ANNUAL REPORT

DECEMBER 31, 1999

TEMPLETON VARIABLE
  PRODUCTS SERIES FUND

CLASS 2


[LOGO/R/]
FRANKLIN/R/ TEMPLETON/R/

A WORD ABOUT RISK

All of the portfolios are subject to certain risks, which will cause investment returns and the value of your principal to increase or decrease. Generally, investments offering the potential for higher returns are accompanied by a higher degree of risk. Stocks and other equities, representing an ownership interest in an individual company, have historically outperformed other asset classes over the long term, but tend to fluctuate more dramatically over the shorter term. Securities of smaller companies, and companies involved in reorganization or bankruptcy, may have greater price swings and greater credit and other risks.

Bonds and other debt obligations are affected by the creditworthiness of their issuers and changes in interest rates, with prices declining as interest rates increase. High yield, lower-rated ("junk") bonds generally have greater price swings and higher default risks than investment grade bonds.

Foreign investing, especially in emerging market countries, has additional risks such as changes in currency values, market price swings, and economic, political, or social instability. These, and other risks pertaining to specific portfolios, such as specialized industry or geographic sectors or use of complex securities, are discussed in the prospectus. Your investment representative can help you determine which portfolios may be right for you.

TABLE OF CONTENTS



TEMPLETON VARIABLE PRODUCTS SERIES FUND
ANNUAL REPORT




Letter to Contract Owners .....................................          2
Class 2 Portfolio Reports
 Franklin Large Cap Growth Investments Fund ...................       FG-1
 Franklin Small Cap Investments Fund ..........................       FS-1
 Franklin Strategic Income Investments Fund ...................      FSI-1
 Mutual Shares/R/ Investments Fund ............................       MS-1
 Templeton Asset Allocation Fund ..............................       TA-1
 Templeton Bond Fund ..........................................       TB-1
 Templeton Developing Markets Fund ............................       TD-1
 Templeton International Fund .................................       TI-1
 Templeton Stock Fund .........................................       TS-1
Class 3 Portfolio Report
 Franklin S&P 500 Index Fund ..................................      S&P-1
REPORT OF SPECIAL MEETING OF SHAREHOLDERS .....................        R-1

 PLEASE NOTE:
 Templeton Variable Products Series Fund ("the Fund") currently consists of 10 separate investment portfolios, all of which offer Class 1 and Class 2 shares, with the exception of Franklin S&P 500 Index Fund, which also offers Class 3 shares. Only the portfolios and classes listed in the above Table of Contents are currently available under your insurance contract. Please consult prospectuses for your insurance contract and the Fund for further information. Please retain this document with your current prospectus for reference.

LETTER TO CONTRACT OWNERS

Dear Contract Owner:

We are pleased to bring you this annual report of Templeton Variable Products Series Fund for the 12 months ended December 31, 1999. The period was a challenging one for investors forced to deal with diverse factors, ranging from currency devaluations to the introduction of the euro, and from rising interest rates to the enormous impact of the Internet upon global economies.

The U.S. economy barreled along, enjoying strong growth for the ninth consecutive year. Inflation remained benign, and domestic stock indexes, led by large-capitalization, blue-chip, technology and Internet-related stocks, hit record highs. On March 29, 1999, the Dow Jones/R/ Industrial Average broke through the 10000 barrier for the first time and went on to close at 11484 on December 31--up 27.18% for the year.(1) The Standard & Poor's/R/ 500 Index, representing 500 large companies, rose 21.04%.(2) Small cap stocks also performed well, and the Russell 2000/R/ Index rose 21.26% for the period.(3) Even value stocks, after underperforming growth stocks for two years, appeared to return to life in April and May. But the big news was made by
Internet-related shares, as the Nasdaq/R/ Composite Index, comprising many high-technology and Internet companies, posted a return of 85.87% for the fiscal year.(4)

European securities markets produced mixed results during the reporting period. Although some European economies began to grow due to increasing Asian demand, the trend did not exert a positive influence on all European securities. The stock markets of France, Germany, Norway and Sweden each rose significantly during the period, while those of Belgium, Ireland and Switzerland each fell in U.S. dollar terms.

1. Source: Standard & Poor's Micropal (Dow Jones). Total return measured by Wilshire & Associates, Inc.

2. Source: Standard & Poor's Micropal (S&P 500).

3. Source: Standard & Poor's Micropal (Frank Russell).

4. Source: Standard & Poor's Micropal (Nasdaq).

Equity markets in many emerging market countries experienced significant volatility throughout the period and surged as investors poured money into many Asian and South American stocks. As measured in U.S. dollars, Hong Kong's, Indonesia's and South Korea's equity indexes each rose more than 68%, while Mexico's Bolsa Index climbed 90.39% and Brazil's Bovespa Index appreciated 76.63%.(5)

As stock markets in emerging markets rebounded, so did their bond markets, and the J.P. Morgan Emerging Markets Bond Index Plus, which tracks the performance of bond markets in developing nations, increased 26.00% during 1999.(6) However, most other bond markets performed poorly, and the Salomon Brothers World Government Bond Index, representative of government bonds in developed countries, posted a one-year total return of only -4.27%.(7) U.S. Treasury securities, as measured by the 30-year Treasury bond, fell in value, and most European government bond prices were also down, as measured in local currency terms.

Of course, it is important to remember that securities markets always have, and always will, fluctuate. And no one knows when they will drop, or when they will soar to new heights. But prudent investors realize that good years can be mixed with bad years, and that long-term results matter more than short-term volatility. That is why we urge you to focus not on short-term market movements, but on your long-term investment goals.

As always, we appreciate your participation in Templeton Variable Products Series Fund and look forward to serving your investment needs in the years to come.

Sincerely,

/s/CHARLES E. JOHNSON

Charles E. Johnson
President
Templeton Variable Products Series Fund

5. Sources: Mexico Bolsa Index and Brazil Bovespa Index.
6. Source: Standard & Poor's Micropal (J.P. Morgan).
7. Source: Standard & Poor's Micropal (Salomon Bros.).

Total returns measured in U.S. dollars. Indexes are unmanaged and include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the Funds' portfolios.

                                FRANKLIN LARGE CAP GROWTH INVESTMENTS FUND

--------------------------------------------------------------------------------
INVESTMENT GOAL AND PRINCIPAL INVESTMENTS: FRANKLIN LARGE CAP GROWTH
INVESTMENTS FUND SEEKS CAPITAL APPRECIATION BY INVESTING PRIMARILY IN COMMON STOCKS OR CONVERTIBLE SECURITIES BELIEVED TO OFFER FAVORABLE POSSIBILITIES FOR CAPITAL APPRECIATION.
--------------------------------------------------------------------------------

During the 12 months under review, major U.S. equity market indexes posted strong results for the fifth consecutive year. The period was also marked by a further widening in the disparity in the rates of investment return among different segments of the stock market. Large-capitalization and technology-related shares performed far better than stocks from traditional non-technology related industries and most small-cap stocks. And initial public offerings brought in a record $69 billion during the year, with many of them soaring spectacularly in their first days of trading.

Supported by the easing of monetary policy and job-creating government policies, many European economies also performed well, posting their highest growth in several years. In addition, following a challenging 1998, the reporting period brought stabilization and economic recovery to many eastern European, Latin American and Asian nations.

Evidencing the stabilization of global economic conditions, U.S. crude oil prices recovered sharply, from a low of about $11 per barrel in 1998 to over $22 per barrel by year-end 1999. Global economic recovery also brought with it a steady rise in U.S. interest rates, and the yield on the benchmark 30-year Treasury bond rose from 5.1% on January 1, 1999, to 6.4% on December 31. During the spring of 1999, global economic recovery supported a period of temporary outperformance by cyclical stocks, including those from several basic materials and industrial sectors. However, this proved short lived and, by summer, technology-related stocks and other high-growth sectors resumed their market leadership.


[This chart shows in bar format the industry breakdown of Franklin Large Cap Growth Investments Fund, based on total net assets as of 12/31/99.]

Electronic Technology      23.9%
Health Technology          10.7%
Telecommunications          8.5%
Technology Services         8.3%
Utilities                   7.2%
Retail Trade                7.0%
Finance                     4.4%
Consumer Non-Durables       3.2%
Industrial Services         2.9%
Consumer Durables           2.5%
Producer Manufacturing      2.4%
Other Industries            6.0%
Cash & Equivalents         13.0%

During the period under review, Franklin Large Cap Growth Investments Fund benefited significantly from the strong performance of the electronic technology sector. JDS Uniphase Corp., a leading provider of laser-based fiber optic networking components, and the Fund's largest position on December 31, 1999, appreciated dramatically, and our investments in Cisco Systems Inc., Applied Materials Inc., EMC Corp., Hewlett-Packard Co. and Microsoft Corp. also proved to be strong performers. Outside the electronic technology area, our holdings of Genentech Inc., Amgen Inc., Global Crossing Ltd., Qwest Communications International Inc., KPNQwest NV, Vodafone AirTouch PLC, Wal-Mart Stores Inc., De Beers Consolidated Mines AG, Expeditors International of Washington Inc., Air Express International Corp., Enron Corp., and AES Corp. each appreciated more than 50% during 1999.

As in any year, some of the Fund's investments performed below our expectations. For example, our holdings in industry leaders such as Abbott Laboratories, Eli Lilly & Co. and Schering-Plough Corp. were subject to the general weakness of the health care and pharmaceuticals sectors. However, we remain committed to such holdings and believe that, because of their long-term growth prospects and extensive research capabilities, these shares should eventually resume their upward trend. Other consumer-related companies, such as Albertson's Inc. and Safeway Inc., also provided disappointing results when they failed to meet earnings expectations.

As we enter 2000, we believe the Fund's holdings should continue to benefit from our economy's most exciting growth opportunities. Recognizing that the extraordinarily strong price appreciation enjoyed in 1999 by many U.S. technology-related sectors brings an added element of risk to investing in such highly valued stocks, we will monitor our holdings very closely and continue to search for less richly valued but fundamentally strong companies with compelling long-term growth prospects. Our holdings in Maytag Corp., Albertson's Inc. and GPU Inc. represent our belief that positioning a portion of the Fund in stocks we believe are severely undervalued balances our larger weighting in more aggressively valued sectors. Although the market's all-time high valuations may signal a high degree of market volatility, we intend to retain our core strategy of seeking to opportunistically purchase shares of outstanding growth companies and hold them for the long term to keep portfolio turnover low and provide investors with consistent growth over time.

We thank you for your participation in Franklin Large Cap Growth Investments Fund and welcome your comments and suggestions.

Sincerely,

/s/KENT SHEPHERD

Kent Shepherd
Portfolio Manager
Franklin Large Cap Growth Investments Fund

This discussion reflects our views, opinions and portfolio holdings as of December 31, 1999, the end of the reporting period. However, they are not necessarily complete analyses of every aspect of any industry, security or investment. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


[This chart lists the top 10 holdings, including industry, of Franklin Large Cap Growth Investments Fund, based on total net assets as of 12/31/99.]

TOP 10 HOLDINGS
Franklin Large Cap Growth
Investments Fund
12/31/99

  COMPANY,                       % OF TOTAL
  INDUSTRY                       NET ASSETS
-------------------------------------------
   JDS Uniphase Corp.,                3.5%
   ELECTRONIC TECHNOLOGY

   Genentech Inc.,                    2.3%
   HEALTH TECHNOLOGY

   Motorola Inc.,                     1.9%
   ELECTRONIC TECHNOLOGY

   Cisco Systems Inc.,                1.9%
   ELECTRONIC TECHNOLOGY

   Nortel Networks Corp.,             1.8%
   ELECTRONIC TECHNOLOGY

   Johnson & Johnson,                 1.6%
   HEALTH TECHNOLOGY

   Costco Wholesale Corp.,            1.6%
   RETAIL TRADE

   Albertson's Inc.,                  1.5%
   RETAIL TRADE

   Microsoft Corp.,                   1.5%
   TECHNOLOGY SERVICES

   Schering-Plough Corp.,             1.5%
   HEALTH TECHNOLOGY

For a complete list of portfolio holdings, please see the Fund's Statement of Investments.

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FG-4

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                                                                           FG-5

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN LARGE CAP GROWTH INVESTMENTS FUND

Financial Highlights

                                                                         YEAR ENDED DECEMBER 31,
                                                                  ------------------------------------
                                                                   1999/dagger//dagger/   1998/dagger/
                                                                  ------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year                                        $11.34             $10.00
                                                                         --------------------------
Income from investment operations:
 Net investment income ........................................              .12                .08
 Net realized and unrealized gains ............................             5.31               1.26
                                                                         --------------------------
Total from investment operations ..............................             5.43               1.34
                                                                         --------------------------
Less distributions from net investment income .................             (.07)                --
                                                                         --------------------------
Net asset value, end of year ..................................           $16.70             $11.34
                                                                         ==========================
Total Return* .................................................           48.24%             13.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...............................           $2,302               $284
Ratios to average net assets:
 Expenses .....................................................            1.00%               1.00%**
 Expenses, excluding waiver and payments by affiliate .........            3.75%               4.68%**
 Net investment income ........................................             .90%               1.18%**
Portfolio turnover rate .......................................           50.61%               4.14%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED.
**ANNUALIZED.
/dagger/FOR THE PERIOD MAY 1, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.
/dagger//dagger/BASED ON AVERAGE WEIGHTED SHARES OUTSTANDING.

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN LARGE CAP GROWTH INVESTMENTS FUND

STATEMENT OF INVESTMENTS, DECEMBER 31, 1999

                                                           COUNTRY        SHARES        VALUE
-------------------------------------------------------------------------------------------------
    COMMON STOCKS 87.0%
    COMMERCIAL SERVICES 1.5%
*   Concord EFS Inc. ...............................    United States       650      $   16,738
    Equifax Inc. ...................................    United States       300           7,069
*   Robert Half International Inc. .................    United States       400          11,425
                                                                                     ----------
                                                                                         35,232
                                                                                     ----------
    CONSUMER DURABLES 2.5%
*   Champion Enterprises Inc. ......................    United States     1,800          15,413
    Clayton Homes Inc. .............................    United States     1,400          12,863
*   Crossmann Communities Inc. .....................    United States     1,000          15,500
    Maytag Corp. ...................................    United States       300          14,400
                                                                                     ----------
                                                                                         58,176
                                                                                     ----------
    CONSUMER NON-DURABLES 3.2%
    Coca-Cola Co. ..................................    United States       500          29,125
    Philip Morris Cos. Inc. ........................    United States     1,200          27,825
    Wm. Wrigley Jr. Co. ............................    United States       200          16,588
                                                                                     ----------
                                                                                         73,538
                                                                                     ----------
    CONSUMER SERVICES .9%
    Time Warner Inc. ...............................    United States       300          21,731
                                                                                     ----------
    ELECTRONIC TECHNOLOGY 23.9%
*   3Com Corp. .....................................    United States       200           9,400
*   Applied Materials Inc. .........................    United States       200          25,338
*   Cisco Systems Inc. .............................    United States       400          42,851
    Compaq Computer Corp. ..........................    United States       500          13,531
*   Comverse Technology Inc. .......................    United States       100          14,475
*   Dell Computer Corp. ............................    United States       600          30,600
*   EMC Corp. ......................................    United States       300          32,775
*   Finisar Corp. ..................................    United States       100           8,988
    Hewlett-Packard Co. ............................    United States       250          28,484
    Intel Corp. ....................................    United States       400          32,925
    International Business Machines Corp. ..........    United States       200          21,600
*   JDS Uniphase Corp. .............................    United States       500          80,656
*   KLA-Tencor Corp. ...............................    United States       300          33,413
    Lucent Technologies Inc. .......................    United States       400          29,925
    Motorola Inc. ..................................    United States       300          44,175
    Nokia Corp., ADR, A ............................       Finland          100          19,000
    Nortel Networks Corp. ..........................        Canada          400          40,400
    Raytheon Co., B ................................    United States       500          13,281
*   Tellabs Inc. ...................................    United States       450          28,884
                                                                                     ----------
                                                                                        550,701
                                                                                     ----------
    ENERGY MINERALS 1.1%
    Royal Dutch Petroleum Co., N.Y. shs. ...........     Netherlands        400          24,175
                                                                                     ----------
    FINANCE 4.4%
    American International Group Inc. ..............    United States       100          10,813
    Associates First Capital Corp., A ..............    United States       300           8,231
    Capital One Financial Corp. ....................    United States       400          19,275
    Charles Schwab Corp. ...........................    United States       300          11,513
    Citigroup Inc. .................................    United States       250          13,891
    Fannie Mae .....................................    United States       100           6,244
    Fifth Third Bancorp ............................    United States       300          22,013
    The Goldman Sachs Group Inc. ...................    United States       100           9,419
                                                                                     ----------
                                                                                        101,399
                                                                                     ----------

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN LARGE CAP GROWTH INVESTMENTS FUND

STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                         COUNTRY        SHARES        VALUE
-------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    HEALTH SERVICES .8%
    McKesson HBOC Inc. ...........................    United States       750      $   16,922
                                                                                   ----------
    HEALTH TECHNOLOGY 10.7%
    Abbott Laboratories ..........................    United States       500          18,156
*   Amgen Inc. ...................................    United States       200          12,013
    Baxter International Inc. ....................    United States       300          18,844
    Eli Lilly & Co. ..............................    United States       300          19,950
*   Genentech Inc. ...............................    United States       400          53,800
*   Guidant Corp. ................................    United States       200           9,400
    Johnson & Johnson ............................    United States       400          37,251
    Medtronic Inc. ...............................    United States       500          18,219
    Schering-Plough Corp. ........................    United States       800          33,750
    Warner-Lambert Co. ...........................    United States       300          24,581
                                                                                   ----------
                                                                                      245,964
                                                                                   ----------
    INDUSTRIAL SERVICES 2.9%
*   AES Corp. ....................................    United States       400          29,900
*   Republic Services Inc., A ....................    United States     1,400          20,125
    Waste Management Inc. ........................    United States     1,000          17,188
                                                                                   ----------
                                                                                       67,213
                                                                                   ----------
    NON-ENERGY MINERALS .3%
    De Beers Consolidated Mines AG, ADR ..........     South Africa       200           5,788
                                                                                   ----------
    PRODUCER MANUFACTURING 2.4%
    Emerson Electric Co. .........................    United States       100           5,738
*   Gentex Corp. .................................    United States       800          22,200
    Molex Inc. ...................................    United States       200          11,338
    Tyco International Ltd. ......................    United States       400          15,550
                                                                                   ----------
                                                                                       54,826
                                                                                   ----------
    RETAIL TRADE 7.0%
    Albertson's Inc. .............................    United States     1,100          35,475
*   Costco Wholesale Corp. .......................    United States       400          36,500
    The Gap Inc. .................................    United States       200           9,200
*   Rite Aid Corp. ...............................    United States       900          10,069
*   Safeway Inc. .................................    United States       900          32,006
    Tiffany & Co. ................................    United States       200          17,850
    Wal-Mart Stores Inc. .........................    United States       300          20,738
                                                                                   ----------
                                                                                      161,838
                                                                                   ----------
    TECHNOLOGY SERVICES 8.3%
    Automatic Data Processing Inc. ...............    United States       300          16,163
*   BMC Software Inc. ............................    United States       200          15,988
*   Commerce One Inc. ............................    United States        50           9,825
*   Entrust Technologies Inc. ....................    United States       300          17,981
*   i2 Technologies Inc. .........................    United States       100          19,500
*   Infonet Services Corp., B ....................    United States       600          15,750
*   InfoSpace.com Inc. ...........................    United States       150          32,100
*   Microsoft Corp. ..............................    United States       300          35,025
*   VERITAS Software Corp. .......................    United States       200          28,624
                                                                                   ----------
                                                                                      190,956
                                                                                   ----------

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN LARGE CAP GROWTH INVESTMENTS FUND

STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                          COUNTRY         SHARES        VALUE
-------------------------------------------------------------------------------------------------------------------------------
          COMMON STOCKS (CONT.)
          TELECOMMUNICATIONS 8.5%
*         365 Corp. PLC ............................................................. United Kingdom          100    $      405
          AT&T Corp. ................................................................  United States          400        20,300
          BellSouth Corp. ...........................................................  United States          500        23,405
*         KPNQwest NV ...............................................................   Netherlands           300        19,124
*         MCI WorldCom Inc. .........................................................  United States          450        23,877
*         Qwest Communications International Inc. ...................................  United States          600        25,800
          SBC Communications Inc. ...................................................  United States          600        29,250
*         STET Hellas Telecommunications SA, ADR ....................................     Greece              400        12,200
*         TeleCorp PCS Inc. .........................................................  United States          100         3,800
          Vodafone AirTouch PLC, ADR ................................................ United Kingdom          450        22,274
*         VoiceStream Wireless Corp. ................................................  United States          100        14,230
                                                                                                                     ----------
                                                                                                                        194,665
                                                                                                                     ----------
          TRANSPORTATION 1.4%
          Air Express International Corp. ...........................................  United States          300         9,694
          Expeditors International of Washington Inc. ...............................  United States          200         8,762
          United Parcel Service Inc., B .............................................  United States          200        13,800
                                                                                                                     ----------
                                                                                                                         32,256
                                                                                                                     ----------
          UTILITIES 7.2%
          Duke Energy Corp. .........................................................  United States          400        20,050
          Edison International ......................................................  United States          400        10,474
          Enron Corp. ...............................................................  United States          600        26,624
          FPL Group Inc. ............................................................  United States          700        29,968
*         Global Crossing Ltd. ......................................................     Bermuda             500        25,000
          GPU Inc. ..................................................................  United States          900        26,943
          PECO Energy Co. ...........................................................  United States          800        27,800
                                                                                                                     ----------
                                                                                                                        166,859
                                                                                                                     ----------
          TOTAL COMMON STOCKS (COST $1,595,886)......................................                                 2,002,239
                                                                                                                     ----------
                                                                                                        PRINCIPAL
                                                                                                        AMOUNT**
 (a)      REPURCHASE AGREEMENTS 15.9%                                                                  -----------
          Joint Repurchase Agreement, 2.583%, 1/03/00, ..............................                   $ 366,180       366,180
           (Maturity Value $366,259) (COST $366,180).................................
          Banc of America Securities LLC (Maturity Value $46,673)....................
          Barclays Capital Inc. (Maturity Value $46,673).............................
          Bear, Stearns & Co. Inc. (Maturity Value $46,673)..........................
          Chase Securities Inc. (Maturity Value $39,548).............................
          Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $46,673).....
          Dresdner Kleinwort Benson, North America LLC (Maturity Value $46,673)......
          Paribas Corp. (Maturity Value $46,673).....................................
          Warburg Dillon Read LLC (Maturity Value $46,673)...........................
           Collateralized by U.S. Treasury Bills and Notes ..........................
                                                                                                                     ----------
          TOTAL INVESTMENTS (COST $1,962,066) 102.9%.................................                                 2,368,419
          OTHER ASSETS, LESS LIABILITIES (2.9%) .....................................                                   (66,370)
                                                                                                                     ----------
          NET ASSETS 100.0% .........................................................                                $2,302,049
                                                                                                                     ==========

*NON-INCOME PRODUCING.
**SECURITIES DENOMINATED IN U.S. DOLLARS.
(A) SEE NOTE 1(C) REGARDING JOINT REPURCHASE AGREEMENTS.

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN LARGE CAP GROWTH INVESTMENTS FUND

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

Assets:
 Investments in securities, at value (cost $1,595,886)........................     $ 2,002,239
 Repurchase agreement, at value and cost .....................................         366,180
 Receivables:
  Investment securities sold .................................................          46,777
  Dividends and interest .....................................................             925
  From affiliates ............................................................          16,415
                                                                                   -----------
   Total assets ..............................................................       2,432,536
                                                                                   -----------
Liabilities:
 Payables:
  Investment securities purchased ............................................         119,014
  Fund shares redeemed .......................................................             123
 Accrued expenses ............................................................          11,350
                                                                                   -----------
   Total liabilities .........................................................         130,487
                                                                                   -----------
Net assets, at value .........................................................     $ 2,302,049
                                                                                   ===========
Net assets consist of:
 Undistributed net investment income .........................................     $     6,993
 Net unrealized appreciation .................................................         406,353
 Accumulated net realized gain ...............................................         101,794
 Beneficial shares ...........................................................       1,786,909
                                                                                   -----------
Net assets, at value .........................................................     $ 2,302,049
                                                                                   ===========
Net asset value per share ($2,302,049 /divided by/ 137,821 shares outstanding)     $     16.70
                                                                                   ===========

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN LARGE CAP GROWTH INVESTMENTS FUND

Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

Investment Income:
 (net of foreign taxes of $34)
 Dividends ...................................................    $ 4,971
 Interest ....................................................      9,782
                                                                  -------
   Total investment income ...................................                $  14,753
                                                                              ---------
Expenses:
 Management fees (Note 3) ....................................      4,667
 Administrative fees (Note 3) ................................        752
 Reports to shareholders .....................................     10,842
 Professional fees ...........................................     12,491
 Trustees' fees and expenses .................................        352
 Other .......................................................         32
                                                                  -------
   Total expenses ............................................                   29,136
   Expenses waived / paid by affiliate (Note 3) ..............                  (21,378)
                                                                              ---------
    Net expenses .............................................                    7,758
                                                                              ---------
     Net investment income ...................................                    6,995
                                                                              ---------
Realized and unrealized gains:
 Net realized gain from investments ..........................                  103,404
 Net unrealized appreciation on investments ..................                  373,111
                                                                              ---------
Net realized and unrealized gain .............................                  476,515
                                                                              ---------
Net increase in net assets resulting from operations .........                $ 483,510
                                                                              =========

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN LARGE CAP GROWTH INVESTMENTS FUND

Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                                           1999        1998/dagger/
                                                                      -----------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...........................................    $    6,995       $  1,988
  Net realized gain (loss) from investments .......................       103,404         (1,610)
  Net unrealized appreciation on investments ......................       373,111         33,242
                                                                       -------------------------
    Net increase in net assets resulting from operations ..........       483,510         33,620
 Distributions to shareholders from net investment income .........        (1,990)            --
 Fund share transactions -- Class 1 (Note 2) ......................     1,536,909        250,000
                                                                       -------------------------
    Net increase in net assets ....................................     2,018,429        283,620
Net assets:
 Beginning of year ................................................       283,620             --
                                                                       -------------------------
 End of year ......................................................    $2,302,049       $283,620
                                                                       =========================
Undistributed net investment income included in net assets:
 End of year ......................................................    $    6,993       $  1,988
                                                                       =========================

/dagger/FOR THE PERIOD MAY 1, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN LARGE CAP GROWTH INVESTMENTS FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Large Cap Growth Investments Fund (the Fund) is a separate, diversified series of Templeton Variable Products Series Fund (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks capital appreciation through a policy of investing at least 65% of its total assets in equity securities of U.S. large cap growth companies.

On October 21, 1999, the shareholders voted to change the name of the Fund to Franklin Large Cap Growth Investments Fund. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. JOINT REPURCHASE AGREEMENT:

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 1999, all outstanding repurchase agreements had been entered into on that date.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN LARGE CAP GROWTH INVESTMENTS FUND

Notes to Financial Statements (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:
(CONT.)

Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

E. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. BENEFICIAL SHARES

The Fund offers two classes of shares: Class 1 and Class 2 shares. The shares differ by their distribution fees, voting rights on matters affecting a single class, and the exchange privilege of each class.

At December 31, 1999, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's Class 1 shares were as follows:

                                                            YEAR ENDED DECEMBER 31,
                                                ------------------------------------------------
                                                           1999                    1998*
                                                ------------------------------------------------
                                                   SHARES        AMOUNT      SHARES     AMOUNT
CLASS 1 SHARES:                                 ------------------------------------------------
Shares sold ...................................    125,679    $ 1,701,816    25,000   $250,000
Shares issued on reinvestment of distributions         177          1,990        --         --
Shares redeemed ...............................    (13,035)      (166,897)       --         --
                                                ------------------------------------------------
Net increase ..................................    112,821    $ 1,536,909    25,000   $250,000
                                                ================================================

* Commencement of operations of Class 1 shares was May 1, 1998.

As of December 31, 1999 and 1998, there were no transactions in the Fund's Class 2 shares.

Templeton Funds Annuity Company, the Fund's subadministrative manager, is the record owner of 25,165 and 25,000 Class 1 shares as of December 31, 1999 and 1998, respectively.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Trust are also officers or directors of Franklin Advisers, Inc. (Advisers), Franklin Templeton Services, Inc. (FT Services) and Franklin/Templeton Distributors, Inc. (Distributors), the Fund's investment manager, administrative manager and principal underwriter, respectively.

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

ANNUALIZED
FEE RATE    AVERAGE DAILY NET ASSETS
----------------------------------------------------------------
  0.60%     First $200 million
  0.50%     Over $200 million, up to and including $1.3 billion
  0.40%     Over $1.3 billion

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN LARGE CAP GROWTH INVESTMENTS FUND

Notes to Financial Statements (CONTINUED)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)
The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED
FEE RATE    AVERAGE DAILY NET ASSETS
----------------------------------------------------------------
  0.15%     First $200 million
  0.135%    Over $200 million, up to and including $700 million
  0.10%     Over $700 million, up to and including $1.2 billion
  0.075%    Over $1.2 billion

Advisers and FT Services have agreed in advance to limit total expenses of the Fund to an annual rate of 1.00% and 1.25% of average daily net assets of Class 1 and Class 2 shares, respectively, through December 31, 2000, as noted in the Statement of Operations.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares, for costs incurred in marketing the Fund's Class 2 shares. No payments were made by the Fund for the year ended December 31, 1999.

4. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

The cost of securities for income tax purposes is the same as that shown in the Statement of Investments. At December 31, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes of $1,595,886 was as follows:

  Unrealized appreciation .............  $ 458,396
  Unrealized depreciation .............    (52,043)
                                         ---------
  Net unrealized appreciation .........  $ 406,353
                                         =========

At December 31,1999, the Fund has deferred capital losses occurring subsequent to October 31, 1999 of $5,959. For tax purposes, such losses will be reflected in the year ending December 31, 2000.

5. INVESTMENT TRANSACTIONS

Purchases of securities (excluding short-term securities) for the year ended December 31, 1999 aggregated $1,602,318 and $324,795, respectively.

6. CREDIT FACILITY

Certain Franklin Templeton Funds, including Franklin Large Cap Growth Investments Fund, are participants in a $750 million senior unsecured credit agreement for temporary borrowing purposes. The termination date of the agreement is March 1, 2000. Interest is calculated on the Fund's borrowings at market rates. At December 31, 1999, the Fund had not utilized this credit facility.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN LARGE CAP GROWTH INVESTMENTS FUND

Notes to Financial Statements (CONTINUED)

7. SUBSEQUENT EVENT

On February 8, 2000, shareholders approved a proposal to merge the Fund into Franklin Templeton Variable Insurance Products Trust Large Cap Growth Securities Fund.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN LARGE CAP GROWTH INVESTMENTS FUND

INDEPENDENT AUDITOR'S REPORT

To the Board of Trustees and Shareholders of Templeton Variable Products Series Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Large Cap Growth Investments Fund, series of Templeton Variable Products Series Fund at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The financial statements for the period from May 1, 1998 (commencement of operations) to December 31, 1998 were audited by other independent accountants whose report dated January 28, 1999 expressed an unqualified opinion in those financial statements.

/s/PRICEWATERHOUSECOOPERS LLP

Ft. Lauderdale, Florida
January 28, 2000 except for Note 7, as to which the date is February 8, 2000.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN LARGE CAP GROWTH INVESTMENTS FUND

CHANGE IN INDEPENDENT AUDITOR

On August 13, 1999, McGladrey & Pullen, LLP (McGladrey) resigned as independent auditors of the Fund. McGladrey resigned pursuant to their agreement to sell their investment company practice to PricewaterhouseCoopers LLP (PwC). The McGladrey partners and professionals previously serving the Fund, have joined PwC and performed the December 31, 1999 audit.

None of the reports of McGladrey on the financial statements of the Fund, including those of the past two fiscal years have ever contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the period McGladrey served the Fund, including the two most recent fiscal years and subsequent interim period, there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of disagreement in connection with its report.

On October 21, 1999, the Fund, with the approval of its Board of Trustees and its Audit Committee, engaged PwC as its independent auditors.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN LARGE CAP GROWTH INVESTMENTS FUND

Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $10,768 as a capital gain dividend for the fiscal year ended December 31, 1999.

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 100.00% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 1999.

                                       FRANKLIN SMALL CAP INVESTMENTS FUND

--------------------------------------------------------------------------------
INVESTMENT GOAL AND PRINCIPAL INVESTMENTS: FRANKLIN SMALL CAP INVESTMENTS FUND SEEKS LONG-TERM CAPITAL GROWTH BY INVESTING IN EQUITY SECURITIES OF SMALL-CAPITALIZATION COMPANIES -- THOSE WITH A MARKET CAPITALIZATION OF LESS THAN $1.5 BILLION AT THE TIME OF INVESTMENT.
--------------------------------------------------------------------------------

During the year under review, infrastructure investment, rising bandwidth and the increasing use of electronics in daily life drove prices of technology stocks to record highs. However, the strength of the technology sector obscured the weakness of other parts of the stock market. Although they registered significant gains during the first half of the year, most energy-related, small-cap stocks failed to sustain their momentum and stagnated or fell later in the year.

As the second half of the year progressed, investors chased the best-performing technology stocks to ever-higher valuations, and the gap between strong technology and weak non-tech stock performances widened. Fortunately, we had already established positions in many of these technology-related stocks and were positioned to benefit from their robust fourth-quarter performance.

During the year, we saw many excellent small cap companies, whose shares we own, flourish as their market capitalizations grew significantly. Although our ownership of such stocks benefited our shareholders, it did increase the median market cap of the fund. While the unusually high market valuations affected our median market cap, it also made it challenging for us to fully invest all of the cash in small cap securities, which are generally sold in smaller amounts. As you can see from the chart to the right, at the end of the period, 38.8% of the Fund's total net assets was in cash and equivalents.

During 1999, Franklin Small Cap Investments Fund posted strong total returns, handily beating its benchmark, the Russell 2000 Growth Index. The Fund's outperformance was primarily attributable to its significant positions in technology stocks and its small allocation to financial and retail stocks. Traditionally, we have found more growth potential in the technology sector and, despite its inherent volatility, we anticipate maintaining large positions in this sector in the near future. We also anticipate holding relatively small positions in the retail and financial sectors, where it is often difficult to find small-cap companies able to sustain consistent revenue and earnings growth.

[This chart shows in pie format the portfolio breakdown of Franklin Small Cap Investments Fund, based on total net assets as 12/31/99.]

Stocks                     61.2%
Cash & Equivalents         38.8%

[This chart lists the top 10 holdings, including industries, of Franklin Small Cap Investments Fund, based on total net assets as of 12/31/99.]


TOP 10 HOLDINGS
Franklin Small Cap
Investments Fund
12/31/99

 COMPANY,                        % OF TOTAL
 INDUSTRY                        NET ASSETS
-------------------------------------------
   JDS Uniphase Corp.,               1.9%
   ELECTRONIC TECHNOLOGY

   i2 Technologies Inc.,             1.8%
   TECHNOLOGY SERVICES

   Bindview Development              1.7%
   Corp.,
   TECHNOLOGY SERVICES

   VERITAS Software Corp.,           1.4%
   TECHNOLOGY SERVICES

   Netsolve Inc.,                    1.2%
   TECHNOLOGY SERVICES

   HNC Software Inc.,                1.2%
   TECHNOLOGY SERVICES

   VoiceStream Wireless              1.2%
   Corp.,
   UTILITIES

   PMC-Sierra Inc.,                  1.1%
   ELECTRONIC TECHNOLOGY

   Tanning Technology Corp.,         1.1%
   TECHNOLOGY SERVICES

   Sapient Corp.,                    1.0%
   TECHNOLOGY SERVICES

For a complete list of portfolio holdings, please see the Fund's Statement of Investments.

For some time, we have been commenting about the weakness in the small-cap market's non-tech sectors. We are pleased to report that as the year ended, we did observe signs of life among a small group of under-appreciated non-tech growth stocks in sectors as disparate as health care and producer manufacturing. Although mutual fund flows and investor interest still seemed to favor technology stocks, we find it encouraging that some investors are starting to appreciate strong fundamental growth potential in uncovered nooks of the market. We are especially optimistic about improved conditions in the home builder and real estate investment trust sectors and have added selectively to our holdings of some non-tech stocks we believe may be strong performers if the market eventually broadens.

Looking forward, we see strong growth potential for small-cap companies. In our opinion, such companies are likely to be prominent innovators in creating and delivering new products, services and technologies during the 21st century, and healthy growth prospects for the global economy should set the stage for a broadening of small-cap performance to include other than technology-related stocks.

We thank you for your participation in Franklin Small Cap Investments Fund and look forward to serving your investment needs in the years to ahead.

Sincerely,

/s/EDWARD B. JAMIESON

Edward B. Jamieson
Portfolio Manager
Franklin Small Cap Investments Fund

This discussion reflects our views, opinions and portfolio holdings as of December 31, 1999, the end of the reporting period. However, they are not necessarily complete analyses of every aspect of any industry, security or investment. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 12/31/99

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT (5/1/98 -- 12/31/99)

The graph below compares the performance of Franklin Small Cap Investments Fund -- Class 2 and the unmanaged Standard & Poor's 500/R/ (S&P 500/R/) Stock Index, including reinvested dividends, as well as the Russell 2000/R/ Growth Index. The Fund's total return represents the change in value of an investment over the period shown and assumes reinvestment of dividends and capital gains at net asset value. We are replacing the Russell 2000 Index with the Russell 2000 Growth Index because it more closely mirrors our growth style of investing. The S&P 500 Index is market-value weighted and consists of 500 stocks chosen for market size, liquidity, and industry group weighting. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 7% of the total U.S. market capitalization. The Fund's performance differs from an index's because an index is not managed, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Index source is Standard & Poor's/R/ Micropal (S&P 500; Russell 2000 and Russell 2000 Growth Indices).

[The following line graph compares the performance of the Franklin Small Cap Investments Fund - Class 2 to that of the Standard & Poor's 500, the Russell 2000 Index, and the Russell 2000 Growth Index, based on a $10,000 investment from 5/1/98 - 12/31/99.]


                          TVP SMALL CAP        S&P 500        RUSSELL 2000 INDEX      RUSSELL
                 INVESTMENTS FUND-CLASS 2                                            2000 GROWTH
                                                                                      INDEX
                ------------------------------------------------------------------------------
     05/01/1998      $10,000                   $10,000       $10,000                  $10,000
     05/31/1998       $9,390                    $9,828        $9,461                   $9,273
     06/30/1998       $9,540                   $10,227        $9,481                   $9,368
     07/31/1998       $8,480                   $10,118        $8,713                   $8,585
     08/31/1998       $7,380                    $8,655        $7,021                   $6,604
     09/30/1998       $7,611                    $9,209        $7,571                   $7,274
     10/31/1998       $7,961                    $9,958        $7,879                   $7,653
     11/30/1998       $8,701                   $10,562        $8,292                   $8,247
     12/31/1998       $9,231                   $11,170        $8,806                   $8,993
     01/31/1999       $9,581                   $11,637        $8,923                   $9,398
     02/28/1999       $8,981                   $11,275        $8,200                   $8,538
     03/31/1999       $9,366                   $11,726        $8,328                   $8,842
     04/30/1999       $9,867                   $12,180        $9,074                   $9,623
     05/31/1999      $10,000                   $11,892        $9,207                   $9,638
     06/30/1999      $10,971                   $12,552        $9,623                  $10,146
     07/31/1999      $10,869                   $12,161        $9,359                   $9,833
     08/31/1999      $10,920                   $12,100        $9,013                   $9,465
     09/30/1999      $11,513                   $11,768        $9,015                   $9,648
     10/31/1999      $12,606                   $12,513        $9,052                   $9,895
     11/30/1999      $13,925                   $12,767        $9,592                  $10,941
     12/31/1999      $16,092                   $13,519       $10,678                  $12,869



The historical performance figures shown pertain only to the Fund's Class 2 shares.
*Standardized fund performance for Class 2 shares reflects a "blended" figure, combining: (a) for periods prior to Class 2's inception on July 30, 1998, historical results of Class 1 shares; and (b) for periods after July 30, 1998, Class 2's results reflecting an additional 12b-1 fee expense, which also affects all future performance.

FRANKLIN SMALL CAP
INVESTMENTS FUND
-- CLASS 2


EXPENSES: Performance reflects the Fund's Class 2 operating expenses, but does NOT include any Contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on Contract values and insurance benefits. See the Contract prospectus for a complete description of these expenses, including sales charges. The Fund adviser agreed to limit Class 2 expenses to 1.25% of total net assets. This agreement may be terminated at a later date.

               Past performance does not guarantee future results.

FRANKLIN SMALL CAP
INVESTMENTS FUND
-- CLASS 2

   Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. There are special risks involved with seeking long-term capital growth from small or relatively new or unseasoned companies, such as relatively small revenues, limited product lines and small market share, as well as currency fluctuations and political uncertainty associated with foreign investing. You may have a gain or loss when you sell your shares.

PERFORMANCE

Total return represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



Franklin Small Cap Investments Fund -- Class 2
Periods ended 12/31/99
                                                SINCE
                                             INCEPTION
                                  1-YEAR*    (5/1/98)*
-------------------------------------------------------
 Cumulative Total Return           74.34%       60.92%
 Average Annual Total Return       74.34%       32.93%
 Value of $10,000 Investment      $17,434      $16,092

*Standardized fund performance for Class 2 shares reflects a "blended" figure, combining: (a) for periods prior to Class 2's inception on July 30, 1998, historical results of Class 1 shares; and (b) for periods after July 30, 1998, Class 2's results reflecting an additional 12b-1 fee expense, which also affects all future performance.

              Past performance does not guarantee future results.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN SMALL CAP INVESTMENTS FUND

Financial Highlights

                                                                                    CLASS 1
                                                                   -----------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                                   -----------------------------------------
                                                                    1999/dagger//dagger/      1998/dagger/
                                                                   -----------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year .............................           $9.23                 $10.00
                                                                   -----------------------------------------
Income from investment operations:
 Net investment income .........................................             .09                    .11
 Net realized and unrealized gains (losses) ....................            6.67                   (.88)
                                                                   -----------------------------------------
Total from investment operations ...............................            6.76                   (.77)
                                                                   -----------------------------------------
Less distributions from:
 Net investment income .........................................            (.02)                    --
 Net realized gains ............................................            (.18)                    --
                                                                   -----------------------------------------
Total distributions ............................................            (.20)                    --
                                                                   -----------------------------------------
Net asset value, end of year ...................................          $15.79                  $9.23
                                                                   =========================================
Total Return* ..................................................          74.93%                (7.70)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................          $1,545                   $231
Ratios to average net assets:
  Expenses .....................................................           1.00%                  1.00%**
  Expenses, excluding waiver and payments by affiliate .........           1.01%                  1.75%**
  Net investment income ........................................            .76%                  1.97%**
Portfolio turnover rate ........................................          46.88%                 36.43%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED.
**ANNUALIZED.
/dagger/FOR THE PERIOD MAY 1, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.
/dagger//dagger/BASED ON AVERAGE WEIGHTED SHARES OUTSTANDING.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN SMALL CAP INVESTMENTS FUND

Financial Highlights (CONTINUED)

                                                                                  CLASS 2
                                                                   --------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                                   --------------------------------------
                                                                    1999/dagger//dagger/     1998/dagger/
                                                                   --------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year .............................           $9.23               $8.55
                                                                   --------------------------------------
Income from investment operations:
  Net investment income ........................................             .06                 .02
  Net realized and unrealized gains ............................            6.65                 .66
                                                                   --------------------------------------
Total from investment operations ...............................            6.71                 .68
                                                                   --------------------------------------
Less distributions from:
  Net investment income ........................................            (.02)                 --
  Net realized gains ...........................................            (.18)                 --
                                                                   --------------------------------------
Total distributions ............................................            (.20)                 --
                                                                   --------------------------------------
Net asset value, end of year ...................................          $15.74               $9.23
                                                                   ======================================
Total Return* ..................................................          74.34%               7.95%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................         $71,252              $6,211
Ratios to average net assets:
  Expenses .....................................................           1.25%               1.25%**
  Expenses, excluding waiver and payments by affiliate .........           1.26%               2.00%**
  Net investment income ........................................            .52%               1.73%**
Portfolio turnover rate ........................................          46.88%              36.43%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED.
**ANNUALIZED.
/dagger/ FOR THE PERIOD JULY 30, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.
/dagger//dagger/BASED ON AVERAGE WEIGHTED SHARES OUTSTANDING.

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN SMALL CAP INVESTMENTS FUND

STATEMENT OF INVESTMENTS, DECEMBER 31, 1999

                                                               COUNTRY        SHARES         VALUE
------------------------------------------------------------------------------------------------------
     COMMON STOCKS 61.2%
     COMMERCIAL SERVICES 1.3%
 *   Aether Systems Inc. ..............................     United States        500     $    35,813
 *   Answerthink Consulting Group Inc. ................     United States        600          20,550
 *   Careerbuilder Inc. ...............................     United States      4,300          27,681
 *   Chemdex Corp. ....................................     United States        700          77,700
 *   Corporate Executive Board Co. ....................     United States      2,200         122,925
 *   Digital Impact Inc. ..............................     United States        200          10,025
 *   Exchange Applications Inc. .......................     United States        600          33,525
 *   Flycast Communications Corp. .....................     United States        200          25,988
 *   GetThere.com Inc. ................................     United States        500          20,125
 *   Harris Interactive Inc. ..........................     United States        700           9,144
 *   Hotjobs.com Ltd. .................................     United States      2,900         126,694
 *   Interep National Radio Sales Inc. ................     United States      3,000          40,125
 *   Management Network Group Inc. ....................     United States        200           6,525
 *   Mediaplex Inc. ...................................     United States        300          18,825
 *   Netcentives Inc. .................................     United States        500          31,156
 *   NetRatings Inc. ..................................     United States        100           4,813
 *   NOVA Corp. .......................................     United States      5,000         157,813
 *   Probusiness Services Inc. ........................     United States      1,000          36,000
 *   Smith-Gardner & Associates Inc. ..................     United States      3,300          56,306
 *   Stamps.com Inc. ..................................     United States      1,100          45,788
 *   Sylvan Learning Systems Inc. .....................     United States      1,800          23,400
 *   Wink Communications Inc. .........................     United States        200          12,013
                                                                                         -----------
                                                                                             942,934
                                                                                         -----------
     CONSUMER DURABLES .2%
 *   Audiovox Corp., A ................................     United States      2,200          66,825
     Ethan Allen Interiors Inc. .......................     United States      3,000          96,188
                                                                                         -----------
                                                                                             163,013
                                                                                         -----------
     CONSUMER NON-DURABLES .8%
 *   Tommy Hilfiger Corp. .............................     United States     10,000         233,125
     Wolverine World Wide Inc. ........................     United States     29,800         325,938
                                                                                         -----------
                                                                                             559,063
                                                                                         -----------
     CONSUMER SERVICES 2.6%
 *   Acme Communications Inc. .........................     United States        300           9,975
 *   Cumulus Media Inc., A ............................     United States      9,500         482,125
 *   Emmis Communications Corp., A ....................     United States        500          62,320
 *   Entercom Communications Corp. ....................     United States      1,000          66,000
 *   E-Stamp Corp. ....................................     United States        600          13,350
 *   Harrah's Entertainment Inc. ......................     United States        100           2,644
 *   Homestore.com Inc. ...............................     United States        100           7,425
 *   Insight Communications Co. Inc., A ...............     United States      6,600         195,525
 *   Jack in the Box Inc. .............................     United States      8,000         165,500
 *   Knot Inc. ........................................     United States        400           3,375
 *   Martha Stewart Living Omnimedia Inc., A ..........     United States        400           9,600
 *   NDS Group PLC, ADR ...............................    United Kingdom        300           9,150
 *   Prime Hospitality Corp. ..........................     United States      4,600          40,538
 *   Quokka Sports Inc. ...............................     United States      2,300          30,188
 *   Quotesmith.com Inc. ..............................     United States      2,400          27,300
 *   Radio One Inc. ...................................     United States      1,400         128,800
 *   SFX Entertainment Inc. ...........................     United States     11,325         409,823
 *   Spanish Broadcasting Systems Inc. ................     United States      2,000          80,500
 *   TiVo Inc. ........................................     United States        400          13,500
 *   Vail Resorts Inc. ................................     United States      2,600          46,638
 *   XM Satellite Radio Holdings Inc. .................     United States      2,400          91,500
                                                                                         -----------
                                                                                           1,895,776
                                                                                         -----------

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN SMALL CAP INVESTMENTS FUND

STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                          COUNTRY          SHARES           VALUE
------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     ELECTRONIC TECHNOLOGY 16.2%
 *   Advanced Energy Industries Inc. ..............    United States          6,600     $   325,050
 *   Airnet Communications Corp. ..................    United States            300          10,913
 *   Alpha Industries Inc. ........................    United States          3,000         171,938
 *   Alteon Websystems Inc. .......................    United States            100           8,775
 *   Ancor Communications Inc. ....................    United States          5,200         352,950
 *   ANTEC Corp. ..................................    United States            200           7,300
 *   Apex Inc. ....................................    United States          1,000          32,250
 *   AVT Corp. ....................................    United States          1,400          65,800
 *   Brocade Communications Systems Inc. ..........    United States            400          70,800
 *   Carrier Access Corp. .........................    United States          3,700         249,056
 *   Catapult Communications Corp. ................    United States          1,300          12,919
 *   C-COR.net Corp. ..............................    United States          1,400         107,275
 *   Cirrus Logic Inc. ............................    United States         15,600         207,675
 *   Coherent Inc. ................................    United States          6,000         160,500
 *   Com21 Inc. ...................................    United States          1,700          38,144
 *   Copper Mountain Networks Inc. ................    United States            200           9,750
 *   CVC Inc. .....................................    United States          1,700          16,363
 *   Cymer Inc. ...................................    United States          2,450         112,700
 *   Digital Microwave Corp. ......................    United States          5,600         131,250
 *   DII Group Inc. ...............................    United States            800          56,775
 *   Ditech Communications Corp. ..................    United States            600          56,100
 *   Electro Scientific Industries Inc. ...........    United States          4,000         292,000
 *   EMCORE Corp. .................................    United States          1,800          61,200
 *   Etec Systems Inc. ............................    United States          2,400         107,700
 *   Exar Corp. ...................................    United States          4,700         276,713
 *   Finisar Corp. ................................    United States            300          26,963
 *   Flextronics International Ltd. ...............      Singapore            3,000         138,000
 *   FLIR Systems Inc. ............................    United States          1,500          24,375
 *   Foundry Networks Inc. ........................    United States            200          60,338
 *   FVC.COM Inc. .................................    United States            400           4,675
 *   Gadzoox Networks Inc. ........................    United States            400          17,425
 *   Gemstar International Group Ltd. .............    United States          9,200         655,500
 *   Immersion Corp. ..............................    United States            300          11,513
 *   Interspeed Inc. ..............................    United States            200           3,538
 *   Jabil Circuit Inc. ...........................    United States            800          58,400
 *   Javelin Systems Inc. .........................    United States          2,200          20,213
 *   JDS Uniphase Corp. ...........................    United States          8,400       1,355,025
 *   JNI Corp. ....................................    United States            200          13,200
 *   Juniper Networks Inc. ........................    United States            400         136,000
 *   Komag Inc. ...................................    United States         15,000          46,875
 *   Kopin Corp. ..................................    United States            600          25,200
 *   Lattice Semiconductor Corp. ..................    United States          6,400         301,600
 *   LTX Corp. ....................................    United States         12,400         277,450
 *   Maker Communications Inc. ....................    United States          9,900         423,225
 *   MCK Communications Inc. ......................    United States            400           9,000
 *   Methode Electronics Inc., A ..................    United States          2,400          77,100
 *   Mettler-Toledo International Inc. ............    United States         12,100         462,069
 *   Micrel Inc. ..................................    United States          1,400          79,713
 *   Natural MicroSystems Corp. ...................    United States            300          14,044
 *   Netopia Inc. .................................    United States          1,000          54,313
 *   Netro Corp. ..................................    United States            700          35,700
 *   Nice Systems Ltd., ADR .......................        Israel             1,900          93,456
 *   Novellus Systems Inc. ........................    United States            600          73,519
 *   PC-Tel Inc. ..................................    United States          2,500         131,250

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN SMALL CAP INVESTMENTS FUND

STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                     COUNTRY          SHARES           VALUE
---------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     ELECTRONIC TECHNOLOGY (CONT.)
 *   Perkinelmer Inc. ........................................    United States          1,000     $    41,688
 *   Photronics Inc. .........................................    United States          2,000          57,250
 *   PMC-Sierra Inc. .........................................        Canada             5,000         801,563
 *   Power Integrations Inc. .................................    United States          7,000         335,563
 *   Proxim Inc. .............................................    United States            800          88,000
 *   QuickLogic Corp. ........................................    United States            500           8,250
 *   Radiant Systems Inc. ....................................    United States            900          36,169
 *   RSA Security Inc. .......................................    United States          8,000         620,000
 *   Rudolph Techonologies Inc. ..............................    United States            500          16,750
 *   Sanmina Corp. ...........................................    United States          2,000         199,750
 *   Semtech Corp. ...........................................    United States          5,200         271,050
 *   Silicon Image Inc. ......................................    United States            100           7,006
 *   SIPEX Corp. .............................................    United States          2,500          61,406
 *   Synopsys Inc. ...........................................    United States          5,000         333,750
 *   Tekelec .................................................    United States          4,900         110,250
 *   Triquint Semiconductor Inc. .............................    United States            300          33,375
 *   Varian Inc. .............................................    United States         16,500         371,250
 *   Varian Semiconductor Equipment Associates Inc. ..........    United States          9,800         333,200
 *   Veeco Instruments Inc. ..................................    United States          1,600          74,900
 *   Visual Networks Inc. ....................................    United States          1,000          79,250
 *   Vixel Corp. .............................................    United States            300           5,119
 *   Waters Corp. ............................................    United States          5,000         265,000
 *   Western Digital Corp. ...................................    United States          6,500          27,219
 *   Xicor Inc. ..............................................    United States            200           2,738
                                                                                                   -----------
                                                                                                    11,752,071
                                                                                                   -----------
     ENERGY MINERALS 1.1%
 *   Barrett Resources Corp. .................................    United States          6,500         191,344
 *   Basin Exploration Inc. ..................................    United States          5,200          91,650
 *   Chesapeake Energy Corp. .................................    United States         10,800          25,650
 *   Forest Oil Corp. ........................................    United States          2,600          34,288
 *   Newfield Exploration Co. ................................    United States          7,200         192,600
 *   Pennaco Energy Inc. .....................................    United States          9,600          76,800
     Range Resources Corp. ...................................    United States          5,900          18,806
 *   Santa Fe Snyder Corp. ...................................    United States          9,100          72,800
 *   Tom Brown Inc. ..........................................    United States          6,100          81,588
                                                                                                   -----------
                                                                                                       785,526
                                                                                                   -----------
     FINANCE 4.4%
 *   Affiliated Managers Group Inc. ..........................    United States          2,100          84,919
     Alexandria Real Estate Equities Inc. ....................    United States          2,500          79,531
     Allied Capital Corp. ....................................    United States          3,700          67,756
     Arden Realty Inc. .......................................    United States          3,000          60,188
     Bank United Corp., A ....................................    United States          3,200          87,200
     Camden Property Trust ...................................    United States          3,600          98,550
 *   Catellus Development Corp. ..............................    United States          3,300          42,281
     CBL & Associates Properties Inc. ........................    United States          2,500          51,563
 *   Commerce Bancorp Inc. ...................................    United States            400          16,175
     Developers Diversified Realty Corp. .....................    United States         10,400         133,900
 *   DLJdirect ...............................................    United States          1,800          24,413
 *   Duff & Phelps Credit Rating Co. .........................    United States            500          44,469
     E.W. Blanch Holdings Inc. ...............................    United States          3,000         183,750
 *   eSPEED Inc. .............................................    United States          1,000          35,563
     Federated Investors Inc., B .............................    United States          5,700         114,356
     FelCor Lodging Trust Inc. ...............................    United States            800          14,000
     Financial Security Assurance Holdings Ltd. ..............    United States          4,000         208,500

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN SMALL CAP INVESTMENTS FUND

STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                              COUNTRY          SHARES           VALUE
------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     FINANCE (CONT.)
     General Growth Properties Inc. ...................    United States          7,200     $   201,600
 *   Glenborough Realty Trust Inc.c. ..................    United States          2,800          37,450
 *   Golden State Bancorp Inc. ........................    United States          6,000         103,500
     HCC Insurance Holdings Inc. ......................    United States          4,200          55,388
     Health Care Property Investors Inc. ..............    United States         10,200         243,525
 *   Knight/Trimark Group Inc., A .....................    United States          1,100          50,600
 *   Labranche & Co. Inc. .............................    United States          8,500         108,375
     MeriStar Hospitality Corp. .......................    United States          8,000         128,000
     Metris Cos. Inc. .................................    United States          1,800          64,238
 *   Mortgage.com Inc. ................................    United States          1,800          10,463
     Mutual Risk Management Ltd. ......................       Bermuda             4,500          75,656
 *   National Discount Brokers Group Inc. .............    United States          1,000          26,375
     Reinsurance Group of America Inc. ................    United States          8,000         222,000
 *   Silicon Valley Bancshares ........................    United States          6,400         316,800
     SL Green Realty Corp. ............................    United States          9,600         208,800
     Westamerica Bancorp. .............................    United States            400          11,175
                                                                                            -----------
                                                                                              3,211,059
                                                                                            -----------
     HEALTH SERVICES .4%
 *   Beverly Enterprises Inc. .........................    United States         10,000          43,750
 *   Ebenx Inc. .......................................    United States            300          13,575
 *   PAREXEL International Corp. ......................    United States          3,000          35,438
 *   Pharmaceutical Product Development Inc. ..........    United States          6,700          79,563
 *   Renal Care Group Inc. ............................    United States          2,700          63,113
 *   SciQuest.com Inc. ................................    United States            800          63,600
                                                                                            -----------
                                                                                                299,039
                                                                                            -----------
     HEALTH TECHNOLOGY .5%
 *   Alexion Pharmaceuticals Inc. .....................    United States          2,100          63,263
 *   ImClone Systems Inc. .............................    United States            700          27,738
 *   Inhale Therapeutic Systems Inc. ..................    United States          3,000         127,688
 *   Serologicals Corp. ...............................    United States         17,000         102,000
 *   Wesley Jessen Visioncare Inc. ....................    United States          1,500          56,813
                                                                                            -----------
                                                                                                377,502
                                                                                            -----------
     INDUSTRIAL SERVICES 1.6%
 *   Atwood Oceanics Inc. .............................    United States          6,000         231,750
 *   Casella Waste Systems Inc., A ....................    United States          7,000         132,125
 *   Catalytica Inc. ..................................    United States          5,000          67,813
 *   Core Laboratories NV .............................    United States          3,000          60,188
 *   Dycom Industries Inc. ............................    United States          4,600         202,688
 *   Grey Wolf Inc. ...................................    United States         23,700          68,138
 *   Marine Drilling Cos. Inc. ........................    United States          3,200          71,800
 *   Plug Power Inc. ..................................    United States            700          19,775
 *   Rowan Cos. Inc. ..................................    United States          6,500         140,969
 *   US Liquids Inc. ..................................    United States          1,200          10,050
 *   Varco International Inc. .........................    United States         16,000         163,000
                                                                                            -----------
                                                                                              1,168,296
                                                                                            -----------
     PROCESS INDUSTRIES 1.1%
     Carpenter Technology Corp. .......................    United States            800          21,950
 *   CUNO Inc. ........................................    United States          7,600         157,344
     Optical Coating Laboratory Inc. ..................    United States          2,100         621,600
 *   Symyx Technologies Inc. ..........................    United States            500          15,000
                                                                                            -----------
                                                                                                815,894
                                                                                            -----------

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN SMALL CAP INVESTMENTS FUND

STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                           COUNTRY          SHARES           VALUE
------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     PRODUCER MANUFACTURING 2.6%
 *   Gentex Corp. ..................................    United States         25,900     $   718,725
     Gibraltar Steel Corp. .........................    United States          2,800          65,450
     JLG Industries Inc. ...........................    United States          6,500         103,594
 *   Polycom Inc. ..................................    United States          5,200         331,175
 *   Power-One Inc. ................................    United States            800          36,650
     Roper Industries Inc. .........................    United States          4,600         173,938
 *   Tower Automotive Inc. .........................    United States         31,900         492,456
                                                                                         -----------
                                                                                           1,921,988
                                                                                         -----------
     RETAIL TRADE .6%
 *   1-800-FLOWERS.COM Inc. ........................    United States          4,900          52,369
 *   Beyond.com Corp. ..............................    United States            600           4,688
 *   Liquid Audio Inc. .............................    United States          5,800         152,250
 *   MotherNature.com Inc. .........................    United States            100             731
 *   PlanetRx.com Inc. .............................    United States            400           5,800
 *   The Men's Wearhouse Inc. ......................    United States          8,000         235,000
                                                                                         -----------
                                                                                             450,838
                                                                                         -----------
     TECHNOLOGY SERVICES 22.8%
 *   Accrue Software Inc. ..........................    United States          1,500          81,188
 *   Active Software Inc. ..........................    United States            500          46,000
 *   Actuate Corp. .................................    United States          7,000         300,125
 *   Affiliated Computer Services Inc., A ..........    United States          7,000         322,000
 *   AGENCY.COM Inc. ...............................    United States            100           5,100
 *   Allaire Corp. .................................    United States            600          87,000
 *   Appnet Inc. ...................................    United States          3,500         153,125
 *   Ardent Software Inc. ..........................    United States          1,600          62,400
 *   Art Technology Group Inc. .....................    United States            400          51,250
 *   Aspect Communications Corp. ...................    United States          1,400          54,775
 *   Backweb Technologies Ltd. .....................    United States            100           4,213
 *   BEA Systems Inc. ..............................    United States          5,800         405,638
 *   Bindview Development Corp. ....................    United States         25,000       1,242,188
 *   Bluestone Software Inc. .......................    United States            600          69,000
 *   Breakaway Solutions Inc. ......................    United States            100           7,300
 *   Brightpoint Inc. ..............................    United States          1,800          23,625
 *   Brio Technology Inc. ..........................    United States          7,000         294,000
 *   BroadVision Inc. ..............................    United States          3,600         612,225
 *   Citrix Systems Inc. ...........................    United States          1,400         172,200
 *   Commerce One Inc. .............................    United States            600         117,900
 *   Complete Business Solutions Inc. ..............    United States         10,000         251,250
 *   Concord Communications Inc. ...................    United States          1,000          44,375
 *   Cybersource Corp. .............................    United States          2,000         103,500
 *   Cysive Inc. ...................................    United States            200          14,413
 *   Data Return Corp. .............................    United States            300          16,050
 *   Deltek Systems Inc. ...........................    United States            300           4,050
 *   Digex Inc. ....................................    United States            400          27,500
 *   Digimarc Corp. ................................    United States            100           5,000
 *   Digital Insight Corp. .........................    United States            200           7,275
 *   Digital Island Inc. ...........................    United States          1,000          95,125
 *   Documentum Inc. ...............................    United States          1,300          77,838
 *   eGain Communications Corp. ....................    United States            400          15,100
 *   El Sitio Inc. .................................      Argentina              500          18,375
 *   Entrust Technologies Inc. .....................    United States          7,000         419,563
 *   Exodus Communications Inc. ....................    United States          2,000         177,625
 *   F5 Networks Inc. ..............................    United States            500          57,000
 *   High Speed Access Corp. .......................    United States            600          10,800

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN SMALL CAP INVESTMENTS FUND

STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                           COUNTRY          SHARES           VALUE
------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     TECHNOLOGY SERVICES (CONT.)
 *   HNC Software Inc. .............................    United States          8,000     $   846,000
 *   i2 Technologies Inc. ..........................    United States          6,800       1,326,000
 *   Imanage Inc. ..................................    United States            300           9,638
 *   Inet Technologies Inc. ........................    United States            900          62,888
 *   Integrated Systems Inc. .......................    United States            400          13,425
 *   Interactive Pictures Corp. ....................    United States            600          13,988
 *   Internap Network Services Corp. ...............    United States            300          51,900
 *   Intertrust Technologies Corp. .................    United States            200          23,525
 *   Interwoven Inc ................................    United States            200          24,325
 *   Intuit Inc. ...................................    United States          2,400         143,850
 *   ISS Group Inc. ................................    United States            400          28,450
 *   ITXC Corp. ....................................    United States            900          30,263
 *   Keane Inc. ....................................    United States          1,600          50,800
 *   Keynote Systems Inc. ..........................    United States            600          44,250
 *   Korea Thrunet Co. Ltd., A .....................     South Korea             100           6,788
 *   Legato Systems Inc. ...........................    United States          6,600         454,163
 *   Liberate Technologies Inc. ....................    United States          1,300         334,100
 *   Luminant Worldwide Corp. ......................    United States          9,200         418,600
 *   McAfee.com Corp. ..............................    United States            300          13,500
 *   Media Metrix Inc. .............................    United States          1,000          35,750
 *   Metasolv Software Inc. ........................    United States            100           8,175
 *   Metron Technology NV ..........................    United States            300           4,819
 *   Micromuse Inc. ................................    United States          3,840         652,800
 *   MicroStrategy Inc. ............................    United States            300          63,000
 *   Mission Critical Software Inc. ................    United States          1,300          91,000
 *   N2H2 Inc. .....................................    United States          1,800          42,300
 *   National Information Consortium Inc. ..........    United States          1,000          32,000
 *   National Instruments Corp. ....................    United States            150           5,738
 *   Navisite Inc. .................................    United States            500          50,000
 *   NBC Internet Inc., A ..........................    United States          4,300         332,175
 *   Netiq Corp. ...................................    United States          1,200          62,475
 *   Netsolve Inc. .................................    United States         27,300         859,950
 *   OnDisplay Inc. ................................    United States            200          18,175
 *   OpenTV Corp., A ...............................    United States            200          16,050
 *   Predictive Systems Inc. .......................    United States            200          13,100
 *   Proxicom Inc. .................................    United States          1,100         136,744
 *   Quest Software Inc. ...........................    United States            100          10,200
 *   Quintus Corp. .................................    United States            100           4,588
 *   Radware Ltd. ..................................    United States            400          17,250
 *   Rare Medium Group Inc. ........................    United States          2,300          78,488
 *   Retek Inc. ....................................    United States            600          45,150
 *   Sapient Corp. .................................    United States          5,200         732,875
 *   Serena Software Inc. ..........................    United States            500          15,469
 *   Software.com Inc. .............................    United States            700          67,200
 *   SonicWALL Inc. ................................    United States            200           8,050
 *   StarMedia Network Inc. ........................    United States          1,300          52,081
 *   Sykes Enterprises Inc. ........................    United States            800          35,100
 *   Tanning Technology Corp. ......................    United States         13,800         813,338
 *   TenFold Corp. .................................    United States            600          23,963
 *   Tumbleweed Communications Corp. ...............    United States          1,800         152,550
 *   U.S. Interactive Inc. .........................    United States          1,300          55,900
 *   Verio Inc. ....................................    United States          5,600         258,650
 *   VERITAS Software Corp. ........................    United States          7,200       1,030,500
 *   Verity Inc. ...................................    United States          6,000         255,375
 *   Vignette Corp. ................................    United States          3,000         489,000
 *   Vitria Technology Inc. ........................    United States            200          46,800

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN SMALL CAP INVESTMENTS FUND

STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                   COUNTRY        SHARES         VALUE
---------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     TECHNOLOGY SERVICES (CONT.)
 *   Whittman-Hart Inc. ...................................     United States      6,600     $   353,925
 *   Wind River Systems Inc. ..............................     United States      4,250         156,188
 *   Women.com Networks Inc. ..............................     United States      3,100          44,175
 *   Xpedior Inc. .........................................     United States        500          14,375
                                                                                             -----------
                                                                                              16,537,985
                                                                                             -----------
     TRANSPORTATION 1.6%
     Air Express International Corp. ......................     United States      1,400          45,238
 *   Alaska Air Group Inc. ................................     United States      2,200          77,275
 *   Atlantic Coast Airlines Holdings Inc. ................     United States      3,000          71,250
     C.H. Robinson Worldwide Inc. .........................     United States     14,700         584,325
     Expeditors International of Washington Inc. ..........     United States      9,000         394,313
                                                                                             -----------
                                                                                               1,172,401
                                                                                             -----------
     UTILITIES 3.4%
 *   365 Corp. PLC ........................................    United Kingdom      1,700           6,882
 *   Airgate PCS Inc. .....................................     United States        300          15,825
 *   Alaska Communications Systems Holdings Inc. ..........     United States      5,600          69,300
 *   AT&T Canada Inc., B ..................................        Canada            400          16,100
 *   Clearnet Communications Inc., A ......................        Canada          1,800          61,875
 *   DSL.net Inc. .........................................     United States      3,500          50,531
 *   GRIC Communications Inc. .............................     United States        400          10,150
 *   Ibasis Inc. ..........................................     United States        600          17,250
 *   ICG Communications Inc. ..............................     United States      5,000          93,750
 *   Illuminet Holdings Inc. ..............................     United States        100           5,500
 *   Intermedia Communications Inc. .......................     United States     12,600         489,038
 *   ITC Deltacom Inc. ....................................     United States        900          24,863
 *   MGC Communications Inc. ..............................     United States      2,600         131,950
 *   Millicom International Cellular SA ...................      Luxembourg        2,300         143,463
 *   Pinnacle Holdings Inc. ...............................     United States      3,900         165,263
 *   Primus Telecommunications Group Inc. .................     United States      2,700         103,275
 *   Rhythms NetConnections Inc. ..........................     United States        100           3,100
 *   Time Warner Telecom Inc. .............................     United States        600          29,963
 *   Triton PCS Inc., A ...................................     United States        200           9,100
 *   VoiceStream Wireless Corp. ...........................     United States      6,000         853,875
 *   Western Wireless Corp., A ............................     United States      3,000         200,213
                                                                                             -----------
                                                                                               2,501,266
                                                                                             -----------
     TOTAL COMMON STOCKS (COST $24,688,823)................                                   44,554,651
                                                                                             -----------

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN SMALL CAP INVESTMENTS FUND

STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                         PRINCIPAL
                                                                                         AMOUNT**          VALUE
--------------------------------------------------------------------------------------------------------------------
 (A)      REPURCHASE AGREEMENT 38.7%
          Joint Repurchase Agreement, 2.583%, 01/03/00,
          (Maturity Value $28,146,138) (COST $28,140,081) .........................   $28,140,081        28,140,081
          Banc of America Securities LLC (Maturity Value $3,586,713)
          Barclays Capital Inc. (Maturity Value $3,586,713)
          Bear, Stearns & Co. Inc. (Maturity Value $3,586,713)
          Chase Securities Inc. (Maturity Value $3,039,148)
          Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $3,586,713)
          Dresdner Kleinwort Benson, North America LLC (Maturity Value $3,586,713)
          Paribas Corp. (Maturity Value $3,586,713)
          Warburg Dillon Read LLC (Maturity Value $3,586,712)
          Collateralized by U.S. Treasury Bills & Notes
                                                                                                        -----------
          TOTAL INVESTMENTS (COST $52,828,904) 99.9%...............................                      72,694,732
          OTHER ASSETS, LESS LIABILITIES .1% ......................................                         102,205
                                                                                                        -----------
          NET ASSETS 100.0% .......................................................                     $72,796,937
                                                                                                        ===========

*NON-INCOME PRODUCING.
**SECURITIES DENOMINATED IN U.S. DOLLARS.
(A) SEE NOTE 1(C) REGARDING JOINT REPURCHASE AGREEMENT.

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN SMALL CAP INVESTMENTS FUND

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

Assets:
 Investments in securities, at value (cost $24,688,823)............................     $ 44,554,651
 Repurchase agreement, at value and cost ..........................................       28,140,081
 Receivables:
  Investment securities sold ......................................................           74,357
  Fund shares sold ................................................................          180,611
  Dividends .......................................................................           20,692
                                                                                        ------------
   Total assets ...................................................................       72,970,392
                                                                                        ------------
Liabilities:
 Payables:
  Investment securities purchased .................................................           47,184
  Fund shares redeemed ............................................................           16,690
  To affiliates ...................................................................           89,031
 Accrued expenses .................................................................           20,550
                                                                                        ------------
   Total liabilities ..............................................................          173,455
                                                                                        ------------
Net assets, at value ..............................................................     $ 72,796,937
                                                                                        ============
Net assets consist of:
 Undistributed net investment income ..............................................     $    128,998
 Net unrealized appreciation ......................................................       19,865,828
 Accumulated net realized gain ....................................................        1,444,668
 Beneficial shares ................................................................       51,357,443
                                                                                        ------------
Net assets, at value ..............................................................     $ 72,796,937
                                                                                        ============
CLASS 1:
 Net asset value per share ($1,544,579 /divided by/ 97,819 shares outstanding)....      $      15.79
                                                                                        ------------
CLASS 2:
 Net asset value per share ($71,252,358 /divided by/ 4,525,661 shares outstanding)      $      15.74
                                                                                        ============

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN SMALL CAP INVESTMENTS FUND

Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

Investment Income:
 Dividends ...................................................    $   59,846
 Interest ....................................................       368,785
                                                                  ----------
   Total investment income ...................................                    $   428,631
                                                                                  -----------
Expenses:
 Management fees (Note 3) ....................................       183,960
 Administrative fees (Note 3) ................................        23,679
 Distribution fees - Class 2 (Note 3) ........................        59,546
 Custodian fees ..............................................           134
 Reports to shareholders .....................................         9,635
 Registration and filing fees ................................           112
 Professional fees ...........................................        28,629
 Trustees' fees and expenses .................................           803
 Other .......................................................           831
                                                                  ----------
   Total expenses ............................................                        307,329
   Expenses waived / paid by affiliate (Note 3) ..............                         (7,603)
                                                                                  -----------
    Net expenses .............................................                        299,726
                                                                                  -----------
     Net investment income ...................................                        128,905
                                                                                  -----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ................................................     1,445,032
  Foreign currency transactions ..............................           (13)
                                                                  ----------
   Net realized gain .........................................                      1,445,019
   Net unrealized appreciation on investments ................                     19,400,771
                                                                                  -----------
Net realized and unrealized gain .............................                     20,845,790
                                                                                  -----------
Net increase in net assets resulting from operations .........                    $20,974,695
                                                                                  ===========

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN SMALL CAP INVESTMENTS FUND

Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                                                1999         1998/dagger/
                                                                          -------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...............................................     $   128,905      $   17,706
  Net realized gain from investments and foreign currency transactions        1,445,019         182,914
  Net unrealized appreciation on investments ..........................      19,400,771         465,057
                                                                          -------------------------------
    Net increase in net assets resulting from operations ..............      20,974,695         665,677
Distributions to shareholders from:
 Net investment income:
  Class 1 .............................................................            (529)             --
  Class 2 .............................................................         (17,257)             --
 Net realized gains:
  Class 1 .............................................................          (4,877)             --
  Class 2 .............................................................        (178,215)             --
Fund share transactions (Note 2):
  Class 1 .............................................................         810,439         250,000
  Class 2 .............................................................      44,770,591       5,526,413
                                                                          -------------------------------
    Net increase in net assets ........................................      66,354,847       6,442,090
Net assets:
 Beginning of year ....................................................       6,442,090              --
                                                                          -------------------------------
 End of year ..........................................................     $72,796,937      $6,442,090
                                                                          ===============================
Undistributed net investment income included in net assets:
 End of year ..........................................................     $   128,998      $   17,706
                                                                          ===============================

/dagger/FOR THE PERIOD MAY 1, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN SMALL CAP INVESTMENTS FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Small Cap Investments Fund (the Fund) is a separate, diversified series of Templeton Variable Products Series Fund (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital growth by investing primarily in equity securities of smaller capitalization growth companies. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. JOINT REPURCHASE AGREEMENT:

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by the securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 1999, all outstanding repurchase agreements had been entered into on that date.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN SMALL CAP INVESTMENTS FUND

Notes to Financial Statements (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:
(CONT.)

Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

E. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. BENEFICIAL SHARES

The Fund offers two classes of shares: Class 1 and Class 2 shares. The shares differ by their distribution fees, voting rights on matters affecting a single class, and the exchange privilege of each class.

At December 31, 1999, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                             YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------
                                                           1999                     1998*
                                                --------------------------------------------------
                                                   SHARES       AMOUNT       SHARES      AMOUNT
CLASS 1 SHARES:                                 --------------------------------------------------
Shares sold ...................................    90,592    $ 1,065,368     25,000   $  250,000
Shares issued on reinvestment of distributions        612          5,406         --           --
Shares redeemed ...............................   (18,385)      (260,335)        --           --
                                                --------------------------------------------------
Net increase ..................................    72,819    $   810,439     25,000   $  250,000
                                                ==================================================

                                                                YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------
                                                            1999                        1998**
                                                --------------------------------------------------------
                                                    SHARES         AMOUNT        SHARES       AMOUNT
CLASS 2 SHARES:                                 --------------------------------------------------------
Shares sold ...................................   3,868,851    $ 44,964,848     681,475    $ 5,599,186
Shares issued on reinvestment of distributions       22,163         195,471          --             --
Shares redeemed ...............................     (38,412)       (389,728)     (8,416)       (72,773)
                                                --------------------------------------------------------
Net increase ..................................   3,852,602    $ 44,770,591     673,059    $ 5,526,413
                                                ========================================================

*Commencement of operations of Class 1 shares was May 1, 1998.
**Commencement of operations of Class 2 shares was July 30, 1998.

Templeton Funds Annuity Company, the Fund's subadministrative manager, is record owner of 25,564 and 25,000 Class 1 shares as of December 31, 1999 and 1998, respectively.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Trust are also officers or directors of Franklin Advisers, Inc. (Advisers), Franklin Templeton Services, Inc. (FT Services) and Franklin/Templeton Distributors, Inc. (Distributors), the Fund's investment manager, administrative manager and principal underwriter, respectively.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN SMALL CAP INVESTMENTS FUND

Notes to Financial Statements (CONTINUED)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

ANNUALIZED
FEE RATE    AVERAGE DAILY NET ASSETS
----------------------------------------------------------------
  0.75%     First $200 million
  0.65%     Over $200 million, up to and including $1.3 billion
  0.55%     Over $1.3 billion

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED
FEE RATE    AVERAGE DAILY NET ASSETS
----------------------------------------------------------------
  0.15%     First $200 million
  0.135%    Over $200 million, up to and including $700 million
  0.10%     Over $700 million, up to and including $1.2 billion
  0.075%    Over $1.2 billion

Advisers and FT Services have agreed in advance to limit total expenses of the Fund to an annual rate of 1.00% and 1.25% of average daily net assets of Class 1 and Class 2 shares, respectively, through December 31, 2000, as noted in the Statement of Operations.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares, for costs incurred in marketing the Fund's Class 2 shares.

4. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

At December 31, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes of $52,846,953 was as follows:

  Unrealized appreciation .............  $ 21,234,177
  Unrealized depreciation .............    (1,386,398)
                                         ------------
  Net unrealized appreciation .........  $ 19,847,779
                                         ============

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

At December 31, 1999 the Fund had deferred capital and currency losses occurring subsequent to October 31, 1999 of $11,000. For tax purposes, such losses will be reflected in the year ending December 31, 2000.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1999 aggregated $27,820,528 and $8,481,678, respectively.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN SMALL CAP INVESTMENTS FUND

Notes to Financial Statements (CONTINUED)

6. CREDIT FACILITY

Certain Franklin Templeton Funds, including Franklin Small Cap Investments Fund, are participants in a $750 million senior unsecured credit agreement for temporary borrowing purposes. The termination date of the agreement is March 1, 2000. Interest is calculated on the Fund's borrowings at market rates. At December 31, 1999, the Fund had not utilized this credit facility.

7. SUBSEQUENT EVENT

On February 8, 2000, shareholders approved a proposal to merge the Fund into Franklin Templeton Variable Insurance Products Trust Small Cap Fund.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN SMALL CAP INVESTMENTS FUND

INDEPENDENT AUDITOR'S REPORT

To the Board of Trustees and Shareholders of Templeton Variable Products Series Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Small Cap Investments Fund, series of Templeton Variable Products Series Fund at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The financial statements for the period from May 1, 1998 (commencement of operations) to December 31, 1998 were audited by other independent accountants whose report dated January 28, 1999 expressed an unqualified opinion in those financial statements.

/s/PRICEWATERHOUSECOOPERS LLP

Ft. Lauderdale, Florida
January 28, 2000 except for Note 7, as to which the date is February 8, 2000.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN SMALL CAP INVESTMENTS FUND

CHANGE IN INDEPENDENT AUDITOR

On August 13, 1999, McGladrey & Pullen, LLP (McGladrey) resigned as independent auditors of the Fund. McGladrey resigned pursuant to their agreement to sell their investment company practice to PricewaterhouseCoopers LLP (PwC). The McGladrey partners and professionals previously serving the Fund, have joined PwC and performed the December 31, 1999 audit.

None of the reports of McGladrey on the financial statements of the Fund, including those of the past two fiscal years have ever contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the period McGladrey served the Fund, including the two most recent fiscal years and subsequent interim period, there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of disagreement in connection with its report.

On October 21, 1999, the Fund, with the approval of its Board of Trustees and its Audit Committee, engaged PwC as its independent auditors.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN SMALL CAP INVESTMENTS FUND

Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $1,730 as a capital gain dividend for the fiscal year ended December 31, 1999.

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 8.30% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 1999.

                                               FRANKLIN S&P 500 INDEX FUND

--------------------------------------------------------------------------------
INVESTMENT GOAL AND PRINCIPAL INVESTMENTS: FRANKLIN S&P 500 INDEX FUND SEEKS TO MATCH THE PERFORMANCE OF THE STANDARD & POOR'S/R/ 500 (S&P 500/R/) COMPOSITE STOCK PRICE INDEX BEFORE DEDUCTION OF FUND EXPENSES. THE FUND USES INVESTMENT "INDEXING" STRATEGIES AND INVESTS IN THE COMMON STOCKS OF THE S&P 500 INDEX IN APPROXIMATELY THE SAME PROPORTION AS THE S&P 500 INDEX.
--------------------------------------------------------------------------------

We are pleased to bring you this first annual report of the Franklin S&P 500 Index Fund, which covers the two months from the Fund's inception on November 1, 1999, through the end of the Fund's fiscal year on December 31, 1999. As you know, the Fund, which is sub-advised by State Street Global Advisers, seeks to match the investment performance of the unmanaged Standard and Poor's 500 (S&P
500) Index, before the deduction of Fund expenses. During the Fund's brief two-months' existence, it underperformed the index.

Since the S&P 500 Index is market capitalization weighted, stocks or sectors with significant market capitalizations can have a substantial impact on the performance of the index. For example, in recent years the top ten stocks have come to account for nearly a quarter of the index's value and its performance, and technology stocks have gone from about 13% to 30% of the S&P 500 Index. Of course, historically the sectors dominating the index have varied and the index's biggest members have generally not made up such a large portion of the index as they do today. To the extent that the Fund's holdings replicate the index, the same stocks and sectors that impact the S&P 500 Index will also impact the Fund. Of course, since the index is designed to reflect the U.S. market, it naturally will also reflect the same characteristics and risks of the market.

Under normal market conditions, we will attempt to employ the full replication strategy of index management by investing in the common stocks of the S&P 500 Index in approximately the same proportions as the index. However, given the new Fund's small size during the reporting period, we employed a specialized strategy to minimize transaction costs while tracking the index. This strategy utilized computer-based statistical data to select a sampling of stocks that resembled the full index in terms of industry weighting, market capitalization, and other characteristics such as beta, price-to-book ratios, price-to-earnings ratios and dividend yields. If we had employed a full replication strategy at such an early stage in the Fund's asset growth cycle, we believe it would have increased the Fund's transaction costs and further dampened its investment performance.

[This chart shows in bar format the industry breakdown of Franklin S&P 500 Index Fund, based on total net assets as of 12/31/99.]

Electronic Technology      17.6%
Finance                    11.7%
Technology Services         9.5%
Utilities                   8.6%
Health Technology           7.2%
Retail Trade                6.4%
Process Industries          5.2%
Consumer Non-Durables       5.0%
Energy Minerals             4.7%
Consumer Services           4.6%
Producer Manufacturing      3.4%
Other Industries            3.7%
Cash & Equivalents         12.4%



                                                                          S&P-1

[This chart lists the top 10 holdings, including industry, of the Franklin S&P 500 Fund, based on total net assets as of 12/31/99.]


TOP 10 HOLDINGS
Franklin S&P 500 Index Fund
12/31/99

 COMPANY,                        % OF TOTAL
 INDUSTRY                        NET ASSETS
-------------------------------------------
   Microsoft Corp.,                  4.4%
   TECHNOLOGY SERVICES

   General Electric Co.,             3.2%
   PROCESS INDUSTRIES

   Cisco Systems Inc.,               2.6%
   ELECTRONIC TECHNOLOGY

   Wal-Mart Stores Inc.,             2.2%
   RETAIL TRADE

   Intel Corp.,                      2.1%
   ELECTRONIC TECHNOLOGY

   Exxon Mobil Corp.,                1.9%
   ENERGY MINERALS

   Lucent Technologies Inc.,         1.8%
   ELECTRONIC TECHNOLOGY

   International Business            1.5%
   Machines Corp.,
   ELECTRONIC TECHNOLOGY

   America Online Inc.,              1.4%
   TECHNOLOGY SERVICES

   Honeywell International           1.3%
   Inc.,
   PRODUCER MANUFACTURING

For a complete list of portfolio holdings, please see the Fund's Statement of Investments.

At the end of the reporting period, the Fund held a mix of 140 companies present in the S&P 500 Index, as well as 12.4% in cash and equivalents. Although uninvested cash, the result of regular cash inflows that inundated the Fund since inception, hindered positive investment performance, it was a benefit when index returns were negative and helped cushion the impact of negative equity price returns.

The Fund's performance was also influenced by factors that do not affect the investment performance of an unmanaged index such as the S&P 500. For example, the Fund has transaction costs and investment management expenses, and must always keep some cash on hand to redeem shares. Generally speaking, these variables account for much of the difference between the Fund's performance and that of the S&P 500 Index.

Looking forward, we anticipate that once the Fund reaches critical mass, additional cash flows will have less of an impact upon performance. At that time, the Fund should more closely track the index.

We thank you for investing in Franklin S&P 500 Index Fund and welcome your comments or suggestions.

Sincerely,

/s/MARK BOYADJIAN

Mark Boyadjian
Portfolio Manager
Franklin S&P 500 Index Fund

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 1999, the end of the reporting period. However, they are not necessarily complete analyses of every aspect of any industry, security or investment. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

S&P-2

PERFORMANCE SUMMARY

Total return represents the cumulative change in value, assuming reinvestment of dividends and capital gains.



Franklin S&P 500 Index Fund -- Class 3
Periods ended 12/31/99
                                             SINCE
                                           INCEPTION
                                           (11/1/99)
------------------------------------------------------
 Cumulative Total Return                        5.50%
 Aggregate Total Return*                        5.50%
 Value of $10,000 Investment                  $10,550

*Aggregate total return represents the change in value of an investment over the indicated period. Since these shares have existed for less than one year, average annual total returns are not provided.


FRANKLIN S&P 500
INDEX FUND
-- CLASS 3

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

               Past performance does not guarantee future results.


                                                                          S&P-3

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN S&P 500 INDEX FUND

Financial Highlights

                                                               CLASS 1
                                                     --------------------------
                                                             YEAR ENDED
                                                      DECEMBER 31, 1999/dagger/
                                                     --------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year                            $10.00
                                                             -------
Income from investment operations:
 Net investment income ...........................               .03
 Net unrealized gain .............................               .53
                                                             -------
Total from investment operations .................               .56
                                                             -------
Net asset value, end of year .....................            $10.56
                                                             =======
Total Return* ....................................             5.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................           $14,888
Ratios to average net assets:
 Expenses ........................................              .55%**
 Expenses, excluding waiver by affiliate .........              .98%**
 Net investment income ...........................             1.77%**
Portfolio turnover rate ..........................                --

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED.
**ANNUALIZED.
/dagger/FOR THE PERIOD NOVEMBER 1, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999. BASED ON AVERAGE WEIGHTED SHARES OUTSTANDING.

S&P-4

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN S&P 500 INDEX FUND

Financial Highlights (CONTINUED)

                                                               CLASS 2
                                                     --------------------------
                                                             YEAR ENDED
                                                      DECEMBER 31, 1999/dagger/
                                                     --------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year                     $10.00
                                                      -------
Income from investment operations:
 Net investment income ...........................        .04
 Net unrealized gain .............................        .51
                                                      -------
Total from investment operations .................        .55
                                                      -------
Net asset value, end of year .....................     $10.55
                                                      =======
Total Return* ....................................      5.50%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................        $88
Ratios to average net assets:
 Expenses ........................................       .80%**
 Expenses, excluding waiver by affiliate .........      1.23%**
 Net investment income ...........................      2.17%**
Portfolio turnover rate ..........................         --

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED.
**ANNUALIZED.
/dagger/FOR THE PERIOD NOVEMBER 1, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999. BASED ON AVERAGE WEIGHTED SHARES OUTSTANDING.

                                                                          S&P-5

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN S&P 500 INDEX FUND

Financial Highlights (CONTINUED)

                                                               CLASS 3
                                                     --------------------------
                                                             YEAR ENDED
                                                      DECEMBER 31, 1999/dagger/
                                                     --------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year                            $10.00
                                                             -------
Income from investment operations:
 Net investment income ...........................               .03
 Net unrealized gain .............................               .52
                                                             -------
Total from investment operations .................               .55
                                                             -------
Net asset value, end of year .....................            $10.55
                                                             =======
Total Return* ....................................             5.50%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................            $2,349
Ratios to average net assets:
 Expenses ........................................              .80%**
 Expenses, excluding waiver by affiliate .........             4.16%**
 Net investment income ...........................             1.78%**
Portfolio turnover rate ..........................                --

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED.
**ANNUALIZED.
/dagger/FOR THE PERIOD NOVEMBER 1, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999. BASED ON AVERAGE WEIGHTED SHARES OUTSTANDING.

                       See Notes to Financial Statements.

S&P-6

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN S&P 500 INDEX FUND

STATEMENT OF INVESTMENTS, DECEMBER 31, 1999

                                                             COUNTRY        SHARES         VALUE
----------------------------------------------------------------------------------------------------
      COMMON STOCKS 87.6%
      CONSUMER DURABLES 1.3%
      Ford Motor Co. .................................    United States     1,747      $   114,730
      General Motors Corp. ...........................    United States     1,379          100,236
                                                                                       -----------
                                                                                           214,966
                                                                                       -----------
      CONSUMER NON-DURABLES 5.0%
      Anheuser-Busch Cos. Inc. .......................    United States       600           42,525
      Campbell Soup Co. ..............................    United States     1,249           48,321
      Coca-Cola Co. ..................................    United States     2,785          162,226
      Colgate-Palmolive Co. ..........................    United States       900           58,500
      Gillette Co. ...................................    United States     1,616           66,559
      Kimberly-Clark Corp. ...........................    United States     1,016           66,294
      PepsiCo Inc. ...................................    United States     2,101           74,060
      Philip Morris Cos. Inc. ........................    United States     4,546          105,410
      Procter & Gamble Co. ...........................    United States     1,200          131,475
      Sara Lee Corp. .................................    United States     2,345           51,737
      Unilever NV, N.Y. shs., ADR ....................     Netherlands      1,100           59,881
                                                                                       -----------
                                                                                           866,988
                                                                                       -----------
      CONSUMER SERVICES 4.6%
      Carnival Corp. .................................    United States     1,224           58,523
  *   CBS Corp. ......................................    United States     1,365           87,275
      Comcast Corp. ..................................    United States     1,358           68,664
      Gannett Co. Inc. ...............................    United States     1,101           89,800
      McDonald's Corp. ...............................    United States     2,305           92,920
  *   MediaOne Group Inc. ............................    United States     1,000           76,813
      Seagrams Co. Ltd. ..............................        Canada          700           40,444
      Time Warner Inc. ...............................    United States     1,690          122,419
  *   Viacom Inc. ....................................    United States     1,138           68,778
      Walt Disney - Disney Group .....................    United States     3,059           89,476
                                                                                       -----------
                                                                                           795,112
                                                                                       -----------
      ELECTRONIC TECHNOLOGY 17.6%
  *   3Com Corp. .....................................    United States       900           42,300
  *   Applied Materials Inc. .........................    United States       700           88,681
      Boeing Co. .....................................    United States     1,720           71,488
  *   Cisco Systems Inc. .............................    United States     4,159          445,533
      Compaq Computer Corp. ..........................    United States     3,187           86,248
  *   Dell Computer Corp. ............................    United States     3,462          176,562
  *   EMC Corp. ......................................    United States     1,460          159,505
      Hewlett-Packard Co. ............................    United States     1,466          167,032
      Intel Corp. ....................................    United States     4,281          352,380
      International Business Machines Corp. ..........    United States     2,360          254,880
      Lucent Technologies Inc. .......................    United States     4,038          302,093
      Motorola Inc. ..................................    United States       946          139,299
      Nortel Networks Corp. ..........................        Canada        1,834          185,234
      QUALCOMM Inc. ..................................    United States       800          141,000
  *   Sun Microsystems Inc. ..........................    United States     2,380          184,301
  *   Tellabs Inc. ...................................    United States       900           57,769
      Texas Instruments Inc. .........................    United States     1,224          118,575
      United Technologies Corp. ......................    United States     1,041           67,665
                                                                                       -----------
                                                                                         3,040,545
                                                                                       -----------
      ENERGY MINERALS 4.7%
      Atlantic Richfield Co. .........................    United States       800           69,200
      Chevron Corp. ..................................    United States       800           69,300
      Conoco Inc. ....................................    United States     2,438           60,645

                                                                          S&P-7

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN S&P 500 INDEX FUND

STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                            COUNTRY        SHARES         VALUE
----------------------------------------------------------------------------------------------------
      COMMON STOCKS (CONT.)
      ENERGY MINERALS (CONT.)
      Exxon Mobil Corp. .............................    United States     4,051      $   326,359
      Phillips Petroleum Co. ........................    United States     1,645           77,315
      Royal Dutch Petroleum Co., N.Y. shs. ..........     Netherlands      2,525          152,605
      Texaco Inc. ...................................    United States     1,000           54,313
                                                                                      -----------
                                                                                          809,737
                                                                                      -----------
      FINANCE 11.7%
      Allstate Corp. ................................    United States     2,775           66,600
      American Express Co. ..........................    United States       541           89,941
      American International Group Inc. .............    United States     1,733          187,381
      Associates First Capital Corp. ................    United States     1,683           46,177
      Bank of America Corp. .........................    United States     2,016          101,178
      Bank of New York Co. Inc. .....................    United States     1,482           59,280
      Bank One Corp. ................................    United States     2,282           73,167
      Charles Schwab Corp. ..........................    United States     1,452           55,721
      Chase Manhattan Corp. .........................    United States     1,100           85,456
      Citigroup Inc. ................................    United States     3,967          220,416
      Fannie Mae ....................................    United States     1,109           69,243
      First Union Corp. .............................    United States     2,187           71,761
      Firstar Corp. .................................    United States     2,671           56,425
      Fleet Boston Financial Corp. ..................    United States     1,919           66,805
      Freddie Mac ...................................    United States     1,223           57,557
      Household International Inc. ..................    United States     1,233           45,929
      Loews Corp. ...................................    United States     1,200           72,825
      Marsh & McLennan Cos. Inc. ....................    United States       700           66,981
      MBNA Corp. ....................................    United States     1,768           48,178
      Mellon Financial Corp. ........................    United States     1,657           56,442
      Merrill Lynch & Co. Inc. ......................    United States       800           66,800
      Morgan Stanley, Dean Witter & Co. .............    United States       796          113,629
      National City Corp. ...........................    United States     2,949           69,854
      U.S. Bancorp. .................................    United States     2,382           56,721
      Washington Mutual Inc. ........................    United States     1,870           48,620
      Wells Fargo Co. ...............................    United States     1,897           76,710
                                                                                      -----------
                                                                                        2,029,797
                                                                                      -----------
      HEALTH SERVICES .3%
      Columbia/HCA Healthcare Corp. .................    United States     2,035           59,651
                                                                                      -----------
      HEALTH TECHNOLOGY 7.2%
      Abbott Laboratories ...........................    United States     2,426           88,094
      American Home Products Corp. ..................    United States     1,820           71,776
  *   Amgen Inc. ....................................    United States     1,500           90,094
      Bristol-Myers Squibb Co. ......................    United States     2,070          132,868
      Eli Lilly & Co. ...............................    United States     1,451           96,492
      Johnson & Johnson .............................    United States     1,466          136,521
      Medtronic Inc. ................................    United States     2,073           75,535
      Merck & Co. Inc. ..............................    United States     2,625          176,039
      Pfizer Inc. ...................................    United States     4,724          153,235
      Pharmacia & Upjohn Inc. .......................    United States     1,216           54,720
      Schering-Plough Corp. .........................    United States     2,051           86,527
      Warner-Lambert Co. ............................    United States     1,053           86,280
                                                                                      -----------
                                                                                        1,248,181
                                                                                      -----------

S&P-8

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN S&P 500 INDEX FUND

STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                              COUNTRY        SHARES         VALUE
----------------------------------------------------------------------------------------------------
      COMMON STOCKS (CONT.)
      INDUSTRIAL SERVICES .6%
      Halliburton Co. .................................    United States     1,001      $    40,290
      Schlumberger Ltd. ...............................    United States     1,100           61,875
      Transocean Sedco Forex Inc. .....................    United States       213            7,174
                                                                                        -----------
                                                                                            109,339
                                                                                        -----------
      NON-ENERGY MINERALS .8%
      Aluminum Co. of America .........................    United States       800           66,400
      Weyerhaeuser Co. ................................    United States       900           64,631
                                                                                        -----------
                                                                                            131,031
                                                                                        -----------
      PROCESS INDUSTRIES 5.2%
      Dow Chemical Co. ................................    United States       500           66,813
      E. I. Du Pont de Nemours and Co. ................    United States     1,490           98,154
      General Electric Co. ............................    United States     3,573          552,922
      International Paper Co. .........................    United States     1,154           65,129
      Monsanto Co. ....................................    United States     1,470           52,369
      PPG Industries Inc. .............................    United States     1,083           67,755
                                                                                        -----------
                                                                                            903,142
                                                                                        -----------
      PRODUCER MANUFACTURING 3.4%
      Caterpillar Inc. ................................    United States     1,266           59,581
      Emerson Electric Co. ............................    United States     1,540           88,358
      Honeywell International Inc. ....................    United States     3,825          220,655
      Minnesota Mining & Manufacturing Co. ............    United States       700           68,513
      Tyco International Ltd. .........................    United States     2,755          107,101
      Xerox Corp. .....................................    United States     2,116           48,007
                                                                                        -----------
                                                                                            592,215
                                                                                        -----------
      RETAIL TRADE 6.4%
      Albertson's Inc. ................................    United States     1,515           48,859
      Costco Wholesale Corp. ..........................    United States       700           63,875
      Dayton Hudson Corp. .............................    United States     1,046           76,816
      GAP Inc. ........................................    United States     1,439           66,194
      Home Depot Inc. .................................    United States     2,994          205,276
      Lowe's Cos. Inc. ................................    United States       905           54,074
      May Department Stores Co. .......................    United States     2,100           67,725
  *   Safeway Inc. ....................................    United States     1,469           52,241
  *   The Kroger Co. ..................................    United States     2,648           49,981
      Walgreen Co. ....................................    United States     2,000           58,500
      Wal-Mart Stores Inc. ............................    United States     5,334          368,713
                                                                                        -----------
                                                                                          1,112,254
                                                                                        -----------
      TECHNOLOGY SERVICES 9.5%
  *   America Online Inc. .............................    United States     3,070          231,593
      Automatic Data Processing Inc. ..................    United States     1,378           74,240
      Computer Associates International Inc. ..........    United States     1,100           76,931
      Electronic Data Systems Corp. ...................    United States       900           60,244
      First Data Corp. ................................    United States     1,247           61,493
  *   Microsoft Corp. .................................    United States     6,438          751,637
  *   Oracle Corp. ....................................    United States     1,955          219,082
      Yahoo! Inc. .....................................    United States       400          173,075
                                                                                        -----------
                                                                                          1,648,295
                                                                                        -----------

                                                                          S&P-9

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN S&P 500 INDEX FUND

STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                        COUNTRY        SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS (CONT.)
      TRANSPORTATION .7%
      Burlington Northern Santa Fe Corp. ..........................................  United States       2,475    $     60,019
      Union Pacific Corp. .........................................................  United States       1,328          57,934
                                                                                                                  ------------
                                                                                                                       117,953
                                                                                                                  ------------
      UTILITIES 8.6%
      Alltel Corp. ................................................................  United States         900          74,419
      AT&T Corp. ..................................................................  United States       3,840         194,880
      Bell Atlantic Corp. .........................................................  United States       1,984         122,140
      BellSouth Corp. .............................................................  United States       2,451         114,737
      Duke Energy Corp. ...........................................................  United States       1,129          56,591
      Enron Corp. .................................................................  United States       1,374          60,971
  *   Global Crossing Ltd. ........................................................     Bermuda          1,221          61,050
      GTE Corp. ...................................................................  United States       1,229          86,720
  *   MCI WorldCom Inc. ...........................................................  United States       3,717         197,232
      SBC Communications Inc. .....................................................  United States       3,983         194,171
      Southern Co. ................................................................  United States       2,460          57,810
  *   Sprint Corp. (PCS Group) ....................................................  United States         700          71,750
      Sprint Corp. Fon Group ......................................................  United States       1,216          81,851
      U.S. West Inc. ..............................................................  United States       1,009          72,648
      Williams Cos. Inc. ..........................................................  United States       1,471          44,957
                                                                                                                  ------------
                                                                                                                     1,491,927
                                                                                                                  ------------
      TOTAL COMMON STOCKS (COST $14,701,201).......................................                                 15,171,133
                                                                                                                  ------------
      SHORT TERM INVESTMENTS 19.5%
 **   Franklin Institional Fiduciary Trust Money Market Portfolio (COST $3,382,348)  United States   3,382,348       3,382,348
                                                                                                                  ------------
      TOTAL INVESTMENTS (COST $18,083,549) 107.1%..................................                                 18,553,481
      OTHER ASSETS, LESS LIABILITIES (7.1%) .......................................                                 (1,228,714)
                                                                                                                  ------------
      NET ASSETS 100.0% ...........................................................                               $ 17,324,767
                                                                                                                  ============

*NON-INCOME PRODUCING.
**SEE NOTE 3 REGARDING INVESTMENT IN THE "SWEEP MONEY FUND".

                              See Note to Financial Statements.

S&P-10

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN S&P 500 INDEX FUND

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

Assets:
 Investments in securities, at value (cost $18,083,549)...........................     $ 18,553,481
 Receivables:
  Fund shares sold ...............................................................          338,292
  Dividends ......................................................................            7,198
 Offering costs (Note 1c) ........................................................           40,000
                                                                                       ------------
   Total assets ..................................................................       18,938,971
                                                                                       ------------
Liabilities:
 Payables:
  Investment securities purchased ................................................        1,587,953
  To affiliates ..................................................................            4,616
 Accrued expenses ................................................................           21,635
                                                                                       ------------
   Total liabilities .............................................................        1,614,204
                                                                                       ------------
Net assets, at value .............................................................     $ 17,324,767
                                                                                       ============
Net assets consist of:
 Undistributed net investment income .............................................     $     21,813
 Net unrealized appreciation .....................................................          469,932
 Beneficial shares ...............................................................       16,833,022
                                                                                       ------------
Net assets, at value .............................................................     $ 17,324,767
                                                                                       ============
CLASS 1:
Net asset value per share ($14,888,190 /divided by/ 1,410,004 shares outstanding)      $      10.56
                                                                                       ============
CLASS 2:
Net asset value per share ($87,915 /divided by/ 8,333 shares outstanding).........     $      10.55
                                                                                       ============
CLASS 3:
Net asset value per share ($2,348,662 /divided by/ 222,589 shares outstanding) ...     $      10.55
                                                                                       ============

                       See Notes to Financial Statements.

                                                                         S&P-11

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN S&P 500 INDEX FUND

Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE PERIOD NOVEMBER 1, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31,
1999

Investment Income:
 Dividends ...................................................    $21,605
 Interest ....................................................      4,815
                                                                  -------
  Total investment income ....................................                 $  26,420
                                                                               ---------
Expenses:
 Management fees (Note 3) ....................................      1,735
 Administrative fees (Note 3) ................................      1,140
 Distribution fees (Note 3)
  Class 2 ....................................................         36
  Class 3 ....................................................        513
 Transfer agent fees - Class 3 (Note 3) ......................      2,600
 Custodian fees ..............................................         20
 Reports to shareholders .....................................      5,500
 Amortization of offering costs (Note 1C) ....................      4,500
 Amortization of offering costs - Class 3 (Note 1C) ..........      3,500
 Professional fees ...........................................      8,020
 Trustees' fees and expenses .................................          8
 Other .......................................................        243
                                                                  -------
   Total expenses ............................................                    27,815
   Expenses waived (Note 3) ..................................                   (15,055)
   Expenses waived - Class 3 (Note 3) ........................                    (6,100)
                                                                               ---------
    Net expenses .............................................                     6,660
                                                                               ---------
     Net investment income ...................................                    19,760
                                                                               ---------
Net unrealized appreciation on investments ...................                   469,932
                                                                               ---------
Net increase in net assets resulting from operations .........                 $ 489,692
                                                                               =========

                       See Notes to Financial Statements.

S&P-12

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN S&P 500 INDEX FUND

Financial Statements (CONTINUED)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                             YEAR ENDED
                                                                      DECEMBER 31, 1999/dagger/
                                                                     --------------------------
Increase in net assets:
 Operations:
  Net investment income ..........................................           $    19,760
  Net unrealized appreciation on investments .....................               469,932
                                                                             -----------
    Net increase in net assets resulting from operations .........               489,692
 Fund share transactions (Note 2):
   Class 1 .......................................................            14,487,738
   Class 2 .......................................................                83,330
   Class 3 .......................................................             2,264,007
                                                                             -----------
    Net increase in net assets ...................................            17,324,767
Net assets:
 Beginning of year ...............................................                    --
                                                                             -----------
 End of year .....................................................           $17,324,767
                                                                             ===========
Undistributed net investment income included in net assets:
 End of year .....................................................           $    21,813
                                                                             ===========

/dagger/FOR THE PERIOD NOVEMBER 1, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

                       See Notes to Financial Statements.

                                                                         S&P-13

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN S&P 500 INDEX FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin S&P 500 Index Fund (the Fund) is a separate, diversified series of Templeton Variable Products Series Fund (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks to match the performance of S&P 500 Index. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices.

B. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

C. OFFERING COSTS:

Offering costs are amortized on a straight-line basis over twelve months.

D. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. BENEFICIAL SHARES

The Fund offers three classes of shares: Class 1, Class 2 and Class 3 shares. The shares differ by their distribution fees, registration fees, shareholder servicing costs, voting rights on matters affecting a single class, and the exchange privilege of each class.

S&P-14

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN S&P 500 INDEX FUND

Notes to Financial Statements (CONTINUED)


2. BENEFICIAL SHARES (CONT.)
At December 31, 1999, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                   YEAR ENDED
                               DECEMBER 31, 1999*
                          -----------------------------
                              SHARES         AMOUNT
CLASS 1 SHARES:           -----------------------------
Shares sold .............   1,433,132    $ 14,724,579
Shares redeemed .........     (23,128)       (236,841)
                          -----------------------------
Net increase ............   1,410,004    $ 14,487,738
                          =============================

                               YEAR ENDED
                           DECEMBER 31, 1999*
                       ---------------------------
                          SHARES        AMOUNT
CLASS 2 SHARES:        ---------------------------
Shares sold ..........      8,333   $     83,330
                       ---------------------------
Net increase .........      8,333   $     83,330
                       ===========================

                                  YEAR ENDED
                              DECEMBER 31, 1999*
                          ---------------------------
                             SHARES        AMOUNT
CLASS 3 SHARES:           ---------------------------
Shares sold .............   232,129    $  2,362,095
Shares redeemed .........    (9,540)        (98,088)
                          ---------------------------
Net increase ............   222,589    $  2,264,007
                          ===========================

*Commencement of operations of Class 1, Class 2, and Class 3 shares was November 1, 1999.

Templeton Funds Annuity Company, the Fund's subadministrative manager, is the record owner of 8,334, 8,333, and 8,333 of the Fund's Class 1, Class 2, and Class 3 shares, respectively, as of December 31, 1999.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Trust are also officers or directors of Franklin Advisers, Inc. (Advisers), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays an investment management fee to Advisers of 0.15% per year of the average daily net assets of the Fund.

The Fund pays an administrative fee to FT Services of 0.10% per year of the Fund's average daily net assets.

Under a sub-advisory agreement, State Street Global Advisors (SSgA) provides sub-advisory services to the Fund and receives from Advisers fees based on the average daily net assets of the Fund as follows:

ANNUALIZED
FEE RATE    AVERAGE DAILY NET ASSETS
---------------------------------------------------------------
  0.05%     First $50 million
  0.04%     Over $50 million, up to and including $100 million
  0.02%     Over $100 million

                                                                         S&P-15

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN S&P 500 INDEX FUND

Notes to Financial Statements (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

Advisers and FT Services have agreed in advance to limit total expenses of the Fund to an annual rate of 0.55%, 0.80%, and 0.80% of average daily net assets of Class 1, Class 2, and Class 3 shares, respectively, through December 31, 2000, as noted in the Statements of Operations.

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) which is managed by Advisers. The Fund earned $12,524 of dividend income from its investment in the Sweep Money Fund.

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.25% per year of its average daily net assets of Class 2 and Class 3 shares.

4. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

The cost of securities for income tax purposes is the same as that shown in the Statement of Investments. At December 31, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

  Unrealized appreciation .............  $  860,490
  Unrealized depreciation .............    (390,558)
                                         ----------
  Net unrealized appreciation .........  $  469,932
                                         ==========

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of offering costs and distribution fees.

5. INVESTMENT TRANSACTIONS

Purchases of securities (excluding short-term securities) for the year ended December 31, 1999 aggregated $14,701,201.

6. SUBSEQUENT EVENT

On February 8, 2000, shareholders approved a proposal to merge the Fund into Franklin Templeton Variable Insurance Products Trust Franklin S&P 500 Index Fund.

S&P-16

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN S&P 500 INDEX FUND

INDEPENDENT AUDITOR'S REPORT

To the Board of Trustees and Shareholders of Templeton Variable Products Series Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin S&P 500 Stock Fund, series of Templeton Variable Products Series Fund at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the period from November 1, 1999 (effective date) to December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

/s/PRICEWATERHOUSECOOPERS LLP

Ft. Lauderdale, Florida
January 28, 2000 except for Note 6, as to which the date is February 8, 2000.

                                                                         S&P-17

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN S&P 500 INDEX FUND

CHANGE IN INDEPENDENT AUDITOR

On August 13, 1999, McGladrey & Pullen, LLP (McGladrey) resigned as independent auditors of the Fund. McGladrey resigned pursuant to their agreement to sell their investment company practice to PricewaterhouseCoopers LLP (PwC). The McGladrey partners and professionals previously serving the Fund, have joined PwC and performed the December 31, 1999 audit.

Since this change occurred during the Fund's initial year of operation, McGladrey did not report on the Fund's financial statements.

There were no disagreements with McGladrey on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure.

On October 21, 1999, the Fund, with the approval of its Board of Trustees and its Audit Committee, engaged PwC as its independent auditors.

S&P-18

                                FRANKLIN STRATEGIC INCOME INVESTMENTS FUND

--------------------------------------------------------------------------------
INVESTMENT GOAL AND PRINCIPAL INVESTMENTS: FRANKLIN STRATEGIC INCOME
INVESTMENTS FUND SEEKS A HIGH LEVEL OF CURRENT INCOME, WITH CAPITAL
APPRECIATION OVER THE LONG TERM AS A SECONDARY OBJECTIVE. THE FUND USES AN ACTIVE ASSET ALLOCATION PROCESS AND INVESTS IN SECURITIES OF FOREIGN GOVERNMENTS, U.S. AND FOREIGN HIGH YIELD, FIXED-INCOME SECURITIES, ASSET-BACKED SECURITIES, PREFERRED STOCK, COMMON STOCK THAT PAYS DIVIDENDS, AND INCOME-PRODUCING SECURITIES CONVERTIBLE INTO COMMON STOCK OF SUCH COMPANIES.
--------------------------------------------------------------------------------

We are pleased to bring you this first annual report of Franklin Strategic Income Investments Fund. Because the Fund was launched on July 1, 1999, this discussion will cover the six-month period ending December 31, 1999.

Overall, the past six months have proved to be a period of rather mixed results for fixed income investments. Although reported domestic inflation figures remained relatively benign, fears of rising pricing pressure on the domestic economy, and the calendar year's third 25 basis points increase in the federal funds rate, pushed interest rates higher during the period. In fact, 10-year Treasury rates jumped by about 60 basis points during the last six months, climbing from 5.8% to end the period at 6.4%

Within this environment, we tried to take advantage of relative value opportunities in the fixed income universe given the Fund's flexibility to invest across six primary asset classes--high yield corporate bonds, foreign government bonds, emerging market debt securities, U.S. government bonds, mortgage-backed securities, and convertible securities. In particular, our focus on growth-oriented fixed income sectors rather than interest-rate sensitive sectors helped to support the Fund's total return performance over the past six months. For example, the Fund benefited from its heavier weighting in the emerging markets fixed income sector, which posted one of the strongest relative returns across the fixed income market. Similarly, the Fund's lower weighting in U.S. government securities proved to be opportune given the softer performance from that interest-rate sensitive sector. Given relative valuation levels at the end of the period, we believe that our portfolio positioning, which favored more growth-oriented over interest-rate sensitive fixed income sectors, was appropriate and that this positioning should lead to superior returns for our shareholders over the longer-term.

[This chart lists in pie format the portfolio breakdown for Franklin Strategic Income Investments Fund, based on total net assets as of 12/31/99.]

High Yield Corporate Bonds                  34.7%
Emerging Market Bonds                       17.0%
Convertible Securities                       8.9%
International Developed Market Bonds         8.8%
Mortgages and Asset-Backed Securities        7.5%
U.S. Government and Agencies                 7.4%
Cash & Other Net Assets                     15.7%


                                                                          FSI-1

HIGH YIELD CORPORATE

During the past six months, a combination of rising interest rates and unfavorable supply and demand fundamentals pressured pricing in the high yield market. In addition to an increase in Treasury rates, asset outflows from dedicated high yield mutual funds and a moderate level of new issue volume pushed overall yield spread levels over Treasuries higher. However, although default rates in the high yield corporate bond market moved higher in 1999, we believe the healthy domestic economy should continue to support the fundamental credit outlook for many high yield issuers. Because of this, as well as the historically wide yield spreads, high yield corporate bonds were the Fund's largest sector holding at the end of the reporting period.

Merger and acquisition activity as well as other positive corporate events continued to drive performance for the Fund's more heavily-weighted cable, broadcasting, and wireless communications sectors. Radio station operator Chancellor Media (now AMFM Inc.) agreed to merge with investment-grade rated Clear Channel Communications, driving prices for our bond position in this issuer higher. Our holdings in United Pan-Europe Communications NV, one of the largest cable television operators in Europe, benefited from that company's healthy operational results combined with its willingness to use its equity currency to help fund various cable system acquisitions. The Fund's position in Nextel Communications Inc., a nationwide provider of digital wireless communication services, was favorably impacted by strong operating results and a successful common stock offering which raised $2.8 billion in capital. The Fund's largest industry allocation is telecommunications, given the robust long-term growth outlook and consolidation trends for companies that operate in that arena. Over the past six months, we initiated positions in PSI Net Inc., a global facilities-based provider of Internet access, and in Level 3 Communications Inc., a provider of wholesale telecommunications services. The expected growth in the demand for both of these companies' services should drive operating results for these two companies for the next several years and simultaneously lead to improving credit profiles.

FSI-2

EMERGING MARKET

The emerging markets continued their recent trend of high volatility. However, during the past six months the sector provided one of the strongest relative total return performances within the fixed income asset class, largely as a result of the healthy yields being offered in this market. Emerging markets represented the Fund's second-largest sector weighting, which reflects both an apparently improving fundamental outlook for select developing countries, as well as the still generous yield spreads over Treasuries being provided for investors in this market.

During the year, Latin America was our top region within this sector. Mexico continued to be our largest position in the sector. We believe the fundamental outlook for this country remains favorable and has begun to be reflected in the trading levels for its sovereign debt. We initiated a position in Columbian bonds, which had traded off largely on fears of the impact of its currency depreciation. However, with rising yield levels, Columbia's sovereign bonds appeared to us relatively attractive given a more sanguine longer-term outlook for that country's economy.

INTERNATIONAL DEVELOPED MARKET

A generally stronger U.S. dollar constrained returns from our international developed markets sector. However, the Fund has kept a fairly moderate exposure to this sector because its total return potential, absent major currency moves, remained rather constrained compared to other fixed income sectors given the low nominal yields being offered in many developed international fixed income markets. In terms of currency exposure, the Fund's positions in this sector were generally unhedged at period end, as the dollar appeared vulnerable to near-term depreciation.

During the period, German bonds comprised one of the Fund's largest holdings in Europe because that country continues to serve as the sovereign benchmark in that region. Because of the relative value of Italy's bonds within the European Union, we also maintained a meaningful exposure to that country. In the dollar-bloc countries, the Fund held relatively equal exposures to Australia and New Zealand at period end.

                                                                          FSI-3

CONVERTIBLE SECURITIES

After experiencing a dip in the fall of 1999, the broad domestic equity markets rebounded sharply towards the latter half of the reporting period. Although the strength in the U.S. economy should continue to support earnings growth, rising nominal interest rates and the fear of increasing inflation could temper future pricing levels in this sector. As valuations in this market become more attractive, the Fund will continue to look for select opportunities to invest in the equities of undervalued companies with favorable fundamental outlooks. Of note, during the period the Fund's position in Vodafone (through the MediaOne Group Inc. convertible preferred) benefited from the healthy subscriber additions and favorable long-term global growth projections for wireless services.

U.S. GOVERNMENT AND AGENCIES

During the past six months, the Fund generally held an underweighted exposure to this sector. However, in an attempt to take advantage of widening spreads in the callable government agency market, we did add exposure to that part of the sector. Although recent increases in the nominal rates being offered in the U.S. government market have increased this sector's attractiveness, total return potential in this sector still remains relatively limited compared to other fixed income alternatives and consequently the Fund's exposure remained generally low at period end.

MORTGAGES AND ASSET-BACKED SECURITIES

The Fund continued to overweight its mortgage and other asset-backed securities sector relative to its U.S. government exposure due to the historically wide yield spreads over Treasuries being offered in this market. Over the course of the period, spread levels did begin to contract, which helped to support pricing in this sector even in the face of rising domestic interest rates.

FSI-4

LOOKING FORWARD

Despite the fact that domestic economic growth may slow from the robust rate of gross domestic product expansion experienced in the latter half of 1999, the outlook for moderate economic growth for 2000 remains intact. Although certain measures of domestic pricing pressure have recently been on the rise, core inflationary rates still appear to be relatively subdued. Moreover, on the international front, the fiscal position of many developing countries is expected to stabilize as a result of a stronger economic outlook. Given this apparently favorable global economic outlook and the above-average yield spreads being offered by high yield corporate bonds and emerging market securities, at period end we favored these growth-oriented sectors. Our lower exposure to interest-rate sensitive sectors reflected the relatively low nominal yields being offered in these markets and the more limited intermediate-term total return prospects in those sectors. As always, the Fund will continue to look for opportunities to enhance its long-term returns while reducing overall volatility by actively managing its sector and security allocations.

We thank you for your participation in Franklin Strategic Income Investments Fund and look forward to serving your investment needs in the years to come.

Sincerely,

/s/CHRISTOPHER J. MOLUMPHY

Christopher J. Molumphy
Portfolio Manager
Franklin Strategic Income Investments Fund

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 1999, the end of the reporting period. However, they are not necessarily complete analyses of every aspect of any industry, security or investment. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

                                                                          FSI-5

                      This page intentionally left blank


FSI-6

                      This page intentionally left blank


                                                                          FSI-7

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN STRATEGIC INCOME INVESTMENTS FUND

Financial Highlights

                                                                           YEAR ENDED
                                                                    DECEMBER 31, 1999/dagger/
                                                                   --------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year .............................           $ 10.00
                                                                           -------
Income from investment operations:
  Net investment income ........................................               .38
  Net realized and unrealized loss .............................              (.12)
                                                                           --------
Total from investment operations ...............................               .26
                                                                           --------
Less distributions from net investment income ..................              (.30)
                                                                           --------
Net asset value, end of year ...................................           $  9.96
                                                                           ========
Total Return* ..................................................             2.61%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................           $ 4,741
Ratios to average net assets:
  Expenses .....................................................              .75%**
  Expenses, excluding waiver and payments by affiliate .........             1.46%**
  Net investment income ........................................             7.52%**
Portfolio turnover rate ........................................             9.96%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED.
**ANNUALIZED.
/dagger/FOR THE PERIOD JULY 1, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999. BASED ON AVERAGE WEIGHTED SHARES OUTSTANDING.

                       See Notes to Financial Statements.

FSI-8

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN STRATEGIC INCOME INVESTMENTS FUND

STATEMENT OF INVESTMENTS, DECEMBER 31, 1999

                                                                                               COUNTRY        SHARES        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS 6.4%
ENERGY MINERALS 2.1%
Kerr-McGee Corp., 5.50%, cvt. pfd. ........................................................   United States     3,000    $   99,000
                                                                                                                         ----------
FINANCE 2.0%
Protective Life Capital Trust II, 6.50%, cvt. pfd. ........................................   United States     1,750        92,531
                                                                                                                         ----------
TELECOMMUNICATIONS 2.3%
MediaOne Group Inc., 7.00%, cvt. pfd. .....................................................   United States     2,300       110,400
                                                                                                                         ----------
TOTAL CONVERTIBLE PREFERRED STOCKS (COST $293,309).........................................                                 301,931
                                                                                                                         ----------
                                                                                                            PRINCIPAL
                                                                                                             AMOUNT*
                                                                                                            ----------
BONDS 34.7%
CONSUMER SERVICES 6.1%
AMFM Inc., senior note, 8.00%, 11/01/08 ...................................................  United States  $ 100,000       100,000
CSC Holdings Inc., senior sub. deb., 9.875%, 4/01/23 ......................................  United States    100,000       106,000
United Pan-Europe Communications NV, zero cpn. to 8/01/04 12.50%, thereafter, 8/01/09 .....   Netherlands     150,000        85,500
                                                                                                                         ----------
                                                                                                                            291,500
                                                                                                                         ----------
ENERGY MINERALS 4.1%
Chesapeake Energy Corp., senior note, B, 9.625%, 5/01/05 ..................................  United States    100,000        95,000
P&L Coal Holdings Corp., senior sub. note, B, 9.625%, 5/15/08 .............................  United States    100,000        99,000
                                                                                                                         ----------
                                                                                                                            194,000
                                                                                                                         ----------
FINANCE 2.2%
Sovereign Bancorp Inc., senior note, 10.50%, 11/15/06 .....................................  United States    100,000       102,000
                                                                                                                         ----------
HEALTH SERVICES 2.0%
Fresenius Medical Care Capital Trust, 7.875%, 2/01/08 .....................................     Germany       100,000        93,000
                                                                                                                         ----------
INDUSTRIAL SERVICES 1.9%
Allied Waste North America Inc., senior note, B, 7.875%, 1/01/09 ..........................  United States    100,000        88,500
                                                                                                                         ----------
PROCESS INDUSTRIES 6.1%
Anchor Glass, first mortgage, 11.25%, 4/01/05 .............................................  United States    100,000        85,500
Lyondell Chemical Co., senior secured note, 9.875%, 5/01/07 ...............................  United States    100,000       102,000
Packaging Corp. Of America, senior sub. note, 9.625%, 4/01/09 .............................  United States    100,000       103,000
                                                                                                                         ----------
                                                                                                                            290,500
                                                                                                                         ----------
TECHNOLOGY SERVICES 2.1%
PSINet Inc., senior note, 144A, 10.50%, 12/01/06 ..........................................  United States    100,000       101,250
                                                                                                                         ----------
TELECOMMUNICATIONS 8.0%
Level 3 Communications Inc., senior disc. note, zero cpn to 12/01/03,10.50% thereafter,
   12/01/08................................................................................  United States    150,000        91,875
Nextel Communications Inc., senior disc. note, zero cpn. to 10/31/02, 9.75% thereafter,
   10/31/07 ...............................................................................  United States    150,000       109,125
Nextlink Communications Inc., 144A, zero cpn. to 6/01/04, 12.25% thereafter, 6/01/09 ......  United States    150,000        92,250
VoiceStream Wireless Corp., senior disc. note, 144A, zero cpn. to 11/15/04, 11.875%
   thereafter, 11/15/09 ...................................................................  United States    150,000        90,000
                                                                                                                         ----------
                                                                                                                            383,250
                                                                                                                         ----------
UTILITIES 2.2%
AES Corp., senior note, 9.50%, 6/01/09 ....................................................  United States    100,000       102,000
                                                                                                                         ----------
TOTAL BONDS (COST $1,650,290)..............................................................                               1,646,000
                                                                                                                         ----------
CONVERTIBLE BONDS 2.5%
TECHNOLOGY SERVICES 2.5%
Affiliated Computer Services, cvt., sub. note, 4.00%, 3/15/05 (COST $120,750)..............  United States    100,000       120,688
                                                                                                                         ----------

                                                                          FSI-9

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN STRATEGIC INCOME INVESTMENTS FUND

STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                                         PRINCIPAL
                                                                                          COUNTRY         AMOUNT*         VALUE
                                                                                      --------------- --------------- -----------
     U.S. GOVERNMENT AND AGENCY SECURITIES 14.9%
     OTHER U.S. GOVERNMENT AND AGENCY SECURITIES 7.4%
     FHLMC, 6.60%, 4/20/09 ........................................................... United States        140,000    $  131,199
     FNMA, 5.25%, 1/15/09 ............................................................ United States        250,000       220,520
                                                                                                                       ----------
                                                                                                                          351,719
                                                                                                                       ----------
     U.S. GOVERNMENT AGENCIES/MORTGAGES 7.5%
     FNMA, 7.00%, 5/01/12 ............................................................ United States         91,944        91,141
     FNMA, 6.50%, 7/01/28 ............................................................ United States         96,622        91,284
     FNMA, 6.00%, 2/01/29 ............................................................ United States         97,878        89,694
     GNMA, SF, 8.00%, 6/15/26 ........................................................ United States         79,883        80,863
                                                                                                                       ----------
                                                                                                                          352,982
                                                                                                                       ----------
     TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $721,170)......................                                    704,701
                                                                                                                       ----------
     FOREIGN GOVERNMENT AND AGENCY SECURITIES 25.8%
     Republic of Argentina, Bonos Del Tesoro, 8.75%, 5/09/02 .........................   Argentina          150,000       142,275
     Australian Government, 7.50%, 7/15/05 ...........................................   Australia           97,000 AUD    65,881
     Republic of Brazil, 9.375%, 4/07/08 .............................................     Brazil           150,000       133,125
     Republic of Brazil, 14.50%, 10/15/09 ............................................     Brazil            10,000        11,100
     Republic of Bulgaria, Series A, FRN, 6.875%, 7/28/24 ............................    Bulgaria          100,000        80,313
     Republic of Columbia, 9.75%, 4/23/09 ............................................    Colombia           50,000        47,915
     French Treasury Note, 3.50%, 7/12/04 ............................................     France            28,000 EUR    26,662
     Federal Republic of Germany, 3.25%, 2/17/04 .....................................    Germany            41,000 EUR    39,010
     Federal Republic of Germany, 4.50%, 7/04/09 .....................................    Germany            73,000 EUR    68,936
     Buoni Poliennali Del Tesoro, 7.75%, 11/01/06 ....................................     Italy            100,000 EUR   114,064
     United Mexican States, 8.625%, 3/12/08 ..........................................     Mexico           250,000       246,252
     Government of New Zealand, 7.00%, 7/15/09 .......................................  New Zealand         125,000 NZD    63,904
     Republic of Panama, 9.375%, 4/01/29 .............................................     Panama            50,000        48,200
     Russia Ministry of Finance, Reg S, 10.00%, 6/26/07 ..............................     Russia            50,000        30,500
     Swedish Government, 10.25%, 5/05/03 .............................................     Sweden           300,000 SEK    40,769
     Republic of Venezuela, 9.25%, 9/15/27 ...........................................   Venezuela          100,000        66,500
                                                                                                                       ----------
     TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $1,210,367).................                                  1,225,406
                                                                                                                       ----------
     TOTAL LONG TERM INVESTMENTS (COST $3,995,886)....................................                                  3,998,726
                                                                                                                       ==========
                                                                                                           SHARES
                                                                                                        -----------
     SHORT TERM INVESTMENTS 12.2%
**   Franklin Institutional Fiduciary Trust Money Market Portfolio (COST $576,652).... United States        576,652       576,652
                                                                                                                       ----------
     TOTAL INVESTMENTS (COST $4,572,538) 96.5%........................................                                  4,575,378
     OTHER ASSETS, LESS LIABILITIES 3.5% .............................................                                    165,688
                                                                                                                       ----------
     NET ASSETS 100.0% ...............................................................                                 $4,741,066
                                                                                                                       ==========

CURRENCY ABBREVIATIONS:
AUD--Australian Dollars
EUR--European Currency Unit
NZD--New Zealand Dollars
SEK--Swedish Krona

*Securities denominated in U.S. dollars unless otherwise indicated. **See Note 3 regarding investments in the "Sweep Money Fund".

                       See Notes to Financial Statements.

FSI-10

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN STRATEGIC INCOME INVESTMENTS FUND

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

Assets:
 Investments in securities, at value (cost $4,572,538)........................    $4,575,378
 Receivables:
  Fund shares sold ...........................................................       112,775
  Dividends and interest .....................................................        63,009
 From affiliates .............................................................         3,640
                                                                                  ----------
   Total assets ..............................................................     4,754,802
                                                                                  ----------
Liabilities:
 Payables to affiliates ......................................................           743
 Accrued expenses ............................................................        12,993
                                                                                  ----------
   Total liabilities .........................................................        13,736
                                                                                  ----------
Net assets, at value .........................................................    $4,741,066
                                                                                  ==========
Net assets consist of:
 Undistributed net investment income .........................................    $    1,950
 Net unrealized appreciation .................................................         2,727
 Accumulated net realized loss ...............................................       (20,144)
 Beneficial shares ...........................................................     4,756,533
                                                                                  ----------
Net assets, at value .........................................................    $4,741,066
                                                                                  ==========
Net asset value per share ($4,741,066 /divided by/ 476,054 shares outstanding)    $     9.96
                                                                                  ==========

                       See Notes to Financial Statements.

                                                                         FSI-11

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN STRATEGIC INCOME INVESTMENTS FUND

Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE PERIOD JULY 1, 1999 (EFFECTIVE DATE) TO DECEMBER 31, 1999

Investment Income:
  (net of foreign taxes of $507)
 Dividends ...............................................................    $  16,003
 Interest ................................................................      130,879
                                                                              ---------
   Total investment income ...............................................                   $ 146,882
                                                                                             ---------
Expenses:
 Management fees (Note 3) ................................................        6,732
 Administrative fees (Note 3) ............................................        3,525
 Custodian fees ..........................................................          245
 Reports to shareholders .................................................        5,005
 Registration and filing fees ............................................           60
 Professional fees .......................................................        8,030
 Trustees' fees and expenses .............................................            7
 Other ...................................................................        2,339
                                                                              ---------
   Total expenses ........................................................                      25,943
   Expenses waived / paid by affiliate (Note 3) ..........................                     (12,621)
                                                                                             ---------
    Net expenses .........................................................                      13,322
                                                                                             ---------
     Net investment income ...............................................                     133,560
                                                                                             ---------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments ............................................................      (20,144)
  Foreign currency transactions ..........................................         (367)
                                                                              ---------
   Net realized loss .....................................................                     (20,511)
 Net unrealized appreciation (depreciation) on:
  Investments ............................................................        2,840
  Translation of assets and liabilities denominated in foreign currencies          (113)
                                                                              ---------
   Net unrealized appreciation ...........................................                       2,727
                                                                                             ---------
Net realized and unrealized loss .........................................                     (17,784)
                                                                                             ---------
Net increase in net assets resulting from operations .....................                   $ 115,776
                                                                                             =========

                       See Notes to Financial Statements.

FSI-12

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN STRATEGIC INCOME INVESTMENTS FUND

Financial Statements (CONTINUED)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                                              1999/dagger/
                                                                                             -------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................................    $  133,560
  Net realized loss from investments and foreign currency transactions ...................       (20,511)
  Net unrealized appreciation on investments and translation of assets and liabilities
   denominated in foreign currencies......................................................         2,727
                                                                                              ----------
    Net increase in net assets resulting from operations .................................       115,776
 Distributions to shareholders from net investment income ................................      (131,241)
 Fund share transactions (Note 2): .......................................................     4,756,531
                                                                                              ----------
    Net increase in net assets ...........................................................     4,741,066
Net assets:
 Beginning of year .......................................................................            --
                                                                                              ----------
 End of year .............................................................................    $4,741,066
                                                                                              ==========
Undistributed net investment income included in net assets:
 End of year .............................................................................    $    1,950
                                                                                              ==========

/dagger/FOR THE PERIOD JULY 1, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

                       See Notes to Financial Statements.

                                                                         FSI-13

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN STRATEGIC INCOME INVESTMENTS FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Income Investments Fund (the Fund) is a separate, diversified series of Templeton Variable Products Series Fund (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks high current income. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

D. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

FSI-14

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN STRATEGIC INCOME INVESTMENTS FUND

Notes to Financial Statements (CONTINUED)

2. BENEFICIAL SHARES

At December 31, 1999, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                          YEAR ENDED
                                                      DECEMBER 31, 1999*
                                                   -------------------------
                                                      SHARES       AMOUNT
                                                   -------------------------
Shares sold ......................................   463,525    $4,632,471
Shares issued on reinvestment of distributions ...    13,257       131,241
Shares redeemed ..................................      (728)       (7,181)
                                                     -------    ----------
Net increase .....................................   476,054    $4,756,531
                                                     =======    ==========

*Commencement of operations of shares was July 1, 1999.

As of December 31, 1999, there were no transactions in the Fund's Class 2 shares.

Templeton Funds Annuity Company, the Fund's subadministrative manager, is the record owner of 309,058 shares as of December 31, 1999.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Trust are also officers or directors of Franklin Advisers, Inc. (Advisers), Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FT Services), and Franklin/Templeton Distributors, Inc. (Distributors) the Fund's investment manager, sub-advisor, administrative manager, and principal underwriter, respectively.

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

ANNUALIZED
FEE RATE      AVERAGE DAILY NET ASSETS
----------------------------------------------------------------
  0.425%      First $500 million
  0.325%      Over $500 million, up to and including $1 billion
  0.280%      Over $1 billion

Fees are further reduced on net assets over $1.5 billion.

The Fund pays an administrative fee to FT Services of 0.20% per year of the Fund's average daily net assets.

Under a sub-advisory agreement, TICI provides sub-advisory services to the Fund and receives from Advisers an annual rate of 0.25% based on the average daily net assets of the Fund.

Advisers and FT Services have agreed in advance to limit total expenses of the Fund to an annual rate of 0.75% and 1.00% of average daily net assets of Class 1 and Class 2 shares, respectively, through December 31, 2000, as noted in the Statements of Operations.

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) which is managed by Advisers. The Fund earned $13,159 of dividend income from its investment in the Sweep Money Fund.

The Fund reimburses Distributors up to 0.25% per year of the average daily net assets of Class 2 shares, for costs incurred in marketing the Fund's Class 2 shares. No payments were made by the Fund for the year ended December 31, 1999.

                                                                         FSI-15

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN STRATEGIC INCOME INVESTMENTS FUND

Notes to Financial Statements (CONTINUED)

4. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

At December 31, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes of $4,572,538 was as follows:

  Unrealized appreciation .............  $  79,560
  Unrealized depreciation .............    (76,720)
                                         ---------
  Net unrealized appreciation .........  $   2,840
                                         =========

At December 31, 1999, the Fund had tax basis capital losses of $18,246 which may be carried over to offset figure capital gains. Such lossex expire in December 31, 2007.

At December 31, 1999, the Fund have deferred capital losses occurring subsequent to October 31, 1999 of $1,898. For tax purposes, such losses will be reflected in the year ending December 31, 2000.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1999 aggregated $4,298,095 and $312,949, respectively.

6. CREDIT FACILITY

Certain Franklin Templeton Funds, including Strategic Income Investments Fund, are participants in a $750 million senior unsecured credit agreement for temporary borrowing purposes. The termination date of the agreement is March 1, 2000. Interest is calculated on the Fund's borrowings at market rates. At December 31, 1999, the Fund had not utilized this credit facility.

7. SUBSEQUENT EVENT

On February 8, 2000, shareholders approved a proposal to merge the Fund into Franklin Templeton Variable Insurance Products Trust Franklin Strategic Income Securities Fund.

FSI-16

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN STRATEGIC INCOME INVESTMENTS FUND
INDEPENDENT AUDITOR'S REPORT

To the Board of Trustees and Shareholders of Templeton Variable Products Series Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Strategic Income Investments Fund, series of Templeton Variable Products Series Fund at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the period from July 1, 1999 (effective date) to December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1999 by correspondence with the custodian provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Ft. Lauderdale, Florida
January 28, 2000 except for Note 7, as to which the date is February 8, 2000.

                                                                         FSI-17

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN STRATEGIC INCOME INVESTMENTS FUND

CHANGE IN INDEPENDENT AUDITOR

On August 13, 1999, McGladrey & Pullen, LLP (McGladrey) resigned as independent auditors of the Fund. McGladrey resigned pursuant to their agreement to sell their investment company practice to PricewaterhouseCoopers LLP (PwC). The McGladrey partners and professionals previously serving the Fund, have joined PwC and performed the December 31, 1999 audit.

Since this change occurred during the Fund's initial year of operation, McGladrey did not report on the Fund's financial statements.

There were no disagreements with McGladrey on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure.

On October 21, 1999, the Fund, with the approval of its Board of Trustees and its Audit Committee, engaged PwC as its independent auditors.

FSI-18

TEMPLETON VARIABLE PRODUCTS SERIES FUND
FRANKLIN STRATEGIC INCOME INVESTMENTS FUND

Tax Designation

Under Section 854(b)(2) of the Internal Revenue Code, the Franklin Strategic Income Investments Fund hereby designates 2.17% of ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 1999.

                                                                         FSI-19

                                            MUTUAL SHARES INVESTMENTS FUND

--------------------------------------------------------------------------------
INVESTMENT GOAL AND PRINCIPAL INVESTMENTS: MUTUAL SHARES INVESTMENTS FUND SEEKS CAPITAL APPRECIATION, WITH INCOME AS A SECONDARY OBJECTIVE. IT INVESTS
PRIMARILY IN DOMESTIC EQUITY SECURITIES AND DEBT OBLIGATIONS. THE FUND MAY ALSO INVEST IN FOREIGN SECURITIES.
--------------------------------------------------------------------------------

We are pleased to bring you the annual report of the Mutual Shares Investments Fund for the year ended December 31, 1999. During the year under review, the U.S. economy experienced unusually strong growth in a low-inflation environment. Global economies generally followed suit, and stock markets around the world sprang back to life in a broad-based rally. In the process, the market became increasingly two-tiered, and a select group of about 40 companies achieved over-the-top success while most publicly traded equities languished. Share prices for a majority of companies listed on the New York Stock Exchange
(NYSE) actually declined in 1999, while a few hundred white-hot technology stocks pushed most of the indexes, especially the Nasdaq, to new highs.

We achieved our results by sticking to our longstanding value and special situation approach. Although many market participants were interested only in positive momentum (buying what's hot) and were unconcerned about valuation, we continued to conduct fundamental analysis and bought securities only when we saw substantial upside potential with relatively little risk. In our opinion, risk still matters.

Several stocks contributed significantly to the Fund's strong performance. Telephone & Data Systems Inc., a wireless and wireline telephone company, almost tripled during the 12 months under review due to fast growth and the announced merger of one of its affiliates. And one of the Fund's largest holdings, Compagnie Financiere Richemont AG, a Swiss holding company primarily involved in luxury goods, almost doubled in price in 1999 as the market value of its strong brand names appreciated.

[This chart shows in bar format the geographic distribution of the Mutual Shares Investments Fund, based on total net assets as of 12/31/99.]

United States                 61.3%
France                         8.1%
Spain                          2.2%
United Kingdom                 2.2%
Sweden                         1.7%
Other Countries                1.8%
Fixed-Income Securities        1.6%
Short-Term Investments &
   Other Net Assets           21.1%

[This chart lists the top 10 industries, based on equity securities, of the Mutual Shares Investments Fund, based on total net assets as of 12/31/99.]

TOP 10 INDUSTRIES*
Mutual Shares Investments Fund
12/31/99

                                  % OF TOTAL
 INDUSTRY                         NET ASSETS
--------------------------------------------
   Multi-Industry                     12.7%

   Financial Services                 11.5%

   Broadcasting & Publishing           8.8%

   Merchandising                       7.5%

   Automobiles                         5.3%

   Banking                             4.8%

   Insurance                           4.0%

   Leisure & Tourism                   2.2%

   Utilities Electrical & Gas          2.2%

   Energy Sources                      2.2%

*Based on equity securities.


The year was not without disappointment, however. While certain investments in financial stocks, including brokers Lehman Brothers Holdings Inc. and Morgan Stanley, Dean Witter & Co., were highly profitable, some of our bank and finance company investments, including First Union, were not. Despite these setbacks, the Fund's overall performance was good for a value fund during a year in which our style generally remained out of favor.

Looking forward, we believe domestic and foreign markets should again present us with profitable investment opportunities in the year 2000. As a number of "new economy" securities have risen to dizzying heights, the stocks of many solid companies have languished, creating investment opportunities for Mutual Shares Investments Fund. We believe that a number of industries feature attractive companies trading at low multiples and big discounts to their intrinsic value, and we shall concentrate our efforts on mining these overlooked sectors for what we believe will be tomorrow's gems. Among the areas in which we see compelling value are financials, especially finance companies, where rising interest rates have sent many companies' share prices sharply lower. Other sectors where we see opportunity include "old media" (i.e., newspapers, television broadcasting), auto parts suppliers, and lodging. We also expect to profit by investing in bankrupt and distressed companies, a strategy we have long successfully employed.

While acknowledging the significant innovations brought about by technology and the Internet, we are unwilling to pay the incredible market valuations these companies now command. We realize that many once great technology companies have vanished over the years, and that the technological winners of today may not sustain their leadership in the years ahead. With the Nasdaq 100 trading at over 100 times earnings, the optimism built into current prices does not allow for error or disappointment. We will not engage in this type of speculative investing, but shall continue to attempt to determine the true present value of a business while endeavoring to purchase its securities at a meaningful discount. Of course, past results do not guarantee future performance. As always, we are mindful of the risks of each investment, and will continue to focus on the downside as well as the upside potential while striving to provide shareholders with the best risk-adjusted returns possible.

We thank you for your participation in Mutual Shares Investments Fund and look forward to serving your investment needs in the years to come.

Sincerely,

/s/LAWRENCE SONDIKE
Lawrence Sondike*
Portfolio Manager
Mutual Shares Investments Fund

*In February 2000, Lawrence Sondike assumed primary responsibility for investments in Mutual Shares Investments Fund.

It is important to remember that stocks offer the potential for long-term gains but can be subject to short-term up and down price movements. Securities of companies involved in mergers, liquidations and reorganizations and distressed/bankruptcy investments involve higher credit risks. These risks are discussed in the prospectus.

This discussion reflects our views, opinions and portfolio holdings as of December 31, 1999, the end of the reporting period. However, they are not necessarily complete analyses of every aspect of any industry, security or investment. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

[This chart lists the top 10 holdings, including industry and country, of the Mutual Shares Investments Fund, based on total net assets as of 12/31/99.]


TOP 10 HOLDINGS
Mutual Shares Investments Fund
12/31/99

  COMPANY,                      % OF TOTAL
  INDUSTRY, COUNTRY             NET ASSETS
------------------------------------------
   Lagardere SCA,                    2.6%
   MULTI-INDUSTRY, FRANCE

   Corporacion Financier  a          2.2%
   Alba SA,
   MULTI-INDUSTRY, SPAIN

   Compagnie Generale                1.9%
   D'Industrie et de
   Participation,
   MULTI-INDUSTRY, FRANCE

   Scripps Co., A,                   1.9%
   BROADCASTING &
   PUBLISHING, U.S.

   Bear Stearns                      1.8%
   Companies Inc.,
   FINANCIAL SERVICES, U.S.

   Lehman Brothers                   1.8%
   Holdings Inc.,
   FINANCIAL SERVICES, U.S.

   Aventis SA,                       1.8%
   HEALTH & PERSONAL CARE,
   FRANCE

   B.F. Goodrich Co.,                1.8%
   AEROSPACE & MILITARY
   TECHNOLOGY, U.S.

   Delphi Automotive                 1.7%
   Systems Corp.,
   AUTOMOBILES, U.S.

   Finova Group Inc.,                1.7%
   FINANCIAL SERVICES, U.S.

For a complete list of portfolio holdings, please see the Fund's Statement of Investments.

MUTUAL SHARES
INVESTMENTS FUND
-- CLASS 2

EXPENSES: Performance reflects the Fund's Class 2 operating expenses, but does NOT include any Contract fees, expenses, or sales charges. If they had been included, performance would be lower. These Contract charges and deductions, particularly for variable life policies, can have a significant effect on Contract values and insurance benefits. See the Contract prospectus for a complete description of these expenses, including sales charges. The manager is contractually obligated to limit Class 2 expenses to 1.25% of total net assets through December 31, 2000.

PERFORMANCE SUMMARY AS OF 12/31/99

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT (5/1/98 -- 12/31/99)

The graph below compares the performance of Mutual Shares Investments Fund -- Class 2 and the unmanaged Standard & Poor's 500/R/ (S&P 500/R/) Index, including reinvested dividends, as well as the Lipper Growth & Income Funds Objective Average (the Lipper G&I Average) and Lipper Annuity Growth & Income Funds Objective Average (the Annuity Average). The Fund's total return represents the change in value of an investment over the period shown and assumes reinvestment of dividends and capital gains at net asset value. We are replacing the Lipper G&I Average with the Annuity Average because the former is based on a peer group of mutual funds, while the latter is based on a peer group of annuity subaccounts and better reflects the portfolio's performance. The Annuity Average is an equally-weighted average calculation of performance figures for all funds within the Lipper Annuity G&I Funds Objective Category, which is defined as all annuity subaccounts that combine a growth of earnings orientation and a requirement for level and/or rising dividends. Lipper calculations include reinvested dividends but do not include sales charges. The Fund's performance differs from an index's because an index is not managed, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio. The indexes' sources are Standard & Poor's Micropal and Lipper, Inc.


[The following line graph compares the performance of the Mutual Shares Investments Fund - Class 2 to that of the Lipper Annuity Growth & Income Funds Average and the Lipper Growth & Income Funds Average, based on a $10,000 investment from 5/1/98 - 12/31/99.]


                     MUTUAL SHARES INVESTMENTS        S&P 500                 LIPPER ANNUITY             LIPPER GROWTH
                         FUND - CLASS 2                                       GROWTH & INCOME            & INCOME FUNDS
                                                                              FUNDS AVERAGE                 AVERAGE
                  ----------------------------------------------------------------------------------------------------
       05/01/1998         $10,000                     $10,000                     $10,000                     $10,000
       05/31/1998          $9,760                      $9,828                      $9,803                      $9,793
       06/30/1998          $9,530                     $10,227                      $9,959                      $9,957
       07/31/1998          $9,380                     $10,118                      $9,701                      $9,700
       08/31/1998          $8,360                      $8,655                      $8,316                      $8,271
       09/30/1998          $8,610                      $9,209                      $8,761                      $8,711
       10/31/1998          $9,310                      $9,958                      $9,407                      $9,350
       11/30/1998          $9,456                     $10,562                      $9,881                      $9,828
       12/31/1998          $9,485                     $11,170                     $10,316                     $10,266
       01/31/1999          $9,339                     $11,637                     $10,504                     $10,439
       02/28/1999          $9,261                     $11,275                     $10,191                     $10,118
       03/31/1999          $9,675                     $11,726                     $10,541                     $10,448
       04/30/1999         $10,447                     $12,180                     $11,202                     $11,066
       05/31/1999         $10,467                     $11,892                     $11,074                     $10,923
       06/30/1999         $10,897                     $12,552                     $11,534                     $11,396
       07/31/1999         $10,730                     $12,161                     $11,209                     $11,068
       08/31/1999         $10,222                     $12,100                     $10,991                     $10,838
       09/30/1999          $9,791                     $11,768                     $10,632                     $10,491
       10/31/1999         $10,074                     $12,513                     $11,074                     $10,965
       11/30/1999         $10,074                     $12,767                     $11,218                     $11,114
       12/31/1999         $10,636                     $13,519                     $11,686                     $11,618




The historical performance figures shown pertain only to the Fund's Class 2 shares.
*Standardized fund performance for Class 2 shares reflects a "blended" figure, combining: (a) for periods prior to Class 2's inception on November 10, 1998, historical results of Class 1 shares; and (b) for periods after November 10, 1998, Class 2's results reflecting an additional 12b-1 fee expense, which also affects all future performance.

              Past performance does not guarantee future results.

PERFORMANCE

Total return represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



Mutual Shares Investments Fund -- Class 2
Periods ended 12/31/99
                                                                 SINCE
                                                             INCEPTION
                                                 1-YEAR*     (5/1/98)*
------------------------------------------------------------------------
 Cumulative Total Return                           9.31%          6.36%
 Average Annual Total Return                       9.31%          3.77%
 Value of $10,000 Investment                     $10,931        $10,636

*Standardized fund performance for Class 2 shares reflects a "blended" figure, combining: (a) for periods prior to Class 2's inception on November 10, 1998, historical results of Class 1 shares; and (b) for periods after November 10, 1998, Class 2's results reflecting an additional 12b-1 fee expense, which also affects all future performance.


MUTUAL SHARES
INVESTMENTS FUND
-- CLASS 2

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. Securities of companies involved in mergers, liquidations and distressed/bankruptcy investments involve higher credit risks. You may have a gain or loss when you sell your shares.

               Past performance does not guarantee future results.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
MUTUAL SHARES INVESTMENTS FUND

Financial Highlights

                                                                                    CLASS 1
                                                                  -------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                                  -------------------------------------------
                                                                    1999/dagger//dagger/      1998/dagger/
                                                                  -------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year ............................           $9.72               $10.00
                                                                  -------------------------------------------
Income from investment operations:
 Net investment income ........................................             .06                  .08
 Net realized and unrealized gains (losses) ...................             .88                 (.36)
                                                                  -------------------------------------------
Total from investment operations ..............................             .94                 (.28)
                                                                  -------------------------------------------
Less distributions from net investment income .................            (.03)                  --
                                                                  -------------------------------------------
Net asset value, end of year ..................................          $10.63                $9.72
                                                                  ===========================================
Total Return* .................................................           9.65%              (2.80)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...............................          $2,965               $1,274
Ratios to average net assets:
 Expenses .....................................................           1.00%                1.00%**
 Expenses, excluding waiver and payments by affiliate .........           1.76%                2.87%**
 Net investment income ........................................            .53%                1.47%**
Portfolio turnover rate .......................................          68.48%               23.15%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED.
**ANNUALIZED.
/dagger/FOR THE PERIOD MAY 1, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.
/dagger//dagger/BASED ON AVERAGE WEIGHTED SHARES OUTSTANDING.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
MUTUAL SHARES INVESTMENTS FUND

Financial Highlights (CONTINUED)

                                                                                    CLASS 2
                                                                  -------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                                  -------------------------------------------
                                                                    1999/dagger//dagger/       1998/dagger/
                                                                  -------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year ............................            $9.73                  $9.58
                                                                  -------------------------------------------
Income from investment operations:
 Net investment income ........................................              .04                    .08
 Net realized and unrealized gains ............................              .86                    .07
                                                                  -------------------------------------------
Total from investment operations ..............................              .90                    .15
                                                                  -------------------------------------------
Less distributions from net investment income .................             (.02)                    --
                                                                  -------------------------------------------
Net asset value, end of year ..................................           $10.61                  $9.73
                                                                  ===========================================
Total Return * ................................................            9.31%                  1.57%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...............................           $3,064                   $490
Ratios to average net assets:
 Expenses .....................................................            1.25%                  1.25%**
 Expenses, excluding waiver and payments by affiliate .........            2.01%                  3.12%**
 Net investment income ........................................             .41%                  4.15%**
Portfolio turnover rate .......................................           68.48%                 23.15%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED.
**ANNUALIZED.
/dagger/FOR THE PERIOD NOVEMBER 10, 1998 (COMMENCEMENT OF SALES) TO DECEMBER 31, 1998.
/dagger//dagger/BASED ON AVERAGE WEIGHTED SHARES OUTSTANDING.

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
MUTUAL SHARES INVESTMENTS FUND

STATEMENT OF INVESTMENTS, DECEMBER 31, 1999

                                                            COUNTRY        SHARES         VALUE
---------------------------------------------------------------------------------------------------
    COMMON STOCKS 77.3%
    AEROSPACE & MILITARY TECHNOLOGY 1.8%
    B.F. Goodrich Co. ..............................     United States      3,904     $   107,360
                                                                                      -----------
    AUTOMOBILES 5.3%
    Borg-Warner Automotive Inc. ....................     United States      1,700          68,850
    Delphi Automotive Systems Corp. ................     United States      6,603         103,997
    General Motors Corp. ...........................     United States        820          59,604
*   Lear Corp. .....................................     United States      2,696          86,272
                                                                                      -----------
                                                                                          318,723
                                                                                      -----------
    BANKING 4.8%
    Bank One Corp. .................................     United States      2,574          82,529
    Chase Manhattan Corp. ..........................     United States        425          33,017
    Peoples Heritage Financial Group Inc. ..........     United States      4,100          61,756
    Sovereign Bancorp Inc. .........................     United States      7,300          54,408
    U.S. Bancorp. ..................................     United States      2,400          57,150
                                                                                      -----------
                                                                                          288,860
                                                                                      -----------
    BEVERAGES & TOBACCO .4%
    Gallaher Group PLC .............................    United Kingdom      5,800          24,699
                                                                                      -----------
    BROADCASTING & PUBLISHING 8.8%
    Central Newspapers Inc., A .....................     United States      1,160          45,675
    Dun & Bradstreet Corp. .........................     United States      1,500          44,250
    Media General Inc., A ..........................     United States      1,390          72,280
*   MediaOne Group Inc. ............................     United States      1,200          92,175
    Meredith Corp. .................................     United States        700          29,181
    NV Holdingsmig de Telegraaf ....................      Netherlands       1,468          32,514
    Scripps Co., A .................................     United States      2,585         115,840
    Washington Post Co., B .........................     United States        177          98,390
                                                                                      -----------
                                                                                          530,305
                                                                                      -----------
    BUILDING MATERIALS & COMPONENTS 1.2%
*   American Standard Cos. Inc. ....................     United States        650          29,819
    Armstrong World Industries Inc. ................     United States      1,320          44,055
                                                                                      -----------
                                                                                           73,874
                                                                                      -----------
    BUSINESS & PUBLIC SERVICES 1.7%
*   Republic Services Inc. .........................     United States      2,400          34,500
    Suez Lyonnaise des Eaux SA .....................        France            425          68,074
                                                                                      -----------
                                                                                          102,574
                                                                                      -----------
    CHEMICALS 1.5%
*   Cytec Industries Inc. ..........................     United States      3,800          87,875
                                                                                      -----------
    ENERGY EQUIPMENT & SERVICES .5%
*   Cooper Cameron Corp. ...........................     United States        590          28,873
                                                                                      -----------
    ENERGY SOURCES 2.2%
    Burlington Resources Inc. ......................     United States      2,900          95,881
    Total Fina SA, B ...............................        France            259          34,549
                                                                                      -----------
                                                                                          130,430
                                                                                      -----------
    FINANCIAL SERVICES 11.5%
    Bear Stearns Companies Inc. ....................     United States      2,598         111,065
    CIT Group Inc., A ..............................     United States      3,800          80,275
    Finova Group Inc. ..............................     United States      2,900         102,950
    Greenpoint Financial Corp. .....................     United States      3,264          77,724
    Heller Financial Inc. ..........................     United States      4,200          84,262
    Household International Inc. ...................     United States      1,035          38,554

TEMPLETON VARIABLE PRODUCTS SERIES FUND
MUTUAL SHARES INVESTMENTS FUND

STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                         COUNTRY        SHARES        VALUE
--------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    FINANCIAL SERVICES (CONT.)
    Lehman Brothers Holdings Inc. ...............................     United States      1,300     $  110,094
    Liberty Financial Cos. Inc. .................................     United States      1,647         37,778
    United Asset Management Corp. ...............................     United States      2,700         50,119
                                                                                                   ----------
                                                                                                      692,821
                                                                                                   ----------
    FOOD & HOUSEHOLD PRODUCTS .9%
    U.S. Industries Inc. ........................................     United States      4,050         56,700
                                                                                                   ----------
    FOREST PRODUCTS & PAPER .5%
    Rayonier Inc. ...............................................     United States        650         31,403
                                                                                                   ----------
    HEALTH & PERSONAL CARE 1.8%
    Aventis SA ..................................................        France          1,887        109,614
                                                                                                   ----------
    INDUSTRIAL COMPONENTS .9%
    Mannesmann AG, Reg D ........................................        Germany            70         16,942
*   Owens-Illinois Inc. .........................................     United States      1,500         37,594
                                                                                                   ----------
                                                                                                       54,536
                                                                                                   ----------
    INSURANCE 4.0%
    Allmerica Financial Corp. ...................................     United States        500         27,813
    AON Corp. ...................................................     United States        950         38,000
    MBIA Inc. ...................................................     United States      1,700         89,781
    Old Republic International Corp. ............................     United States      6,200         84,475
                                                                                                   ----------
                                                                                                      240,069
                                                                                                   ----------
    LEISURE & TOURISM 2.2%
    Hilton Hotels Corp. .........................................     United States      3,331         32,061
*   Park Place Entertainment Corp. ..............................     United States      1,500         18,750
    Starwood Hotels & Resorts Worldwide Inc. ....................     United States      3,415         80,253
                                                                                                   ----------
                                                                                                      131,064
                                                                                                   ----------
    MACHINERY & ENGINEERING .9%
    Invensys PLC ................................................    United Kingdom     10,460         56,292
                                                                                                   ----------
    MERCHANDISING 7.5%
*   Federated Department Stores Inc. ............................     United States      1,454         73,518
    J.C. Penney Co. Inc. ........................................     United States      2,858         56,981
    May Department Stores Co. ...................................     United States      2,700         87,075
*   Payless Shoesource Inc. .....................................     United States      2,080         97,760
*   Saks Inc. ...................................................     United States      5,700         88,706
    Sears, Roebuck & Co. ........................................     United States      1,500         45,656
                                                                                                   ----------
                                                                                                      449,696
                                                                                                   ----------
    MULTI-INDUSTRY 12.7%
*   Alleghany Corp. .............................................     United States        319         59,174
    Compagnie Financiere Richemont AG, Br., A ...................      Switzerland          10         23,862
    Compagnie Generale D'Industrie et de Participation ..........        France          1,787        116,938
    Corporacion Financiera Alba SA ..............................         Spain          3,940        134,705
    Investor AB, A ..............................................        Sweden          4,550         64,733
    Investor AB, B ..............................................        Sweden          2,580         36,402
    Kansas City Southern Industries Inc. ........................     United States        900         67,162
    Lagardere SCA ...............................................        France          2,930        159,287
    TRW Inc. ....................................................     United States      1,106         57,443
    Williams PLC ................................................    United Kingdom     10,700         48,937
                                                                                                   ----------
                                                                                                      768,643
                                                                                                   ----------

TEMPLETON VARIABLE PRODUCTS SERIES FUND
MUTUAL SHARES INVESTMENTS FUND

STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                            COUNTRY           SHARES          VALUE
                                                                        ---------------   -------------   ------------
    COMMON STOCKS (CONT.)
    TELECOMMUNICATIONS 1.9%
    Telephone & Data Systems Inc. ...................................   United States             675      $   85,050
    U.S. West Inc. ..................................................   United States             400          28,800
                                                                                                           ----------
                                                                                                              113,850
                                                                                                           ----------
    TEXTILES & APPAREL .6%
    Liz Claiborne Inc. ..............................................   United States           1,000          37,625
                                                                                                           ----------
    TRANSPORTATION 1.5%
    Burlington Northern Santa Fe Corp. ..............................   United States           3,000          72,750
    Florida East Coast Industries Inc. ..............................   United States             500          20,875
                                                                                                           ----------
                                                                                                               93,625
                                                                                                           ----------
    UTILITIES ELECTRICAL & GAS 2.2%
*   Citizens Utilities Co., B .......................................   United States           6,443          91,410
    Veba AG .........................................................    Germany                  800          39,062
                                                                                                           ----------
                                                                                                              130,472
                                                                                                           ----------
    TOTAL COMMON STOCKS (COST $4,339,546)............................                                       4,659,983
                                                                                                           ----------
                                                                                            PRINCIPAL
                                                                                            AMOUNT**
                                                                                           -----------
    BONDS & NOTES IN REORGANIZATION 1.6%
*   Decision One Corp., Tranche A, Term Loan ........................   United States       $ 100,000      $   44,750
*   Loewen Group International Inc., 144A, 6.70%, 10/01/99 ..........    Canada                60,000          29,400
*   Vencor Inc., Term Loan A ........................................   United States          39,456          25,843
                                                                                                           ----------
    TOTAL BONDS & NOTES IN REORGANIZATION (COST $119,242)............                                          99,993
                                                                                                           ----------
    SHORT TERM INVESTMENT (COST $494,546) 8.2%
    Federal Home Loan Bank, 5.61%, 3/10/00 ..........................   United States         500,000         494,864
                                                                                                           ----------
    TOTAL INVESTMENTS (COST $4,953,334) 87.1%........................                                       5,254,840
    OTHER ASSETS, LESS LIABILITIES 12.9% ............................                                         774,775
                                                                                                           ----------
    TOTAL NET ASSETS 100.0% .........................................                                      $6,029,615
                                                                                                           ==========

*NON-INCOME PRODUCING.
**SECURITIES DENOMINATED IN U.S. DOLLARS.

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
MUTUAL SHARES INVESTMENTS FUND

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

Assets:
 Investments in securities, at value (cost $4,953,334).........................    $5,254,840
 Cash .........................................................................       434,144
 Receivables:
  Investment securities sold ..................................................        36,502
  Fund shares sold ............................................................       437,870
  Dividends and interest ......................................................         6,868
  From affiliates .............................................................         7,975
                                                                                   ----------
   Total assets ...............................................................     6,178,199
                                                                                   ----------
Liabilities:
 Payables for Investment securities purchased .................................       133,399
 Accrued expenses .............................................................        15,185
                                                                                   ----------
   Total liabilities ..........................................................       148,584
                                                                                   ----------
Net assets, at value ..........................................................    $6,029,615
                                                                                   ==========
Net assets consist of:
 Undistributed net investment income ..........................................    $   20,861
 Net unrealized appreciation ..................................................       301,506
 Accumulated net realized loss ................................................       (71,229)
 Beneficial shares ............................................................     5,778,477
                                                                                   ----------
Net assets, at value ..........................................................    $6,029,615
                                                                                   ==========
CLASS 1:
 Net asset value per share ($2,965,248 /divided by/ 279,032 shares outstanding)    $    10.63
                                                                                   ==========
CLASS 2:
 Net asset value per share ($3,064,367 /divided by/ 288,911 shares outstanding)    $    10.61
                                                                                   ==========

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
MUTUAL SHARES INVESTMENTS FUND

Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

Investment Income:
 (net of foreign taxes of $1,584)
 Dividends ...............................................................    $  51,057
 Interest ................................................................        4,371
                                                                              ---------
  Total investment income ................................................                   $  55,428
                                                                                             ---------
Expenses:
 Management fees (Note 3) ................................................       20,836
 Administrative fees (Note 3) ............................................        3,362
 Distribution fees - Class 2 (Note 3) ....................................        3,416
 Custodian fees ..........................................................          200
 Reports to shareholders .................................................       13,800
 Professional fees .......................................................       23,383
 Trustees' fees and expenses .............................................          300
                                                                              ---------
  Total expenses .........................................................                      65,297
  Expenses waived / paid by affiliate (Note 3) ...........................                     (26,815)
                                                                                             ---------
   Net expenses ..........................................................                      38,482
                                                                                             ---------
    Net investment income ................................................                      16,946
                                                                                             ---------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ............................................................      (53,142)
  Foreign currency transactions ..........................................        2,161
                                                                              ---------
   Net realized loss .....................................................                     (50,981)
Net unrealized appreciation on:
  Investments ............................................................      254,068
  Translation of assets and liabilities denominated in foreign currencies         3,439
                                                                              ---------
   Net unrealized appreciation ...........................................                     257,507
                                                                                             ---------
Net realized and unrealized gain .........................................                     206,526
                                                                                             ---------
Net increase in net assets resulting from operations .....................                   $ 223,472
                                                                                             =========

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
MUTUAL SHARES INVESTMENTS FUND

Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                                                  1999         1998/dagger/
                                                                             ------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................     $   16,946      $    9,047
  Net realized loss from investments and foreign currency transactions ...        (50,981)        (20,146)
  Net unrealized appreciation on investments and translation of assets and
    liabilities denominated in foreign currencies ........................        257,507          43,999
                                                                             ------------------------------
    Net increase in net assets resulting from operations .................        223,472          32,900
 Distributions to shareholders from:
  Net investment income:
   Class 1 ...............................................................         (3,781)             --
   Class 2 ...............................................................         (1,453)             --
 Fund share transactions (Note 2):
   Class 1 ...............................................................      1,536,523       1,247,562
   Class 2 ...............................................................      2,511,138         483,254
                                                                             ------------------------------
    Net increase in net assets ...........................................      4,265,899       1,763,716
Net assets:
 Beginning of year .......................................................      1,763,716              --
                                                                             ------------------------------
 End of year .............................................................     $6,029,615      $1,763,716
                                                                             ==============================
Undistributed net investment income included in net assets:
 End of year .............................................................     $   20,861      $    9,047
                                                                             ==============================

/dagger/FOR THE PERIOD MAY 1, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
MUTUAL SHARES INVESTMENTS FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Shares Investments Fund (the Fund) is a separate, diversified series of Templeton Variable Products Series Fund (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks capital appreciation by investing primarily in domestic equity securities and domestic debt obligations. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

D. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
MUTUAL SHARES INVESTMENTS FUND

Notes to Financial Statements (CONTINUED)

2. BENEFICIAL SHARES

The Fund offers two classes of shares: Class 1 and Class 2 shares. The shares differ by their distribution fees, voting rights on matters affecting a single class, and the exchange privilege of each class.

At December 31, 1999, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                               YEAR ENDED DECEMBER 31,
                                                ------------------------------------------------------
                                                           1999                       1998*
                                                ------------------------------------------------------
                                                   SHARES        AMOUNT        SHARES       AMOUNT
CLASS 1 SHARES:                                 ------------------------------------------------------
Shares sold ...................................    165,734    $ 1,718,736     131,739    $ 1,254,575
Shares issued on reinvestment of distributions         398          3,781          --             --
Shares redeemed ...............................    (18,102)      (185,994)       (737)        (7,013)
                                                ------------------------------------------------------
Net increase ..................................    148,030    $ 1,536,523     131,002    $ 1,247,562
                                                ======================================================

                                                               YEAR ENDED DECEMBER 31,
                                                -----------------------------------------------------
                                                           1999                      1998**
                                                -----------------------------------------------------
                                                   SHARES        AMOUNT        SHARES       AMOUNT
CLASS 2 SHARES:                                 -----------------------------------------------------
Shares sold ...................................    280,890    $ 2,943,236      51,816    $  496,983
Shares issued on reinvestment of distributions         153          1,453          --            --
Shares redeemed ...............................    (42,514)      (433,551)     (1,434)      (13,729)
                                                -----------------------------------------------------
Net increase ..................................    238,529    $ 2,511,138      50,382    $  483,254
                                                =====================================================

*Commencement of operations of Class 1 shares was May 1, 1998.
**Commencement of sales of Class 2 shares was November 10, 1998.

Templeton Funds Annuity Company, the Fund's subadministrative manager, is record owner of 25,066 Class 1 shares as of December 31, 1999.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Trust are also officers or directors of Franklin Mutual Advisers (Franklin Mutual), Franklin Templeton Services, Inc. (FT Services), and Franklin/Templeton Distributors, Inc. (Distributors), the Fund's investment manager, administrative manager, and principal underwriter, respectively.

The Fund pays an investment management fee to Franklin Mutual of 0.60% per year of the average daily net assets of the Fund. The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED
FEE RATE    AVERAGE DAILY NET ASSETS
----------------------------------------------------------------
  0.15%     First $200 million
  0.135%    Over $200 million, up to and including $700 million
  0.10%     Over $700 million, up to and including $1.2 billion
  0.075%    Over $1.2 billion

Franklin Mutual and FT Services have agreed in advance to limit total expenses of the Fund to an annual rate of 1.00% and 1.25% of average daily net assets of Class 1 and Class 2 shares, respectively, through December 31, 2000, as noted in the Statements of Operations.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
MUTUAL SHARES INVESTMENTS FUND

Notes to Financial Statements (CONTINUED)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

The Fund reimburses Distributors up to 0.25% per year of the average daily net assets of Class 2 shares, for costs incurred in marketing the Fund's Class 2 shares.

4. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

The cost of securities for income tax purposes is the same as that shown in the Statement of Investments. At December 31, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

  Unrealized appreciation .............  $  573,797
  Unrealized depreciation .............    (272,291)
                                         ----------
  Net unrealized appreciation .........  $  301,506
                                         ==========

At December 31, 1999, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:

  2006 .........  $21,595
  2007 .........   49,400
                  -------
                  $70,995
                  =======

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1999 aggregated $5,150,918 and $2,008,849, respectively.

6. CREDIT FACILITY

Certain Franklin Templeton Funds, including Mutual Shares Investments Fund, are participants in a $750 million senior unsecured credit agreement for temporary borrowing purposes. The termination date of the agreement is March 1, 2000. Interest is calculated on the Fund's borrowings at market rates. At December 31, 1999, the Fund had not utilized this credit facility

7. SUBSEQUENT EVENT

On February 8, 2000, shareholders approved a proposal to merge the Fund into Franklin Templeton Variable Insurance Products Trust Mutual Shares Securities Fund.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
MUTUAL SHARES INVESTMENTS FUND

INDEPENDENT AUDITOR'S REPORT

To the Board of Trustees and Shareholders of Templeton Variable Products Series Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Mutual Shares Investments Fund, series of Templeton Variable Products Series Fund at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The financial statements for the period from May 1, 1998 (commencement of operations) to December 31, 1998 were audited by other independent accountants whose report dated January 28, 1999 expressed an unqualified opinion in those financial statements.

PricewaterhouseCoopers LLP

Ft. Lauderdale, Florida
January 28, 2000 except for Note 7, as to which the date is February 8, 2000.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
MUTUAL SHARES INVESTMENTS FUND

CHANGE IN INDEPENDENT AUDITOR

On August 13, 1999, McGladrey & Pullen, LLP (McGladrey) resigned as independent auditors of the Fund. McGladrey resigned pursuant to their agreement to sell their investment company practice to PricewaterhouseCoopers LLP (PwC). The McGladrey partners and professionals previously serving the Fund, have joined PwC and performed the December 31, 1999 audit.

None of the reports of McGladrey on the financial statements of the Fund have ever contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the period McGladrey served the Fund, there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of disagreement in connection with its report.

On October 21, 1999, the Fund, with the approval of its Board of Trustees and its Audit Committee, engaged PwC as its independent auditors.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
MUTUAL SHARES INVESTMENTS FUND

Tax Designation

Under Section 854 (b)(2) of the Internal Revenue Code, the Fund hereby designates 100.00% of ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 1999.

                                           TEMPLETON ASSET ALLOCATION FUND

--------------------------------------------------------------------------------
INVESTMENT GOAL AND PRINCIPAL INVESTMENTS: TEMPLETON ASSET ALLOCATION FUND
SEEKS A HIGH LEVEL OF TOTAL RETURN THROUGH A FLEXIBLE POLICY OF INVESTING IN STOCKS OF COMPANIES IN ANY NATION, DEBT OBLIGATIONS OF COMPANIES AND
GOVERNMENTS OF ANY NATION, AND MONEY MARKET INSTRUMENTS. THE FUND'S ASSETS ARE ALLOCATED AMONG DIFFERENT INVESTMENTS AMONG THESE THREE MARKET SEGMENTS DEPENDING UPON WORLDWIDE MARKET AND ECONOMIC CONDITIONS.
--------------------------------------------------------------------------------

During the 12 months under review, the U.S. economy continued to experience solid growth without stirring up inflation. For example, data from the U.S. Commerce Department shows the economy grew at a robust rate of 5.7% in the third quarter of 1999, while the Consumer Price Index (CPI), a commonly used measure of inflation, increased by only 1.7%. However, this did not deter the Federal Reserve Board (the Fed) from keeping a watchful eye on the pace of private consumption being boosted by stock market and housing gains.


[This chart shows in pie format the asset allocation of Templeton Asset Allocation Fund, based on total net assets as of 12/31/99.]

Stocks                        87.3%
Fixed-Income Securities        9.6%

Concerned about the possibility of future inflation, the Fed raised short-term interest rates three times during the year. By the end of the reporting period, the 30-year Treasury bond was yielding over 6.4%, its highest level in two years, resulting in a 19.9% drop in price for such bonds during the year. Global bond markets also generally performed poorly, with the J.P. Morgan Global Government Bond Index declining 5.08% in U.S. dollar terms, while the J.P. Morgan U.S. Government Bond Index fell 2.88%, during the 12 months under review.(1)

For domestic stocks, 1999 turned out to be an astonishing year. The technology-laden Nasdaq Index rose 85.87%, the Dow Jones Industrial Average climbed 27.18% and Standard & Poor's 500 Index was up 21.04%. Much of this strong performance occurred during the final two months of the year and was concentrated in a relatively small number of technology and telecommunications companies. Despite the market's high valuations, we did manage to uncover what we felt were some undervalued U.S. technology companies, including Hewlett-Packard Co. and Compaq Computer Corp.

1. Source: J.P. Morgan Global Government Bond Index and J.P. Morgan U.S. Government Bond Index. Return includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

[This chart shows in pie format the geographic distribution of the Templeton Asset Allocation Fund, based on total net assets as of 12/31/99.]

Europe                                               37.3%
Asia                                                 18.5%
North America                                        15.3%
Latin America                                        10.0%
Australia & New Zealand                               3.3%
Middle East & Africa                                  2.9%
Fixed-Income Securities                               9.6%
Short-Term Investments & Other Net Assets             3.1%

In Europe, the Bloomberg /R/ European 500 Index, a measure of European large-company stock performance, rose 36.88% in local currency terms, but only 17.88% in U.S. dollar terms, due to the euro's weakness.(2) At the same time, the single European currency stimulated a massive increase in merger and acquisition activity to $1.5 trillion. By the end of the reporting period, economic growth appeared to be accelerating in "Euroland," with polls indicating 3% gross domestic product growth in 2000, compared with 2% in 1999. This growth could be spurred even further by exports because a weak euro could help sales. However, even though such activity could lead to improved corporate profitability, many European companies may find themselves operating in a more competitive environment as European markets continue to be deregulated and the euro leads to price transparency across borders. At the fiscal year ended December 31, 1999, our largest European position was in the United Kingdom, where we initiated positions in British Airways PLC, J. Sainsbury PLC and Storehouse. We also anticipate benefits from restructuring in such Fund holdings as Koninklijke Philips Electronics NV, Akzo Nobel NV and Aventis SA.

During the reporting period, most Latin American equity markets rebounded strongly, with the Mexico Bolsa Index and Brazil Bovespa Index up 87.84% and 69.20%, respectively, in U.S. dollar terms.(3) Mexico's economy benefited from increasing oil prices, as well as a robust U.S. economy, while lower interest rates in Brazil helped its economy and stimulated investments in Brazilian stocks. Believing that the primary risk for the region is higher U.S. interest rates, which could hamper liquidity in Latin American equity markets, we seized the opportunity to take profits on our holdings of Banco Bradesco SA and Telefonos de Mexico SA (Telmex) during the period.

2. Source: Bloomberg. Return measures price appreciation only and does not include reinvested dividends.
3. Source: Mexico Bolsa Index and Brazil Bovespa Index. Returns include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

Finally, in Japan, the Nikkei 225 Index performed strongly in 1999, rising 54.5% in U.S. dollar terms.(4) This increase in equities was driven in large part by restructuring, desperately needed consolidation in Japan's banking sector, and the perception that Japan's economy had finally bottomed out. The Fund's best performing securities included such Japanese companies as Sony Corp., Nippon Telegraph & Telephone Corp., and Nomura Securities Co. Ltd. However, the near term effects of corporate downsizing and continuing strength of the yen could act as a drag on economic recovery and hinder the profitability of Japanese companies dealing in exports. Therefore, we intend to concentrate on retailers like Best Denki Co. Ltd. and Laox, as well as companies focused on the domestic economy, such as Makita and Seino Transport, which we believe have the brightest outlook for growth.

In Europe, bond yields trended higher and bond prices slumped as deregulation, restructuring, and economic expansion took hold in much of the region. The EMU Government Bond Index fell 16.84% in U.S. dollar terms, and the United Kingdom Government Bond Index dropped following the Bank of England's interest rate increases in the second half of 1999. Most other European country bond prices also dropped significantly in U.S. dollar terms during the year.(5)

Most Asian bonds provided dismal returns in 1999. However, Japanese bonds bucked the trend, returning 15.72% thanks to investor expectations of an economic recovery, stable interest rates, and a stronger yen.(5) Elsewhere in the Pacific Rim, the dollar-bloc countries (Australia and New Zealand) experienced vigorous economic growth and, despite plummeting bond prices in the second half of the reporting period, remained slightly ahead of the dismal U.S. and European bond markets.

On the positive side, Latin America provided a different picture. Despite troubling economic developments in Ecuador and Brazil during the summer, Latin American bonds, and emerging market debt in general, fared relatively well, and the J.P. Morgan Emerging Market Bond Index Plus rose 26.00% in 1999.(6)

4. Source: Nikkei 225 Index.

5. Source: J.P. Morgan Government Bond Monitor. Return includes reinvested interest.

6. Source: J.P. Morgan Emerging Market Bond Index Plus. Return includes reinvested interest.
One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


[This chart lists the top 10 equity holdings, including industry and country, of Templeton Asset Allocation Fund, based on total net assets as of 12/31/99.]


TOP 10 EQUITY HOLDINGS
Templeton Asset Allocation Fund
12/31/99

  COMPANY,                         % OF TOTAL
  INDUSTRY, COUNTRY                NET ASSETS
---------------------------------------------
   Sony Corp.,
   APPLIANCES & HOUSEHOLD
   DURABLES, JAPAN                      3.4%

   Nomura Securites Co. Ltd.  ,
   FINANCIAL SERVICES, JAPAN            2.6%

   Aventis SA,
   HEALTH & PERSONAL CARE,
   FRANCE                               2.4%

   Alcatel SA,
   ELECTRICAL & ELECTRONICS,
   FRANCE                               2.2%

   Nippon Telegraph &
   Telephone Corp.,
   TELECOMMUNICATIONS,
   JAPAN                                2.1%

   Merita AS,
   BANKING, FINLAND                     2.1%

   Teva Pharmaceutical
   Industries Ltd., ADR,
   HEALTH & PERSONAL CARE,
   ISRAEL                               2.0%

   AXA SA,
   FINANCIAL SERVICES, FRANCE           2.0%

   ING Groep NV,
   FINANCIAL SERVICES,
   NETHERLANDS                          1.9%

   Medeva PLC,
   HEALTH & PERSONAL CARE,
   UNITED KINGDOM                       1.9%

For a complete list of portfolio holdings, please see the Fund's Statement of Investments.

During the reporting period, the majority of the Fund's bond position was in intermediate- and long-term bonds in developed industrial markets, with the remaining bond allocation in what we believed were the highest quality and most liquid bonds available in emerging markets.

Looking forward, we are optimistic about long-term prospects for global equity and debt markets. However, if inflation re-emerges and U.S. financial markets reach more extreme valuations, then the Fed may aggressively raise interest rates. If that happens, Latin American economies could suffer. In our opinion, Asian economies need to grow further if stock markets there are to maintain their recent luster, and we would not be surprised to see some setback in the region in 2000. Finally, in our opinion, the critical issue for global bonds and interest rates will be the balance between global growth and inflation. Since we believe the world's economic growth trend is clearly positive and expect global inflation may pick up slightly in the near term, we will monitor these conditions as we continue to search the globe for undervalued securities that may potentially benefit our shareholders.

It is important to remember that investments in foreign securities involve special risks including changes in currency values, market price swings, and economic, social and political developments in the countries where the portfolios are invested. Developing markets involve similar but heightened risks related to their smaller size and lesser liquidity. These risks are discussed in the prospectus.

We thank you for investing in Templeton Asset Allocation Fund, welcome your comments or suggestions and look forward to continuing to serve you.

Sincerely,

/s/GARY R. CLEMONS

Gary R. Clemons
Portfolio Manager
Templeton Asset Allocation Fund

/s/THOMAS J. DICKSON

Thomas J. Dickson
Portfolio Manager
Templeton Asset Allocation Fund

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 1999, the end of the reporting period. However, they are not necessarily complete analyses of every aspect of any industry, security or investment. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

TEMPLETON ASSET
ALLOCATION FUND
-- CLASS 2

   EXPENSES: Performance reflects the Fund's Class 2 operating expenses, but does NOT include any Contract fees, expenses or sales charges. If they had been included, performance would be lower. These Contract charges and deductions, particularly for variable life policies, can have a significant effect on Contract values and insurance benefits. See the Contract prospectus for a complete description of these expenses, including sales charges.

PERFORMANCE SUMMARY AS OF 12/31/99

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT (1/1/90 -- 12/31/99)

The graph below compares the performance of Templeton Asset Allocation Fund -- Class 2 and the unmanaged Morgan Stanley Capital International (MSCI/R/) World Index and J.P. Morgan Global Government Bond Index, including reinvested dividends and/or interest, as well as the Consumer Price Index (CPI). The Fund's total return represents the change in value of an investment over the period shown and assumes reinvestment of dividends and capital gains at net asset value. The MSCI World Index measures the performance of approximately 1,450 securities from 22 countries, including the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The J.P. Morgan Global Government Bond Index includes only actively traded fixed-rate bonds with a remaining maturity of one year or longer, is an aggregate of government securities issued in 13 countries, and includes reinvested interest. The CPI is a commonly used measure of inflation. The Fund's performance differs from an index's because an index is not managed, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio. The indexes' sources are MSCI, J.P. Morgan, and Standard & Poor's/R/ Micropal (U.S. Bureau of Labor Statistics).


[The following line graph compares the performance of the Templeton Asset Allocation Fund - Class 2 to that of the Morgan Stanley Capital International World Index, the J.P. Morgan Global Government Bond Index, and the Consumer Price Index, based on a $10,000 investment from 1/1/90 - 12/31/99.]



                     TEMPLETON
                         ASSET                              J.P. MORGAN
                     ALLOCATION                              GLOBAL
                        FUND -                              GOVERNMENT
                      CLASS 2           MSCI WORLD          BOND INDEX                 CPI
                  ------------------------------------------------------------------------------
       01/01/1990      $10,000             $10,000            $10,000                   $10,000
       01/31/1990       $9,750              $9,535             $9,851                   $10,103
       02/28/1990       $9,768              $9,127             $9,744                   $10,150
       03/31/1990       $9,908              $8,578             $9,685                   $10,206
       04/30/1990       $9,564              $8,456             $9,647                   $10,223
       05/31/1990      $10,155              $9,348             $9,955                   $10,246
       06/30/1990      $10,234              $9,283            $10,135                   $10,301
       07/31/1990      $10,384              $9,369            $10,433                   $10,341
       08/31/1990       $9,625              $8,493            $10,352                   $10,436
       09/30/1990       $8,849              $7,599            $10,449                   $10,523
       10/31/1990       $8,770              $8,310            $10,861                   $10,587
       11/30/1990       $9,025              $8,175            $11,053                   $10,610
       12/31/1990       $9,202              $8,348            $11,176                   $10,610
       01/31/1991       $9,643              $8,655            $11,429                   $10,674
       02/28/1991      $10,261              $9,458            $11,440                   $10,690
       03/31/1991      $10,137              $9,181            $11,083                   $10,706
       04/30/1991      $10,255              $9,254            $11,217                   $10,722
       05/31/1991      $10,538              $9,465            $11,226                   $10,754
       06/30/1991      $10,091              $8,882            $11,076                   $10,785
       07/31/1991      $10,674              $9,303            $11,310                   $10,801
       08/31/1991      $10,920              $9,275            $11,546                   $10,832
       09/30/1991      $11,012              $9,520            $11,967                   $10,880
       10/31/1991      $11,094              $9,676            $12,085                   $10,896
       11/30/1991      $10,820              $9,256            $12,282                   $10,928
       12/31/1991      $11,750              $9,932            $12,902                   $10,936
       01/31/1992      $11,650              $9,750            $12,650                   $10,952
       02/29/1992      $11,969              $9,583            $12,613                   $10,992
       03/31/1992      $11,824              $9,133            $12,496                   $11,048
       04/30/1992      $12,125              $9,262            $12,600                   $11,063
       05/31/1992      $12,633              $9,632            $12,958                   $11,079
       06/30/1992      $12,596              $9,311            $13,311                   $11,118
       07/31/1992      $12,746              $9,336            $13,605                   $11,142
       08/31/1992      $12,596              $9,565            $13,967                   $11,173
       09/30/1992      $12,549              $9,479            $13,953                   $11,204
       10/31/1992      $12,455              $9,225            $13,605                   $11,243
       11/30/1992      $12,549              $9,391            $13,363                   $11,259
       12/31/1992      $12,699              $9,469            $13,490                   $11,251
       01/31/1993      $12,869              $9,502            $13,718                   $11,306
       02/28/1993      $13,170              $9,729            $13,939                   $11,346
       03/31/1993      $13,443             $10,295            $14,154                   $11,386
       04/30/1993      $13,704             $10,774            $14,411                   $11,418
       05/31/1993      $13,936             $11,024            $14,503                   $11,434
       06/30/1993      $14,052             $10,933            $14,515                   $11,450
       07/31/1993      $14,275             $11,160            $14,521                   $11,450
       08/31/1993      $14,952             $11,674            $14,951                   $11,482
       09/30/1993      $14,962             $11,460            $15,109                   $11,506
       10/31/1993      $15,465             $11,777            $15,101                   $11,553
       11/30/1993      $15,165             $11,113            $14,991                   $11,561
       12/31/1993      $16,017             $11,659            $15,144                   $11,561
       01/31/1994      $16,791             $12,430            $15,287                   $11,592
       02/28/1994      $16,162             $12,271            $15,119                   $11,632
       03/31/1994      $15,453             $11,744            $15,050                   $11,671
       04/30/1994      $15,592             $12,109            $15,038                   $11,688
       05/31/1994      $15,701             $12,142            $14,914                   $11,696
       06/30/1994      $15,275             $12,111            $15,091                   $11,736
       07/31/1994      $15,889             $12,343            $15,233                   $11,767
       08/31/1994      $16,335             $12,717            $15,194                   $11,814
       09/30/1994      $15,998             $12,385            $15,269                   $11,846
       10/31/1994      $16,166             $12,739            $15,497                   $11,854
       11/30/1994      $15,651             $12,190            $15,302                   $11,870
       12/31/1994      $15,542             $12,310            $15,338                   $11,870
       01/31/1995      $15,374             $12,127            $15,648                   $11,917
       02/28/1995      $15,720             $12,307            $16,051                   $11,965
       03/31/1995      $15,964             $12,902            $16,868                   $12,005
       04/30/1995      $16,483             $13,354            $17,137                   $12,044
       05/31/1995      $17,093             $13,471            $17,615                   $12,068
       06/30/1995      $17,398             $13,469            $17,725                   $12,092
       07/31/1995      $18,049             $14,146            $17,809                   $12,092
       08/31/1995      $17,896             $13,833            $17,314                   $12,124
       09/30/1995      $18,486             $14,239            $17,704                   $12,148
       10/31/1995      $18,120             $14,018            $17,877                   $12,188
       11/30/1995      $18,679             $14,507            $18,076                   $12,180
       12/31/1995      $19,045             $14,934            $18,300                   $12,171
       01/31/1996      $19,534             $15,206            $18,112                   $12,243
       02/29/1996      $19,696             $15,301            $18,007                   $12,282
       03/31/1996      $19,879             $15,559            $17,979                   $12,346
       04/30/1996      $20,362             $15,928            $17,913                   $12,394
       05/31/1996      $20,641             $15,944            $17,931                   $12,418
       06/30/1996      $20,609             $16,028            $18,088                   $12,425
       07/31/1996      $20,072             $15,465            $18,420                   $12,449
       08/31/1996      $20,566             $15,646            $18,497                   $12,472
       09/30/1996      $20,974             $16,261            $18,599                   $12,512
       10/31/1996      $21,232             $16,377            $18,968                   $12,552
       11/30/1996      $22,488             $17,298            $19,239                   $12,576
       12/31/1996      $22,639             $17,024            $19,105                   $12,576
       01/31/1997      $23,498             $17,231            $18,627                   $12,616
       02/28/1997      $23,731             $17,433            $18,498                   $12,655
       03/31/1997      $23,485             $17,091            $18,358                   $12,687
       04/30/1997      $23,742             $17,653            $18,254                   $12,702
       05/31/1997      $25,088             $18,746            $18,685                   $12,695
       06/30/1997      $26,094             $19,683            $18,897                   $12,710
       07/31/1997      $27,616             $20,593            $18,828                   $12,725
       08/31/1997      $26,317             $19,219            $18,805                   $12,749
       09/30/1997      $28,142             $20,265            $19,222                   $12,781
       10/31/1997      $26,024             $19,202            $19,630                   $12,813
       11/30/1997      $26,094             $19,545            $19,394                   $12,806
       12/31/1997      $26,118             $19,786            $19,373                   $12,790
       01/31/1998      $25,954             $20,341            $19,568                   $12,814
       02/28/1998      $27,499             $21,720            $19,713                   $12,839
       03/31/1998      $29,135             $22,640            $19,564                   $12,863
       04/30/1998      $29,680             $22,865            $19,865                   $12,886
       05/31/1998      $28,826             $22,582            $19,951                   $12,910
       06/30/1998      $28,467             $23,121            $20,006                   $12,925
       07/31/1998      $28,937             $23,087            $20,061                   $12,941
       08/31/1998      $23,774             $20,012            $20,615                   $12,956
       09/30/1998      $23,254             $20,369            $21,691                   $12,972
       10/31/1998      $25,941             $22,214            $22,177                   $13,003
       11/30/1998      $27,451             $23,539            $21,927                   $13,003
       12/31/1998      $27,711             $24,693            $22,340                   $12,995
       01/31/1999      $28,368             $25,237            $22,156                   $13,026
       02/28/1999      $26,944             $24,568            $21,416                   $13,042
       03/31/1999      $28,383             $25,595            $21,469                   $13,081
       04/30/1999      $30,761             $26,608            $21,463                   $13,176
       05/31/1999      $29,565             $25,639            $21,086                   $13,176
       06/30/1999      $30,718             $26,838            $20,733                   $13,176
       07/31/1999      $30,966             $26,762            $21,188                   $13,216
       08/31/1999      $31,010             $26,718            $21,243                   $13,248
       09/30/1999      $30,499             $26,463            $21,549                   $13,311
       10/31/1999      $30,484             $27,842            $21,522                   $13,335
       11/30/1999      $31,710             $28,628            $21,266                   $13,343
       12/31/1999      $33,962             $30,950            $21,205                   $13,343




The historical performance figures shown pertain only to the Fund's Class 2 shares.


*Standardized fund performance for Class 2 shares reflects a "blended" figure, combining: (a) for periods prior to Class 2's inception on May 1, 1997, historical results of Class 1 shares; and (b) for periods after May 1, 1997, Class 2's results reflecting an additional 12b-1 fee expense, which also affects all future performance.

              Past performance does not guarantee future results.

PERFORMANCE

Total return represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



Templeton Asset Allocation Fund -- Class 2
Periods ended 12/31/99
                                                                                                SINCE
                                                                                              INCEPTION
                                                  1-YEAR*        5-YEAR*        10-YEAR*     (8/31/88)*
---------------------------------------------------------------------------------------------------------
 Cumulative Total Return                           22.54%      118.49%         239.62%        295.34%
 Average Annual Total Return                       22.54%       16.92%          13.01%         12.87%
 Value of $10,000 Investment                      $12,254      $21,849         $33,962        $39,534

*Standardized fund performance for Class 2 shares reflects a "blended" figure, combining: (a) for periods prior to Class 2's inception on May 1, 1997, historical results of Class 1 shares; and (b) for periods after May 1, 1997, Class 2's results reflecting an additional 12b-1 fee expense, which also affects all future performance.


TEMPLETON ASSET
ALLOCATION FUND
-- CLASS 2

   Since markets can go down as well as up, investment return and principle value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Changes in issuers' financial strength may affect debt securities' values and, thus, impact the value of Fund shares. You may have a gain or loss when you sell your shares.

               Past performance does not guarantee future results.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND

Financial Highlights

                                                                                 CLASS 1
                                                -------------------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                                -------------------------------------------------------------------------
                                                 1999/dagger/        1998           1997           1996           1995
                                                -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year                 $ 22.46         $ 22.35        $ 21.08        $ 18.72       $ 15.69
                                                -------------------------------------------------------------------------
Income from investment operations:
 Net investment income ......................          .44             .69            .67            .63           .57
 Net realized and unrealized gains ..........         3.78             .75           2.44           2.76          2.87
                                                -------------------------------------------------------------------------
Total from investment operations ............         4.22            1.44           3.11           3.39          3.44
                                                -------------------------------------------------------------------------
Less distributions from:
 Net investment income ......................         (.50)           (.66)          (.63)          (.58)         (.41)
 Net realized gains .........................        (2.81)           (.67)         (1.21)          (.45)           --
                                                -------------------------------------------------------------------------
Total distributions .........................        (3.31)          (1.33)         (1.84)         (1.03)         (.41)
                                                -------------------------------------------------------------------------
Net asset value, end of year ................      $ 23.37         $ 22.46        $ 22.35        $ 21.08       $ 18.72
                                                =========================================================================
Total Return* ...............................       22.86%           6.41%         15.52%         18.93%        22.48%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............     $671,549        $692,163       $735,568       $556,027      $406,123
Ratios to average net assets:
 Expenses ...................................         .74%            .78%           .74%           .64%          .66%
 Net investment income ......................        2.06%           2.88%          3.32%          3.56%         3.73%
Portfolio turnover rate .....................       45.34%          43.18%         45.27%         57.50%        43.02%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. /dagger/BASED ON AVERAGE WEIGHTED SHARES OUTSTANDING.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND

Financial Highlights (CONTINUED)

                                                                      CLASS 2
                                                ----------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                                ----------------------------------------------------
                                                 1999/dagger//dagger/        1998       1997/dagger/
                                                ----------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year ..........          $ 22.38             $ 22.32     $ 20.40
                                                ----------------------------------------------------
Income from investment operations:
 Net investment income ......................              .36                 .63         .16
 Net realized and unrealized gains ..........             3.80                 .74        1.76
                                                ----------------------------------------------------
Total from investment operations ............             4.16                1.37        1.92
                                                ----------------------------------------------------
Less distributions from:
 Net investment income ......................             (.46)               (.64)         --
 Net realized gains .........................            (2.81)               (.67)         --
                                                ----------------------------------------------------
Total distributions .........................            (3.27)              (1.31)         --
                                                ----------------------------------------------------
Net asset value, end of year ................          $ 23.27             $ 22.38     $ 22.32
                                                ====================================================
Total Return* ...............................           22.54%               6.10%       9.41%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............          $20,962             $15,763      $9,665
Ratios to average net assets:
 Expenses ...................................             .99%               1.03%       1.03%**
 Net investment income ......................            1.71%               2.61%       1.97%**
Portfolio turnover rate .....................           45.34%              43.18%      45.27%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED.
**ANNUALIZED.
/dagger/FOR THE PERIOD MAY 1, 1997 (EFFECTIVE DATE) TO DECEMBER 31, 1997. /dagger//dagger/BASED ON AVERAGE WEIGHTED SHARES OUTSTANDING.

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999

                                                         COUNTRY          SHARES          VALUE
----------------------------------------------------------------------------------------------------
    COMMON STOCKS 81.5%
    AEROSPACE & MILITARY TECHNOLOGY 1.3%
    Rolls-Royce PLC .............................    United Kingdom     2,535,300     $  8,747,783
                                                                                      ------------
    APPLIANCES & HOUSEHOLD DURABLES 3.4%
    Sony Corp. ..................................         Japan            80,200       23,780,985
                                                                                      ------------
    AUTOMOBILES 4.6%
    Autoliv Inc. ................................        Sweden           246,900        7,221,825
    Autoliv Inc., SDR ...........................        Sweden           129,000        3,776,720
    Fiat SpA ....................................         Italy           236,170        6,740,581
    Ford Motor Co. ..............................     United States        84,000        4,488,750
    General Motors Corp. ........................     United States        40,000        2,907,500
    Volvo AB, B .................................        Sweden           260,000        6,725,456
                                                                                      ------------
                                                                                        31,860,832
                                                                                      ------------
    BANKING 4.2%
    Canadian Imperial Bank of Commerce ..........        Canada           140,000        3,340,480
    DNB Holding ASA .............................        Norway         2,178,900        8,947,864
    Foreningssparbanken AB, A ...................        Sweden           170,700        2,508,818
*   Merita AS ...................................        Finland        2,453,000       14,422,148
                                                                                      ------------
                                                                                        29,219,310
                                                                                      ------------
    BUILDING MATERIALS & COMPONENTS .4%
    Pioneer International Ltd. ..................       Australia         969,005        2,919,935
                                                                                      ------------
    BUSINESS & PUBLIC SERVICES 1.4%
    Kurita Water Industries Ltd. ................         Japan           432,000        6,865,665
    Laidlaw Inc. ................................        Canada           549,130        2,882,933
                                                                                      ------------
                                                                                         9,748,598
                                                                                      ------------
    CHEMICALS 1.6%
    Akzo Nobel NV ...............................      Netherlands        160,600        8,051,827
*   Celanese AG .................................        Germany           11,820          218,955
    DSM NV, Br. .................................      Netherlands         75,000        3,005,134
                                                                                      ------------
                                                                                        11,275,916
                                                                                      ------------
    DATA PROCESSING & REPRODUCTION 1.5%
    Compaq Computer Corp. .......................     United States       386,600       10,462,363
                                                                                      ------------
    ELECTRICAL & ELECTRONICS 4.3%
    Alcatel SA ..................................        France            65,119       14,947,279
    Koninklijke Philips Electronics NV ..........      Netherlands         56,856        7,727,333
    Motorola Inc. ...............................     United States        47,000        6,920,750
                                                                                      ------------
                                                                                        29,595,362
                                                                                      ------------
    ELECTRONIC COMPONENTS & INSTRUMENTS 2.0%
    Hewlett-Packard Co. .........................     United States        63,750        7,263,516
    Intel Corp. .................................     United States        83,500        6,873,094
                                                                                      ------------
                                                                                        14,136,610
                                                                                      ------------
    ENERGY SOURCES 4.0%
    Consol Energy ...............................     United States       584,000        5,913,000
*   Ranger Oil Ltd. .............................        Canada         1,153,490        3,604,656
*   Renaissance Energy Ltd. .....................        Canada           549,350        5,509,077
    Shell Transport & Trading Co. PLC ...........    United Kingdom     1,525,600       12,679,021
                                                                                      ------------
                                                                                        27,705,754
                                                                                      ------------
    FINANCIAL SERVICES 6.5%
    AXA SA ......................................        France            97,600       13,598,953
    ING Groep NV ................................      Netherlands        222,100       13,402,471
    Nomura Securities Co. Ltd. ..................         Japan         1,000,600       18,066,321
                                                                                      ------------
                                                                                        45,067,745
                                                                                      ------------

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                               COUNTRY          SHARES          VALUE
---------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    FOREST PRODUCTS & PAPER .8%
*   Asia Pulp & Paper Co. Ltd., ADR ...................       Indonesia         454,800      $ 3,581,550
    Assidoman AB ......................................        Sweden            90,000        1,465,608
    Assidoman AB, 144A ................................        Sweden            27,000          439,683
                                                                                             -----------
                                                                                               5,486,841
                                                                                             -----------
    HEALTH & PERSONAL CARE 7.5%
    Aetna Inc. ........................................     United States        16,700          932,069
    Aventis SA ........................................        France           290,472       16,873,295
    Medeva PLC ........................................    United Kingdom     4,572,675       13,006,300
    Ono Pharmaceutical Co. Ltd. .......................         Japan           247,000        6,623,086
    Teva Pharmaceutical Industries Ltd., ADR ..........        Israel           197,200       14,136,775
                                                                                             -----------
                                                                                              51,571,525
                                                                                             -----------
    INDUSTRIAL COMPONENTS .3%
    Madeco Manufacturera de Cobre SA, ADR .............         Chile           162,500        1,807,813
                                                                                             -----------
    INSURANCE 3.7%
    Allstate Corp. ....................................     United States        80,000        1,920,000
    Torchmark Corp. ...................................     United States        90,000        2,615,625
    XL Capital Ltd., A ................................        Bermuda          179,400        9,306,375
    Zurich Allied AG ..................................      Switzerland         20,400       11,631,523
                                                                                             -----------
                                                                                              25,473,523
                                                                                             -----------
    MERCHANDISING 3.6%
    Best Denki Co. Ltd. ...............................         Japan           557,000        5,232,862
    Dairy Farm International Holdings Ltd. ............       Hong Kong         900,000          810,000
    J. Sainsbury PLC ..................................    United Kingdom     1,670,700        9,396,118
    Marks & Spencer PLC ...............................    United Kingdom     1,232,600        5,861,508
    Sears, Roebuck & Co. ..............................     United States        42,000        1,278,375
    Storehouse ........................................    United Kingdom     3,079,116        2,226,844
                                                                                             -----------
                                                                                              24,805,707
                                                                                             -----------
    METALS & MINING 3.8%
    Anglogold Ltd., ADR ...............................     South Africa        229,700        5,900,419
    Barrick Gold Corp. ................................        Canada           375,400        6,685,490
    Corus Group PLC ...................................    United Kingdom     3,943,000       10,291,296
*   Kinross Gold Corp. ................................        Canada         1,727,800        3,202,506
                                                                                             -----------
                                                                                              26,079,711
                                                                                             -----------
    MISC MATERIALS & COMMODITIES .2%
    Agrium Inc. .......................................        Canada           217,000        1,708,875
                                                                                             -----------
    MULTI-INDUSTRY 4.8%
*   Alfa SA de CV, A ..................................        Mexico         1,150,000        5,401,055
    Cheung Kong Holdings Ltd. .........................       Hong Kong         600,000        7,622,049
    Swire Pacific Ltd., A .............................       Hong Kong       2,200,000       12,990,288
    Williams PLC ......................................    United Kingdom     1,581,900        7,234,961
                                                                                             -----------
                                                                                              33,248,353
                                                                                             -----------
    REAL ESTATE .1%
    New World Development Co. Ltd. ....................       Hong Kong         303,543          683,348
                                                                                             -----------
    RECREATION & OTHER CONSUMER GOODS .7%
    Mattel Inc. .......................................     United States       377,100        4,949,438
                                                                                             -----------
    TELECOMMUNICATIONS 12.1%
    AT&T Corp. ........................................     United States       181,500        9,211,125
    Korea Telecom Corp., ADR ..........................      South Korea         86,800        6,488,300
    Nippon Telegraph & Telephone Corp. ................         Japan               860       14,728,189
    Portugal Telecom SA ...............................       Portugal          380,500        4,171,595
    PT Indosat TBK, ADR ...............................       Indonesia         370,800        8,018,550
    Telecom Corp. of New Zealand Ltd. .................      New Zealand      1,772,000        8,332,811

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                          COUNTRY         SHARES                VALUE
----------------------------------------------------------------------------------------------------
           COMMON STOCKS (CONT.)
           TELECOMMUNICATIONS (CONT.)
           Telecom Italia SpA, di Risp .............................      Italy          1,200,000          $  7,313,802
           Telecomunicacoes de Sao Paulo SA ........................     Brazil         27,228,000               376,957
           Telefonica de Argentina SA, B, ADR ......................    Argentina          337,500            10,420,313
           Telefonica del Peru SA, B, ADR ..........................      Peru             225,400             3,014,725
           Telefonos de Mexico SA (Telmex), L, ADR .................     Mexico            101,800            11,452,500
           Telesp Celular Participacoes SA .........................     Brazil         22,228,000               210,406
                                                                                                            ------------
                                                                                                              83,739,273
                                                                                                            ------------
           TEXTILES & APPAREL
*          Fruit of the Loom Ltd. ..................................  United States        160,000               230,000
                                                                                                            ------------
           TRANSPORTATION 4.3%
           British Airways PLC ..................................... United Kingdom      1,808,900            11,781,222
*          Fritz Cos. Inc. .........................................  United States        350,000             3,675,000
           Great Eastern Shipping Co. Ltd. .........................      India              5,225                 2,372
           Mayne Nickless Ltd., A ..................................    Australia        1,730,400             4,464,508
           Peninsular & Oriental Steam Navigation Co. .............. United Kingdom        580,000             9,635,891
                                                                                                            ------------
                                                                                                              29,558,993
                                                                                                            ------------
           UTILITIES ELECTRICAL & GAS 4.4%
           Endesa SA, ADR ..........................................      Spain             88,000             1,776,500
           Endesa SA, Br. ..........................................      Spain            122,000             2,420,840
           Gener SA, ADR ...........................................      Chile            287,050             4,449,275
           Hong Kong Electric Holdings Ltd. ........................    Hong Kong        2,001,500             6,256,699
           Iberdrola SA, Br. .......................................      Spain             85,000             1,177,489
           Korea Electric Power Corp. ..............................   South Korea         196,000             6,075,914
           Veba AG .................................................     Germany           173,800             8,486,157
                                                                                                            ------------
                                                                                                              30,642,874
                                                                                                            ------------
           TOTAL COMMON STOCKS (COST $446,446,036)..................                                         564,507,467
                                                                                                            ------------
           PREFERRED STOCKS 5.8%
           Banco Bradesco SA, pfd. .................................     Brazil        767,000,000             6,016,269
*          Banco Bradesco SA, pfd., rts., 2/09/00 ..................     Brazil         49,804,449               197,674
           Cia Vale do Rio Doce, A, ADR, pfd. ......................     Brazil            371,400            10,279,546
           Embratel Participacoes SA, ADR, pfd. ....................     Brazil             77,300             2,106,425
           Moebel Walther AG, pfd. .................................     Germany            40,092               314,827
           News Corp. Ltd., pfd. ...................................    Australia          850,000             7,282,223
           Petroleo Brasileiro SA (Petrobras), pfd. ................     Brazil         36,000,000             9,166,897
           Telecomunicacoes de Sao Paulo SA, ADR, pfd. .............     Brazil            110,000             2,688,125
           Telecomunicacoes de Sao Paulo SA, pfd. ..................     Brazil         40,981,336               993,624
           Telesp Celular Participacoes SA, pfd. ...................     Brazil         40,981,336               725,936
                                                                                                            ------------
           TOTAL PREFERRED STOCKS (COST $32,117,807)................                                          39,771,546
                                                                                                            ------------
                                                                                        PRINCIPAL
                                                                                        AMOUNT**
                                                                                      ------------
           BONDS 9.6%
           Bonos Y Oblig del Estado, 3.25%, 1/31/05 ................      Spain          1,626,000   EUR       1,500,608
           Buoni Poliennali del Tesoro, 7.75%, 11/01/06 ............      Italy          5,685,153   EUR       6,484,726
/dagger/   Essar Steel Ltd., Reg. S, FRN, 7.635%, 7/20/99 ..........      India            445,000               269,225
           Federal Republic of Germany:
            3.25%, 2/17/04 .........................................     Germany         2,331,000   EUR       2,217,888
            4.50%, 7/04/09 .........................................     Germany         4,160,000   EUR       3,928,400
           Government of Canada:
            8.75%, 12/01/05 ........................................     Canada            504,000   CAD         390,909
            7.00%, 12/01/06 ........................................     Canada            597,000   CAD         429,725
            6.00%, 6/01/08 .........................................     Canada          2,812,000   CAD       1,913,401
           Government of France, 3.50%, 7/12/04 ....................     France          7,620,000   EUR       7,255,992
           Government of Spain, 7.35%, 3/31/07 .....................      Spain          3,201,000   EUR       3,580,621
           Government of Netherlands, 5.75%, 2/15/07 ...............   Netherlands       3,484,000   EUR       3,606,061

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                        PRINCIPAL
                                                                       COUNTRY          AMOUNT**                   VALUE
-----------------------------------------------------------------------------------------------------------------------------
BONDS (CONT.)
Government of New Zealand, 7.00%, 7/15/09 .....................      New Zealand        3,614,000     NZD      $  1,847,604
International Bank for Recon/Dev., 5.25%, 3/20/02 .............         Japan         323,900,000     JPY         3,525,228
Kingdom of Belgium, 7.75%, 10/15/04 ...........................        Belgium          2,374,000     EUR         2,661,160
Kingdom of Denmark, 7.00%, 12/15/04 ...........................        Denmark         18,025,000     DKK         2,615,750
Kingdom of Sweden, 6.00%, 2/09/05 .............................        Sweden          22,400,000     SEK         2,695,190
New South Wales Treasury Corp., 144A, 7.00%, 4/01/04 ..........       Australia         1,800,000     AUD         1,180,083
Queensland Treasury Corp., 6.50%, 6/14/05 .....................       Australia           725,000     AUD           465,729
Republic of Panama, 8.875%, 9/30/27 ...........................        Panama             960,000                   808,800
Republic of Peru, FRN, 4.50%, 3/07/17 .........................         Peru            1,560,000                 1,080,300
Republic of Turkey, 12.375%, 6/15/09 ..........................        Turkey           1,130,000                 1,214,750
Republic of Venezuela, 144A, 9.125%, 6/18/07 ..................       Venezuela         1,540,000                 1,208,900
U.S. Treasury Bond, 5.25%, 11/15/28 ...........................     United States       2,660,000                 2,192,838
United Kingdom, 7.50%, 12/07/06 ...............................    United Kingdom       3,685,000     GBP         6,494,731
United Mexican States:
 9.75%, 2/06/01 ...............................................        Mexico           2,895,000                 2,989,088
 6.25%, 12/31/19 ..............................................        Mexico           5,050,000                 3,980,031
                                                                                                               ------------
TOTAL BONDS (COST $71,077,244).................................                                                  66,537,738
                                                                                                               ------------
SHORT TERM INVESTMENT (COST $13,862,000) 2.0%
Chase Securities Inc., 5.00%, 1/03/00, Time Deposit ...........     United States      13,862,000                13,862,000
                                                                                                               ------------
TOTAL INVESTMENTS (COST $563,503,087) 98.9%....................                                                 684,678,751
NET EQUITY IN FORWARD CONTRACTS ...............................                                                    (138,404)
OTHER ASSETS, LESS LIABILITIES 1.1% ...........................                                                   7,970,491
                                                                                                               ------------
TOTAL NET ASSETS 100.0% .......................................                                                $692,510,838
                                                                                                               ============

CURRENCY ABBREVIATIONS:

AUD-Australian Dollar
CAD-Canadian Dollar
DKK-Danish Krone
EUR-European Unit
GBP-British Pound
JPY-Japanese Yen
NZD-New Zealand Dollar
SEK-Swedish Krone

*NON-INCOME PRODUCING.
**SECURITIES DENOMINATED IN U.S. DOLLARS UNLESS OTHERWISE INDICATED. /dagger/REPRESENTS BOND IN DEFAULT.

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

Assets:
 Investments in securities, at value (cost $563,503,087).............................     $ 684,678,751
 Cash ...............................................................................               827
 Receivables:
  Investment securities sold ........................................................         6,056,177
  Fund shares sold ..................................................................            19,507
  Dividends and interest ............................................................         2,902,685
                                                                                          -------------
   Total assets .....................................................................       693,657,947
                                                                                          -------------
Liabilities:
 Payables:
  Fund shares redeemed ..............................................................           407,501
  To affiliates .....................................................................           407,962
 Unrealized loss on forward exchange contracts (Note 6) .............................           138,404
 Accrued expenses ...................................................................           193,242
                                                                                          -------------
   Total liabilities ................................................................         1,147,109
                                                                                          -------------
Net assets, at value ................................................................     $ 692,510,838
                                                                                          =============
Net assets consist of:
 Undistributed net investment income ................................................     $  11,558,951
 Net unrealized appreciation ........................................................       121,012,673
 Accumulated net realized gain ......................................................        90,365,268
 Beneficial shares ..................................................................       469,573,946
                                                                                          -------------
Net assets, at value ................................................................     $ 692,510,838
                                                                                          =============
CLASS 1:
 Net asset value per share ($671,549,182 /divided by/ 28,735,325 shares outstanding)      $       23.37
                                                                                          =============
CLASS 2:
 Net asset value per share ($20,961,656 /divided by/ 900,625 shares outstanding) ....     $       23.27
                                                                                          =============

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

Investment Income:
 (net of foreign taxes of $1,410,771)
 Dividends ...............................................................    $13,862,828
 Interest ................................................................      5,001,404
                                                                              -----------
   Total investment income ...............................................                     $ 18,864,232
Expenses:
 Management fees (Note 3) ................................................      4,072,911
 Administrative fees (Note 3) ............................................        650,654
 Distribution fees - Class 2 (Note 3) ....................................         40,932
 Custodian fees ..........................................................        186,300
 Reports to shareholders .................................................         49,100
 Professional fees .......................................................         50,300
 Trustees' fees and expenses .............................................          1,900
 Other ...................................................................          1,722
                                                                              -----------
   Total expenses ........................................................                        5,053,819
                                                                                               ------------
    Net investment income ................................................                       13,810,413
                                                                                               ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ............................................................     89,558,771
  Foreign currency transactions ..........................................       (768,331)
                                                                              -----------
   Net realized gain .....................................................                       88,790,440
 Net unrealized appreciation (depreciation) on:
  Investments ............................................................     36,610,311
  Translation of assets and liabilities denominated in foreign currencies        (185,188)
                                                                              -----------
   Net unrealized appreciation ...........................................                       36,425,123
                                                                                               ------------
Net realized and unrealized gain .........................................                      125,215,563
                                                                                               ------------
Net increase in net assets resulting from operations .....................                     $139,025,976
                                                                                               ============

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                                                                  1999               1998
                                                                                            -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .................................................................    $  13,810,413      $  21,455,483
  Net realized gain from investments and foreign currency transactions ..................       88,790,440         78,748,336
  Net unrealized appreciation (depreciation) on investments and translation of assets and
    liabilities denominated in foreign currencies .......................................       36,425,123        (56,540,967)
                                                                                            -----------------------------------
    Net increase in net assets resulting from operations ................................      139,025,976         43,662,852

 Distributions to shareholders from:
  Net investment income:
   Class 1 ..............................................................................      (14,822,362)       (21,506,765)
   Class 2 ..............................................................................         (310,147)          (313,012)
  Net realized gains:
   Class 1 ..............................................................................      (82,476,906)       (21,669,695)
   Class 2 ..............................................................................       (1,907,029)          (324,175)
 Fund share transactions (Note 2):
   Class 1 ..............................................................................      (58,852,355)       (43,165,375)
   Class 2 ..............................................................................        3,928,278          6,008,335
                                                                                            -----------------------------------
    Net decrease in net assets ..........................................................      (15,414,545)       (37,307,835)
Net assets:
 Beginning of year ......................................................................      707,925,383        745,233,218
                                                                                            -----------------------------------
 End of year ............................................................................    $ 692,510,838      $ 707,925,383
                                                                                            ===================================
Undistributed net investment income included in net assets:
 End of year ............................................................................    $  11,558,951      $  21,118,700
                                                                                            ===================================

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Asset Allocation Fund (the Fund) is a separate, diversified series of Templeton Variable Products Series Fund (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks a high level of total return through a flexible policy of investing in stocks of companies in any nation, debt obligations of companies and governments of any nation, and money market instruments. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

D. INDEXED SECURITIES:

The Fund may invest in debt instruments in which the principal and/or interest is dependent on other factors such as yield curves, currency exchange rates or commodity prices. The Fund's objective in holding these securities, commonly called indexed securities or structured notes, is to tailor the Fund's investments to the specific risk and returns it wishes to

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND

Notes to Financial Statements (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

D. INDEXED SECURITIES: (CONT.)

assume while avoiding unwanted risk or change in the Fund's exposure to a particular foreign exchange rate or the spread between two foreign exchange rates.

E. FOREIGN EXCHANGE CONTRACTS:

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

F. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. BENEFICIAL SHARES

The Fund offers two classes of shares: Class 1 and Class 2 shares. The shares differ by their distribution fees, voting rights on matters affecting a single class, and the exchange privilege of each class.

At December 31, 1999, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                      YEAR ENDED DECEMBER 31,
                                                -------------------------------------------------------------------
                                                              1999                              1998
                                                -------------------------------------------------------------------
                                                     SHARES           AMOUNT           SHARES           AMOUNT
CLASS 1 SHARES:                                 -------------------------------------------------------------------
Shares sold ...................................       240,379    $    5,144,326       1,101,798    $   24,979,341
Shares issued on reinvestment of distributions      5,305,304        97,299,268       1,918,954        43,176,460
Shares redeemed ...............................    (7,631,687)     (161,295,949)     (5,108,135)     (111,321,176)
                                                -------------------------------------------------------------------
Net decrease ..................................    (2,086,004)   $  (58,852,355)     (2,087,383)   $  (43,165,375)
                                                ===================================================================

                                                                 YEAR ENDED DECEMBER 31,
                                                ---------------------------------------------------------
                                                            1999                         1998
                                                ---------------------------------------------------------
                                                   SHARES         AMOUNT        SHARES         AMOUNT
CLASS 2 SHARES:                                 ---------------------------------------------------------
Shares sold ...................................    279,540    $  5,948,034      359,493    $  7,948,841
Shares issued on reinvestment of distributions     121,157       2,217,176       28,357         637,187
Shares redeemed ...............................   (204,412)     (4,236,932)    (116,620)     (2,577,693)
                                                ---------------------------------------------------------
Net increase ..................................    196,285    $  3,928,278      271,230    $  6,008,335
                                                =========================================================

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND

Notes to Financial Statements (CONTINUED)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Trust are also officers or directors of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc.(FT Services), and Franklin/Templeton Distributors, Inc. (Distributors), the Fund's investment manager, administrative manager, and principal underwriter, respectively.

The Fund pays an investment management fee to TICI based on the average daily net assets of the Fund as follows:

ANNUALIZED
FEE RATE    AVERAGE DAILY NET ASSETS
----------------------------------------------------------------
   0.65%    First $200 million
   0.585%   Over $200 million, up to and including $1.3 billion
   0.52%    Over $1.3 billion

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED
FEE RATE    AVERAGE DAILY NET ASSETS
----------------------------------------------------------------
   0.15%    First $200 million
   0.135%   Over $200 million, up to and including $700 million
   0.10%    Over $700 millon, up to and including $1.2 billion
   0.075%   Over $1.2 billion

TICI and FT Services have agreed in advance to limit total expenses of the Fund to an annual rate of 0.78% and 1.03% of average daily net assets of Class 1 and Class 2 shares, respectively, through December 31, 2000. For the year ended December 31, 1999, no reimbursement was necessary under the agreement.

The Fund reimburses Distributors up to 0.25% per year of its average daily net assets of Class 2 shares, for costs incurred in marketing the Fund's Class 2 shares.

4. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

At December 31, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes of $563,506,349 was as follows:

  Unrealized appreciation .............   $ 180,541,743
  Unrealized depreciation .............     (59,369,341)
                                          -------------
  Net unrealized appreciation .........   $ 121,172,402
                                          =============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1999 aggregated $296,644,396 and $433,439,832, respectively.

6. OFF-BALANCE SHEET RISK

The Fund has been a party to financial instruments with off-balance-sheet risk, primarily forward exchange contracts, in order to minimize the impact on the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized in the Statement of

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND

Notes to Financial Statements (CONTINUED)

6. OFF-BALANCE SHEET RISK (CONT.)

Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates, and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.

As of December 31, 1999, the Fund had the following forward exchange contracts outstanding:

                                                                          NET
                                        IN          SETTLEMENT     UNREALIZED
CONTRACTS TO SELL:                 EXCHANGE FOR        DATE           LOSS
--------------------------------------------------------------------------------
355,578,000 Japanese Yen ...... U.S.  $3,383,425      3/14/00   U.S. $(138,404)
                                                                ----------------

7. CREDIT FACILITY

Certain Franklin Templeton Funds, including Templeton Asset Allocation Fund, are participants in a $750 million senior unsecured credit agreement for temporary borrowing purposes. The termination date of the agreement is March 1, 2000. Interest is calculated on the Fund's borrowings at market rates. At December 31, 1999, the Fund had not utilized this credit facility.

8. SUBSEQUENT EVENT

On February 8, 2000, shareholders approved a proposal to merge the Fund into Franklin Templeton Variable Insurance Products Trust Templeton Global Asset Allocation Fund.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND

INDEPENDENT AUDITOR'S REPORT

To the Board of Trustees and Shareholders of Templeton Variable Products Series Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Asset Allocation Fund, series of Templeton Variable Products Series Fund at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above. The financial statements for the year ended December 31, 1998, including the financial highlights for each of the four years in the period then ended were audited by other independent accountants whose report dated January 28, 1999 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP

Ft. Lauderdale, Florida
January 28, 2000 except for Note 8, as to which the date is February 8, 2000

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND

CHANGE IN INDEPENDENT AUDITOR

On August 13, 1999, McGladrey & Pullen, LLP (McGladrey) resigned as independent auditors of the Fund. McGladrey resigned pursuant to their agreement to sell their investment company practice to PricewaterhouseCoopers LLP (PwC). The McGladrey partners and professionals previously serving the Fund, have joined PwC and performed the December 31, 1999 audit.

None of the reports of McGladrey on the financial statements of the Fund, including those of the past two fiscal years have ever contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the period McGladrey served the Fund, including the two most recent fiscal years and subsequent interim period, there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of disagreement in connection with its report.

On October 21, 1999, the Fund, with the approval of its Board of Trustees and its Audit Committee, engaged PwC as its independent auditors.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND

Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $78,840,235 as a capital gain dividend for the fiscal year ended December 31, 1999.

Under Section 854 (b)(2) of the Internal Revenue Code, the Fund hereby designates 5.00% of ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 1999.

                                                       TEMPLETON BOND FUND

--------------------------------------------------------------------------------
INVESTMENT GOAL AND PRINCIPAL INVESTMENTS: TEMPLETON BOND FUND SEEKS HIGH, CURRENT INCOME. THE FUND SEEKS TO ACHIEVE ITS GOAL THROUGH A FLEXIBLE POLICY OF INVESTING PRIMARILY IN DEBT SECURITIES OF COMPANIES, GOVERNMENTS AND GOVERNMENT AGENCIES OF VARIOUS NATIONS THROUGHOUT THE WORLD.
--------------------------------------------------------------------------------
During the year under review, a booming U.S. economy, renewed European economic growth, a strengthening of Asian economies (especially Japan's) and an upswing in many Latin American economies all contributed to concerns about inflation and rising interest rates. Global bond markets generally performed dismally, with the J.P. Morgan Global Government Bond Index declining 5.08% in U.S.
dollar terms.(1)

[This chart shows in pie format the geographic distribution of the Templeton Bond Fund, based on total net assets as of 12/31/99.]

Europe                                               38.3%
North America                                        26.2%
Latin America                                        14.1%
Australia & New Zealand                               5.9%
Asia                                                  5.0%
Short-Term Investments & Other Net Assets            10.5%



The overall decline in bond prices was led by the United States, whose economy expanded for a ninth consecutive year--the longest expansion in the nation's history. Although the Consumer Price Index (CPI), a commonly used measure of inflation, wasn't much above the five-year average, the U.S. Federal Reserve Board (the Fed) raised interest rates on three separate occasions in an effort to cool the buoyant economy. Despite the Fed's credit tightening, the economy, as measured by gross domestic product (GDP), continued at a blistering 5.7% annualized rate through the third quarter, increasing to 5.8% in the fourth. The 30-year Treasury bond posted a -12.98% total return for the year, and the J.P. Morgan U.S. Government Bond Index posted a return of -2.88%.(1)

European bond markets also fell throughout most of the reporting period as deregulation, restructuring and economic expansion took hold in much of the region. In addition, the European Monetary Union's (EMU) new currency, the euro, plummeted 14% against the U.S. dollar over the course of the reporting period due to outperformance of U.S. economic growth and equity markets compared to European countries. As a result of slumping bond prices and the declining value of the euro, yields generally trended higher. The EMU Government Bond Index fell 16.89% in U.S. dollar terms, and the UK Bond Index plunged following the Bank of England's interest rate increases in the second half of 1999. German, Italian, Spanish, Danish and Swedish bond prices also fell significantly.(1)

1. Source: J.P. Morgan Government Bond Index Monitor. The J.P. Morgan Global Government Bond Index tracks the performance of government securities in several countries. The J.P. Morgan U.S. Government Bond Index tracks the performance of U.S. government securities. Indexes are unmanaged and include reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

In Asia, many nations recovered from their economic woes of previous years, and the Japanese economy bounced back impressively after a decade in the doldrums. Though most foreign bonds offered dismal returns in 1999, Japan's bucked the trend, returning 5.01% in local currency terms, mostly as a result of investor expectations of an economic recovery, stable interest rates, and a stronger yen. For the year, the yen was up 29% against the euro and 10% against the U.S. dollar.

However, the Japanese bond market slid toward the end of the reporting period amid concerns surrounding the larger-than-expected magnitude of the government's fiscal package for the fourth quarter, coupled with the possibility that Moody's (an agency that assigns credit ratings to bonds) might downgrade Japanese government debt. Elsewhere in the Pacific Rim, the dollar-bloc countries (Australia and New Zealand) realized vigorous economic growth, and despite plummeting bond prices in the second half of the reporting period, they remained slightly ahead of abysmal U.S. and European results for the year.

Despite troubling economic developments in Ecuador and Brazil during the summer, Latin American economies generally continued to rally during the year. Thanks to its high level of trade and connections with the U.S., Mexico's performed best. Latin American bonds and emerging debt in general fared better than the U.S., and the J.P. Morgan Emerging Market Bond Index Plus rose 26.00% in 1999.(2)

During the 12 months under review, we attempted to maximize the Fund's return by allocating about 75% of total net assets to intermediate- and long-term bonds in developed industrial markets, and about 15% to what we believed to be the highest quality and most liquid bonds available in emerging markets. In our opinion, this combination offered opportunity for higher long-term returns at the cost of modestly increased short-term volatility.

2. Source: J.P. Morgan Emerging Markets Bond Index Plus. The J.P. Morgan Emerging Markets Bond Index Plus tracks the performance of fixed income securities in several emerging markets. Indexes are unmanaged and include reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

On December 31, 1998, 43.4% of the portfolio was dedicated to North American issues. By the end of the year, we trimmed our position to just over 26% because we believed there would be better opportunities for total return in emerging markets and Europe. We also reduced the Fund's stake in the Pacific Rim dollar-bloc countries (Australia and New Zealand) by about 2.5% and initiated a 4.4% position in Japan. Our Latin American stake nearly doubled over the year, from 7.7% to 14.1% of total net assets, most of which was invested in Mexico. Most Latin bonds in the portfolio were U.S. dollar-denominated sovereign Eurobonds with fixed coupons, issued by countries with strong repayment capacity. The Fund's allocation to emerging markets added positively to its 1999 performance, and we expect this trend to continue into the first half of 2000. Although we anticipate emerging market bond prices to experience some volatility, we believe these positions may offer superior returns during the next two to five years.

Looking forward, the critical issue for global interest rates will continue to be the balance between global growth and inflation. Although U.S. economic growth is expected to decrease slightly to around 3.0% to 3.5% in 2000, we believe the trend in world economic growth is clearly positive, and global inflation may pick up slightly in the near future. Although this is not considered an ideal environment for high-quality bonds, the management team believes a diversified global fixed-income portfolio should still perform positively over the intermediate term.

 It is important to remember that the Fund may invest in lower-rated "junk bonds," which have higher credit risks. Foreign securities investments involve special risks including changes in currency values, market price swings, and economic, social and political developments in the countries where the Fund is invested. Developing markets involve similar but heightened risks related to their smaller size and lesser liquidity. These risks are discussed in the prospectus.

We thank you for investing in the Templeton Bond Fund and welcome your comments or suggestions.

Sincerely,

Templeton Global Bond Managers
Portfolio Management Team
Templeton Bond Fund

This discussion reflects our views, opinions and portfolio holdings as of December 31, 1999, the end of the reporting period. However, they are not necessarily complete analyses of every aspect of any industry, security or investment. Our strategies and the Fund's portfolio will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 12/31/99

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT (1/1/90 -- 12/31/99)

The graph below compares the performance of Templeton Bond Fund -- Class 2 and the J.P. Morgan Global Government Bond Index, including reinvested interest, as well as the Consumer Price Index (CPI). The Fund's total return represents the change in value of an investment over the periods shown and assumes reinvestment of dividends and capital gains at net asset value. The J.P. Morgan Global Government Bond Index includes only actively traded, fixed-rate bonds with a remaining maturity of one year or longer. It is an aggregate of government securities issued in 13 countries and includes reinvested interest. The index is unhedged and expressed in terms of U.S. dollars. The CPI is a commonly used measure of inflation. The Fund's performance differs from an index's because an index is not managed, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio. The indexes' sources are J.P. Morgan and Standard & Poor's/R/ Micropal (U.S.
Bureau of Labor Statistics).



[The following line graph compares th performance of the Templeton Bond Fund - Class 2 to that of the J.P. Morgan Global Government Bond Index and the Consumer Price Index, based on a $10,000 investment from 1/1/90 - 12/31/99.]

                     TEMPLETON            J.P. MORGAN
                   BOND FUND -          GLOBAL GOVERNMENT
                       CLASS 2            BOND INDEX                CPI
                  ----------------------------------------------------------
       01/01/1990      $10,000             $10,000                  $10,000
       01/31/1990       $9,913              $9,851                  $10,103
       02/28/1990       $9,922              $9,744                  $10,150
       03/31/1990       $9,932              $9,685                  $10,206
       04/30/1990       $9,835              $9,647                  $10,223
       05/31/1990      $10,078              $9,955                  $10,246
       06/30/1990      $10,214             $10,135                  $10,301
       07/31/1990      $10,321             $10,433                  $10,341
       08/31/1990      $10,204             $10,352                  $10,436
       09/30/1990      $10,262             $10,449                  $10,523
       10/31/1990      $10,389             $10,861                  $10,587
       11/30/1990      $10,544             $11,053                  $10,610
       12/31/1990      $10,633             $11,176                  $10,610
       01/31/1991      $10,797             $11,429                  $10,674
       02/28/1991      $10,849             $11,440                  $10,690
       03/31/1991      $10,910             $11,083                  $10,706
       04/30/1991      $10,993             $11,217                  $10,722
       05/31/1991      $11,065             $11,226                  $10,754
       06/30/1991      $11,003             $11,076                  $10,785
       07/31/1991      $11,127             $11,310                  $10,801
       08/31/1991      $11,425             $11,546                  $10,832
       09/30/1991      $11,682             $11,967                  $10,880
       10/31/1991      $11,847             $12,085                  $10,896
       11/30/1991      $11,991             $12,282                  $10,928
       12/31/1991      $12,320             $12,902                  $10,936
       01/31/1992      $12,028             $12,650                  $10,952
       02/29/1992      $12,051             $12,613                  $10,992
       03/31/1992      $11,939             $12,496                  $11,048
       04/30/1992      $11,984             $12,600                  $11,063
       05/31/1992      $12,264             $12,958                  $11,079
       06/30/1992      $12,555             $13,311                  $11,118
       07/31/1992      $12,925             $13,605                  $11,142
       08/31/1992      $13,037             $13,967                  $11,173
       09/30/1992      $12,992             $13,953                  $11,204
       10/31/1992      $12,892             $13,605                  $11,243
       11/30/1992      $12,813             $13,363                  $11,259
       12/31/1992      $13,002             $13,490                  $11,251
       01/31/1993      $13,264             $13,718                  $11,306
       02/28/1993      $13,609             $13,939                  $11,346
       03/31/1993      $13,621             $14,154                  $11,386
       04/30/1993      $13,681             $14,411                  $11,418
       05/31/1993      $13,693             $14,503                  $11,434
       06/30/1993      $13,907             $14,515                  $11,450
       07/31/1993      $14,122             $14,521                  $11,450
       08/31/1993      $14,349             $14,951                  $11,482
       09/30/1993      $14,289             $15,109                  $11,506
       10/31/1993      $14,432             $15,101                  $11,553
       11/30/1993      $14,229             $14,991                  $11,561
       12/31/1993      $14,492             $15,144                  $11,561
       01/31/1994      $14,778             $15,287                  $11,592
       02/28/1994      $14,313             $15,119                  $11,632
       03/31/1994      $13,835             $15,050                  $11,671
       04/30/1994      $13,772             $15,038                  $11,688
       05/31/1994      $13,696             $14,914                  $11,696
       06/30/1994      $13,619             $15,091                  $11,736
       07/31/1994      $13,696             $15,233                  $11,767
       08/31/1994      $13,721             $15,194                  $11,814
       09/30/1994      $13,721             $15,269                  $11,846
       10/31/1994      $13,886             $15,497                  $11,854
       11/30/1994      $13,797             $15,302                  $11,870
       12/31/1994      $13,784             $15,338                  $11,870
       01/31/1995      $13,861             $15,648                  $11,917
       02/28/1995      $14,121             $16,051                  $11,965
       03/31/1995      $14,361             $16,868                  $12,005
       04/30/1995      $14,641             $17,137                  $12,044
       05/31/1995      $15,014             $17,615                  $12,068
       06/30/1995      $15,068             $17,725                  $12,092
       07/31/1995      $15,121             $17,809                  $12,092
       08/31/1995      $15,014             $17,314                  $12,124
       09/30/1995      $15,254             $17,704                  $12,148
       10/31/1995      $15,508             $17,877                  $12,188
       11/30/1995      $15,601             $18,076                  $12,180
       12/31/1995      $15,841             $18,300                  $12,171
       01/31/1996      $15,748             $18,112                  $12,243
       02/29/1996      $15,668             $18,007                  $12,282
       03/31/1996      $15,713             $17,979                  $12,346
       04/30/1996      $15,802             $17,913                  $12,394
       05/31/1996      $15,877             $17,931                  $12,418
       06/30/1996      $16,070             $18,088                  $12,425
       07/31/1996      $16,130             $18,420                  $12,449
       08/31/1996      $16,339             $18,497                  $12,472
       09/30/1996      $16,548             $18,599                  $12,512
       10/31/1996      $16,890             $18,968                  $12,552
       11/30/1996      $17,308             $19,239                  $12,576
       12/31/1996      $17,338             $19,105                  $12,576
       01/31/1997      $17,129             $18,627                  $12,616
       02/28/1997      $17,081             $18,498                  $12,655
       03/31/1997      $17,001             $18,358                  $12,687
       04/30/1997      $17,113             $18,254                  $12,702
       05/31/1997      $17,210             $18,685                  $12,695
       06/30/1997      $17,403             $18,897                  $12,710
       07/31/1997      $17,499             $18,828                  $12,725
       08/31/1997      $17,451             $18,805                  $12,749
       09/30/1997      $17,772             $19,222                  $12,781
       10/31/1997      $17,644             $19,630                  $12,813
       11/30/1997      $17,660             $19,394                  $12,806
       12/31/1997      $17,772             $19,373                  $12,790
       01/31/1998      $17,965             $19,568                  $12,814
       02/28/1998      $18,126             $19,713                  $12,839
       03/31/1998      $18,204             $19,564                  $12,863
       04/30/1998      $18,255             $19,865                  $12,886
       05/31/1998      $18,238             $19,951                  $12,910
       06/30/1998      $18,238             $20,006                  $12,925
       07/31/1998      $18,290             $20,061                  $12,941
       08/31/1998      $17,584             $20,615                  $12,956
       09/30/1998      $18,393             $21,691                  $12,972
       10/31/1998      $18,806             $22,177                  $13,003
       11/30/1998      $18,961             $21,927                  $13,003
       12/31/1998      $19,047             $22,340                  $12,995
       01/31/1999      $19,098             $22,156                  $13,026
       02/28/1999      $18,427             $21,416                  $13,042
       03/31/1999      $18,539             $21,469                  $13,081
       04/30/1999      $18,629             $21,463                  $13,176
       05/31/1999      $18,234             $21,086                  $13,176
       06/30/1999      $18,001             $20,733                  $13,176
       07/31/1999      $18,055             $21,188                  $13,216
       08/31/1999      $17,875             $21,243                  $13,248
       09/30/1999      $18,019             $21,549                  $13,311
       10/31/1999      $17,929             $21,522                  $13,335
       11/30/1999      $17,804             $21,266                  $13,343
       12/31/1999      $17,829             $21,205                  $13,343



The historical performance figures shown pertain only to the Fund's Class 2 shares.
*Standardized fund performance for Class 2 shares reflects a "blended" figure, combining: (a) for periods prior to Class 2's inception on January 19, 1999, historical results of Class 1 shares; and (b) for periods after January 19, 1999, Class 2's results reflecting an additional 12b-1 fee expense, which also affects all future performance.


TEMPLETON BOND FUND
-- CLASS 2

EXPENSES: Performance reflects the Fund's Class 2 operating expenses, but does NOT not include any Contract fees, expenses, or sales charges. If they had been included, performance would be lower. These Contract charges and deductions, particularly for variable life policies, can have a significant effect on Contract values and insurance benefits. See the Contract prospectus for a complete description of these expenses, including sales charges.

               Past performance does not guarantee future results.

TEMPLETON BOND FUND
-- CLASS 2

EXPENSES: Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Changes in issuers' financial strength may affect debt securities' values and, thus, impact the value of Fund shares. You may have a gain or loss when you sell your shares.

PERFORMANCE

Total return represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



Templeton Bond Fund -- Class 2
Periods ended 12/31/99
                                                                        SINCE
                                                                     INCEPTION
                                  1-YEAR*     5-YEAR*     10-YEAR*   (8/31/88)*
-------------------------------------------------------------------------------
 Cumulative Total Return            -6.06%     29.81%       78.29%      96.28%
 Average Annual Total Return        -6.06%      5.36%        5.95%       6.12%
 Value of $10,000 Investment        $9,394    $12,981      $17,829     $19,628

*Standardized fund performance for Class 2 shares reflects a "blended" figure, combining: (a) for periods prior to Class 2's inception on January 19, 1999, historical results of Class 1 shares; and (b) for periods after January 19, 1999, Class 2's results reflecting an additional 12b-1 fee expense, which also affects all future performance.

              Past performance does not guarantee future results.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON BOND FUND

Financial Highlights

                                                                                         CLASS 1
                                                          ----------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                          ----------------------------------------------------------------------
                                                           1999/dagger/      1998        1997         1996          1995
                                                          ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year ....................      $11.07         $11.06      $11.63       $11.88        $10.86
                                                            -------------------------------------------------------------
Income from investment operations:
  Net investment income ...............................         .59            .79         .80          .85           .80
  Net realized and unrealized gains (losses) ..........       (1.23)          (.03)       (.53)         .14           .76
                                                            -------------------------------------------------------------
Total from investment operations ......................        (.64)           .76         .27          .99          1.56
                                                            -------------------------------------------------------------
Less distributions from net investment income .........        (.44)          (.75)       (.84)       (1.24)       (  .54)
                                                            -------------------------------------------------------------
Net asset value, end of year ..........................       $9.99         $11.07      $11.06       $11.63        $11.88
                                                            =============================================================
Total Return* .........................................     (5.87)%          7.17%       2.51%        9.45%        14.92%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................     $20,492        $30,207     $31,826      $34,046      $ 32,910
Ratios to average net assets:
  Expenses ............................................        .71%           .73%        .68%         .68%          .78%
  Net investment income ...............................       5.74%          6.83%       6.90%        7.35%         7.14%
Portfolio turnover rate ...............................      65.48%         89.86%     154.23%      141.19%       188.11%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. /dagger/BASED ON AVERAGE WEIGHTED SHARES OUTSTANDING.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON BOND FUND

Financial Highlights (CONTINUED)

                                                                    CLASS 2
                                                          --------------------------
                                                                  YEAR ENDED
                                                           DECEMBER 31, 1999/dagger/
                                                          --------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year ....................            $11.11
                                                                  -------
Income from investment operations:
  Net investment income ...............................               .53
  Net realized and unrealized loss ....................             (1.23)
                                                                  -------
Total from investment operations ......................              (.70)
                                                                  -------
Less distributions from net investment income .........              (.44)
                                                                  -------
Net asset value, end of year ..........................             $9.97
                                                                  =======
Total Return* .........................................           (6.39)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................              $520
Ratios to average net assets:
  Expenses ............................................              .86%**
  Net investment income ...............................             5.54%**
Portfolio turnover rate ...............................            65.48%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED.
**ANNUALIZED.
/dagger/FOR THE PERIOD JANUARY 19, 1999 (COMMENCEMENT OF SALES) TO DECEMBER 31, 1999. BASED ON AVERAGE WEIGHTED SHARES OUTSTANDING.

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON BOND FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999

                                                                                PRINCIPAL
                                                                                 AMOUNT*                 VALUE
------------------------------------------------------------------------------------------------------------------
           LONG TERM SECURITIES 89.5%
           ARGENTINA 1.4%
           Republic of Argentina, 11.75%, 4/07/09 ........................    $   290,000            $   289,637
                                                                                                     -----------
           AUSTRALIA 3.5%
           New South Wales Treasury Corp., 144A, 7.00%, 4/01/04 ..........        800,000   AUD          524,481
           Queensland Treasury Corp., 6.50%, 6/14/05 .....................        318,000                204,278
                                                                                                     -----------
                                                                                                         728,759
                                                                                                     -----------
           BELGIUM 1.8%
           Kingdom of Belgium, 7.75%, 10/15/04 ...........................        331,000   EUR          371,039
                                                                                                     -----------
           BRAZIL .6%
           Republic of Brazil, FRN, 7.00%, 4/15/09 .......................        170,000                136,956
                                                                                                     -----------
           BULGARIA 2.3%
           Republic of Bulgaria, Series A, FRN, 6.50%, 7/28/24 ...........        605,000                485,894
                                                                                                     -----------
           CANADA 1.6%
           Government of Canada:
            8.75%, 12/01/05 ..............................................        210,000   CAD          162,879
            7.00%, 12/01/06 ..............................................        249,000   CAD          179,232
                                                                                                     -----------
                                                                                                         342,111
                                                                                                     -----------
           COLOMBIA .9%
           Republic of Columbia, 9.75%, 4/23/09 ..........................        200,000                191,661
                                                                                                     -----------
           DENMARK 2.1%
           Kingdom of Denmark, 7.00%, 12/15/04 ...........................      3,050,000   DKK          442,610
                                                                                                     -----------
           GERMANY 12.6%
           Federal Republic of Germany:
            3.25%, 2/17/04 ...............................................      1,004,000   EUR          955,281
            4.50%, 7/04/09 ...............................................      1,792,000   EUR        1,692,234
                                                                                                     -----------
                                                                                                       2,647,515
                                                                                                     -----------
           INDIA .1%
/dagger/   Essar Steel Ltd., Reg. S, FRN, 7.635%, 7/20/99 ................         50,000                 30,250
                                                                                                     -----------
           ITALY 7.8%
           Buoni Poliennali del Tesoro:
            10.50%, 7/15/00 ..............................................        612,000   EUR          634,058
            7.75%, 11/01/06 ..............................................        877,975   EUR        1,001,456
                                                                                                     -----------
                                                                                                       1,635,514
                                                                                                     -----------
           JAPAN 4.4%
           International Bank for Recon/Dev., 5.25%, 3/20/02 .............     84,700,000   JPY          921,849
                                                                                                     -----------
           MEXICO 8.6%
           United Mexican States:
            9.75%, 4/06/05 ...............................................        650,000                676,812
            11.375%, 9/15/16 .............................................        175,000                198,546
            6.25%, 12/31/19 ..............................................        800,000                630,500
            11.50%, 5/15/26 ..............................................        250,000                297,812
                                                                                                     -----------
                                                                                                       1,803,670
                                                                                                     -----------
           NEW ZEALAND 2.4%
           Government of New Zealand, 7.00%, 7/15/09 .....................        990,000   NZD          506,123
                                                                                                     -----------
           PANAMA .7%
           Republic of Panama, 8.875%, 9/30/27 ...........................        170,000                143,225
                                                                                                     -----------
           PERU .8%
           Republic of Peru, FRN, 4.50%, 3/07/17 .........................        235,000                162,738
                                                                                                     -----------
           SPAIN 2.5%
           Bonos Y Oblig del Estado, 3.25%, 1/31/05 ......................        567,000   EUR          523,275
                                                                                                     -----------

                                                                            TB-9

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON BOND FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                  PRINCIPAL
                                                                   AMOUNT*                VALUE
------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
SWEDEN 3.3%
Kingdom of Sweden, 6.00%, 2/09/05 ............................    5,800,000  SEK       $   697,862
                                                                                       -----------
TURKEY .5%
Republic of Turkey, 12.375%, 6/15/09 .........................      100,000                107,500
                                                                                       -----------
UNITED KINGDOM 5.9%
United Kingdom:
 6.50%, 12/07/03 .............................................      220,000  GBP           359,064
 7.50%, 12/07/06 .............................................      500,000  GBP           881,239
                                                                                       -----------
                                                                                         1,240,303
                                                                                       -----------
UNITED STATES 24.6%
U.S. Treasury Bonds:
 6.125%, 11/15/27 ............................................      412,000                383,289
 5.25%, 11/15/28 .............................................    2,335,000              1,924,916
U.S. Treasury Notes:
 4.50%, 1/31/01 ..............................................    2,100,000              2,065,875
 7.25%, 8/15/04 ..............................................      772,000                796,849
                                                                                       -----------
                                                                                         5,170,929
                                                                                       -----------
VENEZUELA 1.1%
Republic of Venezuela, 144A, 9.125%, 6/18/07 .................      300,000                235,500
                                                                                       -----------
TOTAL LONG TERM SECURITIES (COST $20,020,014).................                          18,814,920
                                                                                       -----------
SHORT TERM INVESTMENTS 9.2%
Chase Securities Inc., 5.00%, 1/03/00, Time Deposit ..........      929,000                929,000
U.S. Treasury Bill, 4.95%, 1/20/00 ...........................    1,000,000                997,634
                                                                                       -----------
TOTAL SHORT TERM INVESTMENTS (COST $1,926,250)................                           1,926,634
                                                                                       -----------
TOTAL INVESTMENTS (COST $21,946,264) 98.7%....................                          20,741,554
NET EQUITY IN FORWARD CONTRACTS (.2%) ........................                             (36,192)
OTHER ASSETS, LESS LIABILITIES 1.5% ..........................                             306,522
                                                                                       -----------
TOTAL NET ASSETS 100.0% ......................................                         $21,011,884
                                                                                       ===========

CURRENCY ABBREVIATIONS:
AUD--Australian Dollar
CAD--Canadian Dollar
DKK--Danish Krone
EUR--European Unit
GBP--British Pound
JPY--Japanese Yen
NZD--New Zealand Dollar
SEK--Swedish Krone

*SECURITIES DENOMINATED IN U.S. DOLLARS UNLESS OTHERWISE INDICATED. /dagger/REPRESENTS BOND IN DEFAULT.

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON BOND FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

Assets:
 Investments in securities, at value (cost $21,946,264)...........................    $ 20,741,554
 Cash ............................................................................              50
 Interest receivable .............................................................         356,156
                                                                                      ------------
   Total assets ..................................................................      21,097,760
                                                                                      ------------
Liabilities:
 Payables:
  Fund shares redeemed ...........................................................          14,739
  To affiliates ..................................................................          10,884
 Unrealized loss on forward exchange contracts (Note 6) ..........................          36,192
 Accrued expenses ................................................................          24,061
                                                                                      ------------
   Total liabilities .............................................................          85,876
                                                                                      ------------
Net assets, at value .............................................................    $ 21,011,884
                                                                                      ============
Net assets consist of:
 Undistributed net investment income .............................................    $    681,677
 Net unrealized depreciation .....................................................      (1,246,084)
 Accumulated net realized loss ...................................................      (2,715,912)
 Beneficial shares ...............................................................      24,292,203
                                                                                      ------------
Net assets, at value .............................................................    $ 21,011,884
                                                                                      ============
CLASS 1:
 Net asset value per share ($20,492,284 /divided by/ 2,052,007 shares outstanding)    $       9.99
                                                                                      ============
CLASS 2:
 Net asset value per share ($519,600 /divided by/ 52,109 shares outstanding)......    $       9.97
                                                                                      ============

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON BOND FUND
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

Interest Income ..........................................................                      $  1,584,597
Expenses:
 Management fees (Note 3) ................................................         122,550
 Administrative fees (Note 3) ............................................          23,758
 Distribution fees--Class 2 (Note 3) .....................................             417
 Custodian fees ..........................................................           5,800
 Reports to shareholders .................................................           7,500
 Professional fees .......................................................          14,100
 Trustees' fees and expenses .............................................             700
 Other ...................................................................             216
                                                                                   -------
  Total expenses .........................................................                           175,041
                                                                                                ------------
   Net investment income .................................................                         1,409,556
                                                                                                ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ............................................................      (1,224,498)
  Foreign currency transactions ..........................................          27,937
                                                                                ----------
   Net realized loss .....................................................                        (1,196,561)
 Net unrealized depreciation on:
  Investments ............................................................      (1,757,294)
  Translation of assets and liabilities denominated in foreign currencies          (46,136)
                                                                                ----------
   Net unrealized depreciation ...........................................                        (1,803,430)
                                                                                                ------------
Net realized and unrealized loss .........................................                        (2,999,991)
                                                                                                ------------
Net decrease in net assets resulting from operations .....................                      $ (1,590,435)
                                                                                                ============

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON BOND FUND
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                                                                   1999              1998
                                                                                             ---------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................................    $  1,409,556      $  2,078,728
  Net realized loss from investments and foreign currency transactions ...................      (1,196,561)       (1,004,448)
  Net unrealized appreciation (depreciation) on investments and translation of assets and
    liabilities denominated in foreign currencies ........................................      (1,803,430)        1,014,416
                                                                                              ------------------------------
   Net increase (decrease) in net assets resulting from operations .......................      (1,590,435)        2,088,696

Distributions to shareholders from:
 Net investment income:
  Class 1 ................................................................................      (1,132,000)       (2,063,703)
  Class 2 ................................................................................          (3,631)               --
Fund share transactions (Note 2):
  Class 1 ................................................................................      (7,003,085)       (1,644,280)
  Class 2 ................................................................................         534,148                --
                                                                                              ------------------------------
   Net decrease in net assets ............................................................      (9,195,003)       (1,619,287)
Net assets:
 Beginning of year .......................................................................      30,206,887        31,826,174
                                                                                              ------------------------------
 End of year .............................................................................    $ 21,011,884      $ 30,206,887
                                                                                              ==============================
Undistributed net investment income included in net assets:
 End of year .............................................................................    $    681,677      $  1,116,147
                                                                                              ==============================

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON BOND FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Bond Fund (the Fund) is a separate, non-diversified series of Templeton Variable Products Series Fund (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks high current income through a flexible policy of investing primarily in debt securities of companies, governments and government agencies of various nations throughout the world. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

D. INDEXED SECURITIES:

The Fund may invest in debt instruments in which the principal and/or interest is dependent on other factors such as yield curves, currency exchange rates or commodity prices. The Fund's objective in holding these securities, commonly called indexed securities or structured notes, is to tailor the Fund's investments to the specific risk and returns it wishes to

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON BOND FUND

Notes to Financial Statements (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

D. INDEXED SECURITIES: (CONT.)

assume while avoiding unwanted risk or change in the Fund's exposure to a particular foreign exchange rate or the spread between two foreign exchange rates.

E. FOREIGN EXCHANGE CONTRACTS:

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

F. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. BENEFICIAL SHARES

The Fund offers two classes of shares: Class 1 and Class 2 shares. The shares differ by their distribution fees, voting rights on matters affecting a single class, and the exchange privilege of each class.

At December 31, 1999, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                    YEAR ENDED DECEMBER 31,
                                                ---------------------------------------------------------------
                                                             1999                            1998
                                                ---------------------------------------------------------------
                                                    SHARES          AMOUNT          SHARES          AMOUNT
CLASS 1 SHARES:                                 ---------------------------------------------------------------
Shares sold ...................................     128,190     $   1,330,175       371,187     $   3,983,652
Shares issued on reinvestment of distributions      110,872         1,132,000       195,983         2,063,703
Shares redeemed ...............................    (915,796)       (9,465,260)     (716,054)       (7,691,635)
                                                   ----------------------------------------------------------
Net decrease ..................................    (676,734)    $  (7,003,085)     (148,884)    $  (1,644,280)
                                                   ==========================================================

                                                        YEAR ENDED
                                                    DECEMBER 31, 1999*
                                                --------------------------
                                                   SHARES        AMOUNT
CLASS 2 SHARES:                                 --------------------------
Shares sold ...................................     65,282    $  669,680
Shares issued on reinvestment of distributions         355         3,631
Shares redeemed ...............................    (13,528)     (139,163)
                                                  ----------------------
Net increase ..................................     52,109    $  534,148
                                                  ======================

*Commencement of sales of Class 2 shares was January 19, 1999.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON BOND FUND

Notes to Financial Statements (CONTINUED)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Trust are also officers or directors of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FT Services) and Franklin/Templeton Distributors, Inc. (Distributors), the Fund's investment manager, administrative manager, and principal underwriter, respectively.

The Fund pays an investment management fee to TICI based on the average daily net assets of the Fund as follows:

ANNUALIZED
FEE RATE    AVERAGE DAILY NET ASSETS
----------------------------------------------------------------
  0.50%     First $200 million
  0.45%     Over $200 million, up to and including $1.3 billion
  0.40%     Over $1.3 billion

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED
FEE RATE    AVERAGE DAILY NET ASSETS
----------------------------------------------------------------
   0.15%    First $200 million
  0.135%    Over $200 million, up to and including $700 million
   0.10%    Over $700 million, up to and including $1.2 billion
  0.075%    Over $1.2 billion

The Fund reimburses Distributors up to 0.15% per year of its average daily net assets of Class 2 shares, for costs incurred in marketing the Fund's Class 2 shares.

4. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

The cost of securities for income tax purposes is the same as that shown in the Statement of Investments. At December 31, 1999, the net unrealized depreciation based on the cost of investments for income tax purposes was as follows:

  Unrealized appreciation .............   $     233,705
  Unrealized depreciation .............      (1,438,415)
                                          -------------
  Net unrealized depreciation .........   $  (1,204,710)
                                          =============

At December 31, 1999, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:

  2002 .........  $1,294,963
  2003 .........     570,056
  2007 .........     502,340
                  ----------
                  $2,367,359
                  ==========

At December 31, 1999 the Fund has deferred capital and currency losses occurring subsequent to October 31, 1999 of $385,000. For tax purposes, such losses will be reflected in the year ending December 31, 2000.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON BOND FUND
Notes to Financial Statements (CONTINUED)

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1999 aggregated $15,191,484 and $21,068,203, respectively.

6. OFF-BALANCE SHEET RISK

The Fund has been a party to financial instruments with off-balance-sheet risk, primarily forward exchange contracts, in order to minimize the impact on the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates, and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.

As of December 31, 1999, the Fund had the following forward exchange contracts outstanding:

                                                                      NET
                                         IN         SETTLEMENT     UNREALIZED
CONTRACTS TO SELL:                  EXCHANGE FOR       DATE           LOSS
------------------                ---------------------------------------------
92,984,000 Japanese Yen ......... U.S.  $884,770      3/14/00   U.S. $(36,192)
                                                                -------------

7. CREDIT FACILITY

Certain Franklin Templeton Funds, including Templeton Bond Fund, are participants in a $750 million senior unsecured credit agreement for temporary borrowing purposes. The termination date of the agreement is March 1, 2000. Interest is calculated on the Fund's borrowings at market rates. At December 31, 1999, the Fund had not utilized this credit facility.

8. SUBSEQUENT EVENT

On February 8, 2000, shareholders approved a proposal to merge the Fund into Franklin Templeton Variable Insurance Products Trust Templeton Global Income Securities Fund.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON BOND FUND
INDEPENDENT AUDITOR'S REPORT

To the Board of Trustees and Shareholders of Templeton Variable Products Series Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Bond Fund, series of Templeton Variable Products Series Fund at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above. The financial statements for the year ended December 31, 1998, including the financial highlights for each of the four years in the period then ended were audited by other independent accountants whose report dated January 28,1999 expressed an unqualified opinion on those financial statements.

/s/PRICEWATERHOUSECOOPERS LLP

Ft. Lauderdale, Florida
January 28, 2000 except for Note 8, as to which the date is February 8, 2000.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON BOND FUND

CHANGE IN INDEPENDENT AUDITOR

On August 13, 1999, McGladrey & Pullen, LLP (McGladrey) resigned as independent auditors of the Fund. McGladrey resigned pursuant to their agreement to sell their investment company practice to PricewaterhouseCoopers LLP (PwC). The McGladrey partners and professionals previously serving the Fund, have joined PwC and performed the December 31, 1999 audit.

None of the reports of McGladrey on the financial statements of the Fund, including those of the past two fiscal years have ever contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the period McGladrey served the Fund, including the two most recent fiscal years and subsequent interim period, there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of disagreement in connection with its report.

On October 21, 1999, the Fund, with the approval of its Board of Trustees and its Audit Committee, engaged PwC as its independent auditors.

                                         TEMPLETON DEVELOPING MARKETS FUND

--------------------------------------------------------------------------------
INVESTMENT GOAL AND PRINCIPAL INVESTMENTS: TEMPLETON DEVELOPING MARKETS FUND SEEKS LONG-TERM CAPITAL APPRECIATION. THE FUND SEEKS TO ACHIEVE THIS OBJECTIVE BY INVESTING PRIMARILY IN EQUITY SECURITIES OF ISSUERS IN COUNTRIES HAVING DEVELOPING MARKETS.
--------------------------------------------------------------------------------
This annual report of Templeton Developing Markets Fund covers the 12 months ended December 31, 1999. During this period, many emerging markets recovered substantially in 1999 despite the war in Kosovo, tensions between China and Taiwan, military conflicts between India and Pakistan, the near collapse of one of South Korea's largest conglomerates, the floating of Brazil's currency and earthquakes in Turkey, Greece and Taiwan. Political change was also widespread throughout emerging markets as citizens of Indonesia, South Africa and Argentina elected new leadership, while a military coup put a new government in charge of Pakistan. The stability of the Polish and Czech governments appeared to be in question for most of the year, and questions about Boris Yeltsin were not laid to rest until December 31, 1999, when he resigned and handed over control of Russia to Vladimir Putin.


[This chart shows in pie format the geographic distribution of the Templeton Developing Markets Fund, based on total net assets as of 12/31/99.]

Asia                                                36.5%
Latin America                                       35.6%
Middle East & Africa                                15.0%
Europe                                               9.4%
Short-Term Investments & Other Net Assets            3.5%


Asia led the economic recovery, as many Asian nations shifted to economies led by domestic consumption rather than by trade. The recovery strengthened throughout the year as domestic consumption began showing signs of improvement and import growth outpaced that of exports.

In Latin America, most economies were relatively weak, but improved commodity prices led many investors to believe that these economies were bottoming out. Brazil's currency devaluation had only moderately adverse effects on inflation and economic growth. Although the election of a new president in Argentina combined with concerns about the currency peg and the level of national debt appeared to affect the equity market there, the government is expected to reduce the fiscal deficit in the near future. And continued reform in Brazil, coupled with Venezuela's restructuring and a new government in Chile, led many to conclude that these economies could return to growth in 2000.

[This chart lists the top 10 countries represented in the Templeton Developing Markets Fund, based on total net assets as of 12/31/99.]

TOP 10 COUNTRIES
Templeton Developing Markets Fund
12/31/99

                    % OF TOTAL
 COUNTRY            NET ASSETS
================= ============
   Brazil               16.5%
   South Africa         14.0%
   Mexico                9.8%
   Singapore             6.6%
   Thailand              6.3%
   Indonesia             5.9%
   South Korea           5.4%
   Argentina             5.1%
   Hong Kong             4.5%
   Turkey                3.4%

Convergence with European Union admission standards proved beneficial for eastern and southern European economies during the year. Although natural disasters in Turkey and Greece coupled with stalled privatization attempts in other eastern European countries hampered economic growth in the region, the long-term outlook for emerging Europe seems bright as European Union membership prompts these countries to reform their economies.

In South Africa, the strengthening of gold prices during the year in addition to greater demand for diamonds and other natural resources helped propel the nation's economy forward. The ongoing streamlining of large South African corporations and increased international demand for their products further fueled economic strength.

During the fiscal year, strong growth in the South African stock market resulted in an increase in the portfolio's exposure to Africa, which made up 14.0% of total net assets on December 31, 1999. Because we felt we could find better value elsewhere, we sold holdings in Ghana, Zimbabwe, Croatia, Kazakhstan, Shenzhen (China), Sri Lanka, Ecuador and Jordan. Our Asian exposure also decreased slightly, principally because we sold a number of Indian and Malaysian companies.

Varying individual performances led to a substantial change in the Fund's top ten holdings during the reporting period. Tele Centro Sul Participacoes SA, pfd. (Brazil), Tele Norte Leste Participacoes SA, pfd. (Brazil), Anglo American PLC (South Africa), Grupo Financiero Banamex Accival SA de CV (Mexico), Telecomunicacoes de Sao Paulo SA, ADR, pfd. (Brazil), PT Telekomunikasi Indonesia (Persero), B (Indonesia), Akbank (Turkey), and Centrais Electricas Brasileiras SA (Eletrobras) (Brazil) replaced Hana Bank (South Korea), Telecomunicacoes Brasileiras SA (Telebras) (Brazil), Thai Farmers Bank Public Co. Ltd. (Thailand), Investimentos Itau SA (Brazil), Public Bank Bhd. (Malaysia), Korea Electric Power Corp. (South Korea), Compania de Telecomunicaciones de Chile SA (Chile), and Belle Corp. (Philippines) among the Fund's top 10 positions.

Looking forward, we believe that the recovery in emerging market economies has just begun. Interest rates have fallen in many of these countries, but many markets' indexes and valuations are still below their all-time highs. The major Asian countries have increased their foreign exchange reserves, and some emerging market currencies are still undervalued, which should increase the competitiveness of their exports. Furthermore, elections in Chile, India, Russia, Mexico, Malaysia, Argentina and Indonesia reduced some of the political risk, making rapid economic and social reform more likely going forward. Finally, many emerging markets countries continue to overhaul their financial systems. We see many banks recapitalizing their balance sheets and companies making efforts to rectify the problem of excessive borrowings as well as streamlining their work forces in response to the changing economic environment. In our opinion, rising domestic and international demand should continue to spur economic growth, and we are excited about the potential emerging markets can offer to the Fund's shareholders.

[This chart lists the top 10 equity holdings, including industry and country, of the Templeton Developing Markets Fund, based on total net assets as of 12/31/99.]


TOP 10 EQUITY HOLDINGS
Templeton Developing Markets Fund
12/31/99

  COMPANY,                        % OF TOTAL
  INDUSTRY, COUNTRY               NET ASSETS
------------------------------- ------------
   Cemex SA,
   BUILDING MATERIALS &
   COMPONENTS, MEXICO                  3.6%

   Tele Centro Sul
   Participacoes SA, pfd.,
   TELECOMMUNICATIONS,
   BRAZIL                              2.8%

   Tele Norte Leste
   Participacoes SA, pfd.,
   TELECOMMUNICATIONS,
   BRAZIL                              2.6%

   Anglo American PLC,
   METALS & MINING, SOUTH
   AFRICA                              2.5%

   Grupo Financiero
   Banamex Accival SA de
   CV, BANKING, MEXICO                 2.4%

   Telecomunicacoes de Sao
   Paulo SA, ADR, pfd.,
   TELECOMMUNICATIONS,
   BRAZIL                              2.0%

   PT Telekomunikasi
   Indonesia (Persero), B,
   TELECOMMUNICATIONS,
   INDONESIA                           2.0%

   Akbank, BANKING, TURKEY             1.9%

   Telefonos de Mexico
   (Telmex), L, ADR,
   TELECOMMUNICATIONS,
   MEXICO                              1.8%

   Centrais Electricas
   Brasileiras SA
   (Electrobras), B, pfd.,
   UTILITIES ELECTRICAL & GAS,
   BRAZIL                              1.7%

For a complete list of portfolio holdings, please see the Fund's Statement of Investments.

Of course, investing in any emerging market securities involves special considerations, which may include risks related to market and currency volatility, adverse social, economic and political developments and the relatively small size and lesser liquidity of these markets. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, severe market corrections. While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets. In fact, the Taiwan equity market has increased 1,164% in the last 15 years, but has suffered six declines of more than 20% during that time.(1) These special risks and other considerations are discussed in the Fund's prospectus.

Thank you for investing in the Templeton Developing Markets Fund. We appreciate your confidence and welcome your comments.

Sincerely,

/s/J. MARK MOBIUS

J. Mark Mobius, Ph.D.
President
Templeton Developing Markets Fund

This discussion reflects our views, opinions and portfolio holdings as of December 31, 1999, the end of the reporting period. However, they are not necessarily complete analyses of every aspect of any industry, security or investment. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

1. Source: Taiwan Weighted Index. Based on quarterly percentage price change over 15 years ended December 31, 1999. Market return is measured in U.S. dollar terms and does not include reinvested dividends.

PERFORMANCE SUMMARY AS OF 12/31/99

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT (3/4/96 -- 12/31/99)

The graph below compares the performance of Templeton Developing Markets Fund -- Class 2 and the Morgan Stanley Capital International (MSCI/R/) Emerging Markets Free Index and International Finance Corporation's (IFC) Investable Composite Index, including reinvested dividends, as well as the Consumer Price Index
(CPI). Although we use MSCI Emerging Markets Free Index as the portfolio's benchmark, we retained the MSCI World Index in the graph to show how global developed markets have performed. The Fund's total return represents the change in value of an investment over the periods shown and assumes reinvestment of dividends and capital gains at net asset value. The MSCI Emerging Markets Free Index covers 27 emerging markets and takes into account local market restrictions on share ownership by foreigners. The IFC Investable Composite Index was designed to reflect the performance of emerging market investments and includes approximately 2,000 companies that foreigners can buy in 30 countries. The CPI is a commonly used measure of inflation. The Fund's performance differs from an index's because an index is not managed, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio. The indexes' sources are MSCI, International Finance Corporation, and Standard & Poor's/R/ Micropal (U.S. Bureau of Labor Statistics).

[The following line graph compares the performance of the Templeton Developing Markets Fund - Class 2 to that of the Morgan Stanley Capital International Emerging Markets Free Index, the Morgan Stanley Capital International World Index, the International Finance Corporation's Investable Composite Index, and the Consumer Price Index, based on a $10,000 investment from 3/4/96 - 12/31/99.]


                        TEMPLETON             MSCI                                     IFC
                       DEVELOPING           EMERGING                                INVESTABLE
                   MARKETS FUND -           MARKETS                MSCI              COMPOSITE
                          CLASS 2          FREE INDEX          WORLD INDEX           INDEX                     CPI
                  ----------------------------------------------------------------------------------------------------
       03/04/1996         $10,000             $10,000            $10,000             $10,000                  $10,000
       03/31/1996         $10,020              $9,974            $10,169             $10,144                  $10,045
       04/30/1996          $9,980             $10,373            $10,409             $10,550                  $10,084
       05/31/1996         $10,010             $10,326            $10,420             $10,461                  $10,104
       06/30/1996          $9,800             $10,391            $10,475             $10,584                  $10,110
       07/31/1996          $9,250              $9,681            $10,107              $9,889                  $10,129
       08/31/1996          $9,250              $9,928            $10,225             $10,195                  $10,148
       09/30/1996          $9,370             $10,014            $10,627             $10,346                  $10,181
       10/31/1996          $9,140              $9,747            $10,703             $10,123                  $10,213
       11/30/1996          $9,460              $9,911            $11,305             $10,273                  $10,233
       12/31/1996          $9,430              $9,955            $11,126             $10,318                  $10,233
       01/31/1997         $10,110             $10,635            $11,261             $11,047                  $10,265
       02/28/1997         $10,349             $11,090            $11,393             $11,587                  $10,297
       03/31/1997         $10,138             $10,799            $11,170             $11,302                  $10,323
       04/30/1997          $9,896             $10,818            $11,537             $11,109                  $10,335
       05/31/1997          $9,816             $11,127            $12,251             $11,487                  $10,329
       06/30/1997          $9,977             $11,723            $12,864             $11,983                  $10,341
       07/31/1997         $10,369             $11,898            $13,458             $12,104                  $10,354
       08/31/1997          $9,363             $10,384            $12,560             $10,558                  $10,374
       09/30/1997          $9,604             $10,672            $13,244             $10,893                  $10,400
       10/31/1997          $7,863              $8,920            $12,549              $9,110                  $10,426
       11/30/1997          $7,067              $8,595            $12,773              $8,674                  $10,419
       12/31/1997          $6,665              $8,802            $12,931              $8,797                  $10,407
       01/31/1998          $6,252              $8,112            $13,293              $8,218                  $10,427
       02/28/1998          $6,967              $8,958            $14,195              $9,056                  $10,446
       03/31/1998          $7,123              $9,347            $14,796              $9,411                  $10,466
       04/30/1998          $6,887              $9,245            $14,943              $9,436                  $10,485
       05/31/1998          $5,808              $7,978            $14,758              $8,259                  $10,504
       06/30/1998          $5,098              $7,141            $15,110              $7,417                  $10,516
       07/31/1998          $5,129              $7,368            $15,088              $7,710                  $10,529
       08/31/1998          $3,947              $5,238            $13,078              $5,543                  $10,542
       09/30/1998          $4,153              $5,570            $13,312              $5,806                  $10,554
       10/31/1998          $4,739              $6,156            $14,518              $6,478                  $10,580
       11/30/1998          $5,345              $6,668            $15,383              $6,965                  $10,580
       12/31/1998          $5,263              $6,572            $16,137              $6,859                  $10,573
       01/31/1999          $5,057              $6,466            $16,493              $6,693                  $10,599
       02/28/1999          $4,975              $6,529            $16,056              $6,814                  $10,611
       03/31/1999          $5,680              $7,389            $16,727              $7,601                  $10,643
       04/30/1999          $6,910              $8,303            $17,389              $8,646                  $10,721
       05/31/1999          $6,722              $8,255            $16,756              $8,489                  $10,721
       06/30/1999          $7,514              $9,192            $17,540              $9,417                  $10,721
       07/31/1999          $7,003              $8,942            $17,490              $9,280                  $10,753
       08/31/1999          $6,732              $9,023            $17,461              $9,382                  $10,779
       09/30/1999          $6,399              $8,718            $17,294              $9,122                  $10,831
       10/31/1999          $6,576              $8,904            $18,196              $9,280                  $10,850
       11/30/1999          $7,003              $9,702            $18,709             $10,111                  $10,857
       12/31/1999          $8,066             $10,936            $20,227             $11,466                  $10,857





The historical performance figures shown pertain only to the Fund's Class 2 shares.


*Standardized fund performance for Class 2 shares reflects a "blended" figure, combining: (a) for periods prior to Class 2's inception on May 1, 1997, historical results of Class 1 shares; and (b) for periods after May 1, 1997, Class 2's results reflecting an additional 12b-1 fee expense, which also affects all future performance.

TEMPLETON DEVELOPING
MARKETS FUND
-- CLASS 2


EXPENSES: Performance reflects the Fund's Class 2 operating expenses, but does NOT include any Contract fees, expenses or sales charges. If they had been included, performance would be lower. These Contract charges and deductions, particularly for variable life policies, can have a significant effect on Contract values and insurance benefits. See the Contract prospectus for a complete description of these expenses, including sales charges.

               Past performance does not guarantee future results.

TEMPLETON DEVELOPING MARKETS FUND
-- CLASS 2

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.


PERFORMANCE

Total return represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



Templeton Developing Markets Fund -- Class 2
Periods ended 12/31/99
                                                               SINCE
                                                            INCEPTION
                                  1-YEAR*      3-YEAR*      (3/4/96)*
-----------------------------------------------------------------------
 Cumulative Total Return           53.27%       -14.46%        -19.34%
 Average Annual Total Return       53.27%        -5.08%         -5.45%
 Value of $10,000 Investment      $15,327        $8,554         $8,066

*Standardized fund performance for Class 2 shares reflects a "blended" figure, combining: (a) for periods prior to Class 2's inception on May 1, 1997, historical results of Class 1 shares; and (b) for periods after May 1, 1997, Class 2's results reflecting an additional 12b-1 fee expense, which also affects all future performance.

               Past performance does not guarantee future results.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
Financial Highlights

                                                                                             CLASS 1
                                                                 ----------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                                                 ----------------------------------------------------------------
                                                                  1999/dagger//dagger/       1998          1997      1996/dagger/
                                                                 ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year .............................           $5.13              $6.63        $9.43      $10.00
                                                                 ----------------------------------------------------------------
Income from investment operations:
  Net investment income ........................................             .05                .07          .09         .05
  Net realized and unrealized gains (losses) ...................            2.67              (1.42)       (2.82)       (.62)
                                                                 ----------------------------------------------------------------
Total from investment operations ...............................            2.72              (1.35)       (2.73)       (.57)
                                                                 ----------------------------------------------------------------
Less distributions from:
  Net investment income ........................................            (.08)              (.09)        (.04)         --
  Net realized gains ...........................................              --               (.06)        (.03)         --
                                                                 ----------------------------------------------------------------
Total distributions ............................................            (.08)              (.15)        (.07)         --
                                                                 ----------------------------------------------------------------
Net asset value, end of year ...................................           $7.77              $5.13        $6.63       $9.43
                                                                 ================================================================
Total Return* ..................................................          53.84%           (20.94)%     (29.22)%     (5.70)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................        $297,605           $180,684     $163,459     $72,245
Ratios to average net assets:
  Expenses .....................................................           1.50%              1.66%        1.58%       1.70%*
  Expenses, excluding waiver and payments by affiliate .........           1.50%              1.66%        1.58%       1.78%*
  Net investment income ........................................            .82%              1.67%        1.63%       1.52%*
Portfolio turnover rate ........................................          60.27%             23.22%       23.82%       9.95%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED.
**ANNUALIZED.
/dagger/FOR THE PERIOD MARCH 4, 1996 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1996.
/dagger//dagger/BASED ON AVERAGE WEIGHTED SHARES OUTSTANDING.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
Financial Highlights (CONTINUED)

                                                                                 CLASS 2
                                                         --------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                                         --------------------------------------------------------
                                                          1999/dagger//dagger/         1998         1997/dagger/
                                                         --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year ...................           $5.12                 $6.62           $9.85
                                                         --------------------------------------------------------
Income from investment operations:
  Net investment income ..............................             .03                   .07             .04
  Net realized and unrealized gains (losses) .........            2.66                 (1.42)          (3.27)
                                                         --------------------------------------------------------
Total from investment operations .....................            2.69                 (1.35)          (3.23)
                                                         --------------------------------------------------------
Less distributions from:
  Net investment income ..............................            (.07)                 (.09)             --
  Net realized gains .................................              --                  (.06)             --
                                                         --------------------------------------------------------
Total distributions ..................................            (.07)                 (.15)             --
                                                         --------------------------------------------------------
Net asset value, end of year .........................           $7.74                 $5.12           $6.62
                                                         --------------------------------------------------------
Total Return* ........................................          53.27%              (21.03)%        (32.79)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................         $49,654               $17,287          $9,569
Ratios to average net assets:
  Expenses ...........................................           1.75%                 1.91%           1.77%**
  Net investment income ..............................            .52%                 1.44%           1.48%**
Portfolio turnover rate ..............................          60.27%                23.22%          23.82%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED.
**ANNUALIZED.
/dagger/FOR THE PERIOD MAY 1, 1997 (EFFECTIVE DATE) TO DECEMBER 31, 1997. /dagger//dagger/BASED ON AVERAGE WEIGHTED SHARES OUTSTANDING.

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999

                                                                                                          SHARES/
                                                                                   INDUSTRY              WARRANTS         VALUE
----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM SECURITIES 96.5%
     ARGENTINA 5.1%
     Banco de Galicia y Buenos Aires SA de CV, B .......................           Banking                 128,883    $    640,639
     Banco Frances SA ..................................................           Banking                  60,460         477,701
 *   Capex SA, A ....................................................... Utilities Electrical & Gas         22,486         127,064
     Central Costanera SA, B ........................................... Utilities Electrical & Gas          8,360          18,980
 *   Molinos Rio de la Plata SA, B .....................................  Food & Household Products         85,684         210,812
     Perez Companc SA, B ...............................................       Energy Sources              629,970       3,225,898
     Quilmes Industrial SA, ADR, pfd. ..................................     Beverages & Tobacco           159,600       1,905,225
     Telecom Argentina Stet-France SA (Teco), B, ADR ...................     Telecommunications            168,387       5,767,255
     Telefonica De Argentina SA, B, ADR ................................     Telecommunications            156,430       4,829,776
     Transportadora de Gas del Sur SA, B, ADR, Reg S ................... Utilities Electrical & Gas         71,700         658,744
                                                                                                                      ------------
                                                                                                                        17,862,094
                                                                                                                      ------------
     AUSTRIA 1.6%
     Austria Tabak AG ..................................................     Beverages & Tobacco            22,870       1,105,165
     Bank Austria AG ...................................................           Banking                  42,000       2,367,865
     OMV AG ............................................................       Energy Sources               22,200       2,156,750
                                                                                                                      ------------
                                                                                                                         5,629,780
                                                                                                                      ------------
     BRAZIL 16.5%
     Aracruz Celulose SA, ADR ..........................................   Forest Products & Paper         177,300       4,654,125
     Banco Bradesco SA, pfd. ...........................................           Banking             104,980,889         823,459
 *   Banco Bradesco SA, pfd., rts., 2/09/00 ............................           Banking               6,816,838          27,056
     Banco do Brasil SA ................................................           Banking              32,398,000         150,647
     Brasmotor SA, pfd. ................................................       Multi-Industry            1,306,000         183,122
     Centrais Eletricas Brasileiras SA (Electrobras), B, pfd. .......... Utilities Electrical & Gas    249,454,000       5,951,546
     Cia Cervejaria Brahma, pfd. .......................................     Beverages & Tobacco           787,000         575,057
     Cia Energetica de Minas Gerais (Cemig), Br., pfd. ................. Utilities Electrical & Gas     81,221,000       1,820,897
     Cia Vale do Rio Doce, A, pfd. .....................................       Metals & Mining             199,700       5,527,263
     Copene-Petroquimica do Nordeste SA, A, pfd. .......................          Chemicals                903,000         298,917
     Duratex SA, pfd. ..................................................   Forest Products & Paper      11,645,000         364,208
     Embratel Participacoes SA, pfd. ...................................     Telecommunications         61,116,000       1,573,149
     Investimentos Itau SA, pfd. .......................................       Multi-Industry            4,615,000       4,777,221
     Investimentos Itau SA, pfd., new ..................................       Multi-Industry              212,359         211,595
 *   Mannesmann SA .....................................................   Machinery & Engineering       1,052,000          72,793
     Petroleo Brasileiro SA (Petrobras), pfd. ..........................       Energy Sources               85,000          21,644
     Tele Centro Sul Participacoes SA, pfd. ............................     Telecommunications        530,844,000       9,694,184
     Tele Norte Leste Participacoes SA, pfd. ...........................     Telecommunications        337,535,000       9,061,969
     Tele Sudeste Celular Participacoes SA, pfd. .......................     Telecommunications        400,626,000       2,960,618
     Telecomunicacoes de Sao Paulo SA, ADR, pfd. .......................     Telecommunications            290,700       7,103,981
     Telesp Celular Participacoes SA, pfd. .............................     Telecommunications         51,816,000         917,859
     Unibanco Uniao de Bancos Brasileiros SA, GDR ......................           Banking                  18,822         567,013
                                                                                                                      ------------
                                                                                                                        57,338,323
                                                                                                                      ------------
     CHILE 1.9%
     Cia de Telecomunicaciones de Chile SA, ADR ........................     Telecommunications            202,014       3,686,756
     Empresa Nacional de Electricidad SA, ADR ..........................  Electrical & Electronics         110,715       1,570,769
     Enersis SA, ADR ................................................... Utilities Electrical & Gas         48,753       1,145,696
     Madeco Manufacturera de Cobre SA, ADR .............................    Industrial Components            4,000          44,500
                                                                                                                      ------------
                                                                                                                         6,447,721
                                                                                                                      ------------
     CHINA .3%
     Beijing Datang Power Generation Co. Ltd., H .......................       Multi-Industry              169,000          27,828
     China Resources Enterprises Ltd. ..................................       Multi-Industry              160,000         256,255
 *   China Telecom HK Ltd. .............................................     Telecommunications            112,000         700,225
     Guangshen Railway Co. Ltd., H .....................................       Transportation            1,144,000         128,035
     Shandong Huaneng Power Development Co. Ltd., ADR .................. Utilities Electrical & Gas         22,500          97,031
                                                                                                                      ------------
                                                                                                                         1,209,374
                                                                                                                      ------------

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                                      SHARES/
                                                                              INDUSTRY               WARRANTS        VALUE
-------------------------------------------------------------------------------------------------------------------------------
     LONG TERM SECURITIES (CONT.)
     CZECH REPUBLIC 1.3%
 *   Cesky Telecom AS ..........................................        Telecommunications            107,740    $  1,739,246
 *   CEZ AS ....................................................    Utilities Electrical & Gas      1,149,475       2,841,182
     Tabak AS ..................................................       Beverages & Tobacco                260          52,443
                                                                                                                 ------------
                                                                                                                    4,632,871
                                                                                                                 ------------
     EGYPT .3%
     Commercial International Bank Ltd. ........................             Banking                   60,700         886,700
     Suez Cement Co. ........................................... Building Materials & Components       14,000         233,282
                                                                                                                 ------------
                                                                                                                    1,119,982
                                                                                                                 ------------
     HONG KONG 4.5%
     CDL Hotel International Ltd. ..............................        Leisure & Tourism               6,160           2,457
     Cheung Kong Holdings Ltd. .................................          Multi-Industry              268,000       3,404,515
     Cheung Kong Infrastructure Holdings Ltd. ..................          Multi-Industry              256,000         493,986
 *   China Overseas Land & Investment Ltd. .....................           Real Estate                441,000          63,539
     Citic Pacific Ltd. ........................................          Multi-Industry              407,000       1,531,453
     Cross Harbour Tunnel Co. Ltd. .............................          Transportation               18,000          12,851
     Dairy Farm International Holdings Ltd. ....................          Merchandising             1,522,233       1,370,010
     Hang Lung Development Co. Ltd. ............................           Real Estate                771,000         872,811
     Hong Kong & Shanghai Hotels Ltd. ..........................        Leisure & Tourism             858,000         568,431
     Hong Kong Land Holdings Ltd. ..............................           Real Estate                279,000         412,920
     HSBC Holdings PLC .........................................             Banking                   98,585       1,382,359
     Hutchison Whampoa Ltd. ....................................          Multi-Industry              184,000       2,674,728
     Jardine Matheson Holdings Ltd. ............................          Multi-Industry              411,604       1,621,720
     Jardine Strategic Holdings Ltd. ...........................          Multi-Industry               91,500         182,085
     New World Development Co. Ltd. ............................           Real Estate                407,322         916,979
     Shangri-La Asia Ltd. ......................................        Leisure & Tourism               6,222           7,124
                                                                                                                 ------------
                                                                                                                   15,517,968
                                                                                                                 ------------
     HUNGARY 2.7%
     Borsodchem RT .............................................            Chemicals                  52,469       2,147,308
     Egis RT ...................................................          Multi-Industry                6,048         239,146
 *   Fotex First Hungarian American Photo Service Co. ..........          Multi-Industry               45,385          16,510
     Gedeon Richter Ltd. .......................................      Health & Personal Care           30,210       1,985,331
     Mol Magyar Olay-Es Gazipari RT ............................          Energy Sources              108,560       2,253,618
     OTP Bank ..................................................             Banking                   16,510         965,858
     Tiszai Vegyi Kombinat RT ..................................            Chemicals                  86,612       1,650,731
                                                                                                                 ------------
                                                                                                                    9,258,502
                                                                                                                 ------------
     INDIA 1.1%
     Bajaj Auto Ltd. ...........................................           Automobiles                    150           1,134
     Grasim Industries Ltd. ....................................          Multi-Industry               19,377         181,743
     ICICI Ltd. ................................................        Financial Services                200             423
 *   ICICI Ltd., ADR ...........................................        Financial Services              4,400          61,050
 *   Mahanagar Telephone Nigam Ltd. ............................        Telecommunications            316,500       1,404,241
 *   NIIT Ltd. .................................................  Data Processing & Reproduction        2,890         220,274
     Reliance Industries Ltd. ..................................            Chemicals                 346,000       1,858,855
                                                                                                                 ------------
                                                                                                                    3,727,720
                                                                                                                 ------------

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                                    SHARES/
                                                                            INDUSTRY               WARRANTS        VALUE
-----------------------------------------------------------------------------------------------------------------------------
     LONG TERM SECURITIES (CONT.)
     INDONESIA 5.9%
 *   Asia Pulp & Paper Co. Ltd., ADR .........................     Forest Products & Paper           190,970   $  1,503,889
 *   Asia Pulp & Paper Co. Ltd., ADR, wts., 7/27/00 ..........     Forest Products & Paper            14,640         13,725
 *   PT Barito Pacific Timber TBK ............................     Forest Products & Paper         1,774,000        158,676
     PT Gudang Garamm ........................................       Beverages & Tobacco             496,500      1,335,843
 *   PT Indah Kiat Pulp & Paper Corp. ........................     Forest Products & Paper         4,296,750      1,691,029
 *   PT Indocement Tunggal Prakarsa .......................... Building Materials & Components     1,746,000        774,612
 *   PT Indofoods Sukses Makmurr .............................    Food & Household Products        1,661,685      2,080,822
     PT Indosat ..............................................        Telecommunications           1,137,000      2,538,419
 *   PT Semen Cibinong ....................................... Building Materials & Components     4,240,500        303,435
     PT Semen Gresik (Persero) ............................... Building Materials & Components     1,156,001      1,832,231
 *   PT Sinar Mas Agro Resources & Technology Corp. ..........    Food & Household Products          417,800        236,180
     PT Tambang Timah ........................................         Metals & Mining             1,109,500        774,070
     PT Telekomunikasi Indonesia (Persero), B ................        Telecommunications          12,442,140      7,077,997
 *   PT Tjiwi Kimia ..........................................     Forest Products & Paper           909,454        296,101
                                                                                                               ------------
                                                                                                                 20,617,029
                                                                                                               ------------
     ISRAEL .7%
     Bank Hapoalim BM ........................................        Financial Services              69,039        215,020
     Discount Investment Corp. ...............................        Financial Services                 800         40,628
 *   Formula Systems Ltd. ....................................  Data Processing & Reproduction        16,250        685,232
     Koor Industries Ltd. ....................................          Multi-Industry                 2,416        241,321
     Teva Pharmaceutical Industries Ltd., ADR ................      Health & Personal Care            15,050      1,078,897
                                                                                                               ------------
                                                                                                                  2,261,098
                                                                                                               ------------
     MALAYSIA .1%
     Resorts World Bhd. ......................................        Leisure & Tourism              129,000        370,026
                                                                                                               ------------
     MEXICO 9.8%
     Cemex SA ................................................ Building Materials & Components     2,213,997     12,384,363
 *   Cifra SA de CV, V .......................................          Merchandising                626,333      1,255,971
 *   DESC SA de CV DESC, B ...................................          Multi-Industry               509,000        419,018
     Fomento Economico Mexicano SA de CV Femsa, ADR ..........       Beverages & Tobacco              24,000      1,068,000
 *   Grupo Carso SA de CV ....................................          Multi-Industry               256,000      1,275,272
 *   Grupo Financiero Banamex Accival SA de CV ...............             Banking                 2,120,568      8,504,653
 *   Grupo Financiero Bancomer SA de CV ......................             Banking                 3,531,000      1,475,753
 *   Grupo Televisa SA de CV, CPO ............................    Broadcasting & Publishing           17,800        601,161
     Kimberly Clark de Mexico SA de CV, A ....................     Forest Products & Paper            26,040        101,687
     Panamerican Beverages Inc., A ...........................    Food & Household Products           10,400        213,850
     Telefonos de Mexico SA (Telmex), L, ADR .................        Telecommunications              54,500      6,131,250
     Tubos de Acero de Mexico SA (Tamasa) ....................     Machinery & Engineering               200          2,636
     Vitro SA de CV, A .......................................    Food & Household Products          282,000        532,749
                                                                                                               ------------
                                                                                                                 33,966,363
                                                                                                               ------------
     NEW ZEALAND
 *   Brierley Investments Ltd. ...............................          Multi-Industry               713,000        149,017
                                                                                                               ------------
     PAKISTAN .1%
     Pakistan Telecommunications Corp., A ....................        Telecommunications             886,500        371,264
                                                                                                               ------------
     PERU .4%
     Telefonica del Peru SA, B, ADR ..........................        Telecommunications             106,300      1,421,763
                                                                                                               ------------

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                                    SHARES/
                                                                          INDUSTRY                 WARRANTS          VALUE
-------------------------------------------------------------------------------------------------------------------------------
     LONG TERM SECURITIES (CONT.)
     PHILIPPINES 2.2%
 *   A Soriano Corp. ......................................           Multi-Industry               1,496,500     $     22,280
 *   Belle Corp. ..........................................             Real Estate               18,655,000          879,516
 *   Filinvest Development Corp. ..........................             Real Estate                2,356,000          152,000
     Philippine Long Distance Telephone Co., ADR ..........         Telecommunications                59,720        1,545,255
 *   Philippine National Bank .............................               Banking                  1,403,861        3,309,350
     RFM Corp. ............................................      Food & Household Products         1,251,715          130,452
     San Miguel Corp., B ..................................      Food & Household Products         1,214,200        1,717,355
                                                                                                                 ------------
                                                                                                                    7,756,208
                                                                                                                 ------------
     POLAND 1.6%
     Bank Rozwoju Eksportu SA .............................               Banking                     15,750          498,972
     Bank Slaski SA W Katowicach ..........................               Banking                     24,720        1,679,884
     Impexmetal SA ........................................           Metals & Mining                 93,892          458,674
     Prokom Software SA. ..................................   Data Processing & Reproduction           5,991          185,453
     Telekomunikacja Polska SA ............................         Telecommunications               335,000        2,195,526
     Warta SA .............................................              Insurance                    14,709          423,306
                                                                                                                 ------------
                                                                                                                    5,441,815
                                                                                                                 ------------
     RUSSIA 2.1%
     Aeroflot - Russia International Airlines .............           Transportation               1,654,800          239,532
     GAZ Auto Works .......................................             Automobiles                    1,270           44,450
     Irkutskenergo ........................................     Utilities Electrical & Gas           950,120           95,012
     Lukoil Holdings, ADR .................................           Energy Sources                  30,340        1,577,680
     Mosenergo, ADR .......................................     Utilities Electrical & Gas            38,930          171,292
 *   Mosenergo, GDR .......................................     Utilities Electrical & Gas            57,600          148,741
     Novorosissk Sea Shipping .............................           Transportation                  28,000            2,870
     Novorosissk Sea Shipping, pfd. .......................           Transportation                 224,000            8,960
 *   Red October ..........................................      Food & Household Products             3,000           14,325
 *   Rostelecom, ADR ......................................         Telecommunications               149,260        2,518,762
 *   Rostelecom, pfd. .....................................         Telecommunications               257,300          213,559
     Tsum Trade House .....................................            Merchandising                 131,500           22,355
     Unified Energy Systems ...............................     Utilities Electrical & Gas         3,400,000          408,000
     Unified Energy Systems, ADR ..........................     Utilities Electrical & Gas             9,900          111,524
     Unified Energy Systems, pfd. .........................     Utilities Electrical & Gas            38,000            1,900
 *   Vimpel Communications, ADR ...........................         Telecommunications                40,360        1,801,065
                                                                                                                 ------------
                                                                                                                    7,380,027
                                                                                                                 ------------
     SINGAPORE 6.6%
     City Developments Ltd. ...............................             Real Estate                  155,500          910,312
     Creative Technology Ltd. .............................      Electrical & Electronics              6,900          125,116
     Cycle & Carriage Ltd. ................................             Automobiles                   66,000          204,083
     DBS Group Holdings Ltd. ..............................               Banking                     67,630        1,108,555
     First Capital Corp. Ltd. .............................             Real Estate                  544,000          725,116
     Fraser and Neave Ltd. ................................         Beverages & Tobacco              618,000        2,282,017
 *   Golden Agri-Resources Ltd. ...........................    Misc Materials & Commodities        2,004,000          782,107
     Jurong Shipyard Ltd. .................................       Machinery & Engineering            193,000          967,607
     Keppel Corp., Ltd. ...................................           Transportation                 995,000        2,604,743
     MCL Land Ltd. ........................................             Real Estate                  436,000          403,146
     Natsteel Ltd. ........................................           Metals & Mining              1,254,000        2,499,718
     Overseas Chinese Banking Corp. Ltd. ..................               Banking                    240,450        2,208,877
     Overseas Union Enterprise Ltd. .......................          Leisure & Tourism               106,400          357,754
     Sembcorp Industries Ltd. .............................           Multi-Industry               1,136,925        1,549,577
     Singapore Telecommunications Ltd. ....................         Telecommunications               360,000          743,560
     United Industrial Corporation Ltd. ...................           Multi-Industry               1,604,000          905,290
     United Overseas Bank Ltd. ............................               Banking                    491,040        4,334,007
     United Overseas Land Ltd. ............................             Real Estate                   99,000           92,729
                                                                                                                 ------------
                                                                                                                   22,804,314
                                                                                                                 ------------

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                                   SHARES/
                                                                         INDUSTRY                 WARRANTS        VALUE
----------------------------------------------------------------------------------------------------------------------------
     LONG TERM SECURITIES (CONT.)
     SLOVAK REPUBLIC .1%
     Nafta Gbely AS .....................................      Utilities Electrical & Gas            6,695    $     57,505
 *   Slovnaft AS ........................................              Chemicals                    11,000         156,600
 *   Vychodoslovenske Zeleziarne AS .....................           Metals & Mining                 22,857          78,096
                                                                                                              ------------
                                                                                                                   292,201
                                                                                                              ------------
     SOUTH AFRICA 14.0%
     AECI Ltd. ..........................................              Chemicals                    90,300         184,121
     Anglo American Platinum Corp. Ltd. .................           Metals & Mining                 12,240         371,873
     Anglo American PLC .................................           Metals & Mining                132,878       8,570,685
     Barlow Ltd. ........................................            Multi-Industry                548,000       3,944,175
     BOE Ltd. ...........................................          Financial Services            1,578,000       1,538,262
     CG Smith Ltd. ......................................            Multi-Industry                811,100       3,261,531
     Comparex Holdings Ltd. .............................    Data Processing & Reproduction         74,000         518,180
     De Beers/Centenary AG Linked Units .................     Misc Materials & Commodities          61,900       1,800,179
     Del Monte Royal Foods Ltd. .........................      Food & Household Products         1,396,300       1,111,595
     Edgars Consolidated Stores Ltd. ....................          Textiles & Apparel               16,563         211,511
     Fedsure Holdings Ltd. ..............................              Insurance                     9,000          73,111
     Firstrand Ltd. .....................................              Insurance                 1,169,000       1,671,357
     Iscor Ltd. .........................................           Metals & Mining                759,989       2,876,969
     Johnnies Industrial Corporation Ltd. ...............            Multi-Industry                104,300       1,220,081
     Kersaf Investments Ltd. ............................          Leisure & Tourism               266,867       1,062,267
     Liberty Life Association of Africa Ltd. ............              Insurance                   284,392       3,280,558
     Palabora Mining Co. Ltd. ...........................           Metals & Mining                 22,900         166,495
     Rembrandt Group Ltd. ...............................            Multi-Industry                191,600       1,824,169
     Sappi Ltd. .........................................       Forest Products & Paper            184,573       1,823,239
     Sasol Ltd. .........................................            Energy Sources                585,600       4,861,764
     South African Breweries PLC ........................         Beverages & Tobacco              542,380       5,516,326
     Standard Bank Investment Corp. Ltd. ................          Financial Services              199,645         828,748
     Tongaat-Hulett Group Ltd. ..........................            Multi-Industry                211,952       1,790,659
                                                                                                              ------------
                                                                                                                48,507,855
                                                                                                              ------------
     SOUTH KOREA 5.4%
     Hana Bank ..........................................               Banking                    434,544       3,386,803
     Korea Electric Power Corp. .........................      Utilities Electrical & Gas          187,770       5,820,787
     LG Electronics Inc. ................................       Electrical & Electronics             7,826         323,930
     Samsung Electronics Co. Ltd. .......................       Electrical & Electronics            25,295       5,925,557
 *   Samsung Heavy Industries Co. Ltd. ..................       Machinery & Engineering            309,215       1,495,016
     Samsung SDI Co. Ltd. ...............................       Electrical & Electronics            42,937       1,784,789
                                                                                                              ------------
                                                                                                                18,736,882
                                                                                                              ------------
     TAIWAN .6%
     China Steel Corp. ..................................           Metals & Mining                450,000         332,643
     Mitac International Corp. ..........................    Data Processing & Reproduction        294,000         450,578
 *   Silicon Integrated Systems Co. Ltd. ................       Electrical & Electronics            22,000          74,303
 *   Siliconware Precision Industries Co. Ltd. .......... Electronic Components & Instruments      328,000         836,068
 *   Sunplus Technology Company Ltd. ....................       Electrical & Electronics            20,000          95,587
     UNI-President Enterprises Corp. ....................      Food & Household Products           519,000         410,107
                                                                                                              ------------
                                                                                                                 2,199,286
                                                                                                              ------------

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                                      SHARES/
                                                                              INDUSTRY                WARRANTS         VALUE
-------------------------------------------------------------------------------------------------------------------------------
     LONG TERM SECURITIES (CONT.)
     THAILAND 6.3%
     Advanced Info Service Public Co. Ltd., fgn. ...............        Telecommunications               29,000    $    488,356
     Ayudhya Insurance Public Co. Ltd., fgn. ...................            Insurance                     1,500           3,957
 *   Bangkok Bank Public Co. Ltd. ..............................             Banking                    423,687         688,647
 *   Bangkok Bank Public Co. Ltd., fgn. ........................             Banking                     18,900          47,842
 *   Bangkok Insurance Public Co. Ltd. .........................            Insurance                    22,000          72,689
     BEC World Public Co Ltd., fgn. ............................        Telecommunications               81,000         574,101
 *   Charoen Pokphand Feedmill Public Co. Ltd., fgn. ...........    Food & Household Products           587,080       1,720,725
 *   Hana Microelectronics Co. Ltd., fgn. ......................     Electrical & Electronics            78,900         382,622
     Italian-Thai Development Public Co. Ltd., fgn. ............      Construction & Housing             50,300          56,291
 *   Jasmine International Public Co. Ltd., fgn. ...............        Telecommunications              675,700         468,111
 *   Land and House Public Co. Ltd., fgn. ......................           Real Estate                  484,933         461,933
 *   PTT Exploration & Production Public Co. Ltd., fgn. ........          Energy Sources                 25,600         158,252
     Saha Pathanapibul Public Co. Ltd., fgn. ...................    Food & Household Products           153,800         177,241
     Saha Union Public Co. Ltd., fgn. ..........................          Multi-Industry                391,394         130,360
 *   Serm Suk Public Co. Ltd. ..................................    Food & Household Products            31,100         112,699
     Serm Suk Public Co. Ltd., fgn. ............................    Food & Household Products             4,900          24,742
 *   Shin Corporations Public Company Ltd., fgn. ...............     Electrical & Electronics           236,000       2,238,636
 *   Siam Cement Public Co. Ltd. ............................... Building Materials & Components         19,850         391,394
     Siam Cement Public Co. Ltd., fgn. ......................... Building Materials & Components        101,650       3,391,042
 *   Siam Commercial Bank, 144A, 5.25%, cvt. pfd., fgn. ........             Banking                  1,388,000       1,701,252
 *   Siam Commercial Bank, fgn., wts., 6/22/04 .................             Banking                    162,926          67,289
     Siam Makro Public Company Ltd., fgn. ......................          Merchandising                 298,000         420,837
 *   Telecomasia Corp. Public Co. Ltd., fgn. ...................        Telecommunications              442,300         577,477
 *   Thai Airways International Public Co. Ltd., fgn. ..........          Transportation                402,000         610,552
 *   Thai Farmers Bank Public Co. Ltd. .........................             Banking                  1,893,016       2,168,923
 *   Thai Farmers Bank Public Co. Ltd., fgn. ...................             Banking                  1,122,050       1,883,537
 *   Thai Telephone & Telecommunication Public Co. Ltd.,fgn. ...        Telecommunications               23,500           9,236
     Thai Wacoal Public Co. Ltd., fgn. .........................        Textiles & Apparel               23,700          53,046
 *   Total Access Communication Public Co. Ltd. ................        Telecommunications              607,200       2,392,368
 *   United Communications Industries, fgn. ....................        Telecommunications              281,500         281,275
                                                                                                                   ------------
                                                                                                                     21,755,432
                                                                                                                   ------------
     TURKEY 3.4%
     Akbank ....................................................             Banking                229,529,552       6,770,783
     Arcelik AS, Br. ........................................... Appliances & Household Durables     20,972,200       1,372,627
 *   Dogan Sirketler Grubu Holding AS ..........................          Multi-Industry             64,405,000       1,899,853
 *   Ford Otomotiv Sanayi AS ...................................           Automobiles                1,490,000          65,929
     Haci Omer Sabanci Holding AS ..............................          Multi-Industry             12,396,000         719,900
     Koc Holding AS ............................................          Multi-Industry              4,650,000         857,301
 *   Yapi Ve Kredi Bankasi AS ..................................             Banking                  1,820,000          56,204
                                                                                                                   ------------
                                                                                                                     11,742,597
                                                                                                                   ------------
     VENEZUELA 1.9%
     Compania Anonima Nacional Telefonos de Venezuela, ADR .....        Telecommunications              128,600       3,166,775
     Electricidad de Caracas Saica Saca, ADR ...................    Utilities Electrical & Gas          201,871       3,189,484
     Mavesa SA, ADR ............................................    Food & Household Products            48,100         147,306
                                                                                                                   ------------
                                                                                                                      6,503,565
                                                                                                                   ------------
     TOTAL LONG TERM SECURITIES (COST $270,196,332).............                                                    335,021,077
                                                                                                                   ------------

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                        PRINCIPAL
                                                                        AMOUNT**           VALUE
-----------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS (COST $11,738,728) 3.4%
U.S. Treasury Bills, 4.990% to 5.405%, with maturities to 3/30/00    $11,800,000         11,743,725
                                                                                         ----------
TOTAL INVESTMENTS (COST $281,935,060) 99.9%.......................                      346,764,802
OTHER ASSETS, LESS LIABILITIES .1% ...............................                          493,804
                                                                                        -----------
TOTAL NET ASSETS 100.0% ..........................................                     $347,258,606
                                                                                       ============

*NON-INCOME PRODUCING.
**SECURITIES DENOMINATED IN U.S. DOLLARS.

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON DEVELOPING MARKETS FUND

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

Assets:
 Investments in securities, at value (cost $281,935,060)............................    $ 346,764,802
 Receivables:
  Investment securities sold .......................................................        1,261,321
  Fund shares sold .................................................................           23,232
  Dividends and interest ...........................................................          671,146
                                                                                        -------------
   Total assets ....................................................................      348,720,501
                                                                                        -------------
Liabilities:
 Payables:
  Investment securities purchased ..................................................          185,978
  Fund shares redeemed .............................................................           82,694
  To affiliates ....................................................................          388,417
 Funds advanced by custodian .......................................................          576,057
 Accrued expenses ..................................................................          228,749
                                                                                        -------------
   Total liabilities ...............................................................        1,461,895
                                                                                        -------------
Net assets, at value ...............................................................    $ 347,258,606
                                                                                        =============
Net assets consist of:
 Undistributed net investment income ...............................................    $   1,649,089
 Net unrealized appreciation .......................................................       64,829,742
 Accumulated net realized loss .....................................................      (72,122,123)
 Beneficial shares .................................................................      352,901,898
                                                                                        -------------
Net assets, at value ...............................................................    $ 347,258,606
                                                                                        =============
CLASS 1:
 Net asset value per share ($297,604,586 /divided by/ 38,298,961 shares outstanding)    $       $7.77
                                                                                        =============
CLASS 2:
 Net asset value per share ($49,654,020 /divided by/ 6,416,075 shares outstanding)..    $        7.74
                                                                                        =============

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

Investment Income:
 (net of foreign taxes of $576,126)...........................
 Dividends ...................................................    $   5,801,893
 Interest ....................................................          291,952
                                                                  -------------
   Total investment income ...................................                       $   6,093,845
Expenses:
 Management fees (Note 3) ....................................        3,292,465
 Administrative fees (Note 3) ................................          254,273
 Distribution fees - Class 2 (Note 3) ........................           76,418
 Custodian fees ..............................................          331,100
 Reports to shareholders .....................................           23,800
 Professional fees ...........................................           49,100
 Trustees' fees and expenses .................................            2,600
 Other .......................................................            5,266
                                                                  -------------
   Total expenses ............................................                           4,035,022
                                                                                     -------------
     Net investment income ...................................                           2,058,823
                                                                                     -------------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments (net of foreign taxes of $280,564)..............      (41,624,843)
  Foreign currency transactions ..............................         (302,440)
                                                                  -------------
   Net realized loss .........................................                         (41,927,283)
   Net unrealized appreciation on investments ................                         153,871,630
                                                                                     -------------
Net realized and unrealized gain .............................                         111,944,347
                                                                                     -------------
Net increase in net assets resulting from operations .........                       $ 114,003,170
                                                                                     =============

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                                                     1999               1998
                                                                               -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................................................    $   2,058,823      $   2,988,307
  Net realized loss from investments and foreign currency transactions .....      (41,927,283)       (24,805,823)
  Net unrealized appreciation (depreciation) on investments ................      153,871,630        (20,073,422)
                                                                                --------------------------------
    Net increase (decrease) in net assets resulting from operations ........      114,003,170        (41,890,938)
 Distributions to shareholders from:
  Net investment income:
   Class 1 .................................................................       (2,683,606)        (2,577,815)
   Class 2 .................................................................         (248,619)          (175,034)
  Net realized gains:
   Class 1 .................................................................               --         (1,492,419)
   Class 2 .................................................................               --           (107,443)
 Fund share transactions (Note 2):
   Class 1 .................................................................       18,804,002         60,604,424
   Class 2 .................................................................       19,412,917         10,581,714
                                                                                --------------------------------
    Net increase in net assets .............................................      149,287,864         24,942,489
Net assets:
 Beginning of year .........................................................      197,970,742        173,028,253
                                                                                --------------------------------
 End of year ...............................................................    $ 347,258,606      $ 197,970,742
                                                                                ================================
Undistributed net investment income included in net assets:
 End of year ...............................................................    $   1,649,089      $   2,509,738
                                                                                ================================

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Developing Markets Fund (the Fund) is a separate, diversified series of Templeton Variable Products Series Fund (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers in countries having developing markets. The following summarizes the Fund's significant accounting policies.

A.  SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Certain countries in which the Fund invests have imposed restrictions on the repatriation of their currencies. Other countries have previously instituted currency exchange controls in the past during periods of serious imbalance in their balance of payments or upon the occurrence of other destabilizing events. Exchange control regulations may restrict the Fund's ability to convert investment income, capital, or the proceeds of securities into U.S. dollars. As of December 31, 1999, the Fund has investments with a value of approximately $1 million in countries with restrictions on the repatriation of their currencies or formal exchange controls currently in place.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
Notes to Financial Statements (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

D. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. BENEFICIAL SHARES

The Fund offers two classes of shares: Class 1 and Class 2 shares. The shares differ by their distribution fees, voting rights on matters affecting a single class, and the exchange privilege of each class.

At December 31, 1999, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                    YEAR ENDED DECEMBER 31,
                                                ---------------------------------------------------------------
                                                              1999                            1998
                                                ---------------------------------------------------------------
                                                     SHARES          AMOUNT           SHARES         AMOUNT
CLASS 1 SHARES:                                 ---------------------------------------------------------------
Shares sold ...................................     5,134,763    $  32,419,782      11,021,993    $ 62,483,672
Shares issued on reinvestment of distributions        562,601        2,683,606         591,604       4,070,234
Shares redeemed ...............................    (2,600,039)     (16,299,386)     (1,052,335)     (5,949,482)
                                                   -----------------------------------------------------------
Net increase ..................................     3,097,325    $  18,804,002      10,561,262    $ 60,604,424
                                                   ===========================================================

                                                                     YEAR ENDED DECEMBER 31,
                                                -----------------------------------------------------------------
                                                              1999                             1998
                                                -----------------------------------------------------------------
                                                     SHARES          AMOUNT           SHARES          AMOUNT
CLASS 2 SHARES:                                 -----------------------------------------------------------------
Shares sold ...................................     9,564,512    $  65,272,741       4,365,526    $  23,618,013
Shares issued on reinvestment of distributions         52,231          248,619          41,058          282,477
Shares redeemed ...............................    (6,579,693)     (46,108,443)     (2,472,343)     (13,318,776)
                                                   ------------------------------------------------------------
Net increase ..................................     3,037,050    $  19,412,917       1,934,241    $  10,581,714
                                                   ============================================================

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Trust are also officers or directors of Templeton Asset Management Ltd. (TAML), Franklin Templeton Services, Inc. (FT Services), and Franklin/Templeton Distributors, Inc. (Distributors), the Fund's investment manager, administrative manager, and principal underwriter, respectively.

The Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the Fund. The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED
FEE RATE    AVERAGE DAILY NET ASSETS
----------------------------------------------------------------
   0.15%    First $200 million
  0.135%    Over $200 million, up to and including $700 million
   0.10%    Over $700 million, up to and including $1.2 billion
  0.075%    Over $1.2 billion

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
Notes to Financial Statements (CONTINUED)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

The Fund reimburses Distributors up to 0.25% per year of its average daily net assets of Class 2 shares, for costs incurred in marketing the Fund's Class 2 shares.

4. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

At December 31, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes of $286,689,349 was as follows:

  Unrealized appreciation .............  $  81,973,739
  Unrealized depreciation .............    (21,898,286)
                                         -------------
  Net unrealized appreciation .........  $  60,075,453
                                         =============

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies, wash sales, and losses realized subsequent to October 31 on sales of securities and foreign currencies.

At December 31, 1999, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:

  2006 .........  $22,575,577
  2007 .........   41,793,231
                  -----------
                  $64,368,808
                  ===========

At December 31, 1999, the Fund had deferred capital and currency losses occurring subsequent to October 31, 1999 of $3,500,000. For tax purposes, such losses will be reflected in the year ending December 31, 2000.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1999 aggregated $182,868,345 and $153,443,658, respectively.

6. CREDIT FACILITY

Certain Franklin Templeton Funds, including Templeton Developing Markets Fund, are participants in a $750 million senior unsecured credit agreement for temporary borrowing purposes. The termination date of the agreement is March 1, 2000. Interest is calculated on the Fund's borrowings at market rates. At December 31, 1999, the Fund had not utilized this credit facility.

7. SUBSEQUENT EVENT

On February 8, 2000, shareholders approved a proposal to merge the Fund into Franklin Templeton Variable Insurance Products Trust Templeton Developing Markets Equity Fund.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND
INDEPENDENT AUDITOR'S REPORT

To the Board of Trustees and Shareholders of Templeton Variable Products Series Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Developing Markets Fund, series of Templeton Variable Products Series Fund at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The financial statements for the year ended December 31, 1998, including the financial highlights for each of the periods prior to December 31, 1999 were audited by other independent accountants whose report dated January 28, 1999 expressed an unqualified opinion on those financial statements.

/s/PRICEWATERHOUSECOOPERS LLP

Ft. Lauderdale, Florida
January 28, 2000 except for Note 7, as to which the date is February 8, 2000

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND

CHANGE IN INDEPENDENT AUDITOR

On August 13, 1999, McGladrey & Pullen, LLP (McGladrey) resigned as independent auditors of the Fund. McGladrey resigned pursuant to their agreement to sell their investment company practice to PricewaterhouseCoopers LLP (PwC). The McGladrey partners and professionals previously serving the Fund, have joined PwC and performed the December 31, 1999 audit.

None of the reports of McGladrey on the financial statements of the Fund, including those of the past two fiscal years have ever contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the period McGladrey served the Fund, including the two most recent fiscal years and subsequent interim period, there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of disagreement in connection with its report.

On October 21, 1999, the Fund, with the approval of its Board of Trustees and its Audit Committee, engaged PwC as its independent auditors.

                                              TEMPLETON INTERNATIONAL FUND

--------------------------------------------------------------------------------
INVESTMENT GOAL AND PRINCIPAL INVESTMENTS: TEMPLETON INTERNATIONAL FUND SEEKS LONG-TERM CAPITAL GROWTH. THE FUND INVESTS PRIMARILY IN THE EQUITY SECURITIES
OF COMPANIES LOCATED OUTSIDE THE UNITED STATES, INCLUDING EMERGING MARKETS.
--------------------------------------------------------------------------------
During the year under review, global investors had to contend with the uncertainties related to introduction of the euro, currency devaluation in Brazil, and Y2K fears. On the plus side, many Asian economies improved markedly, inflation appeared to be under control, and the Internet was revolutionizing many global economies. As we exited the year, unbridled optimism appeared to reign, as money flowed into most equity markets. However, this money pushed growth sectors such as telecommunications and technology to unprecedented levels, while bypassing (except for a brief second quarter flurry) value investors like us.


[This chart shows in pie format the geographic distribution of the Templeton International Fund, based on total net assets as of 12/31/99.]

Europe                                              53.0%
Asia                                                18.6%
Latin America                                       11.2%
Australia                                            5.7%
North America                                        3.9%
Middle East & Africa                                 2.5%
Short-Term Investments & Other Net Assets            5.1%



EUROPE

The introduction of the euro on January 1, 1999, proved disappointing, apparently due to investor concerns that European governments might interfere in the free market by bailing out struggling companies there. The euro's weakness benefited the operations of export-oriented companies, and the Fund's performance was helped by its holdings in European oil, metals, and paper companies. If economic indicators pick up across the continent, such cyclical shares could continue to perform well in the first half of 2000. The most significant hurdle for value investors during the year was "Internet fever" and the willingness of investors to pay increasingly higher prices for shares of telecommunications and technology companies. Fund holdings included such companies at the beginning of the reporting period, but we sold many of them in early 1999, missing out on much of the technology rally during the latter part of the year. On December 31, 1999, the Fund's European exposure was 53.0%, compared with 58.6% 12 months earlier.

[This  chart  lists  the  top  10  countries   represented   in  the   Templeton
International Fund, based on total net assets as of 12/31/99.]

TOP 10 COUNTRIES
Templeton International Fund
12/31/99

                      % OF TOTAL
 COUNTRY              NET ASSETS
------------------- ------------
   United Kingdom         14.7%
   Japan                  10.5%
   France                  8.5%
   Netherlands             7.0%
   Australia               5.7%
   Hong Kong               5.1%
   Brazil                  4.9%
   Finland                 4.1%
   Germany                 4.1%
   Switzerland             3.3%

ASIA

In Asia, many equity markets turned in strong performances, as the region continued to rebound from 1997-98 economic crises. Helped by robust exports to developed countries, many Asian firms appeared to successfully restructure operations and improve their balance sheets. During the period, we initiated positions in a handful of Japanese companies which, combined with share price appreciation in many of our other Asian holdings, increased our weighting in Asia from 12.5% to 18.6%.

LATIN AMERICA

Although most Latin American stock markets were extremely volatile during 1999, the key markets of Mexico and Brazil turned in relatively strong performances. Aided by its proximity to the booming U.S. economy, Mexico was the best-performing market in the region. After months of currency-induced turmoil, Brazilian interest rates stabilized, and its stock market recovered during the latter part of the year. Driven by increasing market value, our holdings in Latin America increased from 9.2% to 11.2% during 1999.

FUND SPECIFICS

During the reporting period, performance of the Templeton International Fund was similar to that of the Morgan Stanley Capital International/R/ Europe, Australasia, Far East Index. Strong showings by our technology and telecommunication stocks (Koninklijke Philips Electronics NV, Sony Corp., Hutchison Whampoa Ltd., British Telecommunications PLC, and Alcatel SA) and emerging market holdings (Telefonos de Mexico SA (Telmex), L, ADR, Pohang Iron and Steel Co. Ltd., and Anglo American Platinum Corp. Ltd.) were offset by poor performance in our interest rate sensitive holdings (Scor SA, XL Capital Ltd., A, Zurich Allied AG, Thames Water Group PLC, and Ace Ltd.). However, we believe that concerns about potentially rising interest rates were overstated and that some sectors, notably insurance, offer attractive value.

Attempting to take advantage of what we believed were unsustainably high valuations during the period, we took profits in several positions -- most notably British Telecommunications PLC, BG PLC, Cable and Wireless Optus Ltd., Hutchison Whampoa Ltd., and Koninklijke Philips Electronic NV. We used the proceeds from such sales to purchase a number of stocks, including Hitachi Ltd., Nippon Telegraph & Telephone Corp., Nintendo Co. Ltd., Nomura Securities Co. Ltd., Australia and New Zealand Banking Group Ltd., Portugal Telecom SA, CLP Holdings Ltd., Akzo Nobel NV, Repsol SA, Br., and BASF AG.

LOOKING FORWARD

Despite concerns about short-term valuations, we are optimistic about long-term prospects for international equity markets. Although we acknowledge the tremendous growth offered by the Internet, we believe many "old economy" shares are undervalued, and we intend to maintain the Fund's diversification, reduce its volatility, and position it for strong long-term performance by continuing to purchase out-of-favor securities trading at low valuations.

It is important to remember that investments in foreign securities involve special risks including change in currency values, market price swings, and economic, social, and political developments in the countries where the portfolios are invested. Developing markets involve similar but heightened risks related to their smaller size and lesser liquidity. Small-company securities may have greater price swings than mid- or large-company securities. These risks are discussed in the prospectus.

We thank you for investing in Templeton International Fund and welcome your comments or suggestions.

Sincerely,

/s/PETER A. NORI

Peter A. Nori
Portfolio Manager
Templeton International Fund

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 1999, the end of the reporting period. However, they are not necessarily complete analyses of every aspect of any industry, security or investment. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.



[This chart lists the top 10 equity holdings, including industry and country, of the Templeton International Fund, based on total net assets as of 12/31/99.]


TOP 10 EQUITY HOLDINGS
Templeton International Fund
12/31/99

  COMPANY,                       % OF TOTAL
  INDUSTRY, COUNTRY              NET ASSETS
------------------------------ ------------
   Sony Corp.,
   APPLIANCES & HOUSEHOLD
   DURABLES, JAPAN                    3.8%

   Alcatel SA,
   ELECTRICAL & ELECTRONICS,
   FRANCE                             2.7%

   Koninklijke Philips
   Electronics NV,
   ELECTRICAL & ELECTRONICS,
   NETHERLANDS                        2.5%

   Nomura Securities
   Co. Ltd.,
   FINANCIAL SERVICES, JAPAN          1.9%

   Telefonos de Mexico SA
   (Telmex), L, ADR,
   TELECOMMUNICATIONS,
   MEXICO                             1.9%

   Nippon Telegraph &
   Telephone Corp.,
   TELECOMMUNICATIONS,
   JAPAN                              1.8%

   Total Fina SA, B,
   ENERGY SOURCES, FRANCE             1.8%

   Telecomunicacoes
   Brasileiras SA (Telebras),
   ADR, pfd.,
   TELECOMMUNICATIONS,
   BRAZIL                             1.7%

   Merita AS,
   BANKING, FINLAND                   1.7%

   Cheung Kong
   Holdings Ltd.,
   MULTI-INDUSTRY, HONG
   KONG                               1.7%

For a complete list of portfolio holdings, please see the Fund's Statement of Investments.

TEMPLETON
INTERNATIONAL FUND
-- CLASS 2

   EXPENSES: Performance reflects the Fund's Class 2 operating expenses, but does NOT include any Contract fees, expenses or sales charges. If they had been included, performance would be lower. These Contract charges and deductions, particularly for variable life policies, can have a significant effect on Contract values and insurance benefits. See the Contract prospectus for a complete description of these expenses, including sales charges.

PERFORMANCE SUMMARY AS OF 12/31/99

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT (5/1/92 -- 12/31/99)

The graph below compares the performance of Templeton International Fund -- Class 2 and the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI/R/ EAFE/R/) Index, as well as the Consumer Price Index (CPI). The Fund's total return represents the change in value of an investment over the period shown and assumes reinvestment of dividends and capital gains at net asset value. The MSCI EAFE Index includes approximately 1,000 companies representing the stock markets of 21 countries, and includes reinvested dividends. The CPI is a commonly used measure of inflation. The Fund's performance differs from an index's because an index is not managed, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio. The indexes' sources are MSCI and Standard & Poor's/R/ Micropal (U.S. Bureau of Labor Statistics).

[The following  line graph compares  the   performance  of  the  Templeton
International Fund - Class 2 to that of the Morgan Stanley Capital International Europe, Australasia, Far East Index and the Consumer Price Index, based on a $10,000 investment from 5/1/92 - 12/31/99.


                         TEMPLETON
                       INTERNATIONAL              MSCI
                      FUND - CLASS 2          EAFE INDEX               CPI
                   ---------------------------------------------------------------
        05/01/1992           $10,000            $10,000                   $10,000
        05/31/1992            $9,960            $10,650                   $10,014
        06/30/1992            $9,720            $10,148                   $10,050
        07/31/1992            $9,570             $9,891                   $10,071
        08/31/1992            $9,470            $10,515                   $10,099
        09/30/1992            $9,270            $10,311                   $10,128
        10/31/1992            $9,170             $9,773                   $10,163
        11/30/1992            $9,250             $9,868                   $10,177
        12/31/1992            $9,390             $9,922                   $10,170
        01/31/1993            $9,440             $9,924                   $10,220
        02/28/1993            $9,740            $10,227                   $10,256
        03/31/1993           $10,040            $11,121                   $10,292
        04/30/1993           $10,370            $12,179                   $10,320
        05/31/1993           $10,640            $12,440                   $10,335
        06/30/1993           $10,580            $12,249                   $10,349
        07/31/1993           $10,770            $12,680                   $10,349
        08/31/1993           $11,610            $13,367                   $10,378
        09/30/1993           $11,570            $13,069                   $10,400
        10/31/1993           $12,460            $13,475                   $10,443
        11/30/1993           $12,510            $12,300                   $10,450
        12/31/1993           $13,830            $13,191                   $10,450
        01/31/1994           $14,610            $14,309                   $10,478
        02/28/1994           $14,040            $14,273                   $10,514
        03/31/1994           $13,328            $13,661                   $10,550
        04/30/1994           $13,461            $14,243                   $10,565
        05/31/1994           $13,543            $14,165                   $10,572
        06/30/1994           $13,113            $14,368                   $10,608
        07/31/1994           $13,880            $14,510                   $10,636
        08/31/1994           $14,402            $14,856                   $10,679
        09/30/1994           $14,105            $14,391                   $10,708
        10/31/1994           $14,290            $14,874                   $10,715
        11/30/1994           $13,666            $14,163                   $10,729
        12/31/1994           $13,522            $14,254                   $10,729
        01/31/1995           $13,164            $13,710                   $10,772
        02/28/1995           $13,338            $13,675                   $10,815
        03/31/1995           $13,338            $14,531                   $10,851
        04/30/1995           $13,990            $15,082                   $10,887
        05/31/1995           $14,425            $14,906                   $10,909
        06/30/1995           $14,611            $14,648                   $10,930
        07/31/1995           $15,335            $15,564                   $10,930
        08/31/1995           $14,953            $14,974                   $10,959
        09/30/1995           $15,335            $15,270                   $10,981
        10/31/1995           $14,963            $14,864                   $11,017
        11/30/1995           $15,232            $15,281                   $11,009
        12/31/1995           $15,656            $15,901                   $11,002
        01/31/1996           $16,122            $15,970                   $11,066
        02/29/1996           $16,349            $16,028                   $11,102
        03/31/1996           $16,391            $16,372                   $11,160
        04/30/1996           $16,993            $16,853                   $11,203
        05/31/1996           $17,225            $16,547                   $11,224
        06/30/1996           $17,362            $16,644                   $11,231
        07/31/1996           $16,740            $16,161                   $11,252
        08/31/1996           $17,331            $16,201                   $11,274
        09/30/1996           $17,668            $16,635                   $11,310
        10/31/1996           $18,017            $16,469                   $11,346
        11/30/1996           $18,967            $17,129                   $11,368
        12/31/1996           $19,421            $16,912                   $11,368
        01/31/1997           $19,684            $16,325                   $11,404
        02/28/1997           $19,926            $16,595                   $11,439
        03/31/1997           $20,080            $16,659                   $11,468
        04/30/1997           $20,080            $16,752                   $11,482
        05/31/1997           $20,957            $17,846                   $11,475
        06/30/1997           $22,207            $18,835                   $11,489
        07/31/1997           $23,161            $19,143                   $11,502
        08/31/1997           $22,054            $17,717                   $11,524
        09/30/1997           $23,863            $18,714                   $11,553
        10/31/1997           $21,955            $17,280                   $11,582
        11/30/1997           $21,845            $17,107                   $11,575
        12/31/1997           $22,087            $17,261                   $11,561
        01/31/1998           $22,240            $18,054                   $11,583
        02/28/1998           $23,929            $19,216                   $11,605
        03/31/1998           $25,540            $19,813                   $11,627
        04/30/1998           $25,879            $19,974                   $11,648
        05/31/1998           $25,540            $19,882                   $11,669
        06/30/1998           $25,237            $20,036                   $11,683
        07/31/1998           $25,459            $20,244                   $11,697
        08/31/1998           $21,835            $17,740                   $11,711
        09/30/1998           $21,052            $17,201                   $11,725
        10/31/1998           $22,723            $18,999                   $11,753
        11/30/1998           $24,021            $19,977                   $11,753
        12/31/1998           $24,091            $20,770                   $11,746
        01/31/1999           $23,799            $20,714                   $11,774
        02/28/1999           $23,121            $20,224                   $11,789
        03/31/1999           $24,282            $21,074                   $11,824
        04/30/1999           $26,281            $21,932                   $11,910
        05/31/1999           $25,261            $20,808                   $11,910
        06/30/1999           $26,522            $21,624                   $11,910
        07/31/1999           $26,670            $22,272                   $11,946
        08/31/1999           $26,643            $22,357                   $11,975
        09/30/1999           $26,160            $22,588                   $12,032
        10/31/1999           $26,267            $23,439                   $12,054
        11/30/1999           $27,287            $24,258                   $12,061
        12/31/1999           $29,688            $26,440                   $12,061




The historical performance figures shown pertain only to the Fund's Class 2 shares.

*Standardized fund performance for Class 2 shares reflects a "blended" figure, combining: (a) for periods prior to Class 2's inception on May 1, 1997, historical results of Class 1 shares; and (b) for periods after May 1, 1997, Class 2's results reflecting an additional 12b-1 fee expense, which also affects all future performance.

              Past performance does not guarantee future results.

PERFORMANCE

Total return represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



Templeton International Fund -- Class 2
Periods ended 12/31/99
                                                                             SINCE
                                                                           INCEPTION
                                               1-YEAR*        5-YEAR*      (5/1/92)*
---------------------------------------------------------------------------------------
 Cumulative Total Return                        23.23%      119.55%         196.88%
 Average Annual Total Return                    23.23%       17.03%          15.25%
 Value of $10,000 Investment                   $12,323      $21,955         $29,688

*Standardized fund performance for Class 2 shares reflects a "blended" figure, combining: (a) for periods prior to Class 2's inception on May 1, 1997, historical results of Class 1 shares; and (b) for periods after May 1, 1997, Class 2's results reflecting an additional 12b-1 fee expense, which also affects all future performance.



TEMPLETON
INTERNATIONAL FUND
-- CLASS 2

   Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

               Past performance does not guarantee future results.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND
Financial Highlights

                                                                                 CLASS 1
                                                -------------------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                                -------------------------------------------------------------------------
                                                 1999/dagger/        1998           1997           1996           1995
                                                -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year ..........        $20.69         $20.18         $18.40         $15.13        $13.22
                                                -------------------------------------------------------------------------
Income from investment operations:
  Net investment income .....................           .33            .60            .49            .43           .23
  Net realized and unrealized gains .........          3.78           1.29           2.01           3.15          1.83
                                                -------------------------------------------------------------------------
Total from investment operations ............          4.11           1.89           2.50           3.58          2.06
                                                -------------------------------------------------------------------------
Less distributions from:
  Net investment income .....................          (.57)          (.49)          (.51)          (.24)         (.10)
  Net realized gains ........................         (1.98)          (.89)          (.21)          (.07)         (.05)
                                                -------------------------------------------------------------------------
Total distributions .........................         (2.55)         (1.38)          (.72)          (.31)         (.15)
                                                -------------------------------------------------------------------------
Net asset value, end of year ................        $22.25         $20.69         $20.18         $18.40        $15.13
                                                =========================================================================
Total Return* ...............................        23.61%          9.33%         13.95%         24.04%        15.78%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............    $1,056,798       $980,470       $938,410       $682,984      $353,141
Ratios to average net assets:
  Expenses ..................................          .85%           .86%           .81%           .65%          .71%
  Net investment income .....................         1.69%          2.81%          2.70%          3.23%         2.36%
Portfolio turnover rate .....................        30.04%         29.56%         16.63%          9.46%         5.19%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. /dagger/BASED ON AVERAGE WEIGHTED SHARES OUTSTANDING.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND
Financial Highlights (CONTINUED)

                                                                      CLASS 2
                                                ----------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                                ----------------------------------------------------
                                                 1999/dagger//dagger/        1998       1997/dagger/
                                                ----------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year ..........           $20.61             $20.14       $18.40
                                                ----------------------------------------------------
Income from investment operations:
  Net investment income .....................              .25                .59          .07
  Net realized and unrealized gains .........             3.78               1.25         1.67
                                                ----------------------------------------------------
Total from investment operations ............             4.03               1.84         1.74
                                                ----------------------------------------------------
Less distributions from:
  Net investment income .....................             (.53)              (.48)          --
  Net realized gains ........................            (1.98)              (.89)          --
                                                ----------------------------------------------------
Total distributions .........................            (2.51)             (1.37)          --
                                                ----------------------------------------------------
Net asset value, end of year ................           $22.13             $20.61      $ 20.14
                                                ====================================================
Total Return* ...............................           23.23%              9.08%        9.46%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............         $101,365            $39,886      $17,606
Ratios to average net assets:
  Expenses ..................................            1.10%              1.11%        1.13%**
  Net investment income .....................            1.26%              2.69%        1.14%**
Portfolio turnover rate .....................           30.04%             29.56%       16.63%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED.
**ANNUALIZED.
/dagger/FOR THE PERIOD MAY 1, 1997 (EFFECTIVE DATE) TO DECEMBER 31, 1997. /dagger//dagger/BASED ON AVERAGE WEIGHTED SHARES OUTSTANDING.

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999

                                                                  COUNTRY           SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 90.0%
     AEROSPACE & MILITARY TECHNOLOGY .2%
     Hong Kong Aircraft Engineering Co. Ltd. .............       Hong Kong         1,160,200     $    1,925,333
                                                                                                 --------------
     APPLIANCES & HOUSEHOLD DURABLES 3.8%
     Sony Corp. ..........................................         Japan             147,030         43,597,485
                                                                                                 --------------
     AUTOMOBILES 3.4%
     Autoliv Inc., SDR ...................................        Sweden             358,450         10,494,303
     Fiat SpA ............................................         Italy             255,250          7,285,148
     Volkswagen AG .......................................        Germany            156,000          8,794,926
     Volvo AB, B .........................................        Sweden             475,580         12,301,893
                                                                                                 --------------
                                                                                                     38,876,270
                                                                                                 --------------
     BANKING 8.1%
     Australia & New Zealand Banking Group Ltd. ..........       Australia         1,745,350         12,696,850
     Bank Austria AG, 144A ...............................        Austria            230,146         12,975,109
     Credicorp Ltd. ......................................         Peru              292,160          3,505,920
     Foreningssparbanken AB, A ...........................        Sweden             228,000          3,350,970
     HSBC Holdings PLC, ADR ..............................       Hong Kong           180,600         12,890,325
 *   Merita AS ...........................................        Finland          3,400,000         19,989,933
     National Bank of Canada .............................        Canada             440,000          5,629,712
     National Westminster Bank PLC .......................    United Kingdom         574,342         12,372,899
     Unidanmark AS, A ....................................        Denmark            150,000         10,550,093
                                                                                                 --------------
                                                                                                     93,961,811
                                                                                                 --------------
     BROADCASTING & PUBLISHING 1.0%
     Wolters Kluwer NV ...................................      Netherlands          345,050         11,671,882
                                                                                                 --------------
     BUILDING MATERIALS & COMPONENTS .7%
     Caradon PLC .........................................    United Kingdom       3,265,240          8,232,097
                                                                                                 --------------
     CHEMICALS 4.3%
     Akzo Nobel NV .......................................      Netherlands          352,800         17,687,949
     BASF AG .............................................        Germany            273,530         14,291,963
 *   Clariant AG .........................................      Switzerland           24,700         11,772,245
     Kemira OY ...........................................        Finland          1,088,632          6,630,649
                                                                                                 --------------
                                                                                                     50,382,806
                                                                                                 --------------
     DATA PROCESSING & REPRODUCTION .8%
 *   Newbridge Networks Corp. ............................        Canada             418,260          9,436,991
                                                                                                 --------------
     ELECTRICAL & ELECTRONICS 7.4%
 *   ABB Ltd. ............................................      Switzerland           64,840          7,929,413
     Alcatel SA ..........................................        France             134,405         30,851,042
     Hitachi Ltd. ........................................         Japan           1,067,000         17,124,627
     Koninklijke Philips Electronics NV ..................      Netherlands          210,312         28,583,630
 *   Thomson Multimedia ..................................        France              33,800          1,820,497
                                                                                                 --------------
                                                                                                     86,309,209
                                                                                                 --------------
     ENERGY SOURCES 5.3%
     Perez Companc SA, B .................................       Argentina         1,135,000          5,812,014
     Repsol SA, Br. ......................................         Spain             807,000         18,702,446
     Shell Transport & Trading Co. PLC ...................    United Kingdom       1,913,742         15,904,808
     Total Fina SA, B ....................................        France             155,135         20,694,038
                                                                                                 --------------
                                                                                                     61,113,306
                                                                                                 --------------

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                  COUNTRY          SHARES           VALUE
-----------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     FINANCIAL SERVICES 5.8%
     AXA SA ..............................................        France           130,000      $ 18,113,360
     ING Groep NV ........................................      Netherlands        214,846        12,964,733
     Lend Lease Corp. Ltd. ...............................       Australia       1,040,000        14,570,091
     Nomura Securities Co. Ltd. ..........................         Japan         1,210,000        21,847,140
                                                                                                ------------
                                                                                                  67,495,324
                                                                                                ------------
     FOOD & HOUSEHOLD PRODUCTS 2.0%
     Northern Foods PLC ..................................    United Kingdom     3,278,607         5,219,109
     Panamerican Beverages Inc., A .......................        Mexico           290,000         5,963,125
     Tate & Lyle PLC .....................................    United Kingdom     1,763,000        11,567,755
                                                                                                ------------
                                                                                                  22,749,989
                                                                                                ------------
     FOREST PRODUCTS & PAPER 1.9%
     Stora Enso OYJ, R, fgn. .............................        Finland          435,426         7,474,685
     UPM-Kymmene Corporation .............................        Finland          351,000        14,134,703
                                                                                                ------------
                                                                                                  21,609,388
                                                                                                ------------
     HEALTH & PERSONAL CARE 3.8%
     Aventis SA ..........................................        France           279,800        16,253,358
     Medeva PLC ..........................................    United Kingdom     3,190,000         9,073,484
     Teva Pharmaceutical Industries Ltd., ADR ............        Israel           253,940        18,204,324
                                                                                                ------------
                                                                                                  43,531,166
                                                                                                ------------
     INDUSTRIAL COMPONENTS .4%
     Madeco Manufacturera de Cobre SA, ADR ...............         Chile           190,000         2,113,750
     Yamato Kogyo Co. Ltd. ...............................         Japan           446,000         2,012,096
                                                                                                ------------
                                                                                                   4,125,846
                                                                                                ------------
     INSURANCE 5.4%
     Ace Ltd. ............................................        Bermuda          320,545         5,349,095
     Muenchener Rueckversicherungs-Gesellschaft ..........        Germany           54,520        13,886,600
     Partnerre Ltd. ......................................        Bermuda          169,000         5,481,938
     Scor SA .............................................        France           250,000        11,023,860
     XL Capital Ltd., A ..................................        Bermuda          170,450         8,842,094
     Zurich Allied AG ....................................      Switzerland         32,300        18,416,578
                                                                                                ------------
                                                                                                  63,000,165
                                                                                                ------------
     MACHINERY & ENGINEERING .6%
     Invensys PLC ........................................    United Kingdom     1,318,675         7,096,640
                                                                                                ------------
     MERCHANDISING 2.6%
     David Jones Ltd. ....................................       Australia       2,225,500         2,016,235
     Marks & Spencer PLC .................................    United Kingdom     3,138,000        14,922,451
     Safeway PLC .........................................    United Kingdom     3,247,408        11,178,595
     Storehouse ..........................................    United Kingdom     3,498,781         2,530,350
                                                                                                ------------
                                                                                                  30,647,631
                                                                                                ------------

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                  COUNTRY          SHARES           VALUE
-----------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     METALS & MINING 6.1%
     Angang New Steel Company Ltd., H, 144A ..............         China         22,414,000     $  1,787,699
     Anglo American Platinum Corp. Ltd. ..................     South Africa         349,009       10,603,523
     Barrick Gold Corp. ..................................        Canada            605,900       10,790,459
     Boehler Uddeholm AG .................................        Austria            31,505        1,452,662
     Boehler Uddeholm AG, 144A ...........................        Austria            33,800        1,558,482
     Chongqing Iron & Steel Ltd., H ......................         China         25,564,000        1,233,228
     Corus Group PLC .....................................    United Kingdom      4,090,000       10,674,968
     Industrias Penoles SA ...............................        Mexico          1,893,000        5,454,237
     Ispat International NV, A ...........................      Netherlands         227,600        3,670,050
     Pohang Iron & Steel Co. Ltd. ........................      South Korea          85,000        9,715,769
     WMC Ltd. ............................................       Australia        2,399,500       13,232,276
                                                                                                ------------
                                                                                                  70,173,353
                                                                                                ------------
     MULTI-INDUSTRY 4.5%
     Broken Hill Proprietary Co. Ltd. ....................       Australia        1,210,543       15,895,216
     Cheung Kong Holdings Ltd. ...........................       Hong Kong        1,520,000       19,309,191
     Elementis PLC .......................................    United Kingdom      2,092,174        2,721,852
     Next PLC ............................................    United Kingdom        775,500        7,444,559
     Saab AB, B ..........................................        Sweden            726,900        7,008,325
                                                                                                ------------
                                                                                                  52,379,143
                                                                                                ------------
     REAL ESTATE .1%
     New Asia Realty and Trust Co. Ltd., A ...............       Hong Kong        1,373,000        1,704,438
                                                                                                ------------
     RECREATION & OTHER CONSUMER GOODS 1.0%
     Nintendo Co. Ltd. ...................................         Japan             67,200       11,067,926
                                                                                                ------------
     TELECOMMUNICATIONS 8.9%
     Cia de Telecomunicaciones de Chile SA, ADR ..........         Chile            431,500        7,874,875
     Korea Telecom Corp., ADR ............................      South Korea         104,200        7,788,950
     Nippon Telegraph & Telephone Corp. ..................         Japan              1,210       20,722,219
     Portugal Telecom SA .................................       Portugal         1,644,050       18,024,468
     Telecom Italia SpA, di Risp .........................         Italy          1,887,750       11,505,526
     Telefonica de Argentina SA, B, ADR ..................       Argentina          368,800       11,386,700
     Telefonica del Peru SA, B ...........................         Peru           3,000,000        3,907,653
     Telefonica del Peru SA, B, ADR ......................         Peru              29,000          387,875
     Telefonos de Mexico SA (Telmex), L, ADR .............        Mexico            191,300       21,521,250
                                                                                                ------------
                                                                                                 103,119,516
                                                                                                ------------
     TRANSPORTATION 4.4%
     British Airways PLC .................................    United Kingdom      1,400,000        9,118,089
     Hitachi Zosen Corp. .................................         Japan          3,342,000        2,518,315
     Koninklijke Nedlloyd Groep NV .......................      Netherlands         216,300        6,053,700
     Mayne Nickless Ltd., A ..............................       Australia        3,227,820        8,327,917
     Peninsular & Oriental Steam Navigation Co. ..........    United Kingdom        833,414       13,846,011
     Seino Transportation Co. Ltd. .......................         Japan            552,000        2,927,866
     Singapore Airlines Ltd., fgn. .......................       Singapore          736,500        8,357,760
                                                                                                ------------
                                                                                                  51,149,658
                                                                                                ------------

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                         COUNTRY          SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------------------
          COMMON STOCKS (CONT.)
          UTILITIES ELECTRICAL & GAS 7.5%
          CLP Holdings Ltd. .........................................................   Hong Kong        2,282,000    $   10,509,500
          Evn AG ....................................................................    Austria            27,225         4,111,296
          Gener SA, ADR .............................................................     Chile            303,800         4,708,900
          Hong Kong Electric Holdings Ltd. ..........................................   Hong Kong        4,062,365        12,698,973
          Iberdrola SA, Br. .........................................................     Spain            807,900        11,191,688
          Korea Electric Power Corp. ................................................  South Korea         184,000         5,703,919
          National Grid Group PLC ...................................................United Kingdom        953,785         7,236,971
          National Power PLC ........................................................United Kingdom      1,972,900        11,350,783
          Thames Water Group PLC ....................................................United Kingdom        747,372         9,221,819
          Veba AG ...................................................................    Germany           221,850        10,832,301
                                                                                                                      --------------
                                                                                                                          87,566,150
                                                                                                                      --------------
          TOTAL COMMON STOCKS (COST $806,195,779)....................................                                  1,042,923,523
                                                                                                                      --------------
          PREFERRED STOCKS 4.9%
          Banco Bradesco SA, pfd. ...................................................    Brazil        896,769,450         7,034,167
*         Banco Bradesco SA, pfd., rts., 2/09/00 ....................................    Brazil         58,230,910           231,119
          Cia Vale do Rio Doce, A, ADR, pfd. ........................................    Brazil            350,400         9,698,312
          Embratel Participacoes SA, ADR, pfd. ......................................    Brazil            420,490        11,458,352
          Telecomunicacoes Brasileiras SA (Telebras), ADR, pfd. .....................    Brazil            156,170        20,067,845
*         Telecomunicacoes de Minas Gerais Celular Telemig, pfd. ....................    Brazil          1,705,000            31,089
          Telecomunicacoes de Sao Paulo SA, ADR, pfd. ...............................    Brazil            334,800         8,181,675
          Telecomunicacoes de Sao Paulo SA, pfd. ....................................    Brazil          4,866,533           117,993
                                                                                                                      --------------
          TOTAL PREFERRED STOCKS (COST $45,198,099)..................................                                     56,820,552
                                                                                                                      --------------
          TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST $851,393,878)..........                                  1,099,744,075
                                                                                                                      --------------
                                                                                                         PRINCIPAL
                                                                                                          AMOUNT**
                                                                                                       -------------




 (A)      REPURCHASE AGREEMENT (COST $46,236,000) 4.0%
          Morgan Stanley Group Inc., 3.00%, 1/03/00 (Maturity Value $46,247,559)
          Collaterized by U.S. Treasury Notes and Bonds ............................. United States   $ 46,236,000        46,236,000
                                                                                                                      --------------
          TOTAL INVESTMENTS (COST $897,629,878) 98.9%................................                                  1,145,980,075
          OTHER ASSETS, LESS LIABILITIES 1.1% .......................................                                     12,182,392
                                                                                                                      --------------
          TOTAL NET ASSETS 100.0% ...................................................                                 $1,158,162,467
                                                                                                                      ==============


*NON-INCOME PRODUCING.
**SECURITIES DENOMINATED IN U.S. DOLLARS.
(A)AT DECEMBER 31, 1999, ALL REPURCHASE AGREEMENTS HELD BY THE FUND HAD BEEN ENTERED INTO ON THAT DATE.

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

Assets:
 Investments in securities, at value (cost $851,393,878)..............................     $ 1,099,744,075
 Repurchase agreement, at value and cost .............................................          46,236,000
 Cash ................................................................................           1,378,810
 Receivables:
  Fund shares sold ...................................................................           9,285,773
  Dividends and interest .............................................................           2,904,928
                                                                                           ---------------
   Total assets ......................................................................       1,159,549,586
                                                                                           ---------------
Liabilities:
 Payables:
  Fund shares redeemed ...............................................................             276,530
  To affiliates ......................................................................             768,409
 Accrued expenses ....................................................................             342,180
                                                                                           ---------------
   Total liabilities .................................................................           1,387,119
                                                                                           ---------------
Net assets, at value .................................................................     $ 1,158,162,467
                                                                                           ---------------
Net assets consist of:
 Undistributed net investment income .................................................     $    16,772,639
 Net unrealized appreciation .........................................................         248,350,197
 Accumulated net realized gain .......................................................          85,993,533
 Beneficial shares ...................................................................         807,046,098
                                                                                           ---------------
Net assets, at value .................................................................     $ 1,158,162,467
                                                                                           ===============
CLASS 1:
 Net asset value per share ($1,056,797,780 /divided by/ 47,499,837 shares outstanding)     $         22.25
                                                                                           ===============
CLASS 2:
 Net asset value per share ($101,364,687 /divided by/ 4,579,718 shares outstanding)...     $         22.13
                                                                                           ===============

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

Investment Income:
 (net of foreign taxes of $2,498,891)
 Dividends ...................................................    $ 24,736,406
 Interest ....................................................       1,596,969
                                                                  ------------
   Total investment income ...................................                     $ 26,333,375
Expenses:
 Management fees (Note 3) ....................................       7,168,839
 Administrative fees (Note 3) ................................       1,004,768
 Distribution fees - Class 2 (Note 3) ........................         163,550
 Custodian fees ..............................................         379,800
 Reports to shareholders .....................................         239,500
 Professional fees ...........................................          51,500
 Trustees' fees and expenses .................................           3,700
 Other .......................................................             840
                                                                  ------------
   Total expenses ............................................                        9,012,497
                                                                                   ------------
    Net investment income ....................................                       17,320,878
                                                                                   ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ................................................      86,278,283
  Foreign currency transactions ..............................      (1,280,740)
                                                                  ------------
   Net realized gain .........................................                       84,997,543
   Net unrealized appreciation on investments ................                      128,046,409
                                                                                   ------------
Net realized and unrealized gain .............................                      213,043,952
                                                                                   ------------
Net increase in net assets resulting from operations .........                     $230,364,830
                                                                                   ============

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                                                 1999                 1998
                                                                          ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...............................................     $   17,320,878       $   28,896,330
  Net realized gain from investments and foreign currency transactions          84,997,543           95,878,753
  Net unrealized appreciation (depreciation) on investments ...........        128,046,409          (37,191,402)
                                                                            -----------------------------------
    Net increase in net assets resulting from operations ..............        230,364,830           87,583,681
 Distributions to shareholders from:
  Net investment income:
   Class 1 ............................................................        (26,406,410)         (22,916,242)
   Class 2 ............................................................         (1,047,921)            (505,990)
  Net realized gains:
   Class 1 ............................................................        (91,727,528)         (40,971,463)
   Class 2 ............................................................         (3,898,692)            (929,242)
 Fund share transactions (Note 2):
   Class 1 ............................................................        (14,797,710)          22,012,097
   Class 2 ............................................................         45,319,734           20,066,468
                                                                            -----------------------------------
    Net increase in net assets ........................................        137,806,303           64,339,309
Net assets:
 Beginning of year ....................................................      1,020,356,164          956,016,855
                                                                            -----------------------------------
 End of year ..........................................................     $1,158,162,467       $1,020,356,164
                                                                            ===================================
Undistributed net investment income included in net assets:
 End of year ..........................................................     $   16,772,639       $   28,186,871
                                                                            ===================================

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton International Fund (the Fund) is a separate, diversified series of Templeton Variable Products Series Fund (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

D. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND
Notes to Financial Statements (CONTINUED)

2. BENEFICIAL SHARES

The Fund offers two classes of shares: Class 1 and Class 2 shares. The shares differ by their distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At December 31, 1999, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                      YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------------------
                                                               1999                               1998
                                                --------------------------------------------------------------------
                                                     SHARES            AMOUNT            SHARES          AMOUNT
CLASS 1 SHARES:                                 --------------------------------------------------------------------
Shares sold ...................................      4,898,075     $   98,598,572       6,749,923    $  142,271,216
Shares issued on reinvestment of distributions       6,924,615        118,133,938       3,071,524        63,887,704
Shares redeemed ...............................    (11,722,543)      (231,530,220)     (8,923,288)     (184,146,823)
                                                   ----------------------------------------------------------------
Net increase (decrease) .......................        100,147     $  (14,797,710)        898,159    $   22,012,097
                                                   ================================================================

                                                                       YEAR ENDED DECEMBER 31,
                                                ---------------------------------------------------------------------
                                                                1999                               1998
                                                ---------------------------------------------------------------------
                                                     SHARES             AMOUNT            SHARES          AMOUNT
CLASS 2 SHARES:                                 ---------------------------------------------------------------------
Shares sold ...................................     57,320,488    $  1,117,974,227       8,195,067    $  161,830,748
Shares issued on reinvestment of distributions         290,806           4,946,613          69,167         1,435,233
Shares redeemed ...............................    (54,967,087)     (1,077,601,106)     (7,203,053)     (143,199,513)
                                                   -----------------------------------------------------------------
Net increase ..................................      2,644,207    $     45,319,734       1,061,181    $   20,066,468
                                                   =================================================================

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Trust are also officers or directors of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FT Services), and Franklin/Templeton Distributors, Inc. (Distributors), the Fund's investment manager, administrative manager, and principal underwriter, respectively.

The Fund pays an investment management fee to TICI based on the average daily net assets of the Fund as follows:

ANNUALIZED
FEE RATE    AVERAGE DAILY NET ASSETS
----------------------------------------------------------------
   0.75%    First $200 million
  0.675%    Over $200 million, up to and including $1.3 billion
   0.60%    Over $1.3 billion

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED
FEE RATE    AVERAGE DAILY NET ASSETS
----------------------------------------------------------------
   0.15%    First $200 million
  0.135%    Over $200 million, up to and including $700 million
   0.10%    Over $700 million, up to and including $1.2 billion
  0.075%    Over $1.2 billion

TICI and FT Services have agreed in advance to limit total expenses of the Fund to an annual rate of 0.86% and 1.11% of average daily net assets of Class 1 and Class 2 shares, respectively, through December 31, 2000. For the year ended December 31, 1999, no reimbursement was necessary under the agreement.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND

Notes to Financial Statements (CONTINUED)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

The Fund reimburses Distributors up to 0.25% per year of its average daily net assets of Class 2 shares, for costs incurred in marketing the Fund's Class 2 shares.

4. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

The cost of securities for income tax purposes is the same as that shown in the Statement of Investments. At December 31, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

  Unrealized appreciation .............  $ 339,116,693
  Unrealized depreciation .............    (90,766,496)
                                         -------------
  Net unrealized appreciation .........  $ 248,350,197
                                         =============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1999 aggregated $298,953,559 and $349,592,711, respectively.

6. CREDIT FACILITY

Certain Franklin Templeton Funds, including Templeton International Fund, are participants in a $750 million senior unsecured credit agreement for temporary borrowing purposes. The termination date of the agreement is March 1, 2000. Interest is calculated on the Fund's borrowings at market rates. At December 31, 1999, the Fund had not utilized this credit facility.

7. SUBSEQUENT EVENT

On February 8, 2000, shareholders approved a proposal to merge the Fund into Franklin Templeton Variable Insurance Products Trust Templeton International Equity Fund.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND

INDEPENDENT AUDITOR'S REPORT

To the Board of Trustees and Shareholders of Templeton Variable Products Series Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton International Fund, series of Templeton Variable Products Series Fund at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above. The financial statements for the year ended December 31, 1998, including the financial highlights for each of the four years in the period then ended were audited by other independent accountants whose report dated January 28, 1999 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP

Ft. Lauderdale, Florida
January 28, 2000 except for Note 7, as to which the date is February 8, 2000.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND

CHANGE IN INDEPENDENT AUDITOR

On August 13, 1999, McGladrey & Pullen, LLP (McGladrey) resigned as independent auditors of the Fund. McGladrey resigned pursuant to their agreement to sell their investment company practice to PricewaterhouseCoopers LLP (PwC). The McGladrey partners and professionals previously serving the Fund, have joined PwC and performed the December 31, 1999 audit.

None of the reports of McGladrey on the financial statements of the Fund, including those of the past two fiscal years have ever contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the period McGladrey served the Fund, including the two most recent fiscal years and subsequent interim period, there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of disagreement in connection with its report.

On October 21, 1999, the Fund, with the approval of its Board of Trustees and its Audit Committee, engaged PwC as its independent auditors.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND

Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $66,672,660 as a capital gain dividend for the fiscal year ended December 31, 1999.

                                                      TEMPLETON STOCK FUND

--------------------------------------------------------------------------------
INVESTMENT GOAL AND PRINCIPAL INVESTMENTS: TEMPLETON STOCK FUND
SEEKS CAPITAL GROWTH THROUGH A POLICY OF INVESTING PRIMARILY IN COMMON STOCKS ISSUED BY COMPANIES, LARGE AND SMALL, IN VARIOUS NATIONS THROUGHOUT THE WORLD.
--------------------------------------------------------------------------------
During the 12 months under review, global equity markets provided generally strong results. The U.S. experienced its ninth consecutive year of growth, while many European economies improved, a number of Asian nations rebounded from their recent crises, and most Latin American economies enjoyed an upswing due to increasing commodity prices.


[This chart shows in pie format the geographic distribution of Templeton Stock Fund, based on total net assets as of 12/31/99.]

Europe                                              38.4%
North America                                       24.8%
Asia                                                17.8%
Latin America                                        7.0%
Australia & New Zealand                              5.2%
Fixed-Income Securities                              0.5%
Short-Term Investments & Other Net Assets            6.3%


NORTH AMERICA

In the U.S., employment and consumer confidence reached new highs, raising concerns that inflation might reappear. Rising crude oil prices also contributed to inflation worries during the year and, in an attempt to ward of potential future inflation, the Federal Reserve Board (the Fed) raised short-term interest rates three times in 1999.

This, however, did not seem to deter the U.S. equity market, which rose to new heights by the end of the year. Some of the Fund's holdings, including Motorola, a communication equipment manufacturer, and retailer Home Depot, rose significantly during the period, and we took the opportunity to realize considerable gains by selling our shares of Antec, a telecommunications equipment provider. Because we believed that U.S. stocks were generally overvalued, we remained underweighted in such stocks versus the Morgan Stanley Capital International (MSCI/R/) World Index.

EUROPE

During the reporting period, Europe began to enjoy economic growth as many European exporters appeared to benefit from improving Asian economies. This strength was particularly evident in the Scandinavian region and the United Kingdom. Along with this general economic recovery, many European industries began to participate in a trend toward consolidation. Scandinavian and German banks merged; French pharmaceutical company Rhone-Poulenc and Germany's Hoechst AG combined; and two French giants, Total Fina SA and Societe Elf Aquitaine SA, agreed to consolidate into the world's fourth largest oil company. During the fiscal year, we found European equities increasingly attractive, and we continued to be overweighted in Europe versus the MSCI World Index.

[This chart lists the top 10 countries represented in the Templeton Stock Fund, based on total net assets as of 12/31/99.]


TOP 10 COUNTRIES
Templeton Stock Fund
12/31/99

                      % OF TOTAL
 COUNTRY              NET ASSETS
--------------------------------
   United States          19.7%
   United Kingdom         13.5%
   Japan                   9.5%
   Hong Kong               6.8%
   Netherlands             6.7%
   France                  5.8%
   Australia               4.5%
   Germany                 3.8%
   Brazil                  3.7%
   Canada                  3.1%



ASIA

Asian equity markets, especially Japan's, performed extremely well during the reporting period. Having found several investment opportunities during the financial crises in the region in 1997-1998, we became overweighted in Hong Kong compared to the MSCI World Index. However, the same is not true of Japan, where we were underweighted because we believed share prices of companies there were expensive relative to other companies in the world.

In our opinion, Japanese stock prices rose during 1999 because of an improved outlook for its economy, which has been mired in recession for the past 10 years. However, we believe the obstacle to Japanese recovery is twofold. First, Japan appears to suffer from chronic overcapacity in many industries, causing prices to remain depressed, forcing companies to charge lower prices, and ultimately affecting profitability. Second, Japan is experiencing a lack of consumer spending, probably as a result of employment concerns for most Japanese. Nevertheless, during the year under review, our holdings in Japan's Nippon Telegraph & Telephone and Hong Kong's Hutchison Whampoa Ltd., a large telecommunications and shipping conglomerate, appreciated significantly in value, and we took the opportunity to capture profits by liquidating some shares in our Sony Corp. position.

LATIN AMERICA

During the reporting period, most Latin American economies experienced an upswing which, along with improved commodity prices, appeared to increase investors' confidence in the region. Mexico, which exports oil, and Chile, which exports copper, reaped significant benefits from this pickup in world demand for raw materials. Mexico also benefited from the growth of the U.S. economy, which created a strong U.S. demand for Mexican exports. During the reporting period, the Fund's holdings of Telefonos de Mexico (Telmex) appreciated dramatically.

LOOKING FORWARD

We remain optimistic about long-term prospects for global equity markets and Templeton Stock Fund. However, if inflation re-emerges and the financial markets reach more extreme valuations, then the Fed may aggressively raise interest rates. If U.S. interest rates increase, Latin American economies would likely suffer. In Asia, we believe economies need to grow further to maintain the recent luster in stock markets there. We feel that Hong Kong and South Korean shares have become expensive and would not be surprised to see some setback in Asia in 2000. As always, we will continue to monitor these conditions as we search the globe for undervalued stocks in an effort to benefit the Fund's shareholders.

It is important to remember that foreign securities investments involve special risks including changes in currency values, market price swings, and economic, social, and political developments in the countries where the Fund is invested. Developing markets involve similar but heightened risks related to their smaller size and lesser liquidity. These risks are discussed in the prospectus.


We thank you for investing in Templeton Stock Fund and welcome your comments or suggestions.

Sincerely,

/s/MARK R. BEVERIDGE

Mark R. Beveridge, CFA, CIC
Portfolio Manager
Templeton Stock Fund

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 1999, the end of the reporting period. However, they are not necessarily complete analyses of every aspect of any industry, security or investment. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

[This chart lists the top 10 holdings, including industry and country, of the Templeton Stock Fund, based on total net assets as of 12/31/99.]


TOP 10 HOLDINGS
Templeton Stock Fund
12/31/99

  COMPANY,                       % OF TOTAL
  INDUSTRY, COUNTRY              NET ASSETS
------------------------------ ------------
   Sony Corp.,
   APPLIANCES & HOUSEHOLD
   DURABLES, JAPAN                    4.2%

   Alcatel SA,
   ELECTRICAL & ELECTRONICS,
   FRANCE                             2.6%

   Nomura Securities
   Co. Ltd.,
   FINANCIAL SERVICES, JAPAN          2.5%

   Koninklijke Philips
   Electronics NV,
   ELECTRICAL & ELECTRONICS,
   NETHERLANDS                        2.4%

   Australia & New Zealan  d
   Banking Group Ltd.,
   BANKING, AUSTRALIA                 2.0%

   Hutchison Whampoa Ltd.  ,
   MULTI-INDUSTRY,
   HONG KONG                          1.7%

   Portugal Telecom SA,
   TELECOMMUNICATIONS,
   PORTUGAL                           1.6%

   Home Depot Inc.,
   MERCHANDISING, U.S.                1.5%

   Cheung Kong
   Holdings Ltd,
   MULTI-INDUSTRY, HONG
   KONG                               1.5%

   3Com Corp.,
   DATA PROCESSING &
   REPRODUCTION,
   UNITED STATES                      1.5%

For a complete list of portfolio holdings, please see the Fund's Statement of Investments.

TEMPLETON STOCK FUND
-- CLASS 2

EXPENSES: Performance reflects the Fund's Class 2 operating expenses, but does NOT include any Contract fees, expenses or sales charges. If they had been included, performance would be lower. These Contract charges and deductions, particularly for variable life policies, can have a significant effect on Contract values and insurance benefits. See the Contract prospectus for a complete description of these expenses, including sales charges.

PERFORMANCE SUMMARY AS OF 12/31/99

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT (1/1/90 -- 12/31/99)

The graph below compares the performance of Templeton Stock Fund -- Class 2 and the Morgan Stanley Capital International (MSCI/R/) World Index, including reinvested dividends, as well as the Consumer Price Index (CPI). The Fund's total return represents the change in value of an investment over the periods shown and assumes reinvestment of dividends and capital gains at net asset value. The MSCI World Index includes approximately 1,450 companies representing the stock markets of 22 countries, including the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The CPI is a commonly used measure of inflation. The Fund's performance differs from an index's because an index is not managed, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio. The indexes' sources are MSCI and Standard & Poor's/R/ Micropal (U.S. Bureau of Labor Statistics).

[The following line graph compares the performance of the Templeton Stock Fund-Class 2 to that of the Morgan Stanley Capital International World Index and the Consumer Price Index, based on a $10,000 investment from 1/1/90 - 12/31/99.]

                     TEMPLETON
                  STOCK FUND -
                       CLASS 2           MSCI WORLD                  CPI
                 -----------------------------------------------------------
      01/01/1990       $10,000             $10,000                  $10,000
      01/31/1990        $9,634              $9,535                  $10,103
      02/28/1990        $9,694              $9,127                  $10,150
      03/31/1990        $9,866              $8,578                  $10,206
      04/30/1990        $9,493              $8,456                  $10,223
      05/31/1990       $10,213              $9,348                  $10,246
      06/30/1990       $10,221              $9,283                  $10,301
      07/31/1990       $10,221              $9,369                  $10,341
      08/31/1990        $9,484              $8,493                  $10,436
      09/30/1990        $8,617              $7,599                  $10,523
      10/31/1990        $8,505              $8,310                  $10,587
      11/30/1990        $8,765              $8,175                  $10,610
      12/31/1990        $8,912              $8,348                  $10,610
      01/31/1991        $9,398              $8,655                  $10,674
      02/28/1991       $10,030              $9,458                  $10,690
      03/31/1991        $9,961              $9,181                  $10,706
      04/30/1991        $9,970              $9,254                  $10,722
      05/31/1991       $10,291              $9,465                  $10,754
      06/30/1991        $9,765              $8,882                  $10,785
      07/31/1991       $10,354              $9,303                  $10,801
      08/31/1991       $10,505              $9,275                  $10,832
      09/30/1991       $10,595              $9,520                  $10,880
      10/31/1991       $10,728              $9,676                  $10,896
      11/30/1991       $10,434              $9,256                  $10,928
      12/31/1991       $11,344              $9,932                  $10,936
      01/31/1992       $11,379              $9,750                  $10,952
      02/29/1992       $11,745              $9,583                  $10,992
      03/31/1992       $11,505              $9,133                  $11,048
      04/30/1992       $11,887              $9,262                  $11,063
      05/31/1992       $12,325              $9,632                  $11,079
      06/30/1992       $12,024              $9,311                  $11,118
      07/31/1992       $12,051              $9,336                  $11,142
      08/31/1992       $11,796              $9,565                  $11,173
      09/30/1992       $11,805              $9,479                  $11,204
      10/31/1992       $11,696              $9,225                  $11,243
      11/30/1992       $11,906              $9,391                  $11,259
      12/31/1992       $12,152              $9,469                  $11,251
      01/31/1993       $12,316              $9,502                  $11,306
      02/28/1993       $12,598              $9,729                  $11,346
      03/31/1993       $13,005             $10,295                  $11,386
      04/30/1993       $13,209             $10,774                  $11,418
      05/31/1993       $13,627             $11,024                  $11,434
      06/30/1993       $13,701             $10,933                  $11,450
      07/31/1993       $13,906             $11,160                  $11,450
      08/31/1993       $14,816             $11,674                  $11,482
      09/30/1993       $14,928             $11,460                  $11,506
      10/31/1993       $15,559             $11,777                  $11,553
      11/30/1993       $15,169             $11,113                  $11,561
      12/31/1993       $16,284             $11,659                  $11,561
      01/31/1994       $17,185             $12,430                  $11,592
      02/28/1994       $16,572             $12,271                  $11,632
      03/31/1994       $15,803             $11,744                  $11,671
      04/30/1994       $16,048             $12,109                  $11,688
      05/31/1994       $16,264             $12,142                  $11,696
      06/30/1994       $15,794             $12,111                  $11,736
      07/31/1994       $16,593             $12,343                  $11,767
      08/31/1994       $17,195             $12,717                  $11,814
      09/30/1994       $16,668             $12,385                  $11,846
      10/31/1994       $16,837             $12,739                  $11,854
      11/30/1994       $16,123             $12,190                  $11,870
      12/31/1994       $15,925             $12,310                  $11,870
      01/31/1995       $15,728             $12,127                  $11,917
      02/28/1995       $16,203             $12,307                  $11,965
      03/31/1995       $16,490             $12,902                  $12,005
      04/30/1995       $17,122             $13,354                  $12,044
      05/31/1995       $17,763             $13,471                  $12,068
      06/30/1995       $18,174             $13,469                  $12,092
      07/31/1995       $19,074             $14,146                  $12,092
      08/31/1995       $18,873             $13,833                  $12,124
      09/30/1995       $19,409             $14,239                  $12,148
      10/31/1995       $18,969             $14,018                  $12,188
      11/30/1995       $19,418             $14,507                  $12,180
      12/31/1995       $19,945             $14,934                  $12,171
      01/31/1996       $20,337             $15,206                  $12,243
      02/29/1996       $20,671             $15,301                  $12,282
      03/31/1996       $21,109             $15,559                  $12,346
      04/30/1996       $21,568             $15,928                  $12,394
      05/31/1996       $21,888             $15,944                  $12,418
      06/30/1996       $22,048             $16,028                  $12,425
      07/31/1996       $21,109             $15,465                  $12,449
      08/31/1996       $21,845             $15,646                  $12,472
      09/30/1996       $22,368             $16,261                  $12,512
      10/31/1996       $22,710             $16,377                  $12,552
      11/30/1996       $23,916             $17,298                  $12,576
      12/31/1996       $24,417             $17,024                  $12,576
      01/31/1997       $25,442             $17,231                  $12,616
      02/28/1997       $25,351             $17,433                  $12,655
      03/31/1997       $25,481             $17,091                  $12,687
      04/30/1997       $25,339             $17,653                  $12,702
      05/31/1997       $26,576             $18,746                  $12,695
      06/30/1997       $28,013             $19,683                  $12,710
      07/31/1997       $29,333             $20,593                  $12,725
      08/31/1997       $27,672             $19,219                  $12,749
      09/30/1997       $30,016             $20,265                  $12,781
      10/31/1997       $27,342             $19,202                  $12,813
      11/30/1997       $27,059             $19,545                  $12,806
      12/31/1997       $27,271             $19,786                  $12,790
      01/31/1998       $26,953             $20,341                  $12,814
      02/28/1998       $28,803             $21,720                  $12,839
      03/31/1998       $30,690             $22,640                  $12,863
      04/30/1998       $30,926             $22,865                  $12,886
      05/31/1998       $30,480             $22,582                  $12,910
      06/30/1998       $30,126             $23,121                  $12,925
      07/31/1998       $30,060             $23,087                  $12,941
      08/31/1998       $24,510             $20,012                  $12,956
      09/30/1998       $23,775             $20,369                  $12,972
      10/31/1998       $25,953             $22,214                  $13,003
      11/30/1998       $27,672             $23,539                  $13,003
      12/31/1998       $27,541             $24,693                  $12,995
      01/31/1999       $27,672             $25,237                  $13,026
      02/28/1999       $26,911             $24,568                  $13,042
      03/31/1999       $28,036             $25,595                  $13,081
      04/30/1999       $30,709             $26,608                  $13,176
      05/31/1999       $29,467             $25,639                  $13,176
      06/30/1999       $30,971             $26,838                  $13,176
      07/31/1999       $30,957             $26,762                  $13,216
      08/31/1999       $30,811             $26,718                  $13,248
      09/30/1999       $30,227             $26,463                  $13,311
      10/31/1999       $31,059             $27,842                  $13,335
      11/30/1999       $32,899             $28,628                  $13,343
      12/31/1999       $35,925             $30,950                  $13,343


The historical performance figures shown pertain only to the Fund's Class 2 shares.
*Standardized fund performance for Class 2 shares reflects a "blended" figure, combining: (a) for periods prior to Class 2's inception on May 1, 1997, historical results of Class 1 shares; and (b) for periods after May 1, 1997, Class 2's results reflecting an additional 12b-1 fee expense, which also affects all future performance.



              Past performance does not guarantee future results.

PERFORMANCE

Total return represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.



Templeton Stock Fund -- Class 2
Periods ended 12/31/99
                                                                                     SINCE
                                                                                   INCEPTION
                                       1-YEAR*        5-YEAR*        10-YEAR*     (8/31/88)*
----------------------------------------------------------------------------------------------
 Cumulative Total Return                28.79%      122.72%         259.25%        317.55%
 Average Annual Total Return            28.79%       17.37%          13.64%         13.42%
 Value of $10,000 Investment           $12,879      $22,272         $35,925        $41,755

*Standardized fund performance for Class 2 shares reflects a "blended" figure, combining: (a) for periods prior to Class 2's inception on May 1, 1997, historical results of Class 1 shares; and (b) for periods after May 1, 1997, Class 2's results reflecting an additional 12b-1 fee expense, which also affects all future performance.


TEMPLETON STOCK FUND
-- CLASS 2

   Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.


               Past performance does not guarantee future results.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
Financial Highlights

                                                                                 CLASS 1
                                                -------------------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                                -------------------------------------------------------------------------
                                                 1999/dagger/        1998           1997           1996           1995
                                                -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year ..........       $21.07          $23.19         $22.88         $20.83        $16.94
                                                -------------------------------------------------------------------------
Income from investment operations:
 Net investment income ......................          .21             .39            .47            .41           .40
 Net realized and unrealized gains ..........         5.22             .04           2.11           3.88          3.80
                                                -------------------------------------------------------------------------
Total from investment operations ............         5.43             .43           2.58           4.29          4.20
                                                -------------------------------------------------------------------------
Less distributions from:
 Net investment income ......................         (.37)           (.49)          (.40)          (.40)         (.27)
 Net realized gains .........................        (1.74)          (2.06)         (1.87)         (1.84)         (.04)
                                                -------------------------------------------------------------------------
Total distributions .........................        (2.11)          (2.55)         (2.27)         (2.24)         (.31)
                                                -------------------------------------------------------------------------
Net asset value, end of year ................       $24.39          $21.07        $ 23.19         $22.88        $20.83
                                                =========================================================================
Total Return* ...............................       29.10%           1.26%         11.88%         22.48%        25.24%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............     $641,849        $646,865       $732,248       $644,366      $498,777
Ratios to average net assets:
 Expenses ...................................         .85%            .89%           .81%           .65%          .66%
 Net investment income ......................         .99%           1.65%          2.05%          2.06%         2.18%
Portfolio turnover rate .....................       45.63%          37.27%         25.82%         23.40%        33.93%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. /dagger/BASED ON AVERAGE WEIGHTED SHARES OUTSTANDING.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
Financial Highlights (CONTINUED)

                                                                              CLASS 2
                                                        ----------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------
                                                         1999/dagger//dagger/        1998       1997/dagger/
                                                        ----------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year ..................          $20.99              $23.15        $21.62
                                                        ----------------------------------------------------
Income from investment operations:
 Net investment income ..............................             .13                 .40           .06
 Net realized and unrealized gains (losses) .........            5.23                (.03)         1.47
                                                        ----------------------------------------------------
Total from investment operations ....................            5.36                 .37          1.53
                                                        ----------------------------------------------------
Less distributions from:
 Net investment income ..............................            (.32)               (.47)           --
 Net realized gains .................................           (1.74)              (2.06)           --
                                                        ----------------------------------------------------
Total distributions .................................           (2.06)              (2.53)           --
                                                        ----------------------------------------------------
Net asset value, end of year ........................          $24.29              $20.99        $23.15
                                                        ====================================================
Total Return* .......................................          28.79%                .99%         7.08%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................         $47,741             $25,593       $16,414
Ratios to average net assets:
 Expenses ...........................................           1.10%               1.14%         1.14%**
 Net investment income ..............................            .62%               1.37%          .75%**
Portfolio turnover rate .............................          45.63%              37.27%        25.82%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED.
**ANNUALIZED.
/dagger/FOR THE PERIOD MAY 1, 1997 (EFFECTIVE DATE) TO DECEMBER 31, 1997. /dagger//dagger/BASED ON AVERAGE WEIGHTED SHARES OUTSTANDING.

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999

                                                                   COUNTRY          SHARES          VALUE
-------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 89.0%
     AEROSPACE & MILITARY TECHNOLOGY 4.1%
     BAE Systems PLC ......................................    United Kingdom        71,043      $   470,160
     Boeing Co. ...........................................     United States       182,500        7,585,156
     Lockheed Martin Corp. ................................     United States       330,700        7,234,063
     Raytheon Co., A ......................................     United States       240,730        5,973,113
     Rolls-Royce PLC ......................................    United Kingdom     1,986,100        6,852,827
                                                                                                 -----------
                                                                                                  28,115,319
                                                                                                 -----------
     APPLIANCES & HOUSEHOLD DURABLES 4.4%
     Guangdong Kelon Electrical Holdings Ltd., H ..........         China         1,123,000          852,345
     Sony Corp. ...........................................         Japan            98,800       29,296,276
                                                                                                 -----------
                                                                                                  30,148,621
                                                                                                 -----------
     AUTOMOBILES 3.3%
     Fiat SpA .............................................         Italy           130,768        3,732,279
     Ford Motor Co. .......................................     United States       117,000        6,252,187
     Volkswagen AG ........................................        Germany          102,400        5,773,080
     Volvo AB, B ..........................................        Sweden           269,200        6,963,433
                                                                                                 -----------
                                                                                                  22,720,979
                                                                                                 -----------
     BANKING 6.6%
     Australia & New Zealand Banking Group Ltd. ...........       Australia       1,936,200       14,085,222
 *   Banca Nazionale del Lavoro SpA .......................         Italy         1,781,960        5,920,133
     Bank Austria AG ......................................        Austria           84,650        4,772,375
     Banque Nationale de Paris ............................        France            62,054        5,722,487
     Deutsche Bank AG, Br. ................................        Germany          100,700        8,520,925
     HSBC Holdings PLC ....................................       Hong Kong         460,212        6,453,092
                                                                                                 -----------
                                                                                                  45,474,234
                                                                                                 -----------
     BROADCASTING & PUBLISHING 2.5%
 *   Gartner Group Inc., B ................................     United States       224,400        3,099,525
     Television Broadcasts Ltd. ...........................       Hong Kong       1,023,000        6,974,850
     Wolters Kluwer NV ....................................      Netherlands        215,100        7,276,110
                                                                                                 -----------
                                                                                                  17,350,485
                                                                                                 -----------
     BUSINESS & PUBLIC SERVICES 1.4%
     Kurita Water Industries Ltd. .........................         Japan           604,000        9,599,217
                                                                                                 -----------
     CHEMICALS 2.3%
     Akzo Nobel NV ........................................      Netherlands        195,200        9,786,530
     BASF AG ..............................................        Germany          112,300        5,867,683
                                                                                                 -----------
                                                                                                  15,654,213
                                                                                                 -----------
     DATA PROCESSING & REPRODUCTION 2.4%
 *   3Com Corp. ...........................................     United States       215,800       10,142,600
 *   Newbridge Networks Corp. .............................        Canada           274,200        6,186,638
                                                                                                 -----------
                                                                                                  16,329,238
                                                                                                 -----------
     ELECTRICAL & ELECTRONICS 6.2%
     Alcatel SA ...........................................        France            78,835       18,095,621
     Koninklijke Philips Electronics NV ...................      Netherlands        121,532       16,517,487
     Motorola Inc. ........................................     United States        53,100        7,818,975
                                                                                                 -----------
                                                                                                  42,432,083
                                                                                                 -----------

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                         COUNTRY          SHARES           VALUE
-------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     ELECTRONIC COMPONENTS & INSTRUMENTS 3.7%
 *   Agilent Technologies Inc. ..................     United States        80,200      $  6,200,462
     Hewlett-Packard Co. ........................     United States        85,000         9,684,688
     Intel Corp. ................................     United States       121,400         9,992,738
                                                                                       ------------
                                                                                         25,877,888
                                                                                       ------------
     ENERGY EQUIPMENT & SERVICES .4%
     TransCanada PipeLines Ltd. .................        Canada           323,900         2,800,159
                                                                                       ------------
     ENERGY SOURCES 3.4%
     Burlington Resources Inc. ..................     United States       213,400         7,055,537
     Occidental Petroleum Corp. .................     United States       323,100         6,987,038
     Perez Companc SA, B ........................       Argentina         415,400         2,127,146
     Shell Transport & Trading Co. PLC ..........    United Kingdom       866,800         7,203,838
                                                                                       ------------
                                                                                         23,373,559
                                                                                       ------------
     FINANCIAL SERVICES 6.2%
     AXA SA .....................................        France            46,391         6,463,822
     ING Groep NV ...............................      Netherlands        157,637         9,512,496
     Lend Lease Corp. Ltd. ......................       Australia         485,500         6,801,711
     Mutual Risk Management Ltd. ................        Bermuda          174,500         2,933,781
     Nomura Securities Co. Ltd. .................         Japan           960,000        17,333,268
                                                                                       ------------
                                                                                         43,045,078
                                                                                       ------------
     FOOD & HOUSEHOLD PRODUCTS .8%
     Archer-Daniels-Midland Co. .................     United States       455,878         5,556,013
                                                                                       ------------
     FOREST PRODUCTS & PAPER .7%
 *   Asia Pulp & Paper Co. Ltd., ADR ............       Indonesia         423,500         3,335,062
     Carter Holt Harvey Ltd. ....................      New Zealand      1,155,252         1,509,045
                                                                                       ------------
                                                                                          4,844,107
                                                                                       ------------
     HEALTH & PERSONAL CARE 4.8%
     Astrazeneca PLC, fgn. ......................    United Kingdom       152,291         6,446,180
     Aventis SA .................................        France           170,002         9,875,280
     Medeva PLC .................................    United Kingdom     2,761,300         7,854,111
     Nycomed Amersham PLC .......................    United Kingdom       791,920         4,932,511
 *   Skyepharma PLC .............................    United Kingdom     4,859,873         3,789,597
                                                                                       ------------
                                                                                         32,897,679
                                                                                       ------------
     INDUSTRIAL COMPONENTS 1.9%
     Goodyear Tire & Rubber Co. .................     United States        99,000         2,790,563
     Granges AB .................................        Sweden           379,525         7,920,716
     Yamato Kogyo Co. Ltd. ......................         Japan           539,000         2,431,658
                                                                                       ------------
                                                                                         13,142,937
                                                                                       ------------
     INSURANCE 5.4%
     Ace Ltd. ...................................        Bermuda          176,500         2,945,344
     Allstate Corp. .............................     United States       242,700         5,824,800
     Partnerre Ltd. .............................        Bermuda           84,100         2,727,994
     ReliaStar Financial Corp. ..................     United States       204,700         8,021,681
     Torchmark Corp. ............................     United States       113,400         3,295,688
     XL Capital Ltd., A .........................        Bermuda           92,100         4,777,688
     Zurich Allied PLC ..........................    United Kingdom       826,000         9,798,213
                                                                                       ------------
                                                                                         37,391,408
                                                                                       ------------

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                           COUNTRY          SHARES           VALUE
-------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     MACHINERY & ENGINEERING 1.8%
     CNH Global NV ................................................      Netherlands        259,400      $  3,453,262
     Invensys PLC .................................................    United Kingdom     1,621,958         8,728,801
                                                                                                         ------------
                                                                                                           12,182,063
                                                                                                         ------------
     MERCHANDISING 3.3%
     Home Depot Inc. ..............................................     United States       154,200        10,572,338
     Marks & Spencer PLC ..........................................    United Kingdom     1,644,100         7,818,356
     Safeway PLC ..................................................    United Kingdom     1,305,220         4,492,976
                                                                                                         ------------
                                                                                                           22,883,670
                                                                                                         ------------
     METALS & MINING 1.4%
     AK Steel Holding Corp. .......................................     United States       195,400         3,688,175
     Barrick Gold Corp. ...........................................        Canada           348,800         6,169,400
                                                                                                         ------------
                                                                                                            9,857,575
                                                                                                         ------------
     MULTI-INDUSTRY 5.3%
     Cheung Kong Holdings Ltd. ....................................       Hong Kong         815,000        10,353,284
     Cheung Kong Infrastructure Holdings Ltd. .....................       Hong Kong         963,000         1,858,236
 *   DESC SA de CV DESC, B ........................................        Mexico         5,237,300         4,311,445
 *   DESC SA de CV DESC, C ........................................        Mexico         2,671,800         2,227,675
     Hutchison Whampoa Ltd. .......................................       Hong Kong         802,100        11,659,780
     Swire Pacific Ltd., A ........................................       Hong Kong       1,042,000         6,152,673
                                                                                                         ------------
                                                                                                           36,563,093
                                                                                                         ------------
     REAL ESTATE .4%
     National Health Investors Inc. ...............................     United States       187,700         2,792,038
                                                                                                         ------------
     TELECOMMUNICATIONS 7.1%
     Cia de Telecomunicaciones de Chile SA, ADR ...................         Chile           117,300         2,140,725
     Korea Telecom Corp., ADR .....................................      South Korea         88,900         6,645,275
     Nippon Telegraph & Telephone Corp. ...........................         Japan               390         6,679,062
     Portugal Telecom SA ..........................................       Portugal          976,500        10,705,814
     Telecom Corp. of New Zealand Ltd. ............................      New Zealand        745,000         3,503,354
     Telecom Italia SpA, di Risp ..................................         Italy           476,400         6,690,607
     Telecomunicacoes Brasileiras SA (Telebras), ADR ..............        Brazil            41,800         5,371,300
     Telefonos de Mexico SA (Telmex), L, ADR ......................        Mexico            65,900         7,413,750
                                                                                                         ------------
                                                                                                           49,149,887
                                                                                                         ------------
     TRANSPORTATION 3.5%
     British Airways PLC ..........................................    United Kingdom       928,000         6,043,991
     Burlington Northern Santa Fe Corp. ...........................     United States       223,700         5,424,725
     Canadian National Railway Co. ................................        Canada           227,600         6,013,085
     Firstgroup PLC ...............................................    United Kingdom       425,500         1,667,562
     Peninsular & Oriental Steam Navigation Co. ...................    United Kingdom       294,200         4,887,722
                                                                                                         ------------
                                                                                                           24,037,085
                                                                                                         ------------
     UTILITIES ELECTRICAL & GAS 5.7%
     Centrais Eletricas Brasileiras SA (Eletrobras), ADR ..........        Brazil           514,400         5,625,221
     CLP Holdings Ltd. ............................................       Hong Kong         697,500         3,212,260
     Evn AG .......................................................        Austria           32,995         4,982,634
     Iberdrola SA, Br. ............................................         Spain           486,500         6,739,394
     National Power PLC ...........................................    United Kingdom     1,054,800         6,068,633
     Thames Water Group PLC .......................................    United Kingdom       500,300         6,173,199
     Veba AG ......................................................        Germany          129,600         6,327,998
                                                                                                         ------------
                                                                                                           39,129,339
                                                                                                         ------------
     TOTAL COMMON STOCKS (COST $466,374,382).......................                                       613,347,967
                                                                                                         ------------

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)

                                                                                        COUNTRY           SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------------
          PREFERRED STOCKS 4.2%
          Banco Itau SA, pfd. .......................................................    Brazil         63,094,000    $  5,413,546
          Embotelladora Andina SA, B, ADR, pfd. .....................................    Chile             302,900       4,429,912
          News Corp. Ltd., pfd. .....................................................  Australia         1,177,909      10,091,524
          Petroleo Brasileiro SA (Petrobras), pfd. ..................................    Brazil         15,747,000       4,009,754
*         Telecomunicacoes Brasileiras SA (Telebras), ADR, pfd. .....................    Brazil             41,800             652
          Telecomunicacoes de Sao Paulo SA, ADR, pfd. ...............................    Brazil            205,300       5,017,019
                                                                                                                      ------------
          TOTAL PREFERRED STOCKS (COST $22,497,583)..................................                                   28,962,407
                                                                                                                      ------------
                                                                                                      PRINCIPAL
                                                                                                      AMOUNT**
                                                                                                      ---------
          BONDS (COST $3,911,844) .5%
          AXA SA, cvt., 144A, 2.50%, 1/01/14 ........................................    France       3,445,200 EUR      3,512,231
                                                                                                                      ------------
          TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST $492,783,809).........                                  645,822,605
                                                                                                                      ------------

 (A)      REPURCHASE AGREEMENTS 6.3%
          Barclays Bank PLC, 3.00%, 1/03/00 (Maturity Value $14,003,500)
           Collaterized by U.S. Treasury Notes and Bonds ............................United States      14,000,000      14,000,000
          Morgan Stanley Group Inc., 3.00%, 1/03/00 (Maturity Value $29,594,397)
           Collaterized by U.S. Treasury Notes and Bonds ............................United States      29,587,000      29,587,000
                                                                                                                      ------------
          TOTAL REPURCHASE AGREEMENTS (COST $43,587,000).............................                                   43,587,000
                                                                                                                      ------------
          TOTAL INVESTMENTS (COST $536,370,809) 100.0%...............................                                  689,409,605
          OTHER ASSETS, LESS LIABILITIES ............................................                                      180,068
                                                                                                                      ------------
          TOTAL NET ASSETS 100.0% ...................................................                                 $689,589,673
                                                                                                                      ============

CURRENCY ABBREVIATION:
EUR--European Unit

*NON-INCOME PRODUCING.
**SECURITIES DENOMINATED IN U.S. DOLLARS UNLESS OTHERWISE INDICATED.
(A)AT DECEMBER 31, 1999, ALL REPURCHASE AGREEMENTS HELD BY THE FUND HAD BEEN ENTERED INTO ON THAT DATE.

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

Assets:
 Investments in securities, at value (cost $492,783,809)............................     $ 645,822,605
 Repurchase agreements, at value and cost ..........................................        43,587,000
 Receivables:
  Investment securities sold .......................................................        34,682,380
  Fund shares sold .................................................................            22,452
  Dividends and interest ...........................................................         1,437,543
                                                                                         -------------
   Total assets ....................................................................       725,551,980
                                                                                         -------------
Liabilities:
 Payables:
  Investment securities purchased ..................................................           510,791
  Fund shares redeemed .............................................................           563,320
  To affiliates ....................................................................           467,340
 Funds advanced by custodian .......................................................        34,138,994
 Accrued expenses ..................................................................           281,862
                                                                                         -------------
   Total liabilities ...............................................................        35,962,307
                                                                                         -------------
Net assets, at value ...............................................................     $ 689,589,673
                                                                                         =============
Net assets consist of:
 Undistributed net investment income ...............................................     $   5,470,586
 Net unrealized appreciation .......................................................       153,038,796
 Accumulated net realized gain .....................................................       109,151,709
 Beneficial shares .................................................................       421,928,582
                                                                                         -------------
Net assets, at value ...............................................................     $ 689,589,673
                                                                                         =============
CLASS 1:
 Net asset value per share ($641,848,812 /divided by/ 26,312,122 shares outstanding)     $       24.39
                                                                                         =============
CLASS 2:
 Net asset value per share ($47,740,861 /divided by/ 1,965,579 shares outstanding)..     $       24.29
                                                                                         =============

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

Investment Income:
 (net of foreign taxes of $1,032,325)
 Dividends ...................................................    $ 11,337,859
 Interest ....................................................         406,650
                                                                  ------------
   Total investment income ...................................                     $ 11,744,509
Expenses:
 Management fees (Note 4) ....................................       4,458,962
 Administrative fees (Note 4) ................................         616,251
 Distribution fees - Class 2 (Note 4) ........................          77,935
 Custodian fees ..............................................         137,300
 Reports to shareholders .....................................         151,300
 Professional fees ...........................................          68,500
 Trustees' fees and expenses .................................             400
 Other .......................................................           1,182
                                                                  ------------
   Total expenses ............................................                        5,511,830
                                                                                   ------------
    Net investment income ....................................                        6,232,679
                                                                                   ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ................................................     113,535,358
  Foreign currency transactions ..............................        (992,164)
                                                                  ------------
   Net realized gain .........................................                      112,543,194
   Net unrealized appreciation on investments ................                       45,757,412
                                                                                   ------------
Net realized and unrealized gain .............................                      158,300,606
                                                                                   ------------
Net increase in net assets resulting from operations .........                     $164,533,285
                                                                                   ============

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                                                1999               1998
                                                                          -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...............................................    $    6,232,679     $  12,029,676
  Net realized gain from investments and foreign currency transactions        112,543,194        47,568,957
  Net unrealized appreciation (depreciation) on investments ...........        45,757,412       (47,396,839)
                                                                           --------------------------------
   Net increase in net assets resulting from operations ...............       164,533,285        12,201,794

Distributions to shareholders from:
 Net investment income: ...............................................
  Class 1 .............................................................       (10,783,247)      (15,083,722)
  Class 2 .............................................................          (372,246)         (357,002)
 Net realized gains:
  Class 1 .............................................................       (49,890,491)      (63,413,199)
  Class 2 .............................................................        (1,972,049)       (1,560,086)

Fund share transactions (Note 3):
  Class 1 .............................................................      (100,093,706)      (19,220,136)
  Class 2 .............................................................        15,710,115        11,228,384
                                                                           --------------------------------
   Net increase (decrease) in net assets ..............................        17,131,661       (76,203,967)
Net assets:
 Beginning of year ....................................................       672,458,012       748,661,979
                                                                           --------------------------------
 End of year ..........................................................    $  689,589,673     $ 672,458,012
                                                                           ================================
Undistributed net investment income included in net assets:
 End of year ..........................................................    $    5,470,586     $  11,403,074
                                                                           ================================

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Stock Fund (the Fund) is a separate, diversified series of Templeton Variable Products Series Fund (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks capital growth through a policy of investing primarily in common stocks issued by companies, large and small, in various nations throughout the world. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

D. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND
Notes to Financial Statements (CONTINUED)

2. MERGER OF TEMPLETON VARIABLE ANNUITY FUND

On May 8, 1998, the Fund acquired all of the net assets of Templeton Variable Annuity Fund (Variable Annuity Fund) pursuant to a plan of reorganization approved by Variable Annuity Fund's shareholders. The merger was accomplished by a tax-free exchange of 699,965 Class 1 shares of the Fund (valued at $23.84 per share) for the net assets of the Variable Annuity Fund which aggregated $16,687,175, including $4,980,981 of unrealized appreciation. The combined net assets of the Fund immediately after the merger were $839,071,006.

3. BENEFICIAL SHARES

The Fund offers two classes of shares: Class 1 and Class 2 shares. The shares differ by their distribution fees, voting rights on matters affecting a single class, and the exchange privilege of each class.

At December 31, 1999, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                       YEAR ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------
                                                                1999                               1998
                                                ----------------------------------------------------------------------
                                                     SHARES             AMOUNT            SHARES           AMOUNT
CLASS 1 SHARES:                                 ----------------------------------------------------------------------
Shares sold ...................................      3,853,882     $    81,887,246       1,862,209    $   34,187,929
Shares issued on reinvestment of distributions       3,313,694          60,673,738       3,523,201        78,496,920
Shares issued on merger .......................             --                  --         699,965        16,687,175
Shares redeemed ...............................    (11,555,092)       (242,654,690)     (6,963,562)     (148,592,160)
                                                   -----------------------------------------------------------------
Net decrease ..................................     (4,387,516)    $  (100,093,706)       (878,187)   $  (19,220,136)
                                                   =================================================================

                                                                 YEAR ENDED DECEMBER 31,
                                                ----------------------------------------------------------
                                                            1999                          1998
                                                ----------------------------------------------------------
                                                    SHARES         AMOUNT        SHARES         AMOUNT
CLASS 2 SHARES:                                 ----------------------------------------------------------
Shares sold ...................................     912,104    $ 19,443,978      641,741    $ 14,204,072
Shares issued on reinvestment of distributions      128,314       2,344,295       86,200       1,917,088
Shares redeemed ...............................    (294,245)     (6,078,158)    (217,530)     (4,892,776)
                                                --------------------------------------------------------
Net increase ..................................     746,173    $ 15,710,115      510,411    $ 11,228,384
                                                ========================================================

4. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Trust are also officers or directors of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FT Services), and Franklin/Templeton Distributors, Inc. (Distributors), the Fund's investment manager, administrative manager, and principal underwriter, respectively.

The Fund pays an investment management fee to TICI based on the average daily net assets of the Fund as follows:

ANNUALIZED
FEE RATE    AVERAGE DAILY NET ASSETS
----------------------------------------------------------------
   0.75%    First $200 million
  0.675%    Over $200 million, up to and including $1.3 billion
   0.60%    Over $1.3 billion

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND

Notes to Financial Statements (CONTINUED)

4. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED
FEE RATE    AVERAGE DAILY NET ASSETS
----------------------------------------------------------------
   0.15%    First $200 million
  0.135%    Over $200 million, up to and including $700 million
   0.10%    Over $700 million, up to and including $1.2 billion
  0.075%    Over $1.2 billion

The Fund reimburses Distributors up to 0.25% per year of its average daily net assets of Class 2 shares, for costs incurred in marketing the Fund's Class 2 shares.

5. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

At December 31, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes of $537,940,376 was as follows:

  Unrealized appreciation .............   $ 197,659,684
  Unrealized depreciation .............     (46,190,455)
                                          -------------
  Net unrealized appreciation .........   $ 151,469,229
                                          =============

Net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales.

At December 31, 1999, the Fund has deferred currency losses occurring subsequent to October 31, 1999 of $596,000. For tax purposes, such losses will be reflected in the year ending December 31, 2000.

6. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1999 aggregated $286,049,156 and $471,031,775, respectively.

7. CREDIT FACILITY

Certain Franklin Templeton Funds, including Templeton Stock Fund, are participants in a $750 million senior unsecured credit agreement for temporary borrowing purposes. The termination date of the agreement is March 1, 2000. Interest is calculated on the Fund's borrowings at market rates. At December 31, 1999, the Fund had not utilized this credit facility.

8. SUBSEQUENT EVENT

On February 8, 2000, shareholders approved a proposal to merge the Fund into Franklin Templeton Variable Insurance Products Trust Templeton Global Growth Fund.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND

INDEPENDENT AUDITOR'S REPORT

To the Board of Trustees and Shareholders of Templeton Variable Products Series Fund

In our opinion, the accompanying statement of asset and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Stock Fund, series of Templeton Variable Products Series Fund at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The financial statements for the year ended December 31, 1998, including the financial highlights for each of the four years in the period then ended were audited by other independent accountants whose report dated January 28, 1999 expressed an unqualified opinion on those financial statements.

/s/PRICEWATERHOUSECOOPERS LLP

Ft. Lauderdale, Florida
January 28, 2000 except for Note 8, as to which the date is February 8, 2000.

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON STOCK FUND

CHANGE IN INDEPENDENT AUDITOR

On August 13, 1999, McGladrey & Pullen, LLP (McGladrey) resigned as independent auditors of the Fund. McGladrey resigned pursuant to their agreement to sell their investment company practice to PricewaterhouseCoopers LLP (PwC). The McGladrey partners and professionals previously serving the Fund, have joined PwC and performed the December 31, 1999 audit.

None of the reports of McGladrey on the financial statements of the Fund, including those of the past two fiscal years have ever contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the period McGladrey served the Fund, including the two most recent fiscal years and subsequent interim period, there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of disagreement in connection with its report.

On October 21, 1999, the Fund, with the approval of its Board of Trustees and its Audit Committee, engaged PwC as its independent auditors.

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON STOCK FUND
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $88,455,613 as a capital gain dividend for the fiscal year ended December 31, 1999.

Under Section 854 (b)(2) of the Internal Revenue Code, the Fund hereby designates 11.63% of ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 1999.

REPORT OF SPECIAL MEETING
OF SHAREHOLDERS

At a Special Meeting on February 8, 2000, the shareholders of Templeton Variable Products Series Fund (TVP) approved an Agreement and Plan of Reorganization (Reorganization) pursuant to which each TVP fund will merge with the similar, corresponding fund of the Franklin Templeton Variable Insurance Products Trust (VIP), to be effective as of May 1, 2000. The Reorganization provides that TVP shareholders will receive VIP shares equal in value to their current TVP shares.

In addition, at a Special Meeting of shareholders of Templeton Developing Markets Equity, Templeton Global Asset Allocation, and Templeton International Equity Funds, each a series of VIP, shareholders approved new investment advisory agreements and changes to, and elimination of, certain of the fundamental investment restrictions of each series, to be effective as of May 1, 2000.

The VIP Board of Trustees approved name changes for several of the combined TVP/VIP funds which will also take effect, as of May 1, 2000.

                                                NEW VIP COMBINED FUND NAME
YOUR CURRENT TVP FUND NAME                      AS OF MAY 1, 2000
---------------------------------------------------------------------------------------------
 Franklin Strategic Income Investments Fund     Franklin Strategic Income Securities Fund
 Templeton Asset Allocation Fund                Templeton Asset Strategy Fund
 Templeton Developing Markets Fund              Templeton Developing Markets Securities Fund
 Templeton International Fund                   Templeton International Securities Fund

 At the Special Meeting of Shareholders of each series of Templeton Variable Products Series Fund (TVP) held on February 8, 2000, shareholders voted as follows:

1. Regarding the approval of the Agreement and Plan of Reorganization between the Franklin Large Cap Growth Investments Fund and the Franklin Large Cap Growth Securities Fund, a series of the Franklin Templeton Variable Insurance Products Trust:

                      Shares         % of       Shares      % of        Shares         % of
     Shares           Voted         Shares      Voted      Shares      Voted to       Shares
      Voted            For           Voted     Against     Voted        Abstain       Voted
---------------- --------------- ------------ --------- ----------- -------------- -----------
     88,108.591      82,549.531      93.691%     0.000      0.000%      5,559.060      6.309%

2. Regarding the approval of the Agreement and Plan of Reorganization between the Franklin Small Cap Investments Fund and the Franklin Small Cap Fund, a series of the Franklin Templeton Variable Insurance Products Trust:

                          Shares           % of          Shares         % of         Shares          % of
       Shares              Voted          Shares         Voted         Shares       Voted to        Shares
       Voted                For            Voted        Against        Voted         Abstain        Voted
------------------- ------------------ ------------ --------------- ----------- ---------------- -----------
     3,910,681.268  3,676,403.633          94.009%      44,760.236      1.145%      189,517.399      4.846%

3. Regarding the approval of the Agreement and Plan of Reorganization between the Franklin S&P 500 Index Fund and the Franklin S&P 500 Index Fund, a series of the Franklin Templeton Variable Insurance Products Trust:

                       Shares          % of          Shares         % of         Shares         % of
      Shares            Voted         Shares         Voted         Shares       Voted to       Shares
      Voted              For           Voted        Against        Voted        Abstain        Voted
----------------- ---------------- ------------ --------------- ----------- --------------- -----------
     666,529.442      627,225.217      94.103%      13,207.807      1.982%      26,096.418      3.915%

4. Regarding the approval of the Agreement and Plan of Reorganization between the Franklin Strategic Income Investments Fund and the Franklin Strategic Income Securities Fund, a series of the Franklin Templeton Variable Insurance Products Trust:

                       Shares          % of       Shares      % of        Shares         % of
      Shares            Voted         Shares      Voted      Shares      Voted to       Shares
      Voted              For           Voted     Against     Voted        Abstain       Voted
----------------- ---------------- ------------ --------- ----------- -------------- -----------
     413,690.850      410,740.206      99.287%     0.000      0.000%      2,950.644      0.713%

5. Regarding the approval of the Agreement and Plan of Reorganization between the Mutual Shares Investments Fund and the Mutual Shares Securities Fund, a series of the Franklin Templeton Variable Insurance Products Trust:

                       Shares          % of         Shares         % of         Shares         % of
      Shares            Voted         Shares         Voted        Shares       Voted to       Shares
      Voted              For           Voted        Against       Voted        Abstain        Voted
----------------- ---------------- ------------ -------------- ----------- --------------- -----------
 481,079.686      462,972.399      96.236%      5,433.373      1.130%      12,673.914      2.634%

6. Regarding the approval of the Agreement and Plan of Reorganization between the Templeton Asset Allocation Fund and the Templeton Global Asset Allocation Fund, a series of the Franklin Templeton Variable Insurance Products Trust:

                            Shares           % of           Shares           % of          Shares           % of
       Shares               Voted           Shares           Voted          Shares        Voted to         Shares
        Voted                For             Voted          Against         Voted          Abstain         Voted
-------------------- ------------------- ------------ ------------------ ----------- ------------------ -----------
 30,053,798.611      27,094,661.662      90.154%      1,263,049.081      4.202%      1,696,087.868      5.644%

7. Regarding the approval of the Agreement and Plan of Reorganization between the Templeton Bond Fund -- Class 1 and the Templeton Global Income Securities Fund -- Class 1, a series of the Franklin Templeton Variable Insurance Products
Trust:

                          Shares           % of          Shares         % of         Shares          % of
       Shares              Voted          Shares         Voted         Shares       Voted to        Shares
       Voted                For            Voted        Against        Voted         Abstain        Voted
------------------- ------------------ ------------ --------------- ----------- ---------------- -----------
 2,085,176.738      1,838,325.020      88.162%      92,878.521      4.454%      153,973.197      7.384%

8. Regarding the approval of the Agreement and Plan of Reorganization between the Templeton Bond Fund -- Class 2 and the Templeton Global Income Securities Fund -- Class 2, a series of the Franklin Templeton Variable Insurance Products
Trust:

                      Shares         % of         Shares         % of        Shares         % of
     Shares           Voted         Shares         Voted        Shares      Voted to       Shares
      Voted            For           Voted        Against       Voted        Abstain       Voted
---------------- --------------- ------------ -------------- ----------- -------------- -----------
 50,207.875      44,120.171      87.875%      4,594.020      9.150%      1,493.684      2.975%

 9. Regarding the approval of the Agreement and Plan of Reorganization between the Templeton Developing Markets Fund and the Templeton Developing Markets Equity Fund, a series of the Franklin Templeton Variable Insurance Products
Trust:

                            Shares           % of          Shares          % of          Shares           % of
       Shares               Voted           Shares          Voted         Shares        Voted to         Shares
        Voted                For             Voted         Against        Voted          Abstain         Voted
-------------------- ------------------- ------------ ---------------- ----------- ------------------ -----------
 43,104,307.479      38,032,307.453          88.233%      995,683.149      2.310%  4,076,316.877          9.457%

10. Regarding the approval of the Agreement and Plan of Reorganization between the Templeton International Fund and the Templeton International Equity Fund, a series of the Franklin Templeton Variable Insurance Products Trust:

                            Shares           % of           Shares           % of          Shares           % of
       Shares               Voted           Shares           Voted          Shares        Voted to         Shares
        Voted                For             Voted          Against         Voted          Abstain         Voted
-------------------- ------------------- ------------ ------------------ ----------- ------------------ -----------
 50,011,973.703      44,879,630.867          89.738%  1,787,919.242          3.575%  3,344,423.594          6.687%

11. Regarding the approval of the Agreement and Plan of Reorganization between the Templeton Stock Fund and the Templeton Global Growth Fund, a series of the Franklin Templeton Variable Insurance Products Trust:

                            Shares           % of          Shares          % of          Shares           % of
       Shares               Voted           Shares          Voted         Shares        Voted to         Shares
        Voted                For             Voted         Against        Voted          Abstain         Voted
-------------------- ------------------- ------------ ---------------- ----------- ------------------ -----------
 28,354,704.714      25,499,530.878          89.931%      973,896.763      3.434%  1,881,277.073          6.635%

There being no further business to come before the Meeting, upon motion duly made, seconded and carried, the Meeting was adjourned.

ANNUAL  REPORT
 December 31, 1999

Templeton
Variable Products
Series Fund

100 Fountain Parkway
St. Petersburg, Florida 33716-1205

ANNUAL REPORT
Templeton Variable Products Series Fund

INVESTMENT MANAGERS
Templeton Investment Counsel, Inc. ("TICI")
Templeton Asset Management Ltd., Singapore
Franklin Advisers, Inc.
Franklin Mutual Advisers, LLC

DISTRIBUTOR

Franklin Templeton Distributors, Inc
 .
Templeton Variable Products Series Fund Shares are currently sold only to Insurance Company Separate Accounts ("Separate Accounts") to serve as the investment vehicles for both Variable Annuity and Variable Life Insurance contracts (the"Contracts"). This report must be preceded or accompanied by the current prospectus for the applicable contract, which includes the Separate Account and the Templeton Variable Product Series Fund prospectuses. The prospectuses contain more detailed information, including sales charges, risks and advantages. Please read the prospectuses carefully before investing or sending money. These reports and prospectuses do not constitute an offering in any jurisdiction in which such offering may not lawfully be made.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

OL 2510 A 02/00

Printed on recycled paper